As filed with the Securities and Exchange Commission on April 29, 2011

File No. 333-149636

811-04721

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 5	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 63	☒

(Check appropriate box or boxes.)

Phoenix Life Variable Universal Life Account

(Exact Name of Registrant)

Phoenix Life Insurance Company

(Name of Depositor)

One American Row, Hartford, Connecticut 06102-5056

(Address of Depositor’s Principal Executive Offices) (Zip Code)

(800) 447-4312

(Depositor’s Telephone Number, including Area Code)

John H. Beers, Esq.

Phoenix Life Insurance Company

One American Row

Hartford, CT 06102-5056

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: as soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 29, 2011 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

Phoenix Joint Edge® VUL

Phoenix Life Variable Universal Life Account
Issued by: Phoenix Life Insurance Company

PROSPECTUS	April 29, 2011

    This prospectus describes a flexible premium, variable universal life insurance policy that can provide lifetime insurance protection on the lives of two to five insureds. We will pay the death benefit following the death of the first insured person to die. You may allocate policy value to the Guaranteed Interest Account, Long-term Guaranteed Interest Account (collectively, “Guaranteed Interest Accounts”) and/or one or more of the investment options of the Phoenix Life Variable Universal Life Account (“Separate Account”). The investment options purchase shares of the following funds:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
     Invesco V.I. Capital Appreciation Fund – Series I Shares
     Invesco Van Kampen V.I. Equity and Income Fund – Series II Shares1
Calvert Variable Products, Inc.-Class 1
     Calvert VP S&P MidCap 400 Index Portfolio
DWS Investments VIT Funds– Class A
     DWS Equity 500 Index VIP
     DWS Small Cap Index VIP
Federated Insurance Series
     Federated Fund for U.S. Government Securities II
     Federated High Income Bond Fund II – Primary Shares
     Federated Prime Money Fund II
Fidelity® Variable Insurance Products – Service Class
     Fidelity® VIP Contrafund® Portfolio
     Fidelity® VIP Growth Opportunities Portfolio
     Fidelity® VIP Growth Portfolio
     Fidelity® VIP Investment Grade Bond Portfolio
Financial Investors Variable Insurance Trust – Class II
     Ibbotson Aggressive Growth ETF Asset Allocation Portfolio
     Ibbotson Balanced ETF Asset Allocation Portfolio
     Ibbotson Growth ETF Asset Allocation Portfolio
     Ibbotson Income and Growth ETF Asset Allocation Portfolio
Franklin Templeton Variable Insurance Products Trust – Class 2
     Franklin Income Securities Fund
     Mutual Shares Securities Fund
     Templeton Developing Markets Securities Fund
     Templeton Foreign Securities Fund
     Templeton Growth Securities Fund
Lord Abbett Series Fund, Inc. – Class VC
     Lord Abbett Bond-Debenture Portfolio
     Lord Abbett Growth and Income Portfolio
     Lord Abbett Mid-Cap Value Portfolio
Neuberger Berman Advisers Management Trust – Class S
     Neuberger Berman Advisers Management Trust Guardian Portfolio
     Neuberger Berman Advisers Management Trust Small Cap Growth Portfolio
Oppenheimer Variable Account Funds – Service Shares
     Oppenheimer Capital Appreciation Fund/VA
     Oppenheimer Global Securities Fund/VA
     Oppenheimer Main Street Small- & Mid-Cap Fund®/VA2
PIMCO Variable Insurance Trust – Advisor Class
     PIMCO CommodityRealReturn® Strategy Portfolio
     PIMCO Real Return Portfolio
     PIMCO Total Return Portfolio
Sentinel Variable Products Trust
     Sentinel Variable Products Balanced Fund
     Sentinel Variable Products Bond Fund
     Sentinel Variable Products Common Stock Fund
     Sentinel Variable Products Mid Cap Fund
     Sentinel Variable Products Small Company Fund
Virtus Variable Insurance Trust
     Virtus Capital Growth Series
     Virtus Growth and Income Series
     Virtus International Series
     Virtus Multi-Sector Fixed Income Series
     Virtus Real Estate Securities Series
     Virtus Small-Cap Growth Series
     Virtus Small-Cap Value Series
     Virtus Strategic Allocation Series

Wanger Advisors Trust

     Wanger International
     Wanger International Select
     Wanger Select
     Wanger USA

See Appendix A for additional information.

1Name change effective June 1, 2010: Van Kampen UIF Equity and Income Portfolio to Invesco Van Kampen V.I. Equity and Income Fund.

Name change effective April 30, 2011: Oppenheimer Main Street Small-Cap Fund®/VA to Oppenheimer Main Street Small- & Mid-Cap Fund®/VA.

    It may not be in your best interest to purchase a policy to replace an existing life insurance policy or annuity contract. You must understand the basic features of the proposed policy and your existing coverage before you decide to replace your present coverage. You must also know if the replacement will result in any income taxes.

    The U.S. Securities and Exchange Commission (“SEC”) has neither approved nor disapproved these securities, nor have they passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

    Read and keep this prospectus for future reference. The policy is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Policy investments are subject to risk, including the possible loss of principal invested. If you have any questions, please contact us at:

Phoenix Variable Products Mail Operations (“VPMO”) PO Box 8027 Boston, MA 02266-8027	Variable and Universal Life Administration (“VULA”) 800/541-0171

Index of Special Terms
We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the policy, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term. The word or term will appear in italics the first time it appears on that page.
Page
amount at risk	25
base face amount	19
Company	11
first death	14
Good order	14
investment options	11
modified endowment contract (“MEC”)	36
monthly calculation date	25
monthly deduction amount	25
net premium	17
net surrender value	5
No Lapse Guarantee premium	31
policy anniversary	16
policy date	16
policy value	18
policy year	16
Termination	32
total cumulative premium test	31
total face amount	19
valuation date	17
7-pay test	36

Summary of Benefits and Risks

    Most of the terms used throughout this prospectus are described within the text where they first appear. See the “Index of Special Terms” to see where the best description of certain terms appears.

    This prospectus contains information about all the material rights and features of the variable life policy that you should understand before investing. This summary describes the basic benefits and risks of the policy.

Summary of Policy Benefits

Death Benefits

    This policy is a flexible premium variable universal life insurance policy that can insure two to five lives. The policy is, first and foremost, a life insurance policy. While the policy remains in force we will pay a death benefit to the named beneficiary upon the first death of a person insured under the policy. You have a choice of three death benefit options with the policy:

Death Benefit Option A will equal the policy’s face amount, or the minimum death benefit, if greater.
Death Benefit Option B will equal the face amount plus the policy value, or the minimum death benefit, if greater.
Death Benefit Option C will equal the face amount plus the Death Benefit Option C Increase Amount, or the minimum death benefit, if greater. This option is only available at policy issue.

    The minimum death benefit is equal to the policy value on the date of death increased by a percentage taken from a table in the policy based on the attained age of the oldest insured person at the beginning of the policy year in which death occurs.

    The death benefit we pay will be reduced by any unpaid policy loan amounts and, unless the No Lapse Guarantee is in effect, unpaid policy charges.

    You should consult your registered representative to discuss how much premium you should allocate to the policy. The amount of premium you should allocate to the policy can differ depending on what your financial protection needs are. If you are buying the policy purely for death benefit protection, you should carefully consider the advantages and disadvantages of choosing to allocate more premium than needed to keep the policy in force under Death Benefit Option A.

Surrenders and Withdrawals

     While the insureds are living, you may surrender the policy for its net surrender value. The net surrender value is the policy value reduced by outstanding loans and loan interest and any applicable surrender charge.

    Beginning in the second policy year, subject to certain limitations, you may take withdrawals from the policy. You may incur a partial surrender charge on the amount withdrawn.

    A withdrawal is not permitted if it would reduce the net surrender value to zero or would reduce the face amount below the minimum face amount for the policy. A withdrawal reduces the policy values, may reduce the face amount of the policy and may increase the risk that the policy will lapse. A withdrawal will reduce the death benefit payable regardless of the policy’s death benefit option.

    For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.

    Surrenders and withdrawals may have adverse tax consequences.

Loans

    Generally, you may borrow up to 100% of your policy value less the current surrender charge and loan interest accrued to the end of the policy year. We count any outstanding loans and loan interest toward the applicable limit. Taking a loan may have adverse tax consequences and may increase the risk that your policy will terminate.

Investment Choices

    You may direct your premium to a wide variety of investment options available through the Separate Account, and to the Guaranteed Interest Accounts. Each investment option of the Separate Account invests directly in an underlying fund. You may generally transfer policy value among any of the Separate Account investment options and the Guaranteed Interest Accounts while continuing to defer current income taxes. Your ability to make transfers is limited by (1) limitations on transfers into and from the Guaranteed Interest Accounts contained in the policy and (2) restrictions on frequent trading and market timing activity imposed by us and the underlying funds, and (3) our right to suspend your transfer privileges after your twelfth transfer in each policy year. Each of these limitations is summarized in this prospectus or, in the case of limitations imposed by the funds, the applicable fund’s prospectus.

Asset Allocation and Strategic Programs

    You may also elect an asset allocation or strategic program through which to allocate your premiums and policy value. Participation in a program is optional. Although we may offer other programs in the future, whether those programs will be made available to both current and prospective policy owners will be determined at our sole discretion.

Flexible Premiums

    This policy allows for flexible premiums, which means that, within limitations, you may choose the amount of premium to allocate to the policy. The only premium you must pay is the minimum initial premium. Unless your initial premium is sufficient to keep the policy in force over time, additional premium payments may be required to prevent policy lapse. The minimum premium we will accept is $25.00.

Other Available Insurance Benefits

    The following additional coverages and features may be available to you by rider. We currently make the following optional riders available with the policy. These riders increase a policy’s charges.

Alternate Surrender Value Rider (Minimum first year premium of $100,000 is required for rider purchase)
Disability Payment of Specified Premium Rider (maximum issue age is 60)
Individual Level Term Rider
Survivor Purchase Option Rider

    We also attach the following riders to the policy at issue. The riders may involve extra cost to you as indicated in the Fee Tables in this prospectus.

No Lapse Guarantee Rider (maximum issue age is 85, Death Benefit Option A Policies only)
Overloan Protection Rider
Policy Exchange Option Rider (not available for New York policies)

Your Right to Cancel the Policy

    You have the right to review the policy and cancel it if you are not satisfied. Simply return the policy to us at the VULA within ten days after you receive it. Your state may require a longer period. The period applicable to your policy will be shown on the policy’s first page.

Summary of Policy Risks

Suitability Risk

    Variable life insurance is designed for long-term financial planning, and the policy is not suitable as a short-term investment. Additionally, this policy is not suitable if you intend to utilize short-term trading strategies. Surrender charges apply during the first ten policy years; therefore, it may not be appropriate for you to purchase a policy if you may need to withdraw all or part of your policy value during the first few policy years. Also, while the policy offers a variety of available investment options and the potential for appreciation, the policy is a life insurance contract containing policy charges and charges associated with the investment options of the Separate Account. These charges will reduce your policy value.

Replacements

    Replacing any existing policy with this policy may not be to your advantage. You should talk with your registered representative before you replace your variable life insurance policy. You should carefully compare the risks, charges, and benefits of your existing policy to the replacement policy to determine if replacing your existing policy benefits you. Additionally, replacing your policy could result in adverse tax consequences so you should also consult with your tax professional. You should know that once you have replaced your variable life insurance policy, you generally cannot reinstate it unless the insurer is required to reinstate the previous policy under state law. This is true even if you choose not to accept your new variable life insurance policy during your “right to cancel” period.

Conflicts of Interest

    Broker-dealers and registered representatives often sell products issued by several different and unaffiliated insurance companies and the amount of compensation payable may vary significantly. Additionally, compensation paid to a broker-dealer or registered representative will also vary between products issued by the same insurance company, including additional compensation payable as part of certain service arrangements. A broker-dealer and its registered representatives may have an incentive to promote or sell one product over another depending on these differences in the compensation, potentially resulting in the sale of a product that may not be the best product to suit your needs. You should talk to your registered representative if you have questions about potential conflicts of interest that may be created by varying compensation plans. You can find more information about the types of compensation arrangements we offer in the “Distribution of Policies” section of this prospectus.

Tax Effects

    Existing tax laws that currently provide favorable treatment of life insurance death benefit proceeds and deferred taxation of any increase in policy value due to investment earnings may change at any time. Generally, under current federal income tax law, death benefits are not subject to income taxes. Earnings on the policy value invested in the Separate Account or the Guaranteed Interest Accounts are not subject to income taxes until there is a distribution from the policy. Taking a loan or a full or partial surrender from the policy could result in recognition of income for tax purposes. Additionally, certain funding circumstances may cause a policy to become a modified endowment contract (MEC). Under federal tax law, loans, withdrawals and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis second. Also, distributions from a MEC policy received prior to the policyowner’s attainment of age 59½ are subject to a 10% penalty tax.

Risk of Lapse

    Your policy will be at risk of terminating if the policy value less policy loans and accrued loan interest is not sufficient to cover the monthly charges due and the policy does not have a No Lapse Guarantee in effect. Your policy value will be reduced by the amount of any withdrawal, and any applicable withdrawal and partial surrender charge, and the amount of any loan, and loan interest due. Additionally, poor investment experience will also decrease your policy value. Therefore, these factors increase the risk that your policy will lapse, requiring you to make additional premium payments to keep the policy in force. Before your policy terminates, you will have a grace period during which we will alert you to an impending lapse and give you an opportunity to keep the policy in force by paying a specified amount. If the policy lapses, you may be given the opportunity to reinstate it by making the required premium payment and satisfying our other reinstatement requirements.

Investment Risk

    The value of your policy will fluctuate with the performance of the Separate Account investment options you select. The investment options may decline in value and the underlying funds may not meet their stated objectives or perform to your expectations. You bear the investment risk, whether a gain or a loss, for any premium allocated to the Separate Account investment options. A comprehensive discussion of an underlying fund’s risks may be found in that fund’s prospectus.

Transfer Risk

    Transfers and deposits to the Guaranteed Interest Accounts may be limited to a total of $250,000 during any one week period and $1,000,000 in any 12-month period. Transfers out of the Guaranteed Interest Accounts are generally limited to one transfer per year. The amount you may transfer out of the Guaranteed Interest Accounts is limited based on a schedule described later in the prospectus. Additionally, we reserve the right to reject or restrict transfers among investment options if we or an underlying fund determine the transfers reflect disruptive trading, or following your twelfth transfer in any policy year.

Early Surrender Risk

    This policy is designed to be held for the long-term. Surrender charges apply to surrenders, withdrawals, and face amount decreases taken in the first ten policy years. It is possible that a policy will have little or no net surrender value during the early policy years.

Limitations on Access to Cash Value

    Policy loans are subject to maximum and minimum amounts. Withdrawals from the policy are not available in the first policy year. When available, withdrawals are subject to maximum and minimum amounts and we reserve the right to charge a withdrawal fee of $25.00 per withdrawal. Withdrawals may reduce the policy face amount and may be subject to a partial surrender charge. Because of these charges and restrictions, there will be less cash value available for loans and withdrawals in the policy’s early years.

Policy Charge Risk

    We have the right to increase certain non-guaranteed policy and rider charges up to the maximum guaranteed charges shown in the Fee Tables included in the following pages.

    The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy. There are two tables describing the policy charges. The table below describes the fees and expenses that you will pay at the time that you make premium payments, surrender the policy, transfer policy value between investment options, or exercise the certain riders.

Fee Tables

Transaction Fees

Charge	When Deducted	Amount Deducted
Premium Expense Charge	Upon premium payment	Maximum of 8% of each premium payment
Surrender Charge[1,2,4]	Upon surrender during the first ten policy years	Maximum of $40.07 to minimum of $4.18 per $1,000 of face amount.
Representative charge for a male age 35; female age 35, $375,000 face amount, Death Benefit Option A, both in the preferred risk class:
$12.00 per $1,000 of face amount
Partial Surrender Charge[2,3,4,6]	1) Upon withdrawal of policy value; 2) Upon face amount decrease	Maximum of $40.07 to a minimum of $4.18 per $1,000 of face amount
Representative charge for a male age 35; female age 35, $375,000 face amount, Death Benefit Option A, both in preferred risk class:
$12.00 per $1,000 of face amount

Charge	When Deducted	Amount Deducted
Transfer Charge	Upon transfer	Maximum of $25 per transfer after the first twelve transfers; not currently charged.
Withdrawal Fee[6]	Upon withdrawal	Maximum of $25.00 per withdrawal; not currently charged.
Overloan Protection Option Charge[5]	On the next monthly calculation date following exercise of the option	3.5% of the policy value
Policy Exchange Option Rider Fee	Upon exercise of the rider	Maximum of $100.00
[1]	This charge is incurred only if there is a full surrender and is reduced by any partial surrender charge previously assessed.
[2]	This charge varies according to the gender, issue age, and risk class of each insured and decreases over the time the policy is in force. No surrender charge is applied after the policy anniversary on or following the oldest insured’s attained age 121.
[3]	This charge is incurred only if there is a withdrawal or face amount decrease. To determine the charge, the full surrender charge is multiplied by the result of dividing the withdrawal amount by the net surrender before the withdrawal. In the case of a face amount decrease, the full surrender charge is multiplied by the result of dividing the decrease in base face amount by the base face amount before the decrease.
[4]	This charge varies based on the insured’s individual characteristics. The surrender charges shown in this table may not be typical of the charges a particular policy owner will pay. Before you purchase the policy, we will provide you personalized illustrations of your future benefits under the policy based upon the age and risk class of the persons you wish to insure, the death benefit option, face amount, planned premiums and riders requested. You may also call us at 1-800-417-4769 to obtain a personalized illustration. Your policy’s specifications pages will show the surrender charges for your policy.
[5]	This benefit is provided by rider that is automatically made a part of the policy.
[6]	Withdrawals and face amount decreases are subject to both the Partial Surrender Charge and the Withdrawal Fee; however, we do not currently charge the Withdrawal Fee and we will not charge a Withdrawal Fee on any Withdrawal taken on and following the oldest insured’s 121st birthday.

    The table below describes the fees and expenses that you will pay periodically during the time that you own the policy, not including fund fees and expenses.

Periodic Charges Other than Fund Operating Expenses

Charge	When Deducted	Amount Deducted
Cost of Insurance[1,2,3,6]	On each monthly calculation date*	Maximum of $83.33 to a minimum of $.0083 per $1,000 of amount at risk
Representative charge for a male, age 35; female, age 35, $375,000 face amount both in preferred risk class:
$0.0250 per $1,000 of amount at risk
Coverage Charge[2,4,6]	On each monthly calculation date* for the first ten policy years	Maximum of $68.42 to a minimum of $0.0661 per $1,000 of face amount
Representative charge for a male, age 35; female, age 35, $375,000 face amount, Death Benefit Option A, both in preferred risk class:
$0.1056 per $1,000 of face amount
Mortality and Expense Risk Charge[6]	On each monthly calculation date*	Policy years 1-20
Maximum charge is 0.50% on an annual basis of investments in the Separate Account investment options;
Policy years 21+
Maximum charge is 0.30% on an annual basis of investments in the Separate Account investment options.
Administrative Charge[6]	On each monthly calculation date*	Maximum of $10.00
Tax Charges	When we become liable for taxes	Currently, there are no charges for taxes; however, we reserve the right to impose a charge should we become liable for taxes in the future.
Loan Interest Rate Charged[5]	Interest accrues daily and is due on each policy anniversary	Maximum annual net cost is 1%

[1]	Cost of insurance rates will vary according to the insureds’ ages at issue, genders and risk classifications at issue, the policy year and the ratio of policy value to death benefit. Cost of insurance charges will generally increase as the insureds age. This table shows cost of insurance rates for standard risks. Additional charges, if any, may be assessed for risks associated with certain health conditions, occupations or avocations. These additional charges are included in the maximum cost of insurance shown above.
[2]	This charge varies based on the insureds’ individual characteristics. The cost of insurance and coverage charges shown in this table may not be typical of the charges a particular policy owner will pay. Before you purchase the policy, we will provide you personalized illustrations of the future benefits under the policy based upon the age and risk class of the persons you wish to insure, as well as the death benefit option, face amount, planned premiums and riders requested. You may also call us at 1-800-417-4769 to obtain a personalized illustration. Your policy’s specifications pages will show the cost of insurance and coverage charges for your policy.
[3]	The amount at risk at any given time is the difference between the total death benefit we would pay and the policy value.
[4]	The coverage charge varies based on the insureds’ ages, genders and risk classifications at issue.
[5]	The maximum net cost to the policy is the difference between the rate we charge for the outstanding loan, which is guaranteed not to exceed 4%, and the rate we credit the loaned portion of the Guaranteed Interest Account, which is guaranteed to be at least 3%. This loan interest charge is assessed against outstanding loan amounts and accrued interest.
[6]	This charge does not apply beginning on the policy anniversary on which the oldest insured’s attained age reaches 121.
*	The monthly calculation date is the day each month on which we assess these charges. The monthly calculation date is the same date each month beginning with the policy date.

    This table shows the charges you will pay periodically for certain riders you elect to add to your policy. Other riders are available with this policy for which no separate rider charge is assessed but that may increase monthly cost of insurance deductions. We describe riders later under “Other Available Policy Benefits.”

Other Available Policy Benefits Expenses

Charge	When Deducted	Amount Deducted
Alternate Surrender Value Rider[1,3]	On each monthly calculation date*	Maximum of 5% to a minimum of 3% of one-twelfth of the target annual premium
Representative charge for a male, age 35; female age 35, $375,000 face amount, Death Benefit Option A, both in preferred risk class, with the 4-year benefit period:
$9.53
Disability Payment of Specified Premium Rider (Disability Benefit Rider)[1,2]	On each monthly calculation date*	Maximum of $0.6363 to a minimum of $0.1899 per $100 of premium waived
Representative charge for a male, age 35, $375,000 face amount, Death Benefit Option A, in preferred risk class:
$0.2358 per $100 of premium waived
Individual Level Term Rider[1,4] (Cost of Insurance)	On each monthly calculation date*	Maximum of $83.33 to a minimum of $0.554 per $1,000 of level term face amount
Representative charge for a male, age 35, $200,000 face amount, Death Benefit Option A, in preferred plus risk class:
$0.0803 per $1,000 of level term face amount
Individual Level Term Rider[1] (Coverage Charge)	On each monthly calculation date*	Maximum of $26.32 to a minimum of $.5668 per $1,000 of face amount
Representative charge for a male, age 35, $200,000 face amount, Death Benefit Option A, in preferred plus risk class:
$0.151 per $1,000 of face amount
Survivor Purchase Option Rider[1,4]	On each monthly calculation date*	Maximum of $0.3125 to a minimum of $0.0033 per $1,000 of total face amount[5]
Representative charge for a male, age 35; female age 35, $375,000 face amount, Death Benefit Option A, both in preferred plus risk class:
$0.0108 per $1,000 of total face amount[5]
[1]	The charge for this rider varies based on the insureds’ issue ages, genders and risk classification, as well as the face amount of the policy and additional coverage amounts provided by riders attached to the policy. The charges shown in this table may not be typical of the charges a particular policy owner will pay. Your policy’s rider specifications pages will indicate the costs applicable to your policy. If you would like information on the charges for the Alternate Surrender Value Rider, Disability Payment of a Specified Amount Rider, Individual Level Term Rider or Survivor Purchase Option Rider that would apply to your particular situation, you may request a personalized illustration from your financial representative or by calling us at 1-800-417-4769.
[2]	The charge for this rider also varies based on the specified benefit amount.

[3]	The charge for this rider also varies based on the benefit period you elect.

[4]	The charge for this rider increases as the insureds age.
[5]	The total face amount is the face amount of the base policy and the amount of coverage provided by the Individual Level Term Rider.
*	The monthly calculation date is the day each month on which we assess these charges. The monthly calculation date is the same date each month beginning with the policy date.

     The table below shows the minimum and maximum fees and expenses as a percentage of daily net assets, for the year ended December 31, 2010, charged by the funds that you may pay indirectly during the time that you own the policy. This table does not reflect any fees that may be imposed by the funds for short-term trading. Funds of funds may have higher operating expenses than other funds since funds of funds invest in underlying funds which have their own expenses. Total Annual Fund Operating Expenses are deducted from a fund’s assets and include management fees, distribution and/or 12b-1 fees, and other expenses, but do not include any redemption fees that may be imposed by various funds. More detail concerning each of the fund’s fees and expenses is contained in the prospectus for each fund.

TOTAL ANNUAL FUND OPERATING EXPENSES

	Minimum	Maximum
Gross Annual Fund Operating Expenses	0.33%	2.27%
Net Annual Fund Operating Expenses[1]	0.33%	1.75%
[1]	Advisors and/or other service providers to the funds have contractually agreed to reduce the management fees or reimburse certain fees and expenses for certain funds. The Gross Total Annual Fund Operating Expenses shown in the first row of the table do not reflect the effect of any fee reductions or reimbursements. The Net Annual Fund Operating Expenses shown in the second row reflects the effect of fee reductions and waiver arrangements that are contractually in effect at least through April 30, 2012. There can be no assurance that any contractual arrangement will extend beyond its current terms and you should know that these arrangements may exclude certain extraordinary expenses. See each fund’s prospectus for details about the annual operating expenses of that fund and any waiver or reimbursement arrangements that may be in effect.

Description of Phoenix Life Insurance Company

    In this prospectus, the “ Company,” “we,” “us,” and “our” refers to Phoenix Life Insurance Company or “Phoenix Life.” Phoenix is a life insurance company, which is wholly owned by The Phoenix Companies, Inc. (“PNX”). Phoenix Life sells variable life insurance and annuity products to individual customers. Phoenix Life is organized as a New York stock company. Our executive and administrative office is at One American Row, Hartford, CT 06102-5056. Our New York principal office is at 31 Tech Valley Drive, East Greenbush, New York 12061.

    Obligations under the contracts are obligations of Phoenix Life. You may make contributions to the Guaranteed Interest Accounts or “GIAs” which are supported by the assets in Phoenix Life’s general account. Such contributions are not invested in the Separate Account. The GIAs are part of the general account of Phoenix Life (the “General Account”). The General Account supports all insurance and annuity obligations of Phoenix Life and is made up of all of its general assets other than those allocated to any separate account such as the Separate Account. For more complete information, see the “Guaranteed Interest Accounts” section below.

Policy Guarantees

    Any guarantee under the policy, such as interest credited to the GIA or any guarantees provided by a rider to your variable life policy are paid from our general account. Therefore, any amounts that we may pay under the policy as part of a guarantee are subject to our long-term ability to make such payments. The assets of the Separate Account are available to cover the liabilities of our General Account to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the policies supported by it. Under New York law, insurance companies are required to hold a specified amount of reserves in order to meet the policy obligations of their general account to policy owners. State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that an insurer could incur as the result of its own investment of its general account assets, which could include bonds, mortgages, general real estate investments, and stocks. Useful information about Company’s financial strength, including information on our general account portfolio of investments, may be found on our website located under “About Us”/”Financial Strength” along with information on ratings assigned to us by one or more independent rating organizations. Additionally, the consolidated financial statements and financial schedules from the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 and any applicable amendments, may also be found on our website, phoenixwm.com, or a copy of any of the above referenced documents may be obtained for free by calling VULA.

Description of Phoenix Life Variable Universal Life Account

    Phoenix Life established the Phoenix Life Variable Universal Life Account (“Separate Account”) as a separate account under New York insurance law on June 17, 1985. The Separate Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management, investment practices or policies of the Separate Account or of the Company.

    The Separate Account purchases shares in mutual funds called “underlying funds.” The Separate Account is divided into sections called “ investment options.” There is a corresponding investment option for each underlying fund in which the Separate Account invests. You do not invest directly in the underlying funds. Instead, the policy value you allocate to the Separate Account purchases “units” of the Separate Account. The units are allocated to the investment options of your choice. Each time you buy units of the Separate Account, the Separate Account purchases shares of the corresponding underlying fund. The value of your units will vary. Please refer to “Policy Values” for more details on unit values and to “the Underlying Funds” for more information about the funds.

    Phoenix Life does not guarantee the investment performance of the Separate Account or any of its investment options. The policy value allocated to the Separate Account depends on the investment performance of the underlying funds. As policy owner, you bear the full investment risk for all monies invested in the Separate Account. Phoenix Life insurance Company is obligated to pay all amounts contractually owed under the policies.

    The Separate Account has several investment options with varying degrees of investment risk. You may make contributions to the Separate Account but you assume all of the investment risk for the policy value that you contribute and allocate to the Separate Account. Under New York law these Separate Account assets are segregated from our general account and all income, gains or losses, whether or not realized, must be credited to or charged against the amounts placed in the Separate Account without regard to the other income, gains and losses from any other business or activity of the insurer. The assets of the Separate Account may not be used to pay liabilities arising out of any other business that an insurer conducts and as such are insulated from the creditors of the insurer. However, the assets in the Separate Account are attributable to more than one variable annuity product or to more than one variable life insurance product that we sell. Therefore, although these assets are insulated from our creditors, they all may be used to support Separate Account obligations. To the extent that the assets in the Separate Account become deficient for any reason, we will transfer assets from our General Account to the extent they are available.

    We reserve the right to add, remove, modify, or substitute underlying funds in which the Separate Account invests.

    Your registered representative should provide you with a copy of this prospectus at the time you apply for a policy. You may obtain a copy of the underlying fund prospectuses by calling the VULA at the phone number located on the front page of this prospectus. Additionally, we will provide a copy of these prospectuses when you have purchased the policy. We will provide you updated prospectuses for your policy and the underlying funds at least annually.

Performance History

    We may choose to include performance history of the investment options or the underlying funds in advertisements, sales literature or reports. Performance information about each investment option is based on past performance and is not an indication of future performance. Historical returns are usually calculated for one year, five years and ten years. If the investment option has not been in existence for at least one year, returns are calculated from inception of the investment option.

Voting Rights

    We legally own all fund shares held by the investment options; however, we vote those shares at shareholder meetings according to voting instructions we receive from policy owners with an interest in the investment options. We may decide to vote the shares in our own right should the law change to permit us to do so.

    While your policy is in effect, you may provide us with voting instructions for each investment option in which you have an interest. We determine the number of votes you may cast by applying your percentage interest in an investment option to the total number of votes attributable to the investment option. When determining the number of votes, fractional shares will be recognized.

    We will send you or, if permitted by law, make available electronically, proxy material, reports and other materials relevant to the investment options in which you have a voting interest. In order to vote you must complete the proxy form and return it with your voting instructions. You may also be able to vote your interest by telephone or over the Internet if such instructions are included in the proxy material. We will vote all of the shares we own on your behalf, in accordance with your instructions. We will vote the shares for which we do not receive instructions, and any other shares we own, in the same proportion as the shares for which we do receive instructions. This process may result in a small number of policyowners controlling the vote. We may ask you to provide voting instructions for such items as:

1)	the election or removal of the fund’s Trustees;
2)	the ratification of the independent accountants for the fund;
3)	approval or amendment of investment advisory agreements;
4)	a change in fundamental policies or restrictions of the fund; and
5)	any other matters requiring a shareholder vote.

    You may obtain an available fund’s prospectus by contacting us at the address and telephone number given on page one.

The Underlying Funds

    Each underlying fund available through the policy is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These underlying funds are not publicly traded and are offered only through variable annuity and variable life insurance products, or directly to tax qualified plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, or directly to tax qualified plans, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the underlying fund is likely to be different from that of the retail mutual fund, and you should not compare the two.

    The underlying funds offered in this policy are selected by the Company based on several criteria, including, but not limited to, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor the Company considers during the initial selection process is whether the underlying fund or an affiliate of the underlying fund will compensate the Company for providing administrative, marketing, and support services that would otherwise be provided by the underlying fund, the underlying fund’s investment advisor, or its distributor. Finally, when the Company develops a variable annuity or life product in cooperation with a fund family or distributor (e.g. a “private label” product), the company will generally include underlying funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the Company’s selection criteria.

    Each underlying fund is reviewed periodically after having been selected. Upon review, the Company may remove an underlying fund or restrict allocation of additional premium payments to an underlying fund if the Company determines the underlying fund no longer meets one or more of the criteria and/or if the underlying fund has not attracted significant policy owner assets.

    In addition, if any of the underlying funds become available for allocating premium payments, or if we believe that further investment in an underlying fund is inappropriate for the purposes of the policy, we may substitute shares of another underlying fund for those held by the affected investment option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new investment options available.

    Each underlying fund and the associated investment option of the Separate Account is subject to market fluctuations and has varying degrees of risk and there can be no assurance that any investment option or underlying fund will achieve its stated investment objective.

    You will find detailed information about the underlying funds and their inherent risks in their current prospectuses. Copies of the fund prospectuses may be obtained by contacting us at the address or telephone number provided on the first page of this prospectus. You should read these prospectuses carefully.

    For additional information concerning the available investment options, please see Appendix A.

Administrative, Marketing and Support Service Fees

    The Company and/or the principal underwriter for the policy have entered into agreements with the investment advisor, subadvisor, distributor, and/or affiliated companies of most of the underlying funds under which the Company and the principal underwriter for the policies receive payments. These agreements compensate the Company and the principal underwriter for the policies for providing certain administrative, marketing, or other support services to the underlying funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and/or the principal underwriter for the policies incur in promoting, issuing, distributing and administering the policies. As stated previously, such payments are a factor in choosing which funds to offer in the Company’s variable products. These payments may be significant and the Company and its affiliates may profit from them.

    The payments are generally based on a percentage of the average assets of each underlying fund allocated to the variable investment options under the policy or other contracts offered by the Company. The amount of the fee that an underlying fund and its affiliates pay the Company and/or the Company’s affiliates is negotiated and varies with each underlying fund. Aggregate fees relating to the different underlying funds may be as much as 0.40% of the average net assets of an underlying fund attributable to the relevant contracts. A portion of these payments may come from revenue derived from the Distribution and/or Service Fees (12b-1 fees) that are paid by an underlying fund out of its assets as part of its Total Annual Operating Expenses and is not paid directly from the assets of your variable insurance policy.

    These payments reflect in part the administrative service expense savings derived by the funds by having a sole shareholder rather than multiple shareholders in connection with the Separate Account’s investments in the funds.

    These administrative services may include, but are not limited to, providing information about the funds from time to time, answering questions concerning the funds, including questions respecting Variable Contract owners’ interests in one or more of the funds, distributing, printing, and mailing of: the underlying funds’ prospectus and any applicable supplement; annual and semi-annual reports; proxy materials (including tabulating and transmitting proxies executed by or on behalf of Variable Contract owner’s); electronic and teleservicing support in connection with the funds; maintenance of investor records reflecting shares purchased, redeemed, transferred and share balances, and conveyance of that information to the fund.

The Guaranteed Interest Accounts

    In addition to the Separate Account, you may allocate premiums or transfer values to the Guaranteed Interest Account or Long-term Guaranteed Interest Account (collectively, the Guaranteed Interest Accounts). Amounts you allocate to the Guaranteed Interest Accounts are deposited in our general account. You do not share in the investment experience of our general account. Rather, we guarantee a minimum rate of return on the allocated amounts. Although we are not obligated to credit interest at a higher rate than the minimum, we may credit any excess interest as determined by us based on expected investment yield information. This minimum rate of return will at least be the minimum nonforfeiture rate required by law, currently 3%.

    In general, you may make only one transfer per policy year from the Guaranteed Interest Accounts. The Long-term Guaranteed Interest Account has more restrictive limitations on transfers out of the general account than the Guaranteed Interest Account so that longer term investments can be made.

    Additionally, we may impose limitations on the amounts of premium or policy value that can be allocated to or transferred into or out of the Guaranteed Interest Accounts. These limitations are described below.

    We have not registered interests in our general account under the Securities Act of 1933, nor have we registered our general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the SEC has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

    The features specific to each type of Guaranteed Interest Account are summarized below.

Guaranteed Interest Account

    We reserve the right to limit transfers to the Guaranteed Interest Account to no more than $250,000 during any one-week period per policy and to limit transfers and premium payments to the Guaranteed Interest Account to $1,000,000 over a 12-month period. However, at any time within the first eighteen months from the policy date, you may elect to transfer all assets held in the investment options to the non-loaned portion of the Guaranteed Interest Account without any transfer charge or being subject to the restrictions described in this section,

    Except as provided below, the amount that can be transferred out of the Guaranteed Interest Account is limited to the greater of $1,000 or 25% of the policy value in the non-loaned portion of the Guaranteed Interest Account as of the date of the transfer. You may transfer the total non-loaned policy value out of the Guaranteed Interest Account to one or more of the investment options over a consecutive 4-year period according to the following schedule:

First Year:	25% of the total value
Second Year:	33% of remaining value
Third Year:	50% of remaining value
Fourth Year:	100% of remaining value

    These restrictions are waived for payments made under the Systematic Income Program (see the “Systematic Income Program” section of this prospectus for details about this program). Also, under the Dollar Cost Averaging Program, you may transfer premium allocated to the Guaranteed Interest Account to your selected options within the program by a series of transfers in approximately equal amounts over a period of at least six months.

Long-term Guaranteed Interest Account

    The amount that can be transferred out of the Long-term Guaranteed Interest Account each policy year is limited to the greatest of (a) $1,000, (b) 10% of the policy value in the Long-term Guaranteed Interest Account as of the date of the transfer, or (c) the amount of policy value transferred out of the Long-term Guaranteed Interest Account in the prior policy year. As a result, you may not be able to completely transfer your policy value from the Long-term Guaranteed Interest Account for a period of years. This transfer limitation does not apply if you have the Systematic Income Program in effect for your policy (see the “Systematic Income Program” section of this prospectus for details about this program).

    Transfers from the Long-term Guaranteed Interest Account are not permitted under the Dollar Cost Averaging Program and the Long-term Guaranteed Interest Account may not be used with the Asset Rebalancing Program.

    We reserve the right to limit transfers to the Long-term Guaranteed Interest Account to no more than $250,000 during any one-week period per policy and to limit transfers and premium payments to $1,000,000 over a 12-month period.

The Policy

    This prospectus describes a flexible premium variable universal life policy insuring the lives of two to five people. The policy provides for one death benefit which is payable upon the death of the first insured to die, the first death. The policy also has net surrender value, a loan privilege, and other features also available in a traditional fixed benefit whole life policy. However, the policy allows you to allocate your net premium to one or more investment options of the Separate Account or the Guaranteed Interest Accounts. Each investment option of the Separate Account, in turn, invests its assets exclusively in an underlying fund. Accordingly, the policy value varies according to the investment performance of the funds to which net premiums have been allocated.

    Except for increases in face amount resulting from a change from Death Benefit Option B to Death Benefit Option A, while the policy does not allow for increases to the face amount of coverage after issue, generally, you may decrease the death benefit coverage beginning in the second policy year. You may decrease the face amount and may decrease any additional coverage provided for the insureds under the optional Individual Level Term Rider. The policy can provide a No Lapse Guarantee benefit through a rider attached to the policy if all insureds are age 85 or younger at the time the policy is issued and you elect Death Benefit Option A at issue and meet the rider’s terms. This benefit guarantees that the policy will not lapse as a result of inadequate cash value if your policy meets certain criteria. The policy may also provide a persistency bonus following the twentieth policy anniversary (not available for policies issued in the state of Texas). No bonus amount is guaranteed; however, any bonus payable would be determined by multiplying the bonus percentage, if any, by the non-loaned policy value. These and other policy features are described later in this prospectus.

    You may contact us about the policy through our VPMO or VULA as listed on the first page of this prospectus. We will process your premiums and policy requests when we receive them in good order. “ Good order” means that we have received all necessary documents and properly completed forms at the designated office.

    The number of units credited to an investment option of the Separate Account will be determined by dividing the portion of the net premium applied to that investment option by the unit value of the investment option on the payment date.

    You may increase or decrease the planned premium amount (within limits) or payment frequency at any time by writing to VPMO at the address located on the first page of this prospectus. We reserve the right to limit increases to such maximums as may be established from time to time. During a grace period, the minimum payment we will accept is the amount needed to prevent policy lapse.

    The policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the policy. The statements are considered representations and not warranties. Only an executive officer of Phoenix can agree to change or waive any provisions of the policy.

Suicide

    We will stop and void the policy if any insured person commits suicide within certain time periods specified by state law, generally two years from the date the policy is issued or reinstated, or a policy change requiring evidence of insurability is made, except in the State of New York, where the time period begins from the date that the policy is issued or a policy change requiring evidence of insurability is made. We will then return the premium reduced by any policy loan and accrued but unpaid interest and refund any monthly deductions and other fees and charges.

Incontestability

    We may not contest this policy or any attached rider after it has been in force for two years during which the insured person is alive. However, if the policy is reinstated or if there is any increase in face amount then the death benefit payable under the reinstated policy or the face amount increase may be limited if any insured commits suicide within certain time periods specified by state law, generally two years from the date that the policy was reinstated or a face amount increase was made.

    Additionally, we may contest a policy for certain misstatements made in any application for reinstatement or for any face amount increase within the two year period following the reinstatement or face amount increase. If we contest the policy on this basis, we will only pay the sum of all monthly deductions taken under the policy for the contested face amount and any premium we required for the contested face amount, whichever is greater.

    Also, if any insured’s age or gender was misstated in the application for reinstatement or face amount increase, we will adjust the amount of any death benefit as described in the policy. Upon adjustment, the death benefit will be the amount provided by the most recent monthly insurance charges using correct age and gender for the particular insured.

Change of Owner or Beneficiary

    The beneficiary you name in the policy application, or subsequently change, will receive the policy benefits upon death of the insured person. If your named beneficiary dies before the death of the first insured, the named contingent beneficiary, if any, will become the beneficiary. If there is no surviving or named beneficiary, we will pay the death benefit to you or to your estate. You may change the policy owner and the beneficiary as long as the policy remains in force. Changes must be made by written request, in a form satisfactory to us. A beneficiary change will take effect as of the date you sign the written notice, regardless of whether the insured person is living when we receive the notice. However, we will not be liable for any payment made or action taken before we receive your written notice. A change in owner may result in income, estate or gift taxes.

Misstatements In the Application

    If you incorrectly state the age or gender of the insured person, we will adjust the face amount to reflect the correct cost of insurance rate. The adjusted death benefit will equal the coverage our most recent cost of insurance deduction would provide based on the insured persons’ correct personal information.

Surplus

    This nonparticipating policy does not pay dividends. You will not share in Phoenix’ surplus earnings.

Premium Limitations

    You may increase or decrease the planned premium amount (within limits) or payment frequency at any time by writing to VPMO at the address located on the first page of this SAI. We reserve the right to limit increases to such maximums as may be established from time to time. During a grace period, the minimum payment we will accept is the amount needed to prevent policy lapse.

Contract Rights: Owner, Insured, Beneficiary, Assignment

Owner

    The owner is the person or entity named in the application for the policy or, if the ownership of the policy has changed, the person or entity we have listed as the owner in our records. The owner will generally make the choices that determine how the policy operates while it is in force. If more than one person is named as the owner of the policy, we will act only on requests made by all owners, unless we and the owners agree otherwise. If the owner who is not also insured under the policy dies before an insured, ownership of the policy will pass to the surviving joint owner(s), if any, unless designation of a different successor owner has properly filed with us.

    When we use the terms “you” or “your” in this prospectus, we are referring to the owner or, if the policy was issued as a group contract, we are referring to the certificate holder.

Insured

    The insureds are the persons on whose lives the policy is issued. You name the insureds in the application for the policy. A policy may be issued to insureds ages 18 through 85 for most underwriting classes. We will require that you provide evidence that each person to be insured is, in fact, insurable.

Beneficiary

    The beneficiary is the person you name in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and contingent. These classes will set the order of payment.

    Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a written request to VPMO. Generally, the change will take effect as of the date your request is signed.

    If no beneficiary is living at the time of the first death and you were not an insured, we will pay you the death benefit. If you were an insured under the policy, we will pay the death benefit to your estate.

Assignment

    You may assign the policy. We will not be bound by such assignment until we receive a written copy of the assignment at VPMO, nor will we be liable for any payment we make before then. We assume no responsibility for determining whether an assignment is valid.

Purchasing a Policy and Your Right to Cancel

    You may purchase a policy on the life of any person as long as you are at least 18 years old, and have an insurable interest as defined by applicable state law in the life of the person to be insured. In certain situations, you may also be required to obtain the written consent of the person to be insured and provide the insured with written notice of coverage. The requirements for notice and consent are detailed in state laws and in the Internal Revenue Code (“Code”), Section 101 (j). We may decline to issue you a policy if the insured does not meet our underwriting standards.

How to Purchase a Policy

    To purchase a policy, you must complete an application with your registered representative. The persons to be insured may be required to undergo medical examination. We base our insurance risk rates on the each insured’s gender, age and risk classification at issue. We may require certain medical information in order to determine the risk class of the person to be insured. We are not permitted to consider gender as a factor in some states and under certain qualified plans. We may decline to issue a policy if the insured does not meet our underwriting standards.

    The minimum initial premium is due no later than the policy date. The policy date is the date shown on the specifications pages and is the date from which policy years and policy anniversaries are measured. Each 12-month period following the policy date is a policy year and each anniversary of the policy date is a policy anniversary. If you submit the initial premium before the policy date, we will consider the payment not in good order and will deposit it to a non-interest bearing account. If we decline coverage, we will refund your initial premium payment. If we approve you for coverage, we will apply the initial premium payment, less the premium expense charge to the policy, as described under “Processing Premium Payments” below and in accordance with the Right to Return provision in the policy.

    We will determine the minimum initial premium based on the selected face amount for the policy, including amounts provided by rider, the death benefit selected at issue and the insureds’ rating characteristics and the minimum initial premium will be at least $1,000. The minimum initial premium will be shown on the policy’s specifications page.

    The insureds must be alive when the initial premium is paid. You must deliver the initial premium to your registered representative, who will forward it to our underwriting department. If, for any reason, your initial net premium payment is insufficient, we will not consider the premium payment to be in good order until we receive the balance due. If we receive your initial premium after the policy date, and monthly charges are due for the policy, we will deduct the premium expense charge, apply the payment to the policy, and immediately deduct the amount of any monthly charges due.

Your Right to Cancel

    State law provides a policy owner with a right to return and cancel the policy for a limited period, generally 10 days, following receipt of the policy. Should you elect to return your policy under your right to cancel, we will treat your policy as if we had never issued it.

    The amount of premium refund you will receive depends on the law of the policy’s issue state. Depending on the law of the issue state, the refund will equal either:

the policy value on the date of cancellation; or
the greater of (a) premium paid less certain amounts deducted from the policy or (b) policy value less any applicable surrender charges.

    For states that require the refund of policy value, we will return the sum of the following as of the date we receive the returned policy:

the current policy value less any debt; plus
any monthly deductions and other charges made under the policy.

    For policies issued in states that require the full premium, less any amount surrendered or withdrawn to be refunded upon cancellation during the right to cancel period (“return of premium states”), and policies issued in certain states pursuant to applications which indicate that the policy is intended to replace existing insurance, if the policy has been issued with the Temporary Money Market Amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during your right to cancel period) to the money market investment option of the Separate Account. At the expiration of the right to cancel period, the policy value of the money market investment option is allocated among the investment options of the Separate Account and to the Guaranteed Interest Accounts in accordance with your premium allocation instructions in effect.

Premium Payments and Allocation of Premium

Premium Flexibility

    Other than payment of the minimum initial premium, there is no minimum premium required for this policy; however, you must maintain policy value sufficient to pay the charges due on each monthly calculation date in order to keep the policy in force. Payment of premiums will not guarantee that the policy will remain in force. Conversely, failure to pay premiums will not necessarily cause the policy to lapse. If you select Death Benefit Option A and all insureds are age 85 and younger on the policy date, the policy will be issued with a No Lapse Guarantee benefit. This benefit will prevent the policy from lapsing for insufficient policy value if certain criteria are met. This benefit is described in the “No Lapse Guarantee” benefit section of this prospectus.

    Subject to the maximum limitations on premiums described below, you may pay additional premium to the policy at any time before the policy anniversary following the oldest insured’s 121st birthday. The minimum premium payment we will accept is $25.00, except when a policy is in its grace period. In that case, the minimum premium we will accept is the amount necessary to prevent the policy from terminating. To pay premiums by check or money order, the amount must be drawn against a U.S. bank and be made in U.S. dollars. We will not accept any starter or third party check unless it meets our administrative requirements. Amounts you pay us by check may not be available for surrender, withdrawal or loan until the check clears the banking system.

Ways to Pay Premium

    You may make subsequent premium payments by establishing a planned premium schedule for your policy, participating in our automated payment service, or making unplanned premium payments.

    You may establish a planned premium schedule for your policy at the time of application or after issue. At the time of application, you may select (within limits) the planned premium amount for your policy and the frequency with which we will send you premium notices. We currently provide billing at annual, semi-annual, and quarterly intervals. You should note that we do not provide bills for fractional periods. As a result, you may wish to consult your registered representative or the VULA at the phone number listed on the front page of this prospectus to consider the effect of a change to the planned premium arrangement for your policy.

    You may elect to pay subsequent premiums via our automated payment service. Under this service, we automatically deduct premium payments each month from a bank account you designate. We will not send a bill for these automatic payments. Withdrawals from your bank account will be made on the 15th of each month. You may request to begin the pre-authorized check service at any time, unless your policy has entered its grace period.

    You can discontinue the automated payment service by contacting our VPMO. We must receive notification of account changes at our VPMO at least 30 days before the next draft date. Upon termination of this service, we will establish your policy on regular billing at the most frequent modal premium available under your policy.

    We may automatically switch you to quarterly billing if we are unable to obtain the premium payment from your bank account. We may discontinue this service upon 30 days written notice to you.

    You may also make unplanned premium payments by contacting the VULA for the appropriate check processing address.

Processing Premium Payments

    When we receive your premium payment in good order, we reduce the payment amount by the premium expense charge shown in the fee table. Generally, the resulting amount, also known as the net premium, is then applied to your policy according to your premium allocation instructions as of the valuation date on which we received the premium in good order.

     A “ valuation date” is any day on which the net asset value of the units of each investment option of the Separate Account are determined. Generally, this will be any date on which the New York Stock Exchange (NYSE), or its successor, is open for regular trading and we are open for business. Our valuation date ends when the NYSE closes. This is usually at 4:00 p.m. Eastern Time. Valuation dates do not include days when the NYSE is closed, which generally includes weekends and major U.S. holidays. If we receive your premium payment in good order after the close of a valuation day or on a non-valuation day, we will apply it according to the rules below on the next valuation day.

    As noted above, for policies issued in return of premium states, initial net premium is allocated to the money market investment option of the Separate Account. You may change your premium allocation instructions at any time by submitting a new premium allocation form to the VPMO, or by contacting us at the phone number shown on the first page of this prospectus. Except for premiums that may cause a policy to fail the definition of life insurance, as defined in the Internal Revenue Code (“Code”), or would cause the policy to become a modified endowment contract (“MEC”), as defined in the Code, premiums submitted after the effective date of a premium allocation change will be allocated in accordance with your premium allocation instructions we then have on file.

    Usually premium payments received during a grace period, after deduction of the premium expense charge, will first be used to cover any monthly deductions due during the grace period. Any remaining balance will be applied to the investment options of the Separate Account and to the Guaranteed Interest Accounts in accordance with your then current premium allocation instructions. If your policy entered the grace period as a result of loan interest capitalization, we will apply at least a portion of the payment as a loan repayment.

    We may delay the application of a subsequent premium payment if applying it would cause the policy to become a MEC. Generally, we will apply the portion of the subsequent premium payment that will not cause the policy to become a MEC and we will refund the balance to you. However, if we receive a subsequent premium payment that will cause the policy to become a MEC within 20 days prior to the policy anniversary date, we will hold the portion of the subsequent premium payment that would cause MEC status. We will apply the remaining portion on the policy anniversary date when it can be applied without creating a MEC. If it is your intention to create a MEC or if you would like the portion of the premium payment that will create a MEC returned to you, you must notify us in writing within thirty days of the policy anniversary date. If you intend to create a MEC, you will be required to sign a form acknowledging that you understand the tax consequences of MEC status. For additional information about the 7-pay test, see the “Modified Endowments Contracts” section of this prospectus.

    For policies in which a material change impacting the 7-pay limit or 7-pay period occurred, if the material change caused the start of the 7-pay year to no longer coincide with the policy anniversary, the procedure described above for holding payments may not apply. Generally speaking, the 7-pay limit and 7-pay period are measures of the amount of premium that can be paid into a life insurance contract without causing the contract to become a MEC.

Premium Limitations

    We establish maximum premiums and may change them at any time. Additionally, the Code has limits on the amount of premium that can be paid into a life insurance contract and still meet the definition of life insurance for tax purposes. This policy will be issued to meet the Guideline Premium Test, one of the two tests used to determine if a policy meets Code rules. More discussion of these tax law requirements is provided under the “Tax Considerations” section of this prospectus.

    We reserve the right to refuse any premium payments that would cause the policy to fail the Guideline Premium Test unless such amount is necessary to keep the policy in force. If the total premium limit is exceeded, the policy owner will receive the excess, with interest, not later than 60 days after the end of the policy year in which the limit was exceeded. The policy value will then be adjusted to reflect the refund. If the policy’s death benefit requires adjustment as a result of this premium refund, we will make this adjustment effective the date the premium is removed from the policy. We will refund the premium from the Separate Account investment options and the Guaranteed Interest Accounts on a pro rata basis according to your then current allocation instructions unless you request otherwise in writing.

    At all times, we may adjust the death benefit or refund excess premiums in order to ensure that the policy meets the requirements of the Code.

Policy Values

How the Value of Your Policy is Calculated

    Your policy value is the sum of the policy’s values in the investment options of the Separate Account, and the values in the Guaranteed Interest Accounts. We will calculate your policy value on each valuation date. If we receive your premium payment or transaction request in good order prior to the close of the valuation date, we will process that premium or transaction using the unit values determined following the close of the NYSE for that day. If we receive your premium or transaction request after the close of the valuation date, we will process that premium or transaction using the unit values calculated for the next valuation date. If a scheduled transaction falls on a non-valuation date, we will process it as of the next valuation date.

Separate Account Policy Value

    On each valuation date, the Separate Account policy value is the total of your policy values in each investment option of the Separate Account. When you make a premium payment, and have amounts allocated to the investment options of the Separate Account, we credit your policy with accumulation units. Your net premium purchases units of each Separate Account investment option to which you have allocated premium. We determine the number of accumulation units to credit to each Separate Account investment option by dividing the amount of the net premium payment by the unit value of that Separate Account investment option. The value of a unit of the Separate Account investment options varies from valuation date to valuation date. Changes in the accumulation unit value reflect the investment performance of the underlying fund and the fund’s fees and expenses. On each monthly calculation date, we deduct the mortality and expense risk charge from the Separate Account policy value.

    Policy transactions that involve amounts allocated to the Separate Account investment options, including loans, withdrawals, and transfers are effected by purchasing and selling the units of the investment options.

Guaranteed Interest Accounts Policy Value

    If you allocate premium or transfer money to the Guaranteed Interest Accounts, your policy value includes the value of those amounts. The amount you allocate or transfer to the Guaranteed Interest Accounts will earn interest at the rates we declare from time to time. We guarantee that the rates will not be less than 3.00% on an annual basis. You may determine the current crediting rates for the Guaranteed Interest Accounts by contacting the VULA at the number shown on the first page of this prospectus. Your policy value in the Guaranteed Interest Accounts is not subject to the mortality and expense risk charge. Otherwise, all policy charges apply to this portion of the policy value.

Policy Face Amount and Death Benefit

    The policy provides for a base face amount, which is the amount of coverage you select in your policy application subject to our minimum and maximum face amounts for this policy. The face amount will be the same for each insured. Additionally, at the time you apply for the policy, you may also apply for additional face amount coverage for any or all insureds by applying for an Individual Level Term Rider for each insured for which you want additional coverage. The total face amount for each insured is the sum of the base face amount and any coverage provided by an Individual Level Term Rider for that Insured.

    The minimum initial total face amount required to purchase this policy is $100,000. After the first policy year, you may request an increase or decrease in the face amount of your policy. These requested increases and decreases are subject to certain requirements and limitations. See “Changing the Death Benefit Option” and “Requests for Decrease in Face Amount” for more information.

Death Benefit Options and Minimum Death Benefit

    The policy provides a choice of three death benefit options. You initially elect the death benefit option for the policy at the time of application.

1.	Death Benefit Option A will pay the policy’s total face amount, or, if greater, the minimum death benefit on the date of the first death.
2.	Death Benefit Option B will pay the policy’s total face amount plus the policy value, or if greater, the minimum death benefit on the date of the first death. Death Benefit Option B is a variable death benefit. Because this death benefit option includes policy value, it will vary from day to day due to the performance of the investment options in which you have policy value.
3.	Death Benefit Option C will pay the policy’s total face amount plus the Death Benefit Option C Increase Amount on the date of first death or, if greater, the minimum death benefit on that date. The Death Benefit Option C Increase Amount is equal to total premiums paid to the policy less total withdrawals. This option is only available at policy issue.

    If Death Benefit Option B or C is in effect on the policy anniversary next following the oldest insured’s 121st birthday, we will change the Death Benefit Option to option A and the amount payable under this option will be the greater of the policy’s total face amount or the policy value on the date of the first death.

    We will determine the minimum death benefit by increasing the policy value on the date of the first death using the applicable percentage as shown by a table in your policy. The applicable percentage will be based on the oldest insured’s attained age at the beginning of the policy year in which the first death occurs.

Changing the Death Benefit Option

    Except as described below, beginning in the second policy year, you may change the Death Benefit Option once per policy year prior to the policy anniversary next following the oldest insured’s 121st birthday. We will not require evidence of insurability for a change in Death Benefit Option. A change in Death Benefit Option will become effective on the monthly calculation date on or next following the date we approve your written request for the change.

  Changing from Death Benefit Option A to Death Benefit Option B, decreases the base face amount of the policy by the policy value as of the effective date of the option change.
  Changing from Death Benefit Option B to Death Benefit Option A increases the base face amount of the policy by the amount of policy value as of the effective date of the option change.
  Changing from Death Benefit Option C to Death Benefit Option A increases the base face amount of the policy by the Death Benefit Option C Increase Amount.

    Additional cost of insurance charges apply to the increased face amount.

    Changing death benefit options will not change the surrender charges for the policy.

    Once the policy is issued, the following changes in Death Benefit Options are not permitted;

  Changing from Death Benefit Option A to Death Benefit Option C.
  Changing from Death Benefit Option B to Death Benefit Option C.
  Changing from Death Benefit Option C to Death Benefit Option B.

Decreasing the Policy Face Amount

Requests for Decrease in Face Amount

    You may request a decrease in face amount at any time beginning in the second policy year. Unless we agree otherwise, the decrease must be at least $25,000 and the base face amount remaining after the decrease must be at least $100,000. Unless you request that we first decrease the coverage under any Individual Level Term Rider that is a part your policy, we will decrease the base face amount of the policy upon your proper request for a decrease.

    All face amount decrease requests must be submitted on our form to the VPMO. Face amount decreases will be effective on the first monthly calculation date following the date we approve the request. A partial surrender charge will be deducted from the policy value based on the amount of the decrease. The partial surrender charge will be a portion of the surrender charge that would apply to a full surrender at the time of the decrease. This portion is determined by multiplying the full surrender charge less any partial surrender charge previously assessed on the policy by the result of (a) divided by (b) where (a) is the amount of the base face amount decrease and (b) is the base face amount before the decrease.

    Generally, there will be a pro-rata reduction of the cost of insurance as a result of a face amount decrease.

Effect of Loans, Withdrawals and Requested Decreases in Face Amount on Death Benefit

    Loans can reduce the policy’s death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit. As described in “Withdrawals” below, a withdrawal will decrease the death benefit regardless of the death benefit option in effect. A requested decrease in face amount will reduce the death benefit on the next monthly calculation date by the requested amount of the decrease.

    A decrease in the death benefit may have tax consequences.

Reduced Paid-Up Death Benefit for Policies Issued in New York Only

    After this policy has been in force at least one full year, you may request in writing that we lapse the policy to a reduced paid-up death benefit. The amount of death benefit will be set on the date we receive your written request for the reduced paid-up death benefit and will be calculated based on the net surrender value of the policy, a 4% interest rate and the maximum monthly cost of insurance rates shown in the specifications pages of the policy. Once you elect the reduced paid-up death benefit, you may not make any further premium payments and all riders attached to the policy will terminate.

Payment of Death Benefit

    Upon our receipt of due proof of the first death while the policy was in force, we will make the death benefit payment based on the death benefit option then in effect and any applicable riders. However, if the first death occurs on or after the date we receive your written request at our administrative office to surrender the policy, no death benefit will be payable. We will process death benefits at values next computed after we receive the due proof of death, provided this documentation is in good order. Payment of death proceeds usually will be made in one lump sum within seven days. If you do not elect a single lump sum, the death benefit proceeds will be applied to a retained asset account known as the Phoenix Concierge Account (“PCA”). It is the default method of payment for all death claims greater or equal to $5,000 when the beneficiary is an individual, trust or estate. The PCA is generally not offered to corporations or similar entities. A beneficiary may opt out of the PCA and may elect one of the payment options described below, or another option we are then offering for this policy before payment of the death proceeds.

    The PCA is not insured by the FDIC, National Credit Union Share Insurance Fund (“NCUSIF”), or any other state or federal agency which insures deposits. The guarantee of principal is based on the claims-paying ability of the company.

    The PCA is part of our general account. It is not a checking or bank account and is not insured by the FDIC, NCUSIF, or any other state or federal agency which insures deposits. No additional amounts aside from the death benefit may be deposited into the PCA. As part of our general account, it is subject to the claims of our creditors. We may receive a financial benefit from earnings on amounts left in the PCA. The guarantee of principal is based on the claims-paying ability of the company and principal is covered by the state guarantee association. Interest paid on amounts in the PCA is taxable as ordinary income in the year such interest is credited. Please consult a tax advisor.

    Payment of the death proceeds, however, may be delayed if the claim for payment of the death proceeds needs to be investigated; e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary and consistent with insurance practices customary in the life insurance industry. Also, payment may be delayed if allowed or required by law as described in “Postponement of Payments.”

Limitations on Payment of the Death Benefit

    The death benefit may be limited if any insured commits suicide within certain time periods specified by state law Generally it is two years from the date that the policy is issued or reinstated, or a policy change requiring evidence of insurability is made, except, in the State of New York, where the time period begins from the date that the policy is issued or a policy change requiring evidence of insurability is made.

    Also, if any insured’s age or gender was misstated in the policy application we will adjust the amount of any death benefit as described in the policy. Upon adjustment, the death benefit will be the amount provided by the most recent monthly insurance charges using correct age and gender for the particular insured.

    If the policy was in the grace period on the date of the first death, the death proceeds will be reduced by any outstanding monthly charges, unless a No Lapse Guarantee benefit was in effect for the policy.

Payment Options

    All or part of the surrender or death proceeds of a policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as we may choose to make available in the future.

Option 1—Lump Sum

    Payment in one lump sum.

Option 2—Left to Earn Interest

    A payment of interest during the payee’s lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year.

Option 3—Payment for a Specific Period

    Equal installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year.

Option 4—Life Annuity with Specified Period Certain

    Equal installments are paid until the later of:

the death of the payee; or
the end of the period certain.

    The first payment will be on the date of settlement.

    The period certain must be chosen at the time this option is elected. The periods certain that you may choose from are as follows:

10 years;
20 years; or
until the installments paid refund the amount applied under this option.

    If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.

    If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.

    Any life annuity provided under Option 4 is computed using an interest rate guaranteed to be no less than 3% per year, but any life annuity providing a period certain of 20 years or more is computed using an interest rate guaranteed to be no less than 3% per year.

Option 5—Life Annuity

    Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. Any life annuity as may be provided under Option 5 is computed using an interest rate guaranteed to be no less than 3% per year.

Option 6—Payments of a Specified Amount

    Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the remaining principal at a guaranteed rate of at least 3% per year.

    This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in one sum on the date credited.

Option 7—Joint Survivorship Annuity with 10-year Period Certain

    The first payment will be on the date of settlement. Equal installments are paid until the latest of:

the end of the 10-year period certain;
the death of the insured; or
the death of the other named annuitant.

    The other annuitant must have attained age 40, must be named at the time this option is elected and cannot later be changed.

    Any joint survivorship annuity that may be provided under this option is computed using a guaranteed interest rate to equal at least 3 and 3/8% per year.

    For additional information concerning the above payment options, see the policy.

Surrenders and Withdrawals

Surrenders

    You may surrender the policy for its net surrender value at any time prior to the first death. A policy’s net surrender value is the policy value less any applicable surrender charge and less any unpaid policy loans and interest. The amount available for surrender will be the net surrender value at the end of the valuation date on which we receive the policy and the written surrender request in a form satisfactory to us at VPMO.

Withdrawals

    Beginning in the second policy year, while the insureds are living you may receive a part of the policy’s net surrender value by submitting a written request for a withdrawal to VPMO. You may request one withdrawal per policy month.

    We do not permit withdrawals of less than $500 (if required by your state, a lower minimum will be shown on the policy’s schedule pages), if the resulting death benefit would be less than the policy’s minimum face amount as shown on the specifications pages for the policy, or if the withdrawal would reduce the net surrender value to zero. We may require you to withdraw the entire value allocated to an investment option, or the guaranteed interest accounts if the value remaining in that investment option or either of the guaranteed interest accounts would be less than $500.00 immediately following the withdrawal.

    You may choose in what proportions we deduct the following amounts from among your investment options. If you do not choose, we will make the deductions in the same manner as for monthly deductions. You may request that we reduce your policy value by a specific amount that will include the amount of the check you will receive and all applicable charges. This is called a “net withdrawal”. Otherwise, any withdrawal from the policy is considered a gross withdrawal, meaning it will reduce your policy value by the sum of the:

Withdrawal Amount—the portion of the net surrender value you choose, but not less than $500; plus
Withdrawal Fee—currently set at $0 (not to exceed $25); plus
Pro rated Surrender Charge. We deduct a pro rata portion of the surrender charge that would apply to a full surrender. The pro rata portion equals the full surrender charge, less any surrender charge previously deducted, multiplied by the result of (a) divided by (b) where (a) equals the withdrawal amount and (b) equals the net surrender value prior to the withdrawal.

    We will reduce your policy’s net surrender value by the withdrawal amount and any withdrawal fee. Additionally, withdrawals can reduce a policy’s face amount for policies with Death Benefit Option A or Death Benefit Option C.

  For Death Benefit Option A, if the policy face amount meets the minimum death benefit ratio required by the Code at the time of the withdrawal, the policy face amount will be reduced by the sum of the withdrawal amount and the withdrawal fee. If the policy face amount does not then meet the minimum death benefit ratio, then the policy face amount will not be reduced until the policy face amount meets the minimum death benefit ratio. When this happens, the policy face amount is reduced by any withdrawal amount remaining after the policy meets the minimum death benefit ratio.
  For Death Benefit Option C, any withdrawals first reduce the Death Benefit Option C Increase Amount. Once that amount is reduced to zero, any further withdrawals reduce the policy face amount in the same manner as withdrawals reduce the policy face amount for Death Benefit Option A.

    For policies with Death Benefit Option B in effect at the time of withdrawal, the amount of the withdrawal will be deducted from the policy value.

Processing and Payment of Surrenders, Withdrawals

    A surrender or withdrawal will be effective on the valuation date we receive your written request at the VPMO in good order or, if we receive your request after the end of a valuation date or on a non-valuation date, on the next following valuation date. We generally pay surrendered and withdrawn amounts within seven days of receiving your request in good order.

    We may postpone payment of amounts surrendered, withdrawn or loaned under certain circumstances as described in the section of this prospectus entitled “Postponement of Payments.”

    You must sign a form satisfactory to us to take a withdrawal, surrender, or replace your policy. For your protection, the form must be requested from our Operations Division by you or your agent. The form requested and sent to you for that particular transaction must be returned to the address specified on the form in order to process the transaction. For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.

Policy Loans

    As discussed below, you may borrow up to a specified amount of your policy value less the current surrender charge and loan interest accrued to the end of the policy year. We will count any outstanding loan toward the applicable limit. We generally do not allow loans under $500 (if required by your state, a lower minimum will be shown on the policy’s schedule pages).

    If you exchange an existing policy into a new policy that satisfies section 1035 of the Code, a policy loan on the existing policy can be included with the exchange. As a result, the new policy would be subject to the same loan as the existing policy. When you transfer a policy loan from an existing life insurance policy in that way, the maximum loan amount under this policy is 75% of the policy’s net surrender value. Otherwise, the maximum loan amount is 100% of the net surrender value.

    When you take a loan, we will take an amount equal to the loan from your investment options as collateral and deposit it to the loaned portion of the Guaranteed Interest Account. You may instruct us how to withdraw policy value from the Separate Account investment options and the Guaranteed Interest Accounts for deposit to the loaned portion of the Guaranteed Interest Account. If you do not instruct us, we will make the withdrawal in the same manner as monthly deductions.

    The rate of interest we charge on policy loans depends on the policy year in which the loan is taken. The maximum loan interest rates are shown in the “Charges and Deductions” section of this prospectus. Loan interest accrues daily from the date of the loan and is payable in arrears. At the end of each policy year, all interest due will be treated as a new loan and we will transfer the amount of any unpaid loan interest from your Separate Account investment options, the non-loaned portion of the Guaranteed Interest Account or Long-term Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account.

    We credit the loaned portion of the Guaranteed Interest Account with interest at an effective annual rate of 3%, compounded daily and payable in arrears. At the end of each policy year, or when you repay a loan, the interest credited to the loaned portion of the Guaranteed Interest Account will be transferred to the non-loaned portion of the Guaranteed Interest Account and then to the investment options or the Guaranteed Interest Accounts in accordance with your most recent premium allocation schedule on file.

    You may repay a loan at any time the policy is in force. Unless you designate a policy payment as a loan repayment, we will apply the payment as premium. We apply loan repayments first to pay any outstanding loan interest. We apply any remaining amount to reduce the loaned portion of the Guaranteed Interest Accounts, repaying any loaned portion of the Long-term Guaranteed Interest Account before repaying any loaned portion of the Guaranteed Interest Account, and to correspondingly increase the non-loaned portion of the Guaranteed Interest Account. Once any loaned amounts from the Guaranteed Interest Accounts are repaid, we will apply the excess among the investment options according to the allocation request you submit with your loan repayment or, if you do not submit such a request, according to your most recent premium allocation schedule on file.

    We will use any loan repayment we receive during a grace period first to pay any overdue monthly deductions. We will then apply any remaining balance to reduce loan interest and any loans.

    Failure to repay a policy loan or to pay loan interest will not terminate the policy unless your policy’s net surrender value is not sufficient to pay monthly charges that come due and the policy does not have a No Lapse Guarantee in effect. However, if a policy’s outstanding loan and loan interest exceed the maximum loan amount, the policy will enter the grace period.

    Outstanding loans can also reduce your policy’s death benefit and surrender value. We deduct the amount of any outstanding loans plus any accrued loan interest from your death benefit and surrender value.

    The proceeds of policy loans may be subject to federal income tax if the policy is or becomes a MEC. For additional information about MECs, see the “Modified Endowments Contract” section of this prospectus.

    A policy loan will have a permanent effect on the policy value because the investment results of the loaned portion of the Guaranteed Interest Account will differ from the investment results of the Separate Account investment options, the non-loaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account. The effect could be favorable or unfavorable. Since taking a policy loan may negatively impact policy value, it may increase the risk that your policy will terminate. The longer a loan is outstanding, the greater the effect is likely to be. Additionally, the favorable or unfavorable effect of a policy loan on policy value, may be greater for policies with Death Benefit Option B since the death benefit amount for that option includes the amount of policy value.

    For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.

Overloan Protection Option

    We provide this option by rider attached to the policy automatically when the policy is issued. There is no periodic charge for this option; however, as described below, a charge applies when you exercise the option.

    This option is designed to prevent a heavily loaned policy from lapsing. You may exercise this option when you make a written request and satisfy the following conditions.

    The policy has been in force for at least 15 years;

All insureds are at least 65 years old;

All premiums paid have been withdrawn by policy withdrawals; and

The loan balance is equal to 96% of the policy value (any loan in excess of this amount must be repaid at the time you request to exercise this option).

    When you elect this option, the following actions will occur on the next monthly calculation date.

Optional riders in effect, if any, will terminate;
We will deduct a one-time transaction charge of 3.5% of the policy value;
The death benefit option will permanently change to Death Benefit Option A;
The face amount will be reduced to the policy value multiplied by 101%;
The remaining non-loaned policy value will be transferred to the Long-term Guaranteed Interest Account. No transfer charge will be assessed for this transfer. No further transfers will be allowed;
The death benefit will be the greater of:
  the new total face amount, or
  the greater of the policy value or the loan multiplied by the applicable minimum death benefit percentage.

    After this option is exercised, monthly charges will no longer be assessed. Loan interest will continue to accrue but the loan interest rate charged will be equal to the interest rate credited on policy loans. No additional premium payments will be accepted. No additional withdrawals, policy loans or loan repayments will be allowed. Any loan balance and accrued interest will reduce the death benefit payable and the loan interest will continue to accrue. Exercise of this option may result in income tax liability.

Systematic Income Program

    Systematic Income is a predetermined series of periodic withdrawals or loans. You initiate or terminate these withdrawals or loans by completing the appropriate form and returning it to our VPMO. Typically, the payments under Systematic Income will be withdrawals until the total premiums paid into the policy are exhausted, and then the payments will be loans. Withdrawals and loans taken through the Systematic Income Program are subject to our usual $500 minimum or a lower minimum if required by your state. These withdrawals and loans are subject to the same charges and impact the policy value and death benefit in the same way as other withdrawals and loans you elect to take from the policy. Please refer to “Surrenders and Withdrawals” above and the “Fee Table” section of this prospectus for additional details. Withdrawals and loans from the policy may also have tax consequences. See “Tax Considerations” later in this prospectus.

Transfer of Policy Value

Internet and Telephone Transfers

    You may transfer your policy value among the available investment options and make changes to your premium allocation by Internet or telephone. You may also write to VPMO or call VULA between the hours of 8:30 AM and 4:00 PM, Eastern Time. (The appropriate address and telephone number are on the front page.) The Company may discontinue any of these options and may provide other options at any time. We will execute transfer requests as of the valuation date we receive them in good order.

    We do not charge for transfers at this time. However, we reserve the right to charge a fee of $25 for each transfer after your first twelve transfers in a policy year. Should we begin imposing this charge, we would not count transfers made under a Systematic Transfer Program toward the twelve-transfer limit. For more information, see “Market Timing and Other Disruptive Trading.”

    You may permit your registered representative to submit transfer requests on your behalf. If you have authorized your registered representative to make transfers on your behalf, he or she may submit your transfer request in a batch of requests for multiple policy owners. Like an individual transfer request, the transfer request must be submitted in good order to be processed.

    Phoenix and 1851 Securities (“1851 Securities”), our national distributor, will use reasonable procedures to confirm that transfer instructions are genuine. We require verification of account information and will record telephone instructions, which are stored digitally. You will receive written confirmation of all transfers. Phoenix and 1851 Securities may be liable for following unauthorized transfer instructions if we fail to follow our established security procedures. However, you will bear the risk of a loss resulting from instructions entered by an unauthorized third party that Phoenix and 1851 Securities reasonably believe to be genuine.

    We may modify or terminate your Internet and telephonic transfer and allocation privileges at any time. You may find it difficult to exercise these privileges during times of extreme market volatility. In such a case, you should submit your request in writing.

Transfer Restrictions for the Guaranteed Interest Accounts

    The Guaranteed Interest Accounts have the following transfer restrictions on transfers from the accounts:

You may make only one transfer per policy year from the non-loaned portion of the Guaranteed Interest Account or the Long-term Guaranteed Interest Account. You may make additional transfers out of the Guaranteed Interest Account if the transfers are made as part of a Systematic Transfer Program or if we agree to make an exception to this rule.

The amount you may transfer from the Guaranteed Interest Account is the greater of $1,000 or 25% of the value of the non-loaned portion of the Guaranteed Interest Account.
The total non-loaned portion of the Guaranteed Interest Account may be transferred over a consecutive 4-year period, as described in “The Guaranteed Interest Accounts.”
For the Long-term Guaranteed Interest Account, the amount you may transfer is limited to the greatest of $1,000, 10% of the value of the Long-term Guaranteed Interest Account or the amount of policy value transferred out of the Long-term Guaranteed Interest Account in the prior policy year.

    Regardless of these restrictions, you may transfer all policy value to the non-loaned portion of the Guaranteed Interest Account within the first eighteen months from the policy date. You may transfer policy value into the Guaranteed Interest Accounts at anytime. We reserve the right to limit maximum transfers into the Guaranteed Interest Accounts during any one-week period and to impose a maximum on transfers and new premium allocations to the Guaranteed Interest Accounts during any 12-month period.

    For more information on the Guaranteed Interest Accounts, please see, “The Guaranteed Interest Accounts.”

Charges and Deductions

General

    Charges affect your policy value and the amount you may receive from your policy.

    We make deductions to compensate us for our various expenses in selling, maintaining, underwriting and issuing the policy and guaranteeing certain insurance benefits. The policy provides for three types of charges; charges deducted from premium payments, periodic charges deducted monthly, and conditional charges that are imposed only if certain events occur.

Charges Deducted from Premium Payments

Premium Expense Charge

    We deduct a premium expense charge from each premium payment to the policy that we use to reimburse the Company for a variety of expenses we incur in selling the policy (e.g., commissions, advertising and printing). This charge is guaranteed not to exceed 8% per premium payment, although the current charge may change. Any change in the current charge would be made on a uniform and non-discriminatory basis and would apply to premium we receive on and after the effective date of the new charge.

Periodic Charges

Monthly Charges

    We make monthly deductions on each monthly calculation date. Your policy’s first monthly calculation date is the policy date. Subsequent monthly calculation dates are on the same day of each calendar month. Your policy’s monthly calculation date will be listed on the policy specifications page. The policy’s monthly deduction amount is the sum of the following charges: cost of insurance, mortality and expense risk charge, administrative charge, coverage charge and any monthly charges for optional benefit riders that are a part of your policy. We do not assess monthly charges beginning on the policy anniversary on which the oldest insured is age 121. With the exception of the monthly deduction of the mortality and expense risk charge described below, monthly charges are deducted from your policy value in the investment options within the Separate Account, the non-loaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account on a proportionate basis unless you request that we exclude any of these in your application for the policy. Should your balance in any of the investment options become depleted, unless we agree otherwise, we will proportionally increase the deduction from your policy value in the remaining investment options.

Cost of Insurance

     We determine this charge by multiplying the appropriate cost of insurance rate by the amount at risk. The amount at risk is the difference between your policy’s death benefit and your policy value. The amount at risk depends in part on the death benefit option in effect. Since the policy value is included in the death benefit under Death Benefit Option B, the death benefit under this death benefit option is affected by performance of the investment options chosen, payment of premiums and charges assessed. If your policy includes the Individual Level Term Rider, face amount coverage provided by that rider is also subject to the cost of insurance charge.

    We base our current rates on the gender, attained age, and risk class of the insureds and how long a policy has been in force. We are not permitted to consider gender as a factor in some states and under certain qualified plans. The cost of insurance rates for each insured are blended together to determine the policy’s overall cost of insurance rate.

    We base the current monthly cost of insurance charge, in part, on what we expect our future mortality experiences will be. Charges will not exceed the guaranteed cost of insurance rates set forth in your policy. The guaranteed maximum rates are equal to 100% of the applicable 2001 Commissioners’ Standard Ordinary (“CSO”) Sex Distinct, Aggregate Smoker Composite, Age Last Birthday, Ultimate Mortality Table, at the insureds’ ages on their last birthdays. We will apply any change in our cost of insurance rates uniformly to all persons of the same gender, insurance age and risk class whose policies have been in force for the same length of time.

    We currently insure lives as either a standard risk class or a risk class involving a higher mortality risk. We determine each insured’s risk class based on the insured’s health and medical information. Insureds in the standard risk classes will have a lower cost of insurance for otherwise identical policies, than insureds in the higher mortality risk classes. Nonsmokers will generally incur a lower cost of insurance than will similarly situated smokers.

Mortality and Expense Risk Charge

    We assume a mortality risk that, as a whole, the people we insure may die sooner than expected. We would then pay greater total death benefits than we had expected.

    We assume an expense risk that expenses we incur in issuing and maintaining the policies may exceed the administrative charges expected for the policies.

    If the expenses do not exceed the charges, or if our mortality projections prove to be accurate, we may profit from this charge. We may use profits from this charge for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.

    The mortality and expense risk charge applies to the policy value held in the Separate Account investment options. We guarantee that the mortality and expense risk charge will not exceed an annual rate of 0.50% of the policy value in the Separate Account in the first twenty policy years, and 0.30% of the policy value in the Separate Account beginning in policy year 21.

Administration Charge

    The administrative charge compensates us for various activities associated with issuing and administering the policy. The maximum administrative charge is $10.00 per policy, per month.

Coverage Charge

    The coverage charge is a monthly charge assessed on the face amount during the first ten policy years primarily to help reimburse us for sales costs. To determine this charge, we multiply the amount of base face amount at issue and the amount of any Individual Level Term Rider attached to the policy by a monthly rate that varies with each insured’s gender, issue age, and risk class. The coverage charge is established at policy issue; it is not changed by decreases, withdrawals or other transactions that may affect the face amount of the policy after the policy date.

Loan Interest Rates

    We charge your policy for outstanding loans at a maximum rate of 4% on an annual basis which is charged in arrears. Additionally, we credit the amount of the loan applied to the loaned portion of the Guaranteed Interest Account daily at an annual rate of 3%.

    Outstanding loans reduce the policy’s death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit.

Costs for Policy Riders

    When you apply for a policy, we attach certain riders at issue and you can also request any of the optional benefit riders we then make available and for which you are eligible under our rules. Availability of any rider, the benefits it provides and the associated charges may vary by state and we may add, delete or modify the available riders for new policies. Each rider contains specific details you should review in selecting your coverage. Certain optional benefit riders have their own charges which are assessed against policy value on each monthly calculation date. We may change the rates charged, but they will not exceed the maximum rates shown in the rider specification pages.

    The riders listed below are currently available with the policy for additional charges assessed each month as follows:

Alternate Surrender Value Rider—the charge ranges from 3%-5% of one-twelfth of the target annual premium depending on the benefit period you choose.
Disability Payment of Specified Premium Rider—the charge ranges from $0.6363 to $0.1899 per $100 of premium waived.
Individual Level Term Rider—the charge ranges from $83.33 to $0.0554 per $1000 of level term face amount.
Survivor Purchase Option Rider—the charge ranges from $0.3125 to $0.0033 per $1000 of the policy’s total face amount in effect at the time the change is taken.

    We also attach the following riders to the policy at issue:

No Lapse Guarantee Rider—only available for policies issued with Death Benefit Option A with insureds who are age 85 and under.

Overloan Protection Rider

Policy Exchange Option Rider (not available for New York policies)

    The riders we attach to the policy automatically at issue do not have monthly charges. However, we deduct a transaction fees upon exercise of the Overloan Protection Rider and the Policy Exchange Option Rider. The transaction fee for Overloan Protection is 3.5% of policy value. The transaction fee for the Policy Exchange Option Rider is $100. While there is no separate charge for the No Lapse Guarantee Rider, you must pay premium meeting the requirements described in that rider to obtain the benefit provided by the rider.

    More detail about the charges for these riders is located in the table of “Other Available Policy Benefit Expenses” in this prospectus and the charges that apply to your policy will be shown in the rider specifications pages. You may find more detail about these benefits in the section of this prospectus entitled “Other Available Policy Benefits.”

Conditional Charges

    These are other charges that are imposed only if certain events occur.

Surrender Charge. The surrender charge applies during the ten policy years following policy issue for coverage provided by the base face amount if you surrender the policy for its net surrender value. This charge is intended to recoup the costs incurred in issuing the policy. The actual surrender charge will never exceed policy value; therefore, we will never require you to submit an additional payment in order to surrender your policy.

The surrender charge for the base face amount is an amount determined by multiplying the number of thousands of face amount by the surrender charge factor. The base surrender charge factor will vary by the insureds’ genders, issue ages, and risk classes. Tables of surrender charges are included in the specifications pages of the policy. We deduct any partial surrender charges already applied to the policy when determining the surrender charge.

The surrender charge is assessed against the policy value in proportion to the policy’s values in the Separate Account, and the Guaranteed Interest Accounts, excluding loaned amounts, on the effective date of the surrender.

We do not impose a surrender charge after the policy anniversary following the oldest insured’s 121st birthday.

Partial Surrender Charge—We charge a portion of the surrender charge when you request a face amount decrease or a withdrawal. This charge is intended to help defray the costs of issuing a policy.
  Requested face amount decrease—a pro rata portion of the surrender charge will be deducted from your policy value in direct proportion to any decrease in face amount.
  Withdrawal of policy value—a pro rata portion of the surrender charge will be deducted from your policy value in direct proportion to any withdrawal of policy value. Face amount reductions may result if you request a withdrawal of policy value.
Transfer Charge. Currently, we do not charge for transfers, however, we reserve the right to charge up to $25.00 for each transfer in excess of twelve each policy year upon prior written notice. This charge, if we were to impose it, would be intended to recoup the cost of administering the transfer.
Withdrawal Fee. We reserve the right to charge a fee of up to $25 per withdrawal for withdrawals of policy value. This fee would compensate us for the administrative costs associated with processing withdrawals. This fee is not charged for withdrawals taken on and after the oldest insured’s 121st birthday.

Tax Charges

    Currently, no charge is made against the Separate Account for federal income taxes that may be attributable to the Separate Account. The Separate Account may, however, make such a charge in the future for these or any other taxes attributable to the Separate Account, should the Separate Account become liable for such taxes.

Underlying Fund Charges

    As compensation for investment management services to the underlying funds, the advisors are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each series. These fees are paid by the funds from their assets. We show the maximum and minimum fund charges in the Fee Tables section of this prospectus.

    These fund charges and other expenses are described more fully in the fund prospectuses. You may obtain a fund prospectus by contacting VULA.

Market Timing and Other Disruptive Trading

    We discourage market timing activity, frequent transfers of policy value among investment options and other activity determined to be “Disruptive Trading”, as described below. Your ability to make transfers among investment options under the policy is subject to modification if we determine, in our sole opinion, that your exercise of the transfer privilege constitutes “Disruptive Trading” that may disadvantage or potentially harm the rights or interests of other policy owners.

    “Disruptive Trading” includes, but is not limited to: frequent purchases, redemptions and transfers; transfers into and then out of an investment option in a short period of time; and transfers of large amounts at one time. The risks and harmful effects of Disruptive Trading include:

dilution of the interests of long-term investors in an investment option, if market timers or others transfer into or out of the investment option rapidly in order to take advantage of market price fluctuations;
an adverse affect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the underlying fund to maintain a higher level of cash than would otherwise be the case, or causing the underlying fund to liquidate investments prematurely; and
increased brokerage and administrative expenses.

    To protect our policy owners and the underlying funds from Disruptive Trading, we have adopted certain policies and procedures.

    Under our Disruptive Trading policy, we can modify your transfer privileges for some or all of the investment options. Modifications include, but are not limited to, not accepting a transfer request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be transferred into or out of any investment option at any one time. Unless prohibited by the terms of your policy, we may (but are not obligated to):

limit the dollar amount and frequency of transfers (e.g., prohibit more than one transfer a week, or more than two a month, etc.), restrict the method of making a transfer (e.g., require that all transfers into a particular investment option be sent to our Service Center by first class U.S. mail and/or rescind telephone, internet or fax transfer privileges), require a holding period for some investment options (e.g., prohibit transfers into a particular investment option within a specified period of time after a transfer out of that investment option), implement and administer redemption fees imposed by one or more of the underlying funds, or impose other limitations or restrictions.

    Currently we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual transfers and the frequency of a policy owner’s transfers. With respect to both dollar amount and frequency, we may consider an individual transfer alone or when combined with transfers from other policies owned by or under the control or influence of the same individual or entity. If you have authorized your registered representative to make transfers on your behalf, he or she may submit your transfer request in a batch of requests for multiple policy owners. We monitor these transfers on an individual basis, rather than on a batch basis. We currently review transfer activity on a regular basis. We also consider any concerns brought to our attention by the managers of the underlying funds. We may change our monitoring procedures at any time without notice.

    Because we reserve discretion in applying these policies, they may not be applied uniformly. However, we will to the best of our ability apply these policies uniformly. Consequently, there is a risk that some policy owners could engage in Disruptive Trading while others will bear the effects of their activity.

    Currently we attempt to detect Disruptive Trading by monitoring activity for all policies. Possible Disruptive Trading activity may result in our sending a warning letter advising the owner of our concern. Regardless of whether a warning letter is sent, once we determine that Disruptive Trading activity has occurred, we may revoke the owner’s right to make Internet transfers. We will notify policy owners in writing (by mail to their address of record on file with us) if we limit their trading.

    We have adopted these policies and procedures as a preventative measure to protect all policy owners from the potential effects of Disruptive Trading, while recognizing the need for policy holders to have available reasonable and convenient methods of making transfers that do not have the potential to harm other policy owners.

    We currently do not make any exceptions to the policies and procedures discussed above to detect and deter Disruptive Trading. We may reinstate Internet, telephone and fax transfer privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

    We cannot guarantee that our monitoring will be 100% successful in detecting and restricting all transfer activity that constitutes Disruptive Trading. Moreover, we cannot guarantee that revoking or limiting a policy owner’s Internet, telephone and fax transfer privileges will successfully deter all Disruptive Trading. In addition, some of the underlying funds are available to insurance companies other than Phoenix and we do not know whether those other insurance companies have adopted any policies and procedures to detect and deter Disruptive Trading, or if so what those policies and procedures might be. Because we may not be able to detect or deter all Disruptive Trading and because some of these funds are available through other insurance companies, some policy owners may be treated differently than others, resulting in the risk that some policy owners could engage in Disruptive Trading while others will bear the effects of their activity.

    Orders for the purchase of underlying fund shares are subject to acceptance by the relevant fund. Phoenix has entered into information sharing agreements with the underlying funds of this variable life insurance product as required by Rule 22c-2 under the Investment Company Act of 1940. The purpose of the information sharing is to provide information to the underlying funds so that they can monitor, warn, and restrict policyholders who may be engaging in disruptive trading practices as determined by the underlying funds. We reserve the right to reject, without prior notice, any transfer request into any investment option if the purchase of shares in the corresponding underlying fund is not accepted for any reason.

    We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement.

    We do not include transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Rebalancing or other similar programs when applying our Disruptive Trading policy.

Allocation Programs

    You may elect any of the allocation programs described below at no charge and at any time. We may discontinue, modify or amend these programs as well as offer new programs in the future.

Asset Allocation and Strategic Programs

    Asset allocation and strategic programs (referred to as “programs” throughout this section) are intended to optimize the selection of investment options for a given level of risk tolerance, in order to attempt to maximize returns and limit the effects of market volatility. The programs reflect the philosophy that diversification among asset classes may help reduce volatility. An asset class is a category of investments that have similar characteristics, such as stocks, or bonds. Within asset classes there are often further divisions. For example, there may be divisions according to the size of the issuer (large cap, mid cap, small cap) or type of issuer (government, corporate, municipal).

    We currently offer the following programs: Franklin Templeton Founding Investment Strategy and Phoenix-Ibbotson Strategic Asset Allocation which are described below. For ease of reference, throughout this section of the prospectus, we refer to these asset allocation and strategic programs, simply as “programs”, and we refer to the asset allocation options available within the programs, as “options.” There is no additional charge for participating in these programs and options.

    You may participate in only one program at a time. Subject to regulatory requirements and approvals, in the future we may modify or eliminate any existing program or option, or may offer other asset allocation services which, at our discretion, may be available to current and/or prospective contract owners. For the most current information on any program or option, please contact your registered representative.

Selecting a Program and Option

    If you are interested in adding a program, consult with your registered representative to discuss your choices. For certain programs, a questionnaire may be used to help you and your registered representative assess your financial needs, investment time horizon, and risk tolerance. You should periodically review these factors to determine if you need to change programs or options. You may at any time switch your current program or option, and may choose any modified or new programs or options the Company may make available. You may cancel your participation in a program at any time, and later re-enroll in a program, after first consulting with your registered representative and then contacting the VPMO or VULA at the address and phone number on page one. If a program is eliminated, you will receive notice and you may choose, in consultation with your registered representative, among the other programs available at that time.

    The following programs are currently available:

Franklin Templeton Founding Investment Strategy
Through the Franklin Templeton Founding Investment Strategy, premium payments and policy value are allocated to the three investment options as listed below. On a monthly basis, we will rebalance the policy value allocated to the three investment options back to the original allocation percentages in each investment option.
  Franklin Income Securities Fund – 34%
  Mutual Shares Securities Fund – 33%
  Templeton Growth Securities Fund – 33%
Phoenix-Ibbotson Strategic Asset Allocation
(Closed to new investors effective June 22, 2009)

Phoenix and Ibbotson Associates have developed five asset allocation options, each comprised of selected combinations of investment options. The asset allocation options approved for use are:

  Conservative Portfolio which seeks conservation of capital and has a portfolio allocation more heavily weighted in fixed income investments than in equities.
  Moderately Conservative Portfolio which primarily seeks current income, with capital growth as a secondary objective, and has a portfolio allocation of approximately equal weightings in equities and fixed income investments.

  Moderate Portfolio which seeks long-term capital growth and current income with emphasis on current growth, and has a portfolio allocation more heavily weighted in equities than in fixed income investments.
  Moderately Aggressive Portfolio which seeks long-term capital growth with current income as a secondary objective, and has more than three quarters of the portfolio in equities and less than one quarter in fixed income investments.
  Aggressive Portfolio which seeks long-term capital growth and is invested primarily in equities.

    On a periodic basis (typically annually), Ibbotson evaluates the options and updates them to respond to market conditions and to ensure style consistency. If you select one of the Phoenix-Ibbotson options, your premium payments (policy value for in force policies), however, will not be allocated in accordance with the updated options unless you specifically request we do so. On an annual basis, we will rebalance the policy value allocated to the investment options included in the program so that, following this reallocation, the percentage in each investment option equals the percentage originally used for the program. We will make this rebalancing effective on the valuation date immediately preceding each anniversary of your policy date for as long as the asset allocation program is in effect for your policy. You should consult with your registered representative for the most current information on this program and the options within the program.

    If you should elect any of the programs listed above, transfers made under these programs will not be counted toward the 12 transfers per year after which we may impose a transfer fee.

Systematic Transfer Programs

    You may elect a systematic transfer program that we offer under the policy. We reserve the right to change, eliminate or add optional programs subject to applicable laws.

    We base transfers under a Systematic Transfer Program on the investment option values next determined on the valuation date that we receive your transfer request in good order, or if that day is not a valuation date, on the next following valuation date. Except as described below, you may have only one program in effect at a time.

    We do not charge for these programs.

Asset Rebalancing Program

    Under this program, we transfer policy value among the investment options to match your chosen allocation percentages. You can choose to have us make these transfers monthly, quarterly, semiannually or annually. These transfers will occur on the date you specify (provided we receive the request in good order), unless the specified date falls on a holiday or weekend, in which case the transfers will occur on the next succeeding Valuation Date. We reserve the right to not permit transfers to or from the Guaranteed Interest Accounts.

    You may start or discontinue this program at any time by submitting a written request to VPMO or calling VULA (see page one). The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market. Except as described below, the Asset Rebalancing Program is not available while the Dollar Cost Averaging program is in effect. We do not charge for this program.

Dollar Cost Averaging Program

    Under this program, you can allocate initial or subsequent premium to the Guaranteed Interest Account or use policy value in an investment option (the “source account”) and we will periodically transfer portions of that premium or policy value to one or several of the available investment options (“target investment options”) and the Guaranteed Interest Accounts according to the selection you make when you enroll in this program You choose to make these transfers monthly, quarterly, semiannually or annually. The minimums you may transfer from the source account are:

$25 monthly	$150 semiannually
$75 quarterly	$300 annually

    You must have at least $2,000 in the source account to begin a Dollar Cost Averaging Program. Should the value in the source account fall below the transfer amount, we will transfer the remaining balance and end the Program. Transfers from the Guaranteed Interest Account must be made in approximately equal amounts over a minimum of six months. The Dollar Cost Averaging Program is not available if you invest through a bank draft program.

    All transfers under the Dollar Cost Averaging Program will be processed on the date you specify (provided we receive the request in good order). If you do not specify a date, the transfer will be processed on the basis of values next determined after receipt of the transfer request in good order. If either of these dates fall on a holiday or weekend, then the transfer will occur on the next succeeding valuation date.

    You may start or discontinue this program at any time by submitting a written request to VPMO, or calling VULA (see page one). Dollar Cost Averaging does not ensure a profit nor guarantee against a loss in a declining market. Except as described below, the Dollar Cost Averaging Program is not available while the Asset Rebalancing Program is in effect. We do not charge for this program.

Enhanced Dollar Cost Averaging Program

    We may at different times offer an Enhanced Dollar Cost Averaging Program that can offer a higher interest rate during selected periods. This program will not be offered at the same time as the standard Dollar Cost Averaging program. Under this program, the first net premium payment will be held in the money market investment option of the Separate Account and then transferred to the source account at the end of the policy’s right to cancel period. The source account is an account within the Guaranteed Interest Account. All transfers under the Enhanced Dollar Cost Averaging Program will be processed on the basis of values next determined after receipt of the transfer request in good order following the end of the right to cancel period. If that day falls on a holiday or weekend, then the transfer will be processed on the next succeeding business day. The Enhanced Dollar Cost Averaging interest rate will be guaranteed from the end of the right to cancel period for six months or to the first policy anniversary, depending on the period you chose when you elected the Enhanced Dollar Cost Averaging Program. If your policy date was backdated to save age, the 12-month Enhanced Dollar Cost Averaging period will not last a full 12 months, but only until the first policy anniversary.

Use of Dollar Cost Averaging with Asset Rebalancing and Allocation Programs

    If you elect to participate in either the Franklin Templeton Founding Investment Strategy, or the Phoenix-Ibbotson Strategic Asset Allocation Program then you may also elect to participate in the following programs:

1.	Dollar Cost Averaging or Enhanced Dollar Cost Averaging; and
2.	Asset Rebalancing with monthly rebalancing only in the Franklin Templeton Founding Investment Strategy, or Asset Rebalancing with annual rebalancing only in the Phoenix-Ibbotson Strategic Asset Allocation Program.

    If you elect both the Enhanced Dollar Cost Averaging and the Asset Rebalancing Program, your entire dollar cost averaging transfer amount must be allocated to the asset allocation program in effect for your policy.

Policy Lapse and Reinstatement

Lapse

    Payment of the initial premium, no matter how large, or the payment of additional premiums will not necessarily guarantee the policy will remain in force. If you take a withdrawal or a policy loan, it could negatively affect the policy value, and therefore increase the risk of policy lapse.

    If the policy value is less than the monthly deduction, we will allow a grace period of 61 days during which you must pay an amount equal to the applicable premium expense charge plus three times the required monthly deduction plus any amount overdue to prevent the policy from lapsing.

    If you fail to make the required payment before the 61-day grace period ends, the policy will lapse and expire without value. We will mail you notice following the monthly calculation day on which the policy value is less than the monthly deduction. We will mail you an additional notice at least 15 days and not more than 45 days before any potential lapse will occur. We will mail you notice at least 31 days before any potential lapse will occur. By lapse, we mean that the policy is no longer in full force and has no available value.

    The policy will remain in force during the grace period. We apply any premium payment we receive during the grace period, less the premium expense charge, to first pay any monthly deductions due during the grace period. We will apply any excess premium according to your current premium allocation schedule.

    The death benefit during the grace period is equal to the death benefit immediately before the grace period begins minus any monthly deductions up to and including the policy month of death not already made.

No Lapse Guarantee Benefit

    This benefit will be made a part of the policy by rider automatically attached at issue for policies with Death Benefit Option A and insureds who are all age 85 or younger on the policy date. Under the rider, as long as the cumulative premium test, described below, is satisfied the policy will not lapse even if the policy’s account value reduces to zero as a result of adverse investment performance or other factors. There is no separate charge for the No Lapse Guarantee benefit; however, to maintain the guarantee, the policy must meet the total cumulative premium test. This test requires that cumulative premiums paid since policy issue (accumulated at 4% annually) less withdrawals (accumulated at 4% annually) and less policy loans and accrued interest be at least equal to the cumulative monthly No Lapse Guarantee premiums since issue (accumulated at 4% annually).

     The monthly No Lapse Guarantee premium will be set at the time the rider is issued and will vary based on the total face amount, the insureds’ ages, genders, risk classifications, additional ratings, any riders attached to the policy, and the amount to be paid, if any, under the Disability Waiver of Specified Premium Rider. The monthly No Lapse Guarantee premiums will be shown on the specifications pages for the rider.

    If the policy does not meet this total cumulative premium test on any monthly calculation date and there is not sufficient policy value to pay the monthly charges due, the policy will enter the Grace Period. You may restore the benefit provided by the rider during the Grace Period by paying the shortfall amount. The shortfall amount is the amount by which the total cumulative premiums paid to the policy is less than the amount required by the total cumulative premium test plus the next three monthly No Lapse Premiums.

    The rider terminates and cannot be reinstated if there is a change in the policy’s Death Benefit Option, you make a written request to terminate the rider, or the policy terminates. Once the rider terminates, should the policy enter the Grace Period, you must pay any monthly charges that were not taken as a result of the rider being in effect prior to the policy entering the Grace Period in addition to the premium required to restore the policy under the Grace Period provision.

Termination

    This policy terminates automatically on the earliest of the date of death, full surrender, or the date that the grace period expires without the payment of sufficient premium in accordance with the lapse provision.

Reinstatement

    Unless this policy has been surrendered for its net surrender value or the oldest insured’s 121st birthday has passed, this policy may be reinstated at any time within three years from the date the premium payment was insufficient to pay the monthly deduction due. You may request reinstatement in writing and we will require submission of evidence of insurability satisfactory to us along with the payment of an amount that would result in a net surrender value equal to at least three monthly deductions. Certain riders we may make available with the policy may not be reinstated if the policy is reinstated. Of the currently offered riders, the No Lapse Guarantee rider may not be reinstated with the policy.

    If you request reinstatement and we approve your request, your policy will be reinstated on the Monthly Calculation Date following our receipt of your reinstatement payment in good order. When the policy is reinstated, the policy value on the date the policy terminated will be reinstated prior to crediting the reinstatement premium. Additionally, any remaining period of the surrender charge schedule that was in effect on the date the policy terminated will be applied from the date of reinstatement.

Other Available Policy Benefits

    When you apply for a policy, we will attach certain riders at issue and you can request any of the optional benefit riders we then make available. Availability of certain riders, the benefits provided and the associated charges may vary by state, and our rules and procedures will govern eligibility for any rider. Each rider contains specific details you should review in selecting your coverage. Riders we offer as optional riders have separate monthly charges as shown in the “Fee Tables” of this prospectus.

Optional Riders

    We currently make the optional riders listed below available with the policy. We may also add, delete or modify the list of optional riders.

    Alternate Surrender Value Rider. This rider will provide a higher net surrender value in the early policy years. Upon full surrender of the policy during the rider benefit period, we will pay the policy owner the greater of: (1) the net surrender value of the policy; and (2) the Alternate Surrender Value provided by this rider. The Alternate Surrender Value equals the lesser of: (1) all premiums paid for the policy; or (2) the policy value, plus a refund of the following charges made on the policy since issue: premium expense charges, administrative charges, coverage charges and charges for the Alternate Surrender Value Rider. The rider is available with policies for which the first year premium is at least $100,000.

    Disability Payment of Specified Premium Rider. This rider is available to insureds age 60 or younger in the standard risk class. It provides a benefit of a specified monthly amount due to the total disability of the covered insured as defined in the rider. The benefit amount is credited to the policy on each monthly calculation date during a period of the insured’s total disability that persists for at least 6 continuous months and occurs within a disability benefit period. If the disability began after the insured reached age 60, the benefit period will be limited to the longer of one year or to the policy anniversary following the insured’s 65th birthday. Otherwise, the disability benefit period will continue to the policy anniversary next following the insured’s 65th birthday. The rider terminates on the policy anniversary immediately following the insured’s 65th birthday; however, benefits will continue to be paid beyond that time if the insured has been continuously disabled under the terms of the rider since the policy anniversary immediately following the insured’s 60 th birthday. The rider will also terminate under other circumstances described in the rider, including exercise of the Overloan Protection Rider.

    Individual Level Term Rider. This rider provides annually renewable level term insurance for the lifetime of the insureds for whom you elect it. The initial rider death benefit is limited to two times the policy’s base face amount. The policy’s total face amount, including all Individual Level Term Riders attached to the policy is subject to our maximum face amount limit. You elect this rider and the level term face amount when you apply for the policy. Coverage provided by this rider has its own cost of insurance and coverage charges. Additionally for policies issued in the state of New York, coverage provided by this rider terminates on the policy anniversary on which the oldest insured attains age 121. You may terminate this rider or may decrease the coverage amount beginning in the second policy year by submitting the proper written request to the VPMO. The amount remaining after any decrease must be at least equal our minimum coverage amount for the rider.

    Survivor Purchase Option Rider. This rider provides three alternative benefits: it allows for the purchase of a new variable universal life or universal life insurance policy issued by Phoenix or one of its insurance affiliates on the lives of the surviving insureds; provides an interim death benefit; and provides a supplemental death benefit. The rider must cover all insureds under the policy and the insureds must be between ages 18 and 70 at policy issue. The first death must occur by the policy anniversary following the oldest insured’s 75th birthday for the rider option to be available.

New Policy—The rider provides that the new policy option be exercised within 90 days following the first death. The new policy may be purchased without additional evidence of insurability. The face amount of the new policy cannot exceed the face amount of the original policy and any coverage under the Individual Level Term Rider for the surviving insured(s). The new policy may include the Disability Waiver of a Specified Premium Rider if that rider had been attached to the original policy.
Interim Death Benefit—If an insured dies within 90 days following the first death of an insured and before a new policy has been issued via the rider, we will pay a death benefit equal to the face amount of the policy and any coverage for that insured under the Individual Level Term Rider as of the date of the first death.
Supplemental Death Benefit—In the event of the simultaneous death of the insureds, under the policy, we will pay a single death benefit equal to the highest death benefit available for any of the deceased insureds. The rider also provides a supplemental death benefit equal to the next highest death benefit for any of the deceased insureds.

    The rider terminates once any of its benefits are provided and under other conditions described in the rider including, 90 days following the first death, death of the surviving insureds, and policy anniversary following the oldest insured’s 75th birthday. You may also request that we cancel this rider.

Riders We Make Part of the Policy at Issue

    We also attach certain riders to the policy automatically at issue, subject to state availability. These riders do not have separate monthly charges but the Overloan Protection Rider and Policy Exchange Option Rider have transaction charges that are assessed at the time the benefit is exercised. We may add, modify or delete riders available with this policy for new policies.

    No Lapse Guarantee Rider. This rider provides a guarantee that the policy will not lapse as a result of the cash value becoming insufficient to pay the policy’s monthly charges if the conditions of the rider are met. For additional details, see the “Lapse and Reinstatement” section of this prospectus.

    Overloan Protection Rider. This rider is designed to prevent a heavily loaned policy from lapsing. For additional details, see the “Policy Loan” section of this prospectus.

    Policy Exchange Option Rider (not available for New York contracts). This rider allows the policy to be exchanged into single life policies without evidence of insurability at the insureds attained ages and subject to our then current issue guidelines at the time the option is exercised. The policies available will be any permanent plan of life insurance we or our affiliates are then offering. The total face amounts of the single life policies cannot be more than the face amount of this policy. If the option is exercised, the policy value will be applied to the new policies and any value exceeding the new policy’s premium limits will be refunded to you. No surrender charge will be applied as a result of exercising the rider so long as the surrender charges on the new policy are at least as great as any remaining surrender charge under this policy.

    Exercise of the Policy Exchange Option Rider is a taxable event. For federal income tax purposes, when there is a change of insureds, it is treated as if the original policy was surrendered and a new policy acquired. Any gain in the policy at the time of the change of insureds is taxable to the policyholder at that time.

    You should read the riders carefully for all their terms and conditions.

General

Postponement of Payments

    We may postpone payment of surrenders, partial withdrawals, policy loans or death benefits in certain cases including the following circumstances:

  we may postpone for up to six months, payment for any transaction that depends on the value of the Guaranteed Interest Accounts;
  we may postpone payment whenever the NYSE is closed on what would otherwise be a regular trading day, trading on the NYSE is restricted, on days when a certain market is closed (e.g., the U.S. Government bond market is closed on Columbus Day and Veteran’s Day) or may have closed early; or

  when the SEC decides an emergency exists and the sale of securities or the determination of the value of securities in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the policy value or when a governmental body having jurisdiction over us by order permits such suspension. Rules and regulations of the SEC, if any, are applicable and will govern as to whether these described conditions exist.

    Transfers also may be postponed under these circumstances.

    Additionally, federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances require us to block a policy owner’s ability to make certain transactions and, as a result, we may refuse to accept requests for transfers, withdrawals, surrenders or death benefits until we are instructed by the appropriate regulator to allow such transactions. We may also be required to provide additional information about you and your policy to government regulators.

Amendments to Policies

    Policies may be amended to conform to changes in applicable law or interpretations of applicable law, or to accommodate design changes. Changes in the policies may need to be approved by policy owners and state insurance departments. A change in the policy that necessitates a corresponding change in the prospectus or the Statement of Additional Information (SAI) must be filed with the SEC. We will notify you if such a change to the prospectus occurs. You can request a copy of the SAI at any time by calling the VULA.

Reservation of Company Rights to Change the Separate Account

    We have the right, subject to compliance with applicable law, to add, delete, or substitute investment options of the Separate Account, combine the Separate Account into another Separate Account, transform the Separate Account into a mutual fund, and/or deregister the Separate Account under the Investment Company Act of 1940. We also reserve the right to close any underlying fund to new investment or eliminate the shares of any underlying fund(s) if they are no longer available for investment, or if we believe investing in any underlying fund(s) is no longer appropriate for the purposes of the Separate Account.

Federal Income Tax Considerations

Introduction

    The following discussion is general in nature and is not intended as individual tax advice. The income tax rules are complicated and this discussion is intended only to make you aware of the issues. Each person should consult an independent tax or legal advisor. No attempt is made to consider any estate, gift or inheritance taxes or any applicable state, local or other tax laws.

    Because this discussion is based upon our understanding of the federal income tax laws as they are currently interpreted, we cannot guarantee the income tax status of any contract or policy either currently or in the future. No representation is made regarding the likelihood of continuation of the federal income tax laws or the current interpretations by the Internal Revenue Service (the “IRS”). From time to time, there are regulatory or legislation proposals or changes that do or could impact the taxation of life insurance contracts or policies; if enacted, these changes could be retroactive. We reserve the right to make changes to the policy or contract as necessary for it to satisfy the “Definition of Life Insurance”, as set forth in the Internal Revenue Code (within this section, referred to as the “Code”) and as interpreted by the IRS. For a discussion of federal income taxes as they relate to the funds, please see the fund prospectuses.

    Policyholders (also referred to as Owners) should consult their own independent tax and/or legal advisors for advice and information relating to their particular tax situation.

    Note on Terminology: The Code uses the term “Life Insurance Contract”, rather than the term “Life Insurance Policy.” The Code also uses the term “policyholder”, in describing the owner of a Life Insurance Contract. This section will follow the Code terminology in describing specific provisions of the Code.

Income Tax Status

    We are taxed as a life insurance company under the Code. For federal income tax purposes, neither the Separate Account nor the Guaranteed Interest Account is a separate entity from Phoenix Life Insurance Company, PHL Variable Insurance Company or Phoenix Life and Annuity Company and neither account will be taxed separately as under the “regulated investment company” provisions (Subchapter M) of the Code.

    Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the value of the Separate Account and each Contract. No charge currently will be made to any contract or to the Separate Account for our federal income taxes which may be attributable to the Separate Account. We reserve the right to make a deduction for taxes with respect to such items in the future. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the Separate Account.

Policy Benefits

Tax Treatment as Life Insurance

    In order to be treated as life insurance for federal income tax purposes, specified requirements must be met. If these requirements are met, the death benefits are generally received without federal income tax and the earnings on the policy are not subject to federal income tax until withdrawn. These requirements include the federal definition of life insurance, rules for diversification of the policy’s investments (described below) and the necessity that the contract be life insurance under applicable law.

    With respect to applicable law, this is generally understood to refer to state or foreign law. This contract has been filed as a life insurance policy or contract under applicable state laws.

    There are two definitional tests for life insurance in section 7702 of the Code: (1) Cash Value Accumulation Test, and (2) Guideline Premium Test. The selection of the tests is made at issue and cannot be changed thereafter. The choice of test is based on contract design and is dependent on several factors, including the insured’s age at issue and intention of the owner concerning policy funding patterns. If this contract permits the policyholder to select the applicable test, this selection must be made at issue and cannot be changed. In some cases, only one test is available.

    Under the Cash Value Accumulation Test, there must, at all times, be a minimum ratio of death benefit to cash value. Compliance with the test is based on the contract design at issue. The premiums permitted under this test are based on the death benefit, age and characteristics of the insured and types of riders on the policy.

    Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the contract in relation to the death benefit. The initial premium limit is based on the death benefit, age and characteristics of the insured and types of riders on the policy. The actual premium limits each year will depend on the amount of premiums paid in a prior year. In addition to this premium test, there is also a minimum ratio of death benefit to cash value under the Cash Value Corridor. This Corridor looks to the age of the insured and the cash value each year and may require periodic adjustments in death benefit for compliance. In general, the death benefit required under this test is lower in the early years than that under the Cash Value Accumulation Test.

Death Benefit Proceeds

    Death benefit proceeds payable under a life insurance contract are generally excludable from the gross income of the beneficiary under Code section 101(a)(1) unless there has been a transfer for valuable consideration or unless the specific requirements relating to Business and Corporate-Owned Policies are not met (see “Business and Corporate-Owned Policies”). Also, a policyholder should not be considered to be in constructive receipt of the cash value, including investment income. However, see the sections below on possible taxation of amounts received under the policy, via full surrender, withdrawal or loan.

    As described above, Code section 7702 imposes certain conditions with respect to premiums received under a policy. We monitor the premiums paid in order to maintain compliance with such conditions. If the premium limitation is exceeded during the year, we may return the excess premium, with interest, to the policyholder within 60 days after the end of the policy year, in order to maintain the qualification of the contract as life insurance for federal income tax purposes. Depending on the performance of the policy, it may be become necessary to increase the death benefit in order to satisfy the Cash Value Corridor. Any such increase is in effect only as long as required to satisfy this corridor and is not permanent.

Full Surrender

    Upon full surrender of a contract for its cash value, the excess, if any, of the cash value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes. In addition, it is possible that such income may be included in the definition of “net investment income” for purposes of section 1411 of the Code. If section 1411 applies to the income, in addition to income tax, there is an additional tax of 3.8 percent. It is currently an open question as to whether section 1411 applies to income from life insurance contracts; further clarification will be forthcoming.

    If the contract is subject to a loan at time of surrender, the outstanding loan amount is included in the computation of the amount received at the time of surrender. Thus, in the event of a surrender of a contract that is subject to a loan, the loan amount may result in ordinary income at the time of surrender.

    A contract that lapses is treated as a full surrender for federal income tax purposes.

    The full surrender of a contract that is a MEC may result in the imposition of an additional 10% tax on any income received.

Withdrawal

    Withdrawals are generally not taxable as long as the amount withdrawn does not exceed the total of the premiums paid and the contract is not a MEC. If the contract is classified as a MEC, withdrawals and other distributions are fully taxable to the extent of income in the policy. There are situations, however, in which a withdrawal from any contract (regardless of MEC status) can result in current taxation. A withdrawal, accompanied by a reduction in death benefits can result in current taxation under Code section 7702(f)(7), if the reduction in death benefits occurs during the first 15 years after a contract is issued. After 15 years, the withdrawal proceeds resulting from a reduction in death benefits will generally not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered. Policyholders should consult with tax advisors in advance of a proposed decrease in death benefits or a withdrawal as to the portion, if any, which would be subject to tax, and in addition as to the impact such withdrawal might have under the rules affecting modified endowment contracts.

Loans

    We believe that any loan received under a policy will be treated as your indebtedness. If the policy is a MEC, loans are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. If the policy is not a MEC, we believe that no part of any loan under a policy will constitute income to you as long as the policy remains in force. If there is a full surrender or lapse, an outstanding loan becomes part of the amount received upon surrender or lapse.

    The deductibility by a policyholder of loan interest under a policy is limited under Code section 264. In most cases, there is no interest deduction permitted.

Sale of Policy

    Upon a sale of the policy to a third party, the owner has taxable income of the excess, if any, of the amount received from the third party over the owner’s basis in the contract. The IRS provided in Revenue Ruling 2009-13 (Internal Revenue Bulletin 2009-21) that for purposes of sale of a life insurance contract, the owner’s basis in the contract is the premiums paid less cost of insurance charges. (For a surrender of the policy, the taxable income is based on the excess, if any, of the cash value over the premiums paid unreduced by any cost of insurance charges). There is also a legislative proposal pending that would require additional information reporting in the event of a sale of a policy. In this information reporting, we would be required to provide specific information to the IRS concerning the basis of the policy.

    In addition, it is possible that such income may be included in the definition of “net investment income” for purposes of section 1411 of the Code. If section 1411 applies to the income, in addition to income tax, there is an additional tax of 3.8 percent. It is currently an open question as to whether section 1411 applies to income from sale of life insurance contracts; further clarification will be forthcoming.

Business and Corporate-Owned Contracts

    If the contract is owned by an entity engaged in a trade or business, there are Code provisions that impact the tax treatment of premiums, policy loan interest, contract earnings and death benefits. No deduction is permitted for premiums paid if the policyholder is a beneficiary under the contract. With limited exceptions, no deduction is allowed for interest paid or accrued on any loan. An interest deduction disallowance rule on interest relating to a different investment paid or incurred by the policyholder of a life insurance contract may also apply in the case of a contract insuring the life of an individual who is not an owner of the contract, or an officer, director, or employee of the policyholder’s business.

    There is a tax proposal pending that would include remove the exclusions and apply the interest deduction disallowance to all business-owned contracts.

    Under section 101(j) of the Code, death benefits may be subject to income tax unless (1) specified provisions relating to written notice to the insureds and written consent from the insureds are satisfied, and (2) criteria are satisfied concerning the relationship between the insured and policyholder or the insured and the death benefits. The policyholder is solely responsible for ensuring that these provisions are satisfied. The policyholder must also comply with required annual reporting and recordkeeping requirements as set forth by the Internal Revenue Service. In addition, for certain corporate policyholders, the death benefits and contract earnings may be subject to tax under the corporate alternative minimum tax.

Modified Endowment Contracts

General

     The premiums paid into a life insurance contract are required to be tested under the “ 7-pay test” of Code section 7702A to determine if the contract will be classified as a modified endowment contract (“MEC”). Under this test, there is a premium limit that applies for the first 7 years of the contract and for 7 years after a material change to the contract.

    If the contract is classified as a MEC, there is no change to the contractual terms of the policy; however, the tax treatment of loans, distributions and decreases is changed. For a MEC, loans and other distributions are taxed to the extent of gain (the excess of cash value over premiums paid).

    There are situations in which a MEC may be intended by the policyholder. In these cases, the policyholder will be required to sign an acknowledgement of intended MEC status either at issue or when the contract becomes classified as a MEC.

    We will monitor premium payments to determine if the premium paid will exceed the MEC limit in effect at the time of the premium payment. Unless the contract is already a MEC and the policyholder has consented to MEC status, if a payment does exceed the limit and applying it to the contract would MEC status, we will remove the excess premium to reverse MEC status and offer the policyholder the opportunity to have the excess amounts reapplied. Premiums paid which are removed from the contract, with interest within 60 days after the end of the contract year are not treated as premiums paid and will not cause MEC status. If the policyholder chooses to have the premiums reapplied during the same contract year and the contract becomes a MEC, the MEC status cannot be reversed. A life insurance contract received in exchange for a MEC will be treated as a MEC.

Reduction in Benefits During the First Seven Years

    If during the first seven contract years there is a reduction in death benefits or reduction or elimination of certain other riders, the MEC test is recalculated assuming the lowered death benefits. This recalculation is retroactive back to the beginning of the contract and each premium actually paid is tested against the recalculated limit. For a contract with two insureds in which the death benefit is payable upon the death of the last insured, a reduction in death benefits at any time during the life of the contract will cause a retroactive recalculation of the MEC test back to issue and actual premiums paid will be tested against the recalculated limit. A contract that becomes a MEC due to a reduction in benefits and a recalculation cannot have MEC status reversed.

Distributions Affected

    If a contract fails the MEC test, it is considered a MEC only as to distributions in the year in which the test is failed and all subsequent contract years. In addition, distributions made within the two years prior to MEC status are treated as being made in anticipation of MEC status and are considered distributions under a MEC and are taxable in the year the contract becomes a MEC.

Penalty Tax

    Any amounts taxable from a MEC will be subject to an additional 10% excise tax, except for distributions that are:

made on or after the taxpayer attains age 59½
attributable to the taxpayer’s disability (within the meaning of Code section 72(m)(7)); or
part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his beneficiary.

Material Change Rules

    Any determination of whether the contract meets satisfied the MEC test will begin again any time the contract undergoes a “material change,” which includes any increase in death benefits or any increase in or addition of a qualified additional benefit, except for an increase that is attributable to premiums paid “necessary to fund” the lowest death benefit and qualified additional benefits payable in the first seven contract years or to the crediting of interest or dividends with respect to these premiums.

    A material change may occur at any time during the life of the contract (within the first seven years or thereafter), and future taxation of distributions or loans would depend upon whether the contract satisfied the MEC test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.

Serial Purchase of MECs

    All MECs issued by the same insurer (or affiliated companies of the insurer) to the same policyholder within the same calendar year will be treated as one MEC in determining the taxable portion of any loans or distributions made to the policyholder.

Limitations on Mortality and Expense Charges

    The Code imposes limitations on mortality and expense charges in the computation of the definition of life insurance tests and in the MEC test. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the contract, unless U.S. Treasury regulations prescribe a different limitation. In addition, the expense charges taken into account under the Guideline Premium Test are required to be reasonable, as defined by the U.S. Treasury regulations. We will comply with the requirements in calculating all of the applicable tax limitations.

Qualified Plans

    A contract may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, you should not use the contract in conjunction with a qualified plan until you have consulted a pension, tax or legal advisor. If this contract is used in this connection, we are specifically not the plan administrator or trustee and we are not providing any guidance or assistance regarding any qualified plan rules.

Diversification Regulations

    Code section 817(h) requires that all contracts be adequately diversified. Treasury regulations define the requirements and generally permit these requirements to be satisfied using separate accounts with separate funds or series of a fund, each of which meets the requirements. The regulations generally require that, on the last day of each calendar quarter the assets of the separate accounts or series be invested in no more than:

55% in any one investment
70% in any two investments
80% in any three investments
90% in any four investments

    A “look-through” rule applies to treat a pro rata portion of each asset of a series as an asset of the Separate Account; therefore, each series will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

    We intend to comply with the Diversification Regulations to assure that the contracts qualify as life insurance contracts for federal income tax purposes.

Owner/Investor Control

    The Treasury Department has indicated that the Diversification Regulations do not provide exclusive guidance regarding the circumstances under which policyholder control of the investments of the Separate Account will cause the policyholder to be treated as the owner of the assets of the Separate Account, thereby resulting in current taxation of contract earnings. It is also critical that the insurance company and not the policyholder have control of the assets held in the separate accounts. A policyholder can allocate Account Values from one fund of the separate account to another but cannot direct the investments each fund makes. If a policyholder has too much “investor control” of the assets supporting the separate account funds, then the policyholder may be taxed on the gain in the contract as it is earned rather than when it is withdrawn.

    In 2003, the IRS issued Revenue Ruling 2003-91 that indicated that if the number of underlying mutual funds available in a variable insurance contract does not exceed 20, the number of underlying mutual funds alone would not cause the contract to not qualify for the desired tax treatment. The guidance also stated that exceeding 20 investment options may be considered a factor, along with other factors, including the number of transfer opportunities available under the contract, when determining whether the contract qualifies for the desired tax treatment. The Revenue Ruling did not indicate any specific number of underlying mutual funds that would cause the contract to not provide the desired tax treatment but stated that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.

    The Revenue Ruling considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the policyholders could exercise over the investment assets held by the insurance company under the variable contracts was not sufficient to cause the policyholders to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under this contract, like those described in the Revenue Ruling, there is no arrangement, plan, contract, or agreement between the policyholders and us regarding the availability of a particular investment option and, other than the policyholder’s right to allocate premium payments and transfer funds among the available investment options, all investment decisions concerning the investment options will be made by us or an advisor in its sole and absolute discretion.

    At this time, it cannot be determined whether additional guidance will be provided on this issue and what standards may be contained in such guidance. Should the there be any additional rules or regulations on this issue, including guidance limiting the number of underlying mutual funds, transfers between or among underlying mutual funds, exchanges of underlying mutual funds or changes in investment objectives of underlying mutual funds such that the contract would no longer qualify for tax deferred treatment, we reserve the right to modify the contract to the extent required to maintain favorable tax treatment. Please note that this contract may offer more than 20 investment options; however, we believe that this fact alone does not indicate that the investor control requirements have been violated.

Change or Assignment of Ownership, Exchange of Policies or Change of Insured

    Changing the policyholder or the insured or an exchange or assignment of the contract may have tax consequences depending on the circumstances. A change of insured under the same contract is treated as if the contract was fully surrendered and a new contract with a new insured was acquired. Any gain in the contract at the time of the change of insured is taxable income at that time. For exchanges in which the identity of the insured is not changed, Code section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, long-term care contract, or for an annuity contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the policies relate to the same insured. At the time of the exchange, the policy is generally treated as newly issued and is subject to tax rules in place at the time of the exchange. If the surrendered contract is subject to a contract loan and the newly acquired contract is not subject to the same loan, this may be treated as the receipt of money on the exchange. To qualify under section 1035, the contract proceeds must be transferred directly from one insurer to another insurer. We recommend that any person contemplating such actions seek the advice of a legal or tax advisor.

Other Taxes

    A life insurance contract may also raise issues concerning federal estate, gift and generation skipping taxes, state and local estate, inheritance and other taxes. We do not make any representations regarding the tax consequences with respect to these types of taxes.

Withholding and Information Reporting

    We are required to file information returns with the Internal Revenue Service and state taxation or revenue authorities in the event that there is a distribution from your contract that may have tax consequences and in certain other circumstances. In order to comply with our requirements, from time to time, we request that the policyholder provide certain information, including social security number or tax identification number and current address.

    We are also required to withhold federal income taxes on the taxable portion of any amounts received under the contract unless you elect to not have any withholding or in certain other circumstances. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. Special withholding rules apply to payments made to nonresident aliens. You are liable for payment of federal income taxes on the taxable portion of any amounts received under the contract. You may be subject to penalties if your withholding or estimated tax payments are insufficient. Certain states also require withholding of state income taxes on the taxable portion of amounts received. State laws differ regarding the procedure by which these amounts are computed and the extent to which a policyholder can elect out of withholding.

    In 2004, the Department of Treasury ruled that income received by residents of Puerto Rico under a life insurance contract issued by a United States company is U.S.-source income that is subject to United States Federal income tax. This ruling is also understood to apply to other nonresident alien policyholders.

Phoenix Life – Legal Proceedings

    We are regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming us as a defendant ordinarily involves our activities as an insurer, employer, investor or investment advisor. It is not feasible to predict or determine the ultimate outcome of all legal or arbitration proceedings or to provide reasonable ranges of potential losses. Based on current information, we believe that the outcomes of our litigation and arbitration matters are not likely, either individually or in the aggregate, to have a material adverse effect on our financial condition. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation and arbitration, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operations or cash flows in particular quarterly or annual periods.

    State regulatory bodies, the SEC, the Financial Industry Regulatory Authority (“FINRA”), the IRS and other regulatory bodies regularly make inquiries of us and, from time to time, conduct examinations or investigations concerning our compliance with laws and regulations related to, among other things, our insurance and broker-dealer subsidiaries, securities offerings and registered products. We endeavor to respond to such inquiries in an appropriate way and to take corrective action if warranted.

    Regulatory actions may be difficult to assess or quantify, may seek recovery of indeterminate amounts, including punitive and treble damages, and the nature and magnitude of their outcomes may remain unknown for substantial periods of time. It is not feasible to predict or determine the ultimate outcome of all pending inquiries, investigations, legal proceedings and other regulatory actions, or to provide reasonable ranges of potential losses. Based on current information, we believe that the outcomes of our regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on our financial condition. However, given the large or indeterminate amounts sought in certain of these actions and the inherent unpredictability of regulatory matters, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operation or cash flows in particular quarterly or annual periods.

Financial Statements

    The financial statements of Phoenix Life Variable Universal Life Account as of December 31, 2010, and the results of its operations and the changes in its net assets for each of the periods indicated and the consolidated financial statements of Phoenix Life Insurance Company as of December 31, 2010 and 2009, and for each of the three years in the period ended December 31, 2010 are contained in the Statement of Additional Information (“SAI”), which you can get free of charge by calling the toll free number given on page one by writing to us at Phoenix Variable Products Mail Operations, P.O. Box 8027, Boston MA 02266-8027, or by visiting our website www.phoenixwm.com. In addition, the SAI is available on the SEC’s website at www.sec.gov. The consolidated financial statements of Phoenix Life Insurance Company included herein should be considered only as bearing upon the ability of Phoenix Life Insurance Company to meet its obligations under the policies. You should not consider them as bearing on the investment performance of the assets held in the Separate Account or on Guaranteed Interest Account rates that we credit during a guarantee period.

Distribution of Policies

    The Company has appointed 1851 Securities, Inc. (“1851”) to serve as the principal underwriter and distributor of the securities offered through this prospectus, pursuant to the terms of a distribution agreement. 1851, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies. The Company or an affiliate reimburses 1851 for expenses 1851 incurs in distributing the policies (e.g., commissions payable to retail broker-dealers who sell the policies). 1851 does not retain any fees under the policies; however, 1851 may receive 12b-1 fees from the underlying funds.

    1851’s principal executive offices are located at One American Row, PO Box 5056, Hartford, CT 06102-5056. 1851 is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of FINRA.

    1851 and the Company enter into selling agreements with broker-dealers who are registered with the SEC and are members of FINRA, and with entities that may offer the policies but are exempt from registration. Applications for the policy are solicited by registered representatives who are associated persons of such broker-dealer firms. Those representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products. The Company intends to offer the policy in all jurisdictions where it is licensed to do business and where the policy is approved. The policies are offered on a continuous basis.

    On September 15, 2010, 1851 became the principal underwriter and distributor for the SEC registered products.

Compensation

    Broker-dealers having selling agreements with 1851 and the Company are paid compensation for the promotion and sale of the policies. Registered representatives who solicit sales of the policy typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representatives. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor or disfavor one product provider over another product provider due to differing compensation rates.

    Compensation paid on the policies, as well as other incentives or payments, is not assessed as an additional direct charge to policy owners or the Separate Account. Instead, you pay for sales and distribution expenses through overall charges and fees assessed under your policy. For example, front end sales charges, per thousand sales loads, and /or any profits the Company may realize through assessing the mortality and expense risk charge under your policy may be used to pay for sales and distribution expenses. The Company may also pay for sales and distribution expenses out of any payments the Company or 1851 may receive from the Funds for providing administrative, marketing and other support and services to the Funds.

    The amount and timing of overall compensation, which includes both commissions and the additional compensation as outlined below, may vary depending on the selling and other agreements in place. The additional compensation or reimbursement we pay to certain broker-dealers may be paid in the form of flat fees. However, these payments may be represented as a percentage of expected premium payments. Sales commissions will be paid to registered representatives on purchase payments we receive under these policies. The Company will pay up to a maximum total sales commission of up to 115% of target premium payments in the first policy year, up to 20% of excess target premium payments in the first policy year, up to 20% of target premium payments in the following policy years, and asset based fees of up to 0.25% of policy value in the following policy years.

Percentage of Premium Payment

    We generally pay compensation as a percentage of premium payments invested in the policy (“commissions”). The amount of commissions we pay may vary depending on the selling agreement.

Promotional Incentives and Payments

    To the extent permitted by FINRA rules and other applicable laws and regulations, 1851 may pay or allow other promotional incentives or payments in the firm of cash or other compensation.

APPENDIX A – Investment Options

    Please note: This information is intended to provide a brief summary of each fund’s investment objective and advisor information. For more detailed information regarding each fund you should consult the fund prospectus which can be found on our website, www.phoenixwm.com, or requested by writing to us at PO Box 8027, Boston, MA 02266-8027 or calling 1-800-541-0171. Not all funds listed here may be currently offered or available with your product. Please refer to the footnotes below and page one of your product prospectus for a list of the funds available with your product.

Fund Name	Investment Objective	Investment Advisor / Subadvisor
Alger Capital Appreciation Portfolio[1,2]	Long term capital appreciation	Fred Alger Management, Inc.
AllianceBernstein VPS Balanced Wealth Strategy Portfolio	To maximize total return consistent with the Adviser’s determination of reasonable risk	AllianceBernstein L.P.
Calvert VP S&P MidCap 400 Index Portfolio	Seeks investment results that correspond to the total return performance of U.S. common stock, as represented by the S&P MidCap 400 Index	Calvert Investment Management, Inc.[3]
		Subadvisor:	Summit Investment Partners, Inc.
DWS Equity 500 Index VIP	Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index, which emphasizes stocks of large US companies	Deutsche Investment Management Americas Inc.
		Subadvisor:	Northern Trust Investments, Inc.
DWS Small Cap Index VIP	Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies	Deutsche Investment Management Americas Inc.
		Subadvisor:	Northern Trust Investments, Inc.
Federated Fund for U.S. Government Securities II	Current income by investing primarily in U.S. government and government agency securities and mortgage-backed securities.	Federated Investment Management Company
Federated High Income Bond Fund II	High current income by investing in high yield, lower rated corporate bonds	Federated Investment Management Company
Federated Prime Money Fund II	Current income consistent with stability of principal and liquidity	Federated Investment Management Company
Fidelity® VIP Contrafund® Portfolio	Long-term capital appreciation	Fidelity Management & Research Company
		Subadvisor:	FMR Co., Inc.
Fidelity® VIP Growth Opportunities Portfolio	Capital growth	Fidelity Management & Research Company
		Subadvisor:	FMR Co., Inc.
Fidelity® VIP Growth Portfolio	Capital appreciation	Fidelity Management & Research Company
		Subadvisor:	FMR Co., Inc.
Fidelity® VIP Investment Grade Bond Portfolio	As high a level of current income as is consistent with the preservation of capital	Fidelity Management & Research Company
		Subadvisor:	Fidelity Investments Money Management, Inc.
Franklin Flex Cap Growth Securities Fund	Capital appreciation	Franklin Advisers, Inc.
Franklin Income Securities Fund	Maximize income while maintaining prospects for capital appreciation	Franklin Advisers, Inc.
Ibbotson Aggressive Growth ETF Asset Allocation Portfolio	Capital appreciation	ALPS Advisors, Inc.
		Subadvisor:	Ibbotson Associates, Inc.
Ibbotson Balanced ETF Asset Allocation Portfolio	Capital appreciation and some current income	ALPS Advisors, Inc.
		Subadvisor:	Ibbotson Associates, Inc.
Ibbotson Growth ETF Asset Allocation Portfolio	Capital appreciation	ALPS Advisors, Inc.
		Subadvisor:	Ibbotson Associates, Inc.
Ibbotson Income and Growth ETF Asset Allocation Portfolio	Current income and capital appreciation	ALPS Advisors, Inc.
		Subadvisor:	Ibbotson Associates, Inc.
Invesco V.I. Capital Appreciation Fund	Long term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Core Equity Fund[1,2]	Long term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Mid Cap Core Equity Fund[1,2]	Long term growth of capital	Invesco Advisers, Inc.
Invesco Van Kampen V.I. Equity and Income Fund[4]	Capital appreciation and current income	Invesco Advisers, Inc.[8]
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio[1,2]	Long term capital appreciation	Lazard Asset Management LLC
Lord Abbett Series Fund Bond Debenture Portfolio	High current income and the opportunity for capital appreciation to produce a high total return	Lord, Abbett & Co. LLC
Lord Abbett Series Fund Growth and Income Portfolio	Long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
Lord Abbett Series Fund Mid-Cap Value Portfolio	Capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace	Lord, Abbett & Co. LLC
Mutual Shares Securities Fund	Capital appreciation with income as a secondary goal	Franklin Mutual Advisers, LLC

A-1

Fund Name	Investment Objective	Investment Advisor / Subadvisor
Neuberger Berman Advisors Management Trust Guardian Portfolio	Long term growth of capital; current income is a secondary goal	Neuberger Berman Management LLC
		Subadvisor:	Neuberger Berman LLC
Neuberger Berman Advisors Management Trust Small Cap Growth Portfolio	Long term capital growth; the Portfolio Manager also may consider a company’s potential for current income prior to selecting it for the Fund.	Neuberger Berman Management LLC
		Subadvisor:	Neuberger Berman LLC
Oppenheimer Capital Appreciation Fund/VA	Seeks capital appreciation by investing in securities of well-known, established companies	OppenheimerFunds, Inc.
Oppenheimer Global Securities Fund/VA	Seeks long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers,, “growth-type” companies, cyclical industries and special situations that are considered to have appreciation possibilities	OppenheimerFunds, Inc.
Oppenheimer Main Street Small- & Mid-Cap Fund® / VA5	Capital appreciation	OppenheimerFunds, Inc.
PIMCO VIT CommodityRealReturn® Strategy Portfolio	Seeks maximum real return consistent with prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income instruments.	Pacific Investment Management Company LLC
PIMCO VIT Real Return Portfolio	Seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the US and no-US governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.	Pacific Investment Management Company LLC
PIMCO VIT Total Return Portfolio	Seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities.	Pacific Investment Management Company LLC
Rydex|SGI VT U.S. Long Short Momentum Fund[1,2]	Seeks long-term capital appreciation.	Security Global Investors
Rydex VT Inverse Government Long Bond Strategy Fund[1,2]	Seeks to provide total returns that inversely correlate to the price movements of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument on a daily basis. The Fund’s current benchmark is the daily price movement of the Long Treasury Bond.	Security Global Investors
Rydex VT Nova Fund[1,2]	Seeks to provide investment results that match the performance of its benchmark on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P 500 Index.	Security Global Investors
Sentinel Variable Products Balanced Fund	Seeks a combination of growth of capital and current income, with relatively low risk and relatively low fluctuations in value	Sentinel Asset Management, Inc.
Sentinel Variable Products Bond Fund	Seeks high current income while seeking to control risk	Sentinel Asset Management, Inc.
Sentinel Variable Products Common Stock Fund	Seeks a combination of growth of capital, current income, growth of income and relatively low risk as compared with the stock market as a whole	Sentinel Asset Management, Inc.
Sentinel Variable Products Mid Cap Fund	Seeks growth of capital	Sentinel Asset Management, Inc.
Sentinel Variable Products Small Company Fund	Seeks growth of capital	Sentinel Asset Management, Inc.
Templeton Developing Markets Securities Fund	Long-term capital appreciation	Templeton Asset Management Ltd.
Templeton Foreign Securities Fund	Long-term capital growth	Templeton Investment Counsel, LLC
Templeton Growth Securities Fund	Long-term capital growth	Templeton Global Advisors Limited
Virtus Capital Growth Series	Long-term growth of capital.	Virtus Investment Advisers, Inc.
		Subadvisor:	SCM Advisors LLC
Virtus Growth & Income Series	Capital appreciation and current income	Virtus Investment Advisers, Inc.
Virtus Multi-Sector Fixed Income Series	Long-term total return	Virtus Investment Advisers, Inc.
		Subadvisor:	Goodwin Capital Advisers, Inc.

A-2

Fund Name	Investment Objective	Investment Advisor / Subadvisor
Virtus Small-Cap Growth Series	Long-term capital growth	Virtus Investment Advisers, Inc.
		Subadvisor:	Kayne Anderson Rudnick Investment Management LLC
Virtus Small-Cap Value Series	Long-term capital appreciation.	Virtus Investment Advisers, Inc.
		Subadvisor:	Kayne Anderson Rudnick Investment Management LLC
Virtus Strategic Allocation Series	High total return over an extended period of time consistent with prudent investment risk	Virtus Investment Advisers, Inc.
		Subadvisor(s):	Goodwin Capital Advisers, Inc. (fixed income portion) Virtus Investment Advisers, Inc. (equity portion)
Virtus International Series	High total return consistent with reasonable risk	Virtus Investment Advisers, Inc.
		Subadvisor:	Aberdeen Asset Management Inc.
Virtus Real Estate Securities Series	Capital appreciation and income with approximately equal emphasis	Virtus Investment Advisers, Inc.
		Subadvisor:	Duff & Phelps Investment Management Company
Wanger International	Long-term growth of capital	Columbia Wanger Asset Management, L.L.C..
Wanger International Select	Long-term growth of capital	Columbia Wanger Asset Management, L.L.C.
Wanger Select	Long-term growth of capital	Columbia Wanger Asset Management, L.L.C.
Wanger USA	Long-term growth of capital	Columbia Wanger Asset Management, L.L.C..
[1]	This fund was closed to new investors on May 1, 2006.
[2]	Contract/policy owners who had value allocated to a fund before its applicable closure date, the following restrictions apply: (1) only regular premium payments are allowed into the fund; (2) no transfers from other funds are allowed into the fund; (3) existing allocation percentages may only be reduced and the fund may not be added to an allocation schedule; (4) existing DCA percentages may only be reduced and the fund may not be added to a DCA allocation schedule; and (5) existing rebalancing percentages may only be reduced and the fund may not be added to the rebalancing allocation schedule.
[3]	Investment Adviser name change effective April 30, 2011. Previously known as Calvert Asset Management Company, Inc. Growth ETF Asset Allocation Portfolio. Investment Adviser change effective the same date from Phoenix Variable Advisors, Inc. to ALPS Advisors, Inc.
[4]	Name change effective June 1, 2010. Previously known as Van Kampen UIF Equity and Income Portfolio. Investment Adviser change effective the same date from Morgan Stanley Investment Management Inc. to Invesco Advisers, Inc.
[5]	Name change effective April 30, 2011. Previously known as Oppenheimer Main Street Small-Cap Fund®/VA.

A-3

Phoenix Life Insurance Company
PO Box 22012
Albany, NY 12201-2012

Additional information about the Phoenix Joint Edge® VUL (the “Policy”) and the Phoenix Life Variable Universal Life Account (the “Separate Account”) is contained in the Statement of Additional Information (“SAI”) dated April 29, 2011, which has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this prospectus.

The SAI, personalized illustrations of death benefits, cash surrender values and cash values are available, without charge, upon request. Inquiries and requests for the SAI and other requests should be directed in writing to Phoenix Variable Products Mail Operations, PO Box 8027, Boston, Massachusetts 02266-8027, or by telephone (800) 541-0171 or, you can download copies from The Phoenix Companies, Inc. web site: phoenixwm.com.

Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. Reports and other information about the Separate Account are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC Public Reference Section, 100 F Street, NE, Room 1580, Washington, D.C. 20549.

Phoenix Life Insurance Company

A member of The Phoenix Companies, Inc.

phoenixwm.com

08JE

Investment Company Act File No. 811-04721

L4951PR2©2011 The Phoenix Companies, Inc.

4/11

Part B

PART B

Phoenix Joint Edge® VUL

Phoenix Life Variable Universal Life Account

Issued By: Phoenix Life Insurance Company

STATEMENT OF ADDITIONAL INFORMATION	April 29, 2011

Flexible Premium Fixed and Variable Universal Life Insurance Policy

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus, dated April 29, 2011. You may obtain a copy of the prospectus without charge by contacting Phoenix Life Insurance Company (“Phoenix”) at the address or telephone number below or by visiting our website at www.phoenixwm.com. Terms used in the current prospectus are incorporated in this SAI.

If you have any questions, please contact us at our Main Administrative Office:

Phoenix Variable Products Mail Operations (“VPMO”)	Tel. (800) 541-0171
PO Box 8027
Boston, Massachusetts 02266-8027

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Phoenix Life Insurance Company

Phoenix Life Insurance Company (“Phoenix”) sells variable life insurance and annuity products to individual and institutional customers. Phoenix is organized as a New York stock company. It was incorporated in the State of Connecticut on May 1, 1851, and then changed its domicile to the State of New York on July 1, 1992. Phoenix is a wholly-owned subsidiary of The Phoenix Companies, Inc., a publicly traded Delaware corporation. Our executive and administrative office is at One American Row, Hartford, CT 06102-5056. Our New York principal office is at 31 Tech Valley Drive, East Greenbush, New York 12061.

The Separate Account

Phoenix established the Phoenix Life Variable Universal Life Account (“Separate Account”) as a separate account under New York insurance law on June 17, 1985. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) under which it meets the definition of a “separate account.”

The Separate Account purchases shares in mutual funds called “underlying funds.” The Separate Account is divided into sections called “investment options.” There is a corresponding investment option for each underlying fund in which the Separate Account invests. You do not invest directly in the underlying funds. Instead, the account value you allocate to the Separate Account purchases “units” of the Separate Account. The units are allocated to the investment option of your choice. Each time you buy units of the Separate Account, the Separate Account purchases shares of the corresponding underlying fund. The value of your units will vary. Please refer to “Determination of Investment Option Values” located in this section for more details on unit values.

The shares of the underlying funds are not offered for sale to the general public. The underlying funds are used exclusively in variable life insurance and annuity products. The underlying funds will perform differently than mutual funds offered to the general public because the underlying funds may not make the same investments or have the same charges as mutual funds available to the general public.

Phoenix does not guarantee the investment performance of the Separate Account or any of its investment options. The policy value allocated to the Separate Account depends on the investment performance of the underlying funds. As policy owner, you bear the full investment risk for all monies invested in the Separate Account.

All income, gains or losses, credited to or charged against the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of Phoenix’ other assets. The assets of the Separate Account may not be used to pay liabilities of Phoenix other than those arising from the variable life insurance policies issued by the Separate Account.

Reinvestment and Redemption

All dividend distributions of a fund are automatically reinvested in shares of the fund at their net asset value on the date of distribution; any capital gains distributions of a fund are likewise reinvested at the net asset value on the record date. Phoenix redeems fund shares at their net asset value to the extent necessary to make payments under the policy.

Substitution of Investments

We reserve the right to make additions to, deletions from, or substitutions for the investments held by the Separate Account, subject to compliance with the law as currently applicable or as subsequently changed.

If the shares of any of the portfolios of a fund should no longer be available for investment, or, if in our judgment, further investment in shares of any of the portfolios becomes inappropriate in view of the objectives of the policy, then we may substitute shares of another fund for shares already purchased, or to be purchased in the future. No substitution of fund shares held by the Separate Account may take place without prior approval of the SEC and prior notice to you. In the event of a substitution, you will be given the option of transferring the policy value from the affected investment option to another investment option without penalty.

Determination of Investment Option Values

We establish the unit value of each investment option on the first valuation date of that investment option. The unit value of an investment option on any other valuation date is determined by multiplying the unit value of that investment option on the previous valuation date by the net investment factor for that investment option for the then current valuation period. The unit value of each investment option on a day other than a valuation date is the unit value on the next valuation date. Unit values are carried to six decimal places. The unit value of each investment option on a valuation date is determined at the end of that day.

The net investment factor for each investment option is determined by the investment performance of the assets held by the investment option during the valuation period. Each valuation will follow applicable law and accepted procedures. The net investment factor is determined by the formula:

(A) + (B)	– (D) where:
(C)
(A) =	the value of the assets in the investment option on the current valuation date, including accrued net investment income and realized and unrealized capital gains and losses, but excluding the net value of any transactions during the current valuation period.

(B) =	the amount of any dividend (or, if applicable, any capital gain distribution) received by the investment option if the “ex-dividend” date for shares of the fund occurs during the current valuation period.

(C) =	the value of the assets in the investment option as of the prior valuation date, including accrued investment income and realized and unrealized capital gains and losses, and including the value of all transactions during the valuation period ending on that date.

2

(D) =	Any charges for taxes on income and capital gains plus charges for changes in tax reserves for the current valuation period, per $1 of assets in the investment option.

These charges will only be deducted if, in the future, the Separate Account becomes liable for them.

The number of units credited to an investment option of the Separate Account will be determined by dividing the portion of the net premium applied to that investment option by the unit value of the investment option on the payment date.

Underwriter

1851 Securities, Inc. (“1851”) is the principal underwriter and national distributor for the policies pursuant to an underwriting agreement dated November 1, 2000. 1851 is an affiliated subsidiary of both the Separate Account and Phoenix.

1851 Securities, as underwriter, offers these contracts on a continuous basis. 1851 Securities is not compensated for any underwriting commissions. All underwriting commissions costs are borne directly by Phoenix. 1851’s principal business address is One American Row, Hartford, CT 06102-5056.

Services

Servicing Agent

Between January 1, 2010 and November 19, 2010, the Phoenix Edge Series Fund reimbursed Phoenix Life Insurance Company for various shareholder services provided by the Variable Product Operations area, located at 31 Tech Valley Drive, East Greenbush, NY 12061. The Phoenix Edge Series Fund is an open-end management investment company with many separate series. Shares of the fund are not directly offered to the public, but through variable life policies and variable annuities issued by PHL Variable Insurance Company, Phoenix Life Insurance Company and Phoenix Life and Annuity Company. Effective November 5, 2010, the Phoenix Edge Series Fund changed its name to Virtus Variable Insurance Trust (“Trust”). The functions performed include investor inquiry support, shareholder trading, confirmation of investment activity, quarterly statement processing and Web trading. The total administrative service fees paid by the Trust for the last three fiscal years were based on a percentage of the Trust’s average daily net assets as follows:

Year Ended December 31,	Fee Paid by the Trust
2008	$1.3 Million
2009	$1.7 Million
Through November 19, 2010	$9,153,887.54

Between November 20, 2010 and December 31, 2010, the Trust reimbursed Phoenix Life Insurance Conmpany $812,855.08.

Other Service Providers

Under an Administrative and Accounting Services Agreement between BNY Mellon (“BNY Mellon”) (formerly PNC Global Investment Servicing ) and the Company, BNY Mellon provides certain services related to the Separate Account. These services include computing investment option unit value for each

Investment option of the Separate Account on each valuation date, preparing annual financial statements for the Separate Account, filing the Separate Account annual reports on Form N-SAR with the SEC, and maintaining certain books and records required by law on behalf of the Separate Account. The Company pays BNY Mellon fees for these services. The total fee includes a flat annual charge per investment option, an annual base fee for the company and its affiliates utilizing the services, and license and service fees for certain software used in providing the services. During the last three fiscal years, the Company and insurance company affiliates of the Company have paid BNY Mellon the fees listed below for services provided to the Separate Account, other separate accounts of the Company, and separate accounts of insurance company affiliates of the Company.

Year Ended December 31,	Fee Paid
2008	$511,823.50
2009	$547,748.18
2010	$543,217.79

Under a contract with Phoenix Ibbotson Associates provides certain asset allocation services, including a risk tolerance questionnaire to assist the policy owner, for use in conjunction with the policy. For these services, PLIC pays Ibbotson an annual flat fee. The fees paid for the last three fiscal years follow:

Year Ended December 31,	Fee Paid
2008	$ 70,000
2009	$125,000
2010	$ 0

Under a contract with PLIC, Tata Consulting Services augments our U.S. based staff in processing premium payments, investment option transfers, asset allocation changes, changes of address, and issuance of new variable annuity business. The fees paid for these services for the last three fiscal years follow:

Year Ended December 31,	Fee Paid
2008	$355,003.04
2009	$173,379.90
2010	$ 0

Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company (collectively the “Phoenix Companies”) have entered into an agreement with Alliance-One Services, Inc., 8616 Freeport Parkway, Irving, Texas 75063 (“Alliance-One”) wherein Alliance-One has agreed to provide the Phoenix Companies with claim processing services.

Alliance-One began providing claim processing services to the Phoenix Companies during the 2008 calendar year. The fees below were paid during the last three fiscal years for such services.

Year Ended December 31,	Fee Paid
2008	$42,500
2009	$97,504
2010	$50,568

3

Information Sharing Agreements

Phoenix has entered into information sharing agreements with the underlying funds as required by Rule 22c-2 of the Investment Company Act of 1940. The purpose of the information sharing is to monitor and, if necessary, warn and restrict policy owners who may be engaging in disruptive trading practices as determined by Phoenix or the underlying funds in accordance with their established policies.

Performance History/Calculation of Yield and Return

For detailed performance history, please visit our website at www.phoenixwm.com. The rates of return shown are not an estimate nor are they a guarantee of future performance. The performance history shown is solely for the underlying investment portfolios. They do not illustrate how actual performance will affect the benefits under your policy because they do not account for any of the charges and deductions that apply to your policy value.

Yield of the Federated Prime Money Fund II 1. We calculate the yield of the Federated Prime Money Fund II for a 7-day “base period” by determining the “net change in value” of a hypothetical pre-existing account. We assume the hypothetical account had an initial balance of one share of the series at the beginning of the base period. We then determine what the value of the hypothetical account would have been at the end of the 7-day base period. We assume no policy charges were deducted from the hypothetical account. The end value minus the initial value gives us the net change in value for the hypothetical account. The net change in value can then be divided by the initial value giving us the base period return (one week’s return). To find the equivalent annual return we multiply the base period return by 365/7. The equivalent effective annual yield differs from the annual return because we assume all returns are reinvested in the investment option. We carry results to the nearest hundredth of one percent.

[1]	The Phoenix Money Market Series was liquidated on or about January 22, 2010 and replaced by the Federated Prime Money Fund II.

Example Calculation:

The following example of a return/yield calculation for the Federated Prime Money Fund II is based on the 7-day period ending December 31, 2010:

Value of hypothetical pre-existing account with exactly one unit at the beginning of the period:	$1.000000
Value of the same account (excluding capital changes) at the end of the 7-day period:	1.000000
Calculation:
Ending account value	1.000000
Less beginning account value	1.000000
Net change in account value	0.000000
Base period return: (adjusted change/beginning account value)	0.000000
Current annual yield = return x (365/7) =	0.00%
Effective annual yield = [(1 + return)365/7 ] – 1 =	0.00%

The current yield and effective yield information will fluctuate. Yield and return information may not provide a suitable basis for comparison with bank deposits or other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies, due to charges which will be deducted on the Separate Account level.

Total Return: We will usually advertise the average annual total return for an investment option calculated for one year, three years, five years, ten years and since the inception date of the underlying portfolio. We assume the reinvestment of all distributions at net asset value but do not account for the deduction of any of the daily or monthly charges made under the policy.

Performance is the compounded return for the time period indicated, net of all fund level fees. Returns for the periods greater than one year are annualized. Performance does not include the effects of product charges, including any or all of the following: issue, sales and tax charges; mortality and expense risk fees; cost of insurance charges; administrative and transfer fees; and surrender charges. If these charges were reflected in these returns, performance would be significantly lower than shown. Please obtain a personalized illustration by contacting your registered representative. The illustration will show all applicable charges deducted, including the cost of insurance.

Since investment option performance fluctuates, the policy value, when redeemed, may be worth more or less than the original cost. Withdrawals will affect the policy value and death benefit. You may obtain a copy of the most up-to-date performance numbers from your registered representative.

We may include information about a series’ or an advisor’s investment strategies and management style in advertisements, sales literature and other communications. An advisor may alter investment strategies and style in response to changing market and economic conditions. A fund may advertise all or part of a series’ portfolio holdings, including holdings in specific industries. A fund may also separately illustrate the income and capital gains portions of a series’ total return. A fund may also advertise performance by dividing returns into equity and debt components.

A series may compare its returns to any of a number of well-known benchmarks of market performance; including, but not limited to:

The Dow Jones Industrial AverageSM (“DJIA”)

CS First Boston High Yield Index

Citigroup Salomon Brothers Corporate Index

Citigroup Salomon Brothers Government Bond Index

Standard & Poor’s 500 Index® (“S&P 500”)

Each investment option may include its yield and total return in advertisements or communications with current or prospective policy owners. Each investment option may also include in such advertisements, its ranking or comparison to similar mutual funds by such organizations as:

Lipper Analytical Services

Morningstar, Inc.

Thomson Financial

4

A fund may also compare a series’ performance to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in such publications as:

Barron’s

Business Week

Changing Times

Consumer Reports

Financial Planning

Financial Services Weekly

Forbes

Fortune

Investor’s Business Daily

Money

The New York Times

Personal Investor

Registered Representative

U.S. News and World Report

The Wall Street Journal

DJIA is an unweighted index of 30 industrial “blue chip” U.S. stocks. It is the oldest continuing U.S. market index. The 30 stocks now in the DJIA are both widely-held and a major influence in their respective industries. The average is computed in such a way as to preserve its historical continuity and account for such factors as stock splits and periodic changes in the components of the index. The editors of The Wall Street Journal select the component stocks of the DJIA.

The S&P 500 is a free float market capitalization weighted index composed of 500 stocks chosen for market size, liquidity, and industry group representation. It is one of the most widely used indicators of U.S. stock market performance. The composition of the S&P 500 changes from time to time. Standard & Poor’s Index Committee makes all decisions about the S&P 500.

Weighted and unweighted indexes: A market-value, or capitalization, weighted index uses relative market value (share price multiplied by the number of shares outstanding) to “weight” the influence of a stock’s price on the index. Simply put, larger companies’ stock prices influence the index more than smaller companies’ stock prices. An unweighted index (such as the DJIA) uses stock price alone to determine the index value. A company’s relative size has no bearing on its impact on the index.

The funds’ annual reports, available upon request and without charge, contain a discussion of the performance of the funds and a comparison of that performance to a securities market index. You may obtain an Annual Report by contacting your registered representative or VULA at the address and telephone number on page one.

Additional Information about Charges

Reduction in Charges

We may reduce or eliminate the mortality and expense risk charge, monthly administrative charge, monthly cost of insurance charges, surrender charges or other charges normally assessed where we expect that factors below will result in savings of sales, underwriting, administrative or other costs.

Eligibility for the amount of these reductions will be determined by a number of factors including:

❖	the number of insureds,

❖	total premiums expected to be paid,

❖	total assets under management for the policyowner,

❖	the nature of the relationship among individual insureds,

❖	the purpose for which the policies are being purchased,

❖

where there is a preexisting relationship with us, such as being an employee of Phoenix or its affiliates and their spouses; or employees or agents who retire from Phoenix or its affiliates or 1851, or its affiliates or registered representatives of the principal underwriter and registered representatives of broker-dealers with whom 1851 has selling agreements,

❖	internal transfers from other policies or contracts issued by the company or an affiliate, or making transfers of amounts held under qualified plans sponsored by the company or an affiliate, and

❖	other circumstances which in our opinion are rationally related to the expected reduction in expenses.

Any variations in the charge structure will be determined in a uniform manner, reflecting differences in costs of services and not unfairly discriminatory to policyholders.

Safekeeping of the Separate Account’s Assets

We hold the assets of the Separate Account separate and apart from our General Account. We maintain records of all purchases and redemptions of fund shares.

State Regulation

We are subject to the provisions of the New York insurance laws applicable to life insurance companies and to regulation and supervision by the New York Superintendent of Insurance. We also are subject to the applicable insurance laws of all the other states and jurisdictions in which we do insurance business.

State regulation of Phoenix includes certain limitations on investments we may make, including investments for the Separate Account and the Guaranteed Interest Account. State regulation does not include any supervision over the Separate Account’s investment policies.

Reports

We will provide all policy owners with all reports required by the 1940 Act and related regulations or by any other applicable law or regulation.

Experts

The financial statements of Phoenix Life Variable Universal Life Account as of December 31, 2010 and the results of its

5

operations and the changes in its net assets for each of the periods indicated and the consolidated financial statements of Phoenix Life Insurance Company as of December 31, 2010 and 2009, and for each of the three years in the period ended December 31, 2010 included in this Prospectus and in this Statement of Additional Information have been so included in reliance on the reports (of which Phoenix Life Insurance

Company’s report contains an explanatory paragraph relating to the fact that subsequent to the first quarter of 2009 Phoenix Life Insurance Company has had minimal sales of life and annuity) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

6

ANNUAL REPORT

PHOENIX LIFE VARIABLE

UNIVERSAL LIFE ACCOUNT

December 31, 2010

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2010

	Alger Capital Appreciation Portfolio – Class I-2 Shares	Anchor Series Trust Capital Appreciation Portfolio – Class 1	Anchor Series Trust Government and Quality Bond Portfolio – Class 1	Anchor Series Trust Growth and Income Portfolio – Class 1
Assets:

Investments at fair value	$7,050,571	$2,676,315	$310,523	$239,994

Total assets	7,050,571	2,676,315	310,523	239,994

Liabilities:
Payable to Phoenix Life Insurance Company	-	-	-	-

Total net assets	$7,050,571	$2,676,315	$310,523	$239,994

Units outstanding	7,099,043	21,127	5,721	5,671

Investment shares held	135,172	72,873	20,604	29,994
Investments at cost	$3,489,768	$2,373,723	$296,711	$361,218

Unit value (accumulation)
Corporate Edge, and Phoenix Executive VUL®	$1.44
Estate Edge®	$0.96
Estate Strategies	$-
Executive Benefit VUL	$-
Flex Edge, Flex Edge Success® Individual Edge® and Joint Edge®	$0.98
ICAP+		$126.55	$54.39	$42.24
Phoenix Benefit Choice VULSM	$-
Phoenix Express VUL®	$-
Phoenix Joint Edge® VUL	$-
The Phoenix Edge®	$-
The Phoenix Edge®—SPVL	$1.39
RSVP Variable Life		$134.61	$37.25	$43.38

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2010

(Continued)

	Anchor Series Trust Growth Portfolio – Class 1	Anchor Series Trust Money Market Portfolio – Class 1	Anchor Series Trust Multi-Asset Portfolio – Class 1	Anchor Series Trust Natural Resources Portfolio – Class 1
Assets:

Investments at fair value	$1,539,011	$495,311	$2,014,998	$858,948

Total assets	1,539,011	495,311	2,014,998	858,948

Liabilities:
Payable to Phoenix Life Insurance Company	-	-	-	-

Total net assets	$1,539,011	$495,311	$2,014,998	$858,948

Units outstanding	14,632	20,313	43,779	7,635

Investment shares held	74,119	495,311	330,302	20,054
Investments at cost	$1,980,291	$495,311	$3,401,853	$570,047

Unit value (accumulation)
ICAP+	$105.88	$24.71	$46.03	$112.94
RSVP Variable Life	$69.81	$19.89	$45.93	$107.02

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2010

(Continued)

	Anchor Series Trust Strategic Multi-Asset Portfolio – Class 1	Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares	DWS Equity 500 Index VIP – Class A	DWS Small Cap Index VIP – Class A
Assets:

Investments at fair value	$1,522,075	$612,008	$31,847,370	$466,733

Total assets	1,522,075	612,008	31,847,370	466,733

Liabilities:
Payable to Phoenix Life Insurance Company	-	-	-	-

Total net assets	$1,522,075	$612,008	$31,847,370	$466,733

Units outstanding	28,792	515,037	24,223,259	401,054

Investment shares held	198,529	8,949	2,418,175	37,609
Investments at cost	$1,788,661	$457,603	$29,864,339	$361,281

Unit value (accumulation)
Corporate Edge, and Phoenix Executive VUL®		$1.21	$1.36	$1.19
Estate Edge®		$1.18	$1.26	$1.16
Estate Strategies		$-	$1.31	$-
Executive Benefit VUL		$-	$1.36	$-
Flex Edge, Flex Edge Success® Individual Edge® and Joint Edge®		$1.18	$1.26	$1.16
ICAP+	$52.81
Phoenix Benefit Choice VULSM		$-	$0.92	$-
Phoenix Express VUL®		$-	$-	$-
Phoenix Joint Edge® VUL		$-	$-	$-
The Phoenix Edge®		$-	$1.30	$-
The Phoenix Edge®—SPVL		$1.21	$1.36	$1.19
RSVP Variable Life	$55.23

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2010

(Continued)

	Federated Fund for U.S. Government Securities II	Federated High Income Bond Fund II – Primary Shares	Federated Prime Money Fund II	Fidelity® VIP Contrafund® Portfolio – Service Class
Assets:

Investments at fair value	$26,057,557	$9,735,813	$47,068,713	$43,804,209

Total assets	26,057,557	9,735,813	47,068,713	43,804,209

Liabilities:
Payable to Phoenix Life Insurance Company	-	-	-	-

Total net assets	$26,057,557	$9,735,813	$47,068,713	$43,804,209

Units outstanding	15,805,356	5,445,725	47,409,893	30,581,044

Investment shares held	2,265,874	1,384,894	47,068,713	1,839,740
Investments at cost	$25,934,616	$9,955,578	$47,068,713	$46,568,419

Unit value (accumulation)
Corporate Edge, and Phoenix Executive VUL®	$1.65	$2.08	$1.00	$1.73
Estate Edge®	$1.64	$1.76	$0.99	$1.40
Estate Strategies	$1.50	$2.00	$1.00	$1.75
Executive Benefit VUL	$1.56	$-	$1.00	$1.83
Flex Edge, Flex Edge Success® Individual Edge® and Joint Edge®	$1.66	$1.76	$0.99	$1.42
Phoenix Benefit Choice VULSM	$1.17	$-	$1.00	$0.93
Phoenix Express VUL®	$-	$-	$-	$-
Phoenix Joint Edge® VUL	$1.16	$1.33	$1.00	$1.07
The Phoenix Edge®	$1.51	$1.84	$1.00	$1.64
The Phoenix Edge®—SPVL	$1.60	$1.97	$1.00	$1.82

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2010

(Continued)

	Fidelity® VIP Growth Opportunities Portfolio – Service Class	Fidelity® VIP Growth Portfolio – Service Class	Fidelity® VIP Investment Grade Bond Portfolio – Service Class	Franklin Income Securities Fund – Class 2
Assets:

Investments at fair value	$7,755,528	$10,389,941	$3,449,279	$4,946,166

Total assets	7,755,528	10,389,941	3,449,279	4,946,166

Liabilities:
Payable to Phoenix Life Insurance Company	-	-	-	-

Total net assets	$7,755,528	$10,389,941	$3,449,279	$4,946,166

Units outstanding	9,055,749	13,750,398	2,822,246	4,108,243

Investment shares held	433,512	280,886	270,957	333,750
Investments at cost	$6,635,575	$7,990,063	$3,361,919	$4,986,857

Unit value (accumulation)
Corporate Edge, and Phoenix Executive VUL®	$1.18	$0.91	$1.26	$1.25
Estate Edge®	$0.83	$0.73	$1.22	$1.20
Estate Strategies	$1.13	$1.03	$1.24	$-
Executive Benefit VUL	$-	$-	$-	$-
Flex Edge, Flex Edge Success® Individual Edge® and Joint Edge®	$0.83	$0.75	$1.22	$1.20
Phoenix Benefit Choice VULSM	$0.84	$0.85	$1.21	$1.08
Phoenix Express VUL®	$-	$-	$-	$-
Phoenix Joint Edge® VUL	$0.99	$-	$1.22	$1.15
The Phoenix Edge®	$-	$0.90	$-	$1.22
The Phoenix Edge®—SPVL	$1.18	$0.92	$1.26	$1.25

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2010

(Continued)

	Ibbotson Aggressive Growth ETF Asset Allocation Portfolio – Class II	Ibbotson Balanced ETF Asset Allocation Portfolio – Class II	Ibbotson Growth ETF Asset Allocation Portfolio – Class II	Ibbotson Income and Growth ETF Asset Allocation Portfolio – Class II
Assets:

Investments at fair value	$2,528,007	$6,117,966	$8,319,789	$5,205,818

Total assets	2,528,007	6,117,966	8,319,789	5,205,818

Liabilities:
Payable to Phoenix Life Insurance Company	-	-	-	-

Total net assets	$2,528,007	$6,117,966	$8,319,789	$5,205,818

Units outstanding	2,412,575	5,966,201	7,992,623	5,143,756

Investment shares held	273,002	601,569	862,154	489,269
Investments at cost	$2,438,679	$6,010,179	$8,087,677	$5,156,895

Unit value (accumulation)
Corporate Edge, and Phoenix Executive VUL®	$1.05	$1.03	$1.04	$1.01
Estate Edge®	$1.05	$1.03	$1.04	$1.01
Estate Strategies	$-	$-	$-	$-
Executive Benefit VUL	$-	$-	$-	$-
Flex Edge, Flex Edge Success® Individual Edge® and Joint Edge®	$1.05	$1.03	$1.04	$1.01
Phoenix Benefit Choice VULSM	$-	$-	$-	$-
Phoenix Express VUL®	$-	$-	$-	$-
Phoenix Joint Edge® VUL	$-	$-	$-	$-
The Phoenix Edge®	$-	$-	$-	$-
The Phoenix Edge®—SPVL	$1.05	$1.03	$1.04	$1.01

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2010

(Continued)

	Invesco V.I. Capital Appreciation Fund – Series I Shares	Invesco V.I. Core Equity Fund – Series I Shares	Invesco V.I. Mid Cap Core Equity Fund – Series I Shares	Invesco Van Kampen V.I. Equity and Income Fund – Class II
Assets:

Investments at fair value	$5,094,261	$2,133,661	$2,782,433	$1,226,530

Total assets	5,094,261	2,133,661	2,782,433	1,226,530

Liabilities:
Payable to Phoenix Life Insurance Company	-	-	-	-

Total net assets	$5,094,261	$2,133,661	$2,782,433	$1,226,530

Units outstanding	5,675,804	1,898,645	2,051,997	1,067,986

Investment shares held	218,639	78,936	224,571	87,298
Investments at cost	$4,484,937	$1,979,185	$3,000,683	$1,138,707

Unit value (accumulation)
Corporate Edge, and Phoenix Executive VUL®	$1.01	$1.16	$1.42	$1.19
Estate Edge®	$0.88	$1.12	$1.35	$1.14
Estate Strategies	$0.98	$-	$1.38	$-
Executive Benefit VUL	$1.01	$-	$-	$-
Flex Edge, Flex Edge Success® Individual Edge® and Joint Edge®	$0.89	$1.12	$1.35	$1.14
Phoenix Benefit Choice VULSM	$0.82	$-	$-	$-
Phoenix Express VUL®	$-	$-	$-	$-
Phoenix Joint Edge® VUL	$-	$-	$-	$-
The Phoenix Edge®	$-	$-	$1.37	$-
The Phoenix Edge®—SPVL	$1.01	$1.16	$1.42	$1.19

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2010

(Continued)

	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares	Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares	Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares	Lord Abbett Series Fund Mid Cap Value Portfolio – Class VC Shares
Assets:

Investments at fair value	$1,471,118	$5,455,295	$13,633,151	$5,723,222

Total assets	1,471,118	5,455,295	13,633,151	5,723,222

Liabilities:
Payable to Phoenix Life Insurance Company	-	-	-	-

Total net assets	$1,471,118	$5,455,295	$13,633,151	$5,723,222

Units outsanding	1,078,848	3,819,879	12,475,375	5,026,193

Investment shares held	133,254	457,275	573,544	345,606
Investments at cost	$1,981,009	$5,264,278	$14,929,838	$6,845,929

Unit value (accumulation)
Corporate Edge, and Phoenix Executive VUL®	$1.43	$1.49	$1.14	$1.19
Estate Edge®	$1.36	$1.42	$1.09	$1.13
Estate Strategies	$-	$1.46	$1.11	$-
Executive Benefit VUL	$-	$-	$-	$-
Flex Edge, Flex Edge Success® Individual Edge® and Joint Edge®	$1.36	$1.42	$1.09	$1.13
Phoenix Benefit Choice VULSM	$-	$1.25	$0.89	$0.97
Phoenix Express VUL®	$-	$-	$-	$-
Phoenix Joint Edge® VUL	$-	$1.28	$-	$1.15
The Phoenix Edge®	$-	$1.45	$1.11	$1.15
The Phoenix Edge®—SPVL	$1.43	$1.49	$1.14	$1.19

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2010

(Continued)

	Mutual Shares Securities Fund – Class 2	Neuberger Berman AMT Guardian Portfolio – S Class	Neuberger Berman AMT Small Cap Growth Portfolio – S Class	Oppenheimer Capital Appreciation Fund/VA – Service Shares
Assets:

Investments at fair value	$22,127,986	$2,573,467	$274,669	$1,276,745

Total assets	22,127,986	2,573,467	274,669	1,276,745

Liabilities:
Payable to Phoenix Life Insurance Company	-	-	-	-

Total net assets	$22,127,986	$2,573,467	$274,669	$1,276,745

Units outstanding	12,760,324	2,421,924	325,419	1,327,719

Investment shares held	1,387,334	136,597	22,403	31,927
Investments at cost	$21,149,874	$2,447,585	$229,088	$1,217,399

Unit value (accumulation)
Corporate Edge, and Phoenix Executive VUL®	$1.46	$1.10	$-	$1.00
Estate Edge®	$1.79	$1.06	$0.84	$0.96
Estate Strategies	$1.40	$1.08	$-	$-
Executive Benefit VUL	$1.46	$-	$-	$-
Flex Edge, Flex Edge Success® Individual Edge® and Joint Edge®	$1.76	$1.06	$0.84	$0.96
Phoenix Benefit Choice VULSM	$0.88	$0.98	$0.90	$-
Phoenix Express VUL®	$-	$-	$-	$-
Phoenix Joint Edge® VUL	$1.03	$1.07	$-	$-
The Phoenix Edge®	$1.64	$1.08	$-	$0.97
The Phoenix Edge®—SPVL	$1.51	$1.10	$0.87	$1.00

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2010

(Continued)

	Oppenheimer Global Securities Fund/VA – Service Shares	Oppenheimer Main Street Small Cap Fund®/VA – Service Shares	PIMCO CommodityReal Return® Strategy Portfolio – Advisor Class	PIMCO Real Return Portfolio – Advisor Class
Assets:

Investments at fair value	$1,504,794	$3,414,210	$4,443,569	$3,363,873

Total assets	1,504,794	3,414,210	4,443,569	3,363,873

Liabilities:
Payable to Phoenix Life Insurance Company	-	-	-	-

Total net assets	$1,504,794	$3,414,210	$4,443,569	$3,363,873

Units outstanding	1,424,042	3,394,655	3,940,557	2,595,439

Investment shares held	50,093	195,097	490,461	256,003
Investments at cost	$1,655,185	$3,031,616	$5,057,554	$3,252,899

Unit value (accumulation)
Corporate Edge, and Phoenix Executive VUL®	$1.09	$1.04	$1.17	$1.34
Estate Edge®	$1.05	$1.00	$1.12	$1.29
Estate Strategies	$-	$1.02	$1.15	$-
Executive Benefit VUL	$-	$-	$-	$-
Flex Edge, Flex Edge Success® Individual Edge® and Joint Edge®	$1.05	$1.00	$1.12	$1.29
Phoenix Benefit Choice VULSM	$0.96	$1.04	$1.02	$1.20
Phoenix Express VUL®	$-	$-	$-	$-
Phoenix Joint Edge® VUL	$-	$1.16	$0.83	$1.15
The Phoenix Edge®	$-	$1.01	$1.14	$1.31
The Phoenix Edge®—SPVL	$-	$1.04	$1.17	$1.34

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2010

(Continued)

	PIMCO Total Return Portfolio – Advisor Class	Rydex VT Inverse Government Long Bond Strategy Fund	Rydex VT Nova Fund	Rydex|SGI VT U.S. Long Short Momentum Fund
Assets:

Investments at fair value	$12,453,967	$107,517	$153,683	$844,326

Total assets	12,453,967	107,517	153,683	844,326

Liabilities:
Payable to Phoenix Life Insurance Company	-	-	-	-

Total net assets	$12,453,967	$107,517	$153,683	$844,326

Units outstanding	8,798,604	166,148	125,341	534,259

Investment shares held	1,124,004	7,592	2,098	65,963
Investments at cost	$11,932,466	$184,987	$139,468	$706,587

Unit value (accumulation)
Corporate Edge, and Phoenix Executive VUL®	$1.46	$0.67	$1.30	$1.68
Estate Edge®	$1.40	$0.63	$-	$1.58
Estate Strategies	$1.43	$-	$-	$-
Executive Benefit VUL	$1.46	$-	$-	$-
Flex Edge, Flex Edge Success® Individual Edge® and Joint Edge®	$1.40	$0.63	$1.23	$1.58
Phoenix Benefit Choice VULSM	$1.31	$-	$-	$-
Phoenix Express VUL®	$-	$-	$-	$-
Phoenix Joint Edge® VUL	$1.28	$-	$-	$-
The Phoenix Edge®	$1.42	$-	$-	$-
The Phoenix Edge®—SPVL	$1.46	$-	$-	$1.68

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2010

(Continued)

	Sentinel Variable Products Balanced Fund	Sentinel Variable Products Bond Fund	Sentinel Variable Products Common Stock Fund	Sentinel Variable Products Mid Cap Fund
Assets:

Investments at fair value	$570,242	$1,858,155	$5,540,274	$902,996

Total assets	570,242	1,858,155	5,540,274	902,996

Liabilities:
Payable to Phoenix Life Insurance Company	-	-	-	-

Total net assets	$570,242	$1,858,155	$5,540,274	$902,996

Units outstanding	553,211	1,507,330	5,583,982	980,499

Investment shares held	47,718	189,802	407,075	83,688
Investments at cost	$525,513	$1,927,577	$5,033,591	$932,873

Unit value (accumulation)
Corporate Edge, and Phoenix Executive VUL®	$1.06	$1.26	$1.02	$0.94
Estate Edge®	$1.03	$1.23	$0.99	$0.92
Estate Strategies	$1.04	$1.25	$1.00	$-
Executive Benefit VUL	$-	$-	$-	$-
Flex Edge, Flex Edge Success® Individual Edge® and Joint Edge®	$1.03	$1.23	$0.99	$0.92
Phoenix Benefit Choice VULSM	$-	$1.24	$1.01	$0.91
Phoenix Express VUL®	$-	$-	$-	$-
Phoenix Joint Edge® VUL	$-	$1.23	$1.07	$-
The Phoenix Edge®	$-	$-	$1.00	$-
The Phoenix Edge®—SPVL	$-	$1.26	$1.02	$0.94

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2010

(Continued)

	Sentinel Variable Products Small Company Fund	Templeton Developing Markets Securities Fund – Class 2	Templeton Foreign Securities Fund – Class 2	Templeton Growth Securities Fund – Class 2
Assets:

Investments at fair value	$1,744,372	$7,949,717	$15,478,927	$10,626,437

Total assets	1,744,372	7,949,717	15,478,927	10,626,437

Liabilities:
Payable to Phoenix Life Insurance Company	-	-	-	-

Total net assets	$1,744,372	$7,949,717	$15,478,927	$10,626,437

Units outstanding	1,661,985	2,246,256	9,560,746	6,391,854

Investment shares held	119,724	703,515	1,083,199	965,161
Investments at cost	$1,375,469	$7,692,506	$14,348,698	$10,550,549

Unit value (accumulation)
Corporate Edge, and Phoenix Executive VUL®	$1.08	$3.59	$1.54	$1.37
Estate Edge®	$1.05	$3.54	$1.55	$1.73
Estate Strategies	$1.06	$3.46	$1.55	$1.31
Executive Benefit VUL	$-	$-	$-	$-
Flex Edge, Flex Edge Success® Individual Edge® and Joint Edge®	$1.05	$3.54	$1.67	$1.70
Phoenix Benefit Choice VULSM	$1.07	$0.97	$0.91	$0.82
Phoenix Express VUL®	$-	$-	$-	$-
Phoenix Joint Edge® VUL	$1.18	$-	$1.02	$0.96
The Phoenix Edge®	$-	$3.53	$1.68	$1.30
The Phoenix Edge®—SPVL	$1.08	$3.59	$1.54	$1.36

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2010

(Continued)

	Virtus Capital Growth Series	Virtus Growth & Income Series	Virtus International Series	Virtus Multi-Sector Fixed Income Series
Assets:

Investments at fair value	$106,658,213	$66,304,522	$70,184,828	$45,984,741

Total assets	106,658,213	66,304,522	70,184,828	45,984,741

Liabilities:
Payable to Phoenix Life Insurance Company	-	-	-	-

Total net assets	$106,658,213	$66,304,522	$70,184,828	$45,984,741

Units outstanding	30,500,418	48,046,457	18,714,357	10,524,017

Investment shares held	7,269,932	5,173,164	4,266,800	4,814,732
Investments at cost	$133,508,916	$62,149,681	$59,405,575	$45,337,919

Unit value (accumulation)
Corporate Edge, and Phoenix Executive VUL®	$0.92	$1.24	$1.79	$2.06
Estate Edge®	$3.59	$1.35	$3.94	$4.73
Estate Strategies	$-	$1.19	$2.02	$1.98
Executive Benefit VUL	$-	$1.22	$-	$-
Flex Edge, Flex Edge Success® Individual Edge® and Joint Edge®	$3.59	$1.41	$3.94	$4.73
Phoenix Benefit Choice VULSM	$-	$-	$0.98	$1.32
Phoenix Express VUL®	$-	$-	$-	$-
Phoenix Joint Edge® VUL	$-	$1.05	$1.06	$1.34
The Phoenix Edge®	$3.86	$1.36	$4.20	$5.49
The Phoenix Edge®—SPVL	$0.63	$1.37	$1.72	$2.14

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2010

(Continued)

	Virtus Real Estate Securities Series	Virtus Small-Cap Growth Series	Virtus Small-Cap Value Series	Virtus Strategic Allocation Series
Assets:

Investments at fair value	$21,926,028	$29,052,796	$34,644,761	$47,046,846

Total assets	21,926,028	29,052,796	34,644,761	47,046,846

Liabilities:
Payable to Phoenix Life Insurance Company	-	-	-	-

Total net assets	$21,926,028	$29,052,796	$34,644,761	$47,046,846

Units outstanding	4,830,050	15,968,221	17,631,235	9,810,835

Investment shares held	862,267	2,194,197	2,810,782	3,850,632
Investments at cost	$15,827,865	$30,059,067	$34,839,931	$53,202,708

Unit value (accumulation)
Corporate Edge, and Phoenix Executive VUL®	$3.22	$1.94	$1.89	$1.49
Estate Edge®	$4.75	$1.81	$1.87	$5.02
Estate Strategies	$2.89	$1.87	$1.79	$1.42
Executive Benefit VUL	$3.01	$1.94	$1.86	$1.49
Flex Edge, Flex Edge Success® Individual Edge® and Joint Edge®	$4.75	$1.81	$2.02	$5.02
Phoenix Benefit Choice VULSM	$0.99	$0.76	$0.87	$1.06
Phoenix Express VUL®	$-	$-	$-	$-
Phoenix Joint Edge® VUL	$1.07	$-	$0.99	$-
The Phoenix Edge®	$4.96	$1.86	$1.77	$5.43
The Phoenix Edge®—SPVL	$3.17	$1.94	$1.86	$1.48

See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2010

(Continued)

	Wanger International	Wanger International Select	Wanger Select	Wanger USA
Assets:

Investments at fair value	$43,692,894	$9,522,534	$13,523,797	$48,177,109

Total assets	43,692,894	9,522,534	13,523,797	48,177,109

Liabilities:
Payable to Phoenix Life Insurance Company	-	-	-	-

Total net assets	$43,692,894	$9,522,534	$13,523,797	$48,177,109

Units outstanding	10,121,752	3,225,411	4,517,563	15,566,897

Investment shares held	1,208,321	512,792	466,499	1,422,832
Investments at cost	$27,604,470	$7,885,218	$7,736,698	$29,774,600

Unit value (accumulation)
Corporate Edge, and Phoenix Executive VUL®	$2.48	$1.90	$2.43	$2.23
Estate Edge®	$4.46	$2.78	$2.68	$3.15
Estate Strategies	$2.72	$2.16	$2.34	$1.85
Executive Benefit VUL	$2.82	$2.24	$2.53	$1.92
Flex Edge, Flex Edge Success® Individual Edge® and Joint Edge®	$4.46	$3.25	$3.38	$3.15
Phoenix Benefit Choice VULSM	$1.00	$0.91	$-	$1.07
Phoenix Express VUL®	$-	$-	$-	$-
Phoenix Joint Edge® VUL	$1.20	$1.01	$1.21	$-
The Phoenix Edge®	$4.65	$1.44	$2.32	$3.23
The Phoenix Edge®—SPVL	$2.57	$1.97	$2.43	$2.22

See Notes to Financial Statements

STATEMENTS OF OPERATIONS

For the period ended December 31, 2010

	Alger Capital Appreciation Portfolio – Class I-2 Shares	Anchor Series Trust Capital Appreciation Portfolio – Class 1	Anchor Series Trust Government and Quality Bond Portfolio – Class 1	Anchor Series Trust Growth and Income Portfolio – Class 1
Income:

Dividends	$30,717	$3,055	$13,146	$123
Expenses:
Mortality and expense fees	57,182	6,025	817	644
Administrative fees	-	4,639	646	433

Net investment income (loss)	(26,465)	(7,609)	11,683	(954)

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	960,954	(2,155)	125	1,343
Realized gain distributions	-	-	-	-

Realized gain (loss)	960,954	(2,155)	125	1,343

Change in unrealized appreciation (depreciation) during the year	(62,408)	493,791	2,492	23,715

Net increase (decrease) in net assets from operations	$872,081	$484,027	$14,300	$24,104

	Anchor Series Trust Growth Portfolio – Class 1	Anchor Series Trust Money Market Portfolio – Class 1	Anchor Series Trust Multi-Asset Portfolio – Class 1	Anchor Series Trust Natural Resources Portfolio – Class 1
Income:
Dividends	$10,348	$52	$27,440	$6,624
Expenses:
Mortality and expense fees	3,813	1,402	5,104	2,046
Administrative fees	2,959	980	3,912	1,387

Net investment income (loss)	3,576	(2,330)	18,424	3,191

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(43,805)	-	(162,076)	3,441
Realized gain distributions	-	-	-	47,673

Realized gain (loss)	(43,805)	-	(162,076)	51,114

Change in unrealized appreciation (depreciation) during the year	228,969	-	296,996	58,372

Net increase (decrease) in net assets from operations	$188,740	$(2,330)	$153,344	$112,677

See Notes to Financial Statements

STATEMENTS OF OPERATIONS

For the period ended December 31, 2010

(Continued)

	Anchor Series Trust Strategic Multi-Asset Portfolio – Class 1	Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares	DWS Equity 500 Index VIP – Class A	DWS Small Cap Index VIP – Class A
Income:

Dividends	$-	$4,231	$580,575	$3,637
Expenses:
Mortality and expense fees	3,770	3,869	111,511	2,371
Administrative fees	2,856	-	-	-

Net investment income (loss)	(6,626)	362	469,064	1,266

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	11,467	(53,321)	187,793	67,622
Realized gain distributions	-	-	-	-

Realized gain (loss)	11,467	(53,321)	187,793	67,622

Change in unrealized appreciation (depreciation) during the year	171,314	122,190	3,416,805	8,149

Net increase (decrease) in net assets from operations	$176,155	$69,231	$4,073,662	$77,037

	Federated Fund for U.S. Government Securities II	Federated High Income Bond Fund II – Primary Shares	Federated Prime Money Fund II	Fidelity® VIP Contrafund® Portfolio – Service Class
Income:
Dividends	$1,332,160	$772,687	$476	$442,911
Expenses:
Mortality and expense fees	200,749	68,804	344,919	320,215
Administrative fees	-	-	-	-

Net investment income (loss)	1,131,411	703,883	(344,443)	122,696

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	71,487	84,113	-	(2,359,733)
Realized gain distributions	-	-	-	18,326

Realized gain (loss)	71,487	84,113	-	(2,341,407)

Change in unrealized appreciation (depreciation) during the year	84,003	458,688	-	8,564,731

Net increase (decrease) in net assets from operations	$1,286,901	$1,246,684	$(344,443)	$6,346,020

See Notes to Financial Statements

STATEMENTS OF OPERATIONS

For the period ended December 31, 2010

(Continued)

	Fidelity® VIP Growth Opportunities Portfolio – Service Class	Fidelity® VIP Growth Portfolio – Service Class	Fidelity® VIP Investment Grade Bond Portfolio – Service Class	Franklin Income Securities Fund – Class 2
Income:

Dividends	$6,544	$16,326	$120,734	$282,492
Expenses:
Mortality and expense fees	49,800	73,855	25,777	33,478
Administrative fees	-	-	-	-

Net investment income (loss)	(43,256)	(57,529)	94,957	249,014

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(36,372)	274,516	28,839	6,375
Realized gain distributions	-	32,556	37,784	-

Realized gain (loss)	(36,372)	307,072	66,623	6,375

Change in unrealized appreciation (depreciation) during the year	1,550,603	1,860,137	61,440	243,041

Net increase (decrease) in net assets from operations	$1,470,975	$2,109,680	$223,020	$498,430

	Ibbotson Aggressive Growth ETF Asset Allocation Portfolio – Class II	Ibbotson Balanced ETF Asset Allocation Portfolio – Class II	Ibbotson Growth ETF Asset Allocation Portfolio – Class II	Ibbotson Income and Growth ETF Asset Allocation Portfolio – Class II
Income:
Dividends	$6,416	$39,437	$53,416	$24,978
Expenses:
Mortality and expense fees	2,041	5,119	6,164	4,613
Administrative fees	-	-	-	-

Net investment income (loss)	4,375	34,318	47,252	20,365

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	199	816	986	38
Realized gain distributions	-	-	-	-

Realized gain (loss)	199	816	986	38

Change in unrealized appreciation (depreciation) during the year	89,328	107,787	232,112	48,922

Net increase (decrease) in net assets from operations	$93,902	$142,921	$280,350	$69,325

See Notes to Financial Statements

STATEMENTS OF OPERATIONS

For the period ended December 31, 2010

(Continued)

	Invesco V.I. Capital Appreciation Fund – Series I Shares	Invesco V.I. Core Equity Fund – Series I Shares	Invesco V.I. Mid Cap Core Equity Fund – Series I Shares	Invesco Van Kampen V.I. Equity and Income Fund – Class II
Income:

Dividends	$35,928	$20,469	$14,879	$18,173
Expenses:
Mortality and expense fees	34,483	15,750	20,175	6,533
Administrative fees	-	-	-	-

Net investment income (loss)	1,445	4,719	(5,296)	11,640

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	12,817	6,613	(123,090)	8,093
Realized gain distributions	-	-	-	-

Realized gain (loss)	12,817	6,613	(123,090)	8,093

Change in unrealized appreciation (depreciation) during the year	630,686	166,672	468,892	96,834

Net increase (decrease) in net assets from operations	$644,948	$178,004	$340,506	$116,567

	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares	Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares	Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares	Lord Abbett Series Fund Mid Cap Value Portfolio – Class VC Shares
Income:
Dividends	$3,952	$329,824	$70,327	$20,791
Expenses:
Mortality and expense fees	11,682	41,538	94,320	38,573
Administrative fees	-	-	-	-

Net investment income (loss)	(7,730)	288,286	(23,993)	(17,782)

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(84,861)	58,236	(352,005)	(452,024)
Realized gain distributions	112,227	-	-	-

Realized gain (loss)	27,366	58,236	(352,005)	(452,024)

Change in unrealized appreciation (depreciation) during the year	275,198	281,563	2,364,592	1,624,391

Net increase (decrease) in net assets from operations	$294,834	$628,085	$1,988,594	$1,154,585

See Notes to Financial Statements

STATEMENTS OF OPERATIONS

For the period ended December 31, 2010

(Continued)

	Mutual Shares Securities Fund – Class 2	Neuberger Berman AMT Guardian Portfolio – S Class	Neuberger Berman AMT Small Cap Growth Portfolio – S Class	Oppenheimer Capital Appreciation Fund/VA – Service Shares
Income:

Dividends	$338,304	$7,384	$-	$-
Expenses:
Mortality and expense fees	159,647	17,922	1,400	7,333
Administrative fees	-	-	-	-

Net investment income (loss)	178,657	(10,538)	(1,400)	(7,333)

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(686,602)	237,106	2,416	53,383
Realized gain distributions	-	-	-	-

Realized gain (loss)	(686,602)	237,106	2,416	53,383

Change in unrealized appreciation (depreciation) during the year	2,683,008	170,949	23,236	78,962

Net increase (decrease) in net assets from operations	$2,175,063	$397,517	$24,252	$125,012

	Oppenheimer Global Securities Fund/VA – Service Shares	Oppenheimer Main Street Small Cap Fund®/VA – Service Shares	Phoenix Comstock Series	Phoenix Dynamic Asset Allocation Series: Aggressive Growth
Income:
Dividends	$15,715	$11,994	$318,915	$13,222
Expenses:
Mortality and expense fees	10,015	19,726	122,274	14,721
Administrative fees	-	-	-	-

Net investment income (loss)	5,700	(7,732)	196,641	(1,499)

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	1,580	15,830	(3,666,935)	(79,817)
Realized gain distributions	-	-	-	-

Realized gain (loss)	1,580	15,830	(3,666,935)	(79,817)

Change in unrealized appreciation (depreciation) during the year	187,752	603,417	5,678,864	293,391

Net increase (decrease) in net assets from operations	$195,032	$611,515	$2,208,570	$212,075

See Notes to Financial Statements

STATEMENTS OF OPERATIONS

For the period ended December 31, 2010

(Continued)

	Phoenix Dynamic Asset Allocation Series: Growth	Phoenix Dynamic Asset Allocation Series: Moderate	Phoenix Dynamic Asset Allocation Series: Moderate Growth	Phoenix Equity 500 Index Series
Income:

Dividends	$59,860	$59,214	$54,263	$378,185
Expenses:
Mortality and expense fees	47,428	32,757	34,059	165,080
Administrative fees	-	-	-	-

Net investment income (loss)	12,432	26,457	20,204	213,105

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(35,102)	(96,224)	(91,917)	(4,961,660)
Realized gain distributions	-	209,064	-	-

Realized gain (loss)	(35,102)	112,840	(91,917)	(4,961,660)

Change in unrealized appreciation (depreciation) during the year	715,410	182,906	527,352	7,240,922

Net increase (decrease) in net assets from operations	$692,740	$322,203	$455,639	$2,492,367

	Phoenix Mid-Cap Growth Series	Phoenix Mid-Cap Value Series	Phoenix Money Market Series	Phoenix Multi- Sector Short Term Bond Series
Income:
Dividends	$-	$69,024	$10,778	$516,371
Expenses:
Mortality and expense fees	136,777	143,830	24,456	51,814
Administrative fees	-	-	-	-

Net investment income (loss)	(136,777)	(74,806)	(13,678)	464,557

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(1,021,124)	1,370,877	-	478,670
Realized gain distributions	-	-	-	-

Realized gain (loss)	(1,021,124)	1,370,877	-	478,670

Change in unrealized appreciation (depreciation) during the year	4,771,180	2,739,803	-	(77,433)

Net increase (decrease) in net assets from operations	$3,613,279	$4,035,874	$(13,678)	$865,794

See Notes to Financial Statements

STATEMENTS OF OPERATIONS

For the period ended December 31, 2010

(Continued)

	PIMCO CommodityReal Return® Strategy Portfolio – Advisor Class	PIMCO Real Return Portfolio – Advisor Class	PIMCO Total Return Portfolio – Advisor Class	Rydex VT Inverse Government Long Bond Strategy Fund
Income:

Dividends	$547,216	$46,174	$318,025	$-
Expenses:
Mortality and expense fees	26,338	24,518	86,342	654
Administrative fees	-	-	-	-

Net investment income (loss)	520,878	21,656	231,683	(654)

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	1,242	33,443	421,431	(20,999)
Realized gain distributions	72,584	29,226	367,021	-

Realized gain (loss)	73,826	62,669	788,452	(20,999)

Change in unrealized appreciation (depreciation) during the year	263,530	156,639	(20,219)	2,283

Net increase (decrease) in net assets from operations	$858,234	$240,964	$999,916	$(19,370)

	Rydex VT Nova Fund	Rydex/SGI VT U.S. Long Short Momentum Fund	Sentinel Variable Products Balanced Fund	Sentinel Variable Products Bond Fund
Income:
Dividends	$291	$-	$8,850	$66,628
Expenses:
Mortality and expense fees	1,154	7,389	3,873	15,587
Administrative fees	-	-	-	-

Net investment income (loss)	(863)	(7,389)	4,977	51,041

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(386)	5,419	933	44,072
Realized gain distributions	-	-	-	90,908

Realized gain (loss)	(386)	5,419	933	134,980

Change in unrealized appreciation (depreciation) during the year	27,261	90,131	48,949	(20,352)

Net increase (decrease) in net assets from operations	$26,012	$88,161	$54,859	$165,669

See Notes to Financial Statements

STATEMENTS OF OPERATIONS

For the period ended December 31, 2010

(Continued)

	Sentinel Variable Products Common Stock Fund	Sentinel Variable Products Mid Cap Fund	Sentinel Variable Products Small Company Fund	Templeton Developing Markets Securities Fund – Class 2
Income:

Dividends	$67,717	$419	$835	$115,595
Expenses:
Mortality and expense fees	38,367	5,490	10,126	55,849
Administrative fees	-	-	-	-

Net investment income (loss)	29,350	(5,071)	(9,291)	59,746

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(14,089)	16,773	(12,118)	187,444
Realized gain distributions	-	-	-	-

Realized gain (loss)	(14,089)	16,773	(12,118)	187,444

Change in unrealized appreciation (depreciation) during the year	700,523	159,739	290,972	846,250

Net increase (decrease) in net assets from operations	$715,784	$171,441	$269,563	$1,093,440

	Templeton Foreign Securities Fund – Class 2	Templeton Global Asset Allocation Fund – Class 2	Templeton Growth Securities Fund – Class 2	Virtus Capital Growth Series
Income:
Dividends	$285,621	$22,153	$152,723	$422,342
Expenses:
Mortality and expense fees	113,117	1,881	83,097	801,236
Administrative fees	-	-	-	-

Net investment income (loss)	172,504	20,272	69,626	(378,894)

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(20,635)	(662,022)	(264,684)	(6,553,442)
Realized gain distributions	-	35,250	-	-

Realized gain (loss)	(20,635)	(626,772)	(264,684)	(6,553,442)

Change in unrealized appreciation (depreciation) during the year	862,097	634,953	830,178	20,000,718

Net increase (decrease) in net assets from operations	$1,013,966	$28,453	$635,120	$13,068,382

See Notes to Financial Statements

STATEMENTS OF OPERATIONS

For the period ended December 31, 2010

(Continued)

	Virtus Growth & Income Series	Virtus International Series	Virtus Multi-Sector Fixed Income Series	Virtus Real Estate Securities Series
Income:

Dividends	$316,116	$1,628,892	$3,020,770	$403,608
Expenses:
Mortality and expense fees	198,757	519,831	302,772	155,940
Administrative fees	-	-	-	-

Net investment income (loss)	117,359	1,109,061	2,717,998	247,668

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(129,033)	377,254	76,651	439,026
Realized gain distributions	-	-	-	-

Realized gain (loss)	(129,033)	377,254	76,651	439,026

Change in unrealized appreciation (depreciation) during the year	4,426,007	6,410,099	2,174,868	4,258,018

Net increase (decrease) in net assets from operations	$4,414,333	$7,896,414	$4,969,517	$4,944,712

	Virtus Small-Cap Growth Series	Virtus Small-Cap Value Series	Virtus Strategic Allocation Series	Wanger International
Income:
Dividends	$-	$146,465	$1,312,217	$987,540
Expenses:
Mortality and expense fees	75,203	108,930	363,104	311,003
Administrative fees	-	-	-	-

Net investment income (loss)	(75,203)	37,535	949,113	676,537

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(500,281)	(514,360)	(1,540,716)	1,723,908
Realized gain distributions	-	-	-	-

Realized gain (loss)	(500,281)	(514,360)	(1,540,716)	1,723,908

Change in unrealized appreciation (depreciation) during the year	2,058,565	2,930,985	5,950,664	6,339,459

Net increase (decrease) in net assets from operations	$1,483,081	$2,454,160	$5,359,061	$8,739,904

See Notes to Financial Statements

STATEMENTS OF OPERATIONS

For the period ended December 31, 2010

(Continued)

	Wanger International Select	Wanger Select	Wanger USA
Income:
Dividends	$114,944	$67,804	$-
Expenses:
Mortality and expense fees	63,871	83,060	347,912
Administrative fees	-	-	-

Net investment income (loss)	51,073	(15,256)	(347,912)

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(315,212)	451,251	2,275,947
Realized gain distributions	-	-	-

Realized gain (loss)	(315,212)	451,251	2,275,947

Change in unrealized appreciation (depreciation) during the year	1,983,529	2,419,431	7,262,351

Net increase (decrease) in net assets from operations	$1,719,390	$2,855,426	$9,190,386

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

	Alger Capital Appreciation Portfolio – Class I-2 Shares		Anchor Series Trust Capital Appreciation Portfolio – Class 1
	2010	2009	2010	2009
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(26,465)	$(56,272)	$(7,609)	$(8,551)
Realized gains (losses)	960,954	499,625	(2,155)	(20,867)
Unrealized appreciation (depreciation) during the year	(62,408)	2,569,714	493,791	641,572

Net increase (decrease) in net assets from operations	872,081	3,013,067	484,027	612,154

Contract transactions:
Payments received from contract owners	416,800	531,839	1,795	1,794
Transfers between Investment Options (including Guaranteed Interest Account), net	(1,150,761)	(613,913)	-	25,222
Transfers for contract benefits and terminations	(733,211)	(787,646)	(133,665)	(17,812)
Contract maintenance charges	(578,346)	(674,076)	(15,443)	(18,666)

Net increase (decrease) in net assets resulting from contract transactions	(2,045,518)	(1,543,796)	(147,313)	(9,462)

Total increase (decrease) in net assets	(1,173,437)	1,469,271	336,714	602,692

Net assets at beginning of period	8,224,008	6,754,737	2,339,601	1,736,909

Net assets at end of period	$7,050,571	$8,224,008	$2,676,315	$2,339,601

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

(Continued)

	Anchor Series Trust Government and Quality Bond Portfolio – Class 1		Anchor Series Trust Growth and Income Portfolio – Class 1
	2010	2009	2010	2009
Increase (decrease) in net assets from operations:
Net investment income (loss)	$11,683	$16,224	$(954)	$(47)
Realized gains (losses)	125	726	1,343	(6,468)
Unrealized appreciation (depreciation) during the year	2,492	(2,929)	23,715	63,952

Net increase (decrease) in net assets from operations	14,300	14,021	24,104	57,437

Contract transactions:
Payments received from contract owners	507	507	507	507
Transfers between Investment Options (including Guaranteed Interest Account), net	-	(55,136)	-	25,550
Transfers for contract benefits and terminations	(15,603)	(12,056)	(20,725)	(14,564)
Contract maintenance charges	(4,408)	(5,189)	(3,991)	(5,629)

Net increase (decrease) in net assets resulting from contract transactions	(19,504)	(71,874)	(24,209)	5,864

Total increase (decrease) in net assets	(5,204)	(57,853)	(105)	63,301

Net assets at beginning of period	315,727	373,580	240,099	176,798

Net assets at end of period	$310,523	$315,727	$239,994	$240,099

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

(Continued)

	Anchor Series Trust Growth Portfolio –Class 1		Anchor Series Trust Money Market Portfolio – Class 1
	2010	2009	2010	2009
Increase (decrease) in net assets from operations:
Net investment income (loss)	$3,576	$8,820	$(2,330)	$(3,103)
Realized gains (losses)	(43,805)	(62,087)	-	-
Unrealized appreciation (depreciation) during the year	228,969	469,746	-	-

Net increase (decrease) in net assets from operations	188,740	416,479	(2,330)	(3,103)

Contract transactions:
Payments received from contract owners	266	376	201	1,173
Transfers between Investment Options (including Guaranteed Interest Account), net	(108)	(68,750)	(208,343)	(6,997)
Transfers for contract benefits and terminations	(180,661)	(16,273)	(4,203)	(7,043)
Contract maintenance charges	(10,963)	(12,943)	(28,242)	(38,099)

Net increase (decrease) in net assets resulting from contract transactions	(191,466)	(97,590)	(240,587)	(50,966)

Total increase (decrease) in net assets	(2,726)	318,889	(242,917)	(54,069)

Net assets at beginning of period	1,541,737	1,222,848	738,228	792,297

Net assets at end of period	$1,539,011	$1,541,737	$495,311	$738,228

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

(Continued)

	Anchor Series Trust Multi-Asset Portfolio – Class 1		Anchor Series Trust Natural Resources Portfolio – Class 1
	2010	2009	2010	2009
Increase (decrease) in net assets from operations:
Net investment income (loss)	$18,424	$39,933	$3,191	$6,377
Realized gains (losses)	(162,076)	(169,235)	51,114	42,277
Unrealized appreciation (depreciation) during the year	296,996	539,258	58,372	236,526

Net increase (decrease) in net assets from operations	153,344	409,956	112,677	285,180

Contract transactions:
Payments received from contract owners	-	148	2,021	1,425
Transfers between Investment Options (including Guaranteed Interest Account), net	-	(185,398)	-	56,898
Transfers for contract benefits and terminations	(233,735)	(315,007)	(85,874)	(5,983)
Contract maintenance charges	(15,489)	(15,846)	(4,348)	(4,163)

Net increase (decrease) in net assets resulting from contract transactions	(249,224)	(516,103)	(88,201)	48,177

Total increase (decrease) in net assets	(95,880)	(106,147)	24,476	333,357

Net assets at beginning of period	2,110,878	2,217,025	834,472	501,115

Net assets at end of period	$2,014,998	$2,110,878	$858,948	$834,472

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

(Continued)

	Anchor Series Trust Strategic Multi-Asset Portfolio – Class 1		Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares
	2010	2009	2010	2009
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(6,626)	$74,899	$362	$1,831
Realized gains (losses)	11,467	(32,078)	(53,321)	(1,205)
Unrealized appreciation (depreciation) during the year	171,314	232,486	122,190	60,754

Net increase (decrease) in net assets from operations	176,155	275,307	69,231	61,380

Contract transactions:
Payments received from contract owners	19,347	5,461	22,703	9,620
Transfers between Investment Options (including Guaranteed Interest Account), net	-	(27,000)	261,120	252,391
Transfers for contract benefits and terminations	(105,571)	(46,203)	(141,092)	(7,680)
Contract maintenance charges	(15,220)	(16,926)	(31,565)	(16,656)

Net increase (decrease) in net assets resulting from contract transactions	(101,444)	(84,668)	111,166	237,675

Total increase (decrease) in net assets	74,711	190,639	180,397	299,055

Net assets at beginning of period	1,447,364	1,256,725	431,611	132,556

Net assets at end of period	$1,522,075	$1,447,364	$612,008	$431,611

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

(Continued)

	DWS Equity 500 Index VIP – Class A		DWS Small Cap Index VIP – Class A
	2010	2009	2010	2009
Increase (decrease) in net assets from operations:
Net investment income (loss)	$469,064	$686,675	$1,266	$7,354
Realized gains (losses)	187,793	(124,135)	67,622	38,270
Unrealized appreciation (depreciation) during the year	3,416,805	6,137,307	8,149	101,873

Net increase (decrease) in net assets from operations	4,073,662	6,699,847	77,037	147,497

Contract transactions:
Payments received from contract owners	1,155,438	1,886,246	26,670	31,191
Transfers between Investment Options (including Guaranteed Interest Account), net	16,391	(2,447,069)	(296,460)	205,751
Transfers for contract benefits and terminations	(2,055,117)	(1,377,484)	(46,033)	(13,985)
Contract maintenance charges	(1,539,891)	(1,500,561)	(21,954)	(36,351)

Net increase (decrease) in net assets resulting from contract transactions	(2,423,179)	(3,438,868)	(337,777)	186,606

Total increase (decrease) in net assets	1,650,483	3,260,979	(260,740)	334,103

Net assets at beginning of period	30,196,887	26,935,908	727,473	393,370

Net assets at end of period	$31,847,370	$30,196,887	$466,733	$727,473

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

(Continued)

	Federated Fund for U.S. Government Securities II		Federated High Income Bond Fund II – Primary Shares
	2010	2009	2010	2009
Increase (decrease) in net assets from operations:
Net investment income (loss)	$1,131,411	$1,404,865	$703,883	$749,220
Realized gains (losses)	71,487	124,193	84,113	(8,292)
Unrealized appreciation (depreciation) during the year	84,003	(96,996)	458,688	2,380,805

Net increase (decrease) in net assets from operations	1,286,901	1,432,062	1,246,684	3,121,733

Contract transactions:
Payments received from contract owners	2,355,194	3,800,941	536,906	826,132
Transfers between Investment Options (including Guaranteed Interest Account), net	(1,803,277)	(2,342,257)	513,849	791,144
Transfers for contract benefits and terminations	(3,547,903)	(5,823,563)	(1,076,031)	(1,090,352)
Contract maintenance charges	(2,458,484)	(2,988,366)	(560,905)	(530,564)

Net increase (decrease) in net assets resulting from contract transactions	(5,454,470)	(7,353,245)	(586,181)	(3,640)

Total increase (decrease) in net assets	(4,167,569)	(5,921,183)	660,503	3,118,093

Net assets at beginning of period	30,225,126	36,146,309	9,075,310	5,957,217

Net assets at end of period	$26,057,557	$30,225,126	$9,735,813	$9,075,310

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

(Continued)

	Federated Prime Money Fund II		Fidelity® VIP Contrafund® Portfolio – Service Class
	2010	2009	2010	2009
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(344,443)	$-	$122,696	$206,019
Realized gains (losses)	-	-	(2,341,407)	(6,392,532)
Unrealized appreciation (depreciation) during the year	-	-	8,564,731	18,361,152

Net increase (decrease) in net assets from operations	(344,443)	-	6,346,020	12,174,639

Contract transactions:
Payments received from contract owners	5,518,759	-	3,020,227	3,859,130
Transfers between Investment Options (including Guaranteed Interest Account), net	72,372,562	-	(1,109,011)	(4,351,847)
Transfers for contract benefits and terminations	(24,687,114)	-	(6,510,750)	(7,850,414)
Contract maintenance charges	(5,791,051)	-	(2,731,475)	(2,965,431)

Net increase (decrease) in net assets resulting from contract transactions	47,413,156	-	(7,331,009)	(11,308,562)

Total increase (decrease) in net assets	47,068,713	-	(984,989)	866,077

Net assets at beginning of period	-	-	44,789,198	43,923,121

Net assets at end of period	$47,068,713	$-	$43,804,209	$44,789,198

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

(Continued)

	Fidelity® VIP Growth Opportunities Portfolio – Service Class		Fidelity® VIP Growth Portfolio – Service Class
	2010	2009	2010	2009
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(43,256)	$(18,201)	$(57,529)	$(39,127)
Realized gains (losses)	(36,372)	(75,738)	307,072	(215,760)
Unrealized appreciation (depreciation) during the year	1,550,603	2,154,638	1,860,137	2,559,046

Net increase (decrease) in net assets from operations	1,470,975	2,060,699	2,109,680	2,304,159

Contract transactions:
Payments received from contract owners	1,104,254	1,268,649	792,289	1,016,331
Transfers between Investment Options (including Guaranteed Interest Account), net	65,614	48,275	(881,402)	(826,668)
Transfers for contract benefits and terminations	(654,067)	(503,524)	(1,333,674)	(991,188)
Contract maintenance charges	(799,496)	(741,998)	(777,674)	(879,809)

Net increase (decrease) in net assets resulting from contract transactions	(283,695)	71,402	(2,200,461)	(1,681,334)

Total increase (decrease) in net assets	1,187,280	2,132,101	(90,781)	622,825

Net assets at beginning of period	6,568,248	4,436,147	10,480,722	9,857,897

Net assets at end of period	$7,755,528	$6,568,248	$10,389,941	$10,480,722

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

(Continued)

	Fidelity® VIP Investment Grade Bond Portfolio – Service Class		Franklin Income Securities Fund – Class 2
	2010	2009	2010	2009
Increase (decrease) in net assets from operations:
Net investment income (loss)	$94,957	$209,383	$249,014	$222,838
Realized gains (losses)	66,623	21,393	6,375	(20,978)
Unrealized appreciation (depreciation) during the year	61,440	131,895	243,041	752,988

Net increase (decrease) in net assets from operations	223,020	362,671	498,430	954,848

Contract transactions:
Payments received from contract owners	422,490	434,624	443,553	429,756
Transfers between Investment Options (including Guaranteed Interest Account), net	580,117	1,048,709	744,443	886,428
Transfers for contract benefits and terminations	(771,639)	(309,870)	(383,886)	(324,540)
Contract maintenance charges	(349,776)	(321,445)	(348,454)	(283,951)

Net increase (decrease) in net assets resulting from contract transactions	(118,808)	852,018	455,656	707,693

Total increase (decrease) in net assets	104,212	1,214,689	954,086	1,662,541

Net assets at beginning of period	3,345,067	2,130,378	3,992,080	2,329,539

Net assets at end of period	$3,449,279	$3,345,067	$4,946,166	$3,992,080

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

(Continued)

	Ibbotson Aggressive Growth ETF Asset Allocation Portfolio – Class II		Ibbotson Balanced ETF Asset Allocation Portfolio – Class II
	2010	2009	2010	2009
Increase (decrease) in net assets from operations:
Net investment income (loss)	$4,375	$-	$34,318	$-
Realized gains (losses)	199	-	816	-
Unrealized appreciation (depreciation) during the year	89,328	-	107,787	-

Net increase (decrease) in net assets from operations	93,902	-	142,921	-

Contract transactions:
Payments received from contract owners	37,083	-	34,688	-
Transfers between Investment Options (including Guaranteed Interest Account), net	2,423,827	-	6,074,858	-
Transfers for contract benefits and terminations	(1,222)	-	(77,568)	-
Contract maintenance charges	(25,583)	-	(56,933)	-

Net increase (decrease) in net assets resulting from contract transactions	2,434,105	-	5,975,045	-

Total increase (decrease) in net assets	2,528,007	-	6,117,966	-

Net assets at beginning of period	-	-	-	-

Net assets at end of period	$2,528,007	$-	$6,117,966	$-

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

(Continued)

	Ibbotson Growth ETF Asset Allocation Portfolio – Class II		Ibbotson Income and Growth ETF Asset Allocation Portfolio – Class II
	2010	2009	2010	2009
Increase (decrease) in net assets from operations:
Net investment income (loss)	$47,252	$-	$20,365	$-
Realized gains (losses)	986	-	38	-
Unrealized appreciation (depreciation) during the year	232,112	-	48,922	-

Net increase (decrease) in net assets from operations	280,350	-	69,325	-

Contract transactions:
Payments received from contract owners	71,419	-	22,291	-
Transfers between Investment Options (including Guaranteed Interest Account), net	8,166,317	-	5,174,191	-
Transfers for contract benefits and terminations	(108,398)	-	(158)	-
Contract maintenance charges	(89,899)	-	(59,831)	-

Net increase (decrease) in net assets resulting from contract transactions	8,039,439	-	5,136,493	-

Total increase (decrease) in net assets	8,319,789	-	5,205,818	-

Net assets at beginning of period	-	-	-	-

Net assets at end of period	$8,319,789	$-	$5,205,818	$-

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

(Continued)

	Invesco V.I. Capital Appreciation Fund – Series I Shares		Invesco V.I. Core Equity Fund – Series I Shares
	2010	2009	2010	2009
Increase (decrease) in net assets from operations:
Net investment income (loss)	$1,445	$(4,992)	$4,719	$21,899
Realized gains (losses)	12,817	(83,084)	6,613	(44,235)
Unrealized appreciation (depreciation) during the year	630,686	990,689	166,672	514,171

Net increase (decrease) in net assets from operations	644,948	902,613	178,004	491,835

Contract transactions:
Payments received from contract owners	597,195	722,372	190,972	235,059
Transfers between Investment Options (including Guaranteed Interest Account), net	(175,124)	(285,917)	(119,045)	(69,709)
Transfers for contract benefits and terminations	(487,730)	(652,679)	(180,207)	(227,205)
Contract maintenance charges	(443,435)	(535,931)	(176,608)	(199,034)

Net increase (decrease) in net assets resulting from contract transactions	(509,094)	(752,155)	(284,888)	(260,889)

Total increase (decrease) in net assets	135,854	150,458	(106,884)	230,946

Net assets at beginning of period	4,958,407	4,807,949	2,240,545	2,009,599

Net assets at end of period	$5,094,261	$4,958,407	$2,133,661	$2,240,545

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

(Continued)

	Invesco V.I. Mid Cap Core Equity Fund – Series I Shares		Invesco Van Kampen V.I. Equity and Income Fund – Class II
	2010	2009	2010	2009
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(5,296)	$14,851	$11,640	$17,876
Realized gains (losses)	(123,090)	30,381	8,093	18,589
Unrealized appreciation (depreciation) during the year	468,892	750,715	96,834	146,327

Net increase (decrease) in net assets from operations	340,506	795,947	116,567	182,792

Contract transactions:
Payments received from contract owners	254,285	294,624	111,494	106,823
Transfers between Investment Options (including Guaranteed Interest Account), net	(232,326)	(503,168)	397,322	(90,934)
Transfers for contract benefits and terminations	(547,245)	(318,085)	(89,018)	(41,105)
Contract maintenance charges	(194,994)	(241,748)	(44,247)	(48,944)

Net increase (decrease) in net assets resulting from contract transactions	(720,280)	(768,377)	375,551	(74,160)

Total increase (decrease) in net assets	(379,774)	27,570	492,118	108,632

Net assets at beginning of period	3,162,207	3,134,637	734,412	625,780

Net assets at end of period	$2,782,433	$3,162,207	$1,226,530	$734,412

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

(Continued)

	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares		Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares
	2010	2009	2010	2009
Increase (decrease) in net assets from operations:

Net investment income (loss)	$(7,730)	$(9,500)	$288,286	$276,178
Realized gains (losses)	27,366	(80,791)	58,236	60,566
Unrealized appreciation (depreciation) during the year	275,198	618,312	281,563	1,054,822

Net increase (decrease) in net assets from operations	294,834	528,021	628,085	1,391,566

Contract transactions:
Payments received from contract owners	136,145	156,287	370,203	415,832
Transfers between Investment Options (including Guaranteed Interest Account), net	(185,459)	(89,768)	127,610	245,060
Transfers for contract benefits and terminations	(268,609)	(71,615)	(538,951)	(495,329)
Contract maintenance charges	(71,546)	(73,614)	(440,281)	(430,395)

Net increase (decrease) in net assets resulting from contract transactions	(389,469)	(78,710)	(481,419)	(264,832)

Total increase (decrease) in net assets	(94,635)	449,311	146,666	1,126,734

Net assets at beginning of period	1,565,753	1,116,442	5,308,629	4,181,895

Net assets at end of period	$1,471,118	$1,565,753	$5,455,295	$5,308,629

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

(Continued)

	Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares		Lord Abbett Series Fund Mid Cap Value Portfolio – Class VC Shares
	2010	2009	2010	2009
Increase (decrease) in net assets from operations:

Net investment income (loss)	$(23,993)	$29,360	$(17,782)	$(14,719)
Realized gains (losses)	(352,005)	(1,810,157)	(452,024)	(663,447)
Unrealized appreciation (depreciation) during the year	2,364,592	3,700,339	1,624,391	1,860,819

Net increase (decrease) in net assets from operations	1,988,594	1,919,542	1,154,585	1,182,653

Contract transactions:
Payments received from contract owners	1,511,898	1,837,102	384,807	522,811
Transfers between Investment Options (including Guaranteed Interest Account), net	(433,456)	(1,752,622)	74,129	(893,166)
Transfers for contract benefits and terminations	(1,344,265)	(2,009,992)	(876,056)	(525,188)
Contract maintenance charges	(1,215,395)	(1,384,195)	(354,692)	(400,985)

Net increase (decrease) in net assets resulting from contract transactions	(1,481,218)	(3,309,707)	(771,812)	(1,296,528)

Total increase (decrease) in net assets	507,376	(1,390,165)	382,773	(113,875)

Net assets at beginning of period	13,125,775	14,515,940	5,340,449	5,454,324

Net assets at end of period	$13,633,151	$13,125,775	$5,723,222	$5,340,449

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

(Continued)

	Mutual Shares Securities Fund – Class 2		Neuberger Berman AMT Guardian Portfolio – S Class
	2010	2009	2010	2009
Increase (decrease) in net assets from operations:

Net investment income (loss)	$178,657	$255,556	$(10,538)	$6,637
Realized gains (losses)	(686,602)	(4,112,812)	237,106	106,326
Unrealized appreciation (depreciation) during the year	2,683,008	8,782,603	170,949	677,973

Net increase (decrease) in net assets from operations	2,175,063	4,925,347	397,517	790,936

Contract transactions:
Payments received from contract owners	1,780,463	2,262,993	493,618	560,796
Transfers between Investment Options (including Guaranteed Interest Account), net	(1,193,338)	(1,903,992)	94,424	3,054,801
Transfers for contract benefits and terminations	(3,094,200)	(5,978,148)	(1,074,987)	(2,486,229)
Contract maintenance charges	(1,347,134)	(1,669,756)	(316,720)	(331,511)

Net increase (decrease) in net assets resulting from contract transactions	(3,854,209)	(7,288,903)	(803,665)	797,857

Total increase (decrease) in net assets	(1,679,146)	(2,363,556)	(406,148)	1,588,793

Net assets at beginning of period	23,807,132	26,170,688	2,979,615	1,390,822

Net assets at end of period	$22,127,986	$23,807,132	$2,573,467	$2,979,615

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

(Continued)

	Neuberger Berman AMT Small Cap Growth Portfolio – S Class		Oppenheimer Capital Appreciation Fund/VA – Service Shares
	2010	2009	2010	2009
Increase (decrease) in net assets from operations:

Net investment income (loss)	$(1,400)	$(660)	$(7,333)	$(5,688)
Realized gains (losses)	2,416	132	53,383	58,146
Unrealized appreciation (depreciation) during the year	23,236	24,672	78,962	262,142

Net increase (decrease) in net assets from operations	24,252	24,144	125,012	314,600

Contract transactions:
Payments received from contract owners	18,033	18,622	62,088	61,469
Transfers between Investment Options (including Guaranteed Interest Account), net	148,860	113,568	184,651	378,375
Transfers for contract benefits and terminations	(49,010)	(7,557)	(155,242)	(45,906)
Contract maintenance charges	(18,255)	(10,521)	(68,987)	(57,845)

Net increase (decrease) in net assets resulting from contract transactions	99,628	114,112	22,510	336,093

Total increase (decrease) in net assets	123,880	138,256	147,522	650,693

Net assets at beginning of period	150,789	12,533	1,129,223	478,530

Net assets at end of period	$274,669	$150,789	$1,276,745	$1,129,223

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

(Continued)

	Oppenheimer Global Securities Fund/VA – Service Shares		Oppenheimer Main Street Small Cap Fund®/ VA – Service Shares
	2010	2009	2010	2009
Increase (decrease) in net assets from operations:

Net investment income (loss)	$5,700	$11,868	$(7,732)	$(3,755)
Realized gains (losses)	1,580	(17,016)	15,830	(921,422)
Unrealized appreciation (depreciation) during the year	187,752	323,765	603,417	1,416,783

Net increase (decrease) in net assets from operations	195,032	318,617	611,515	491,606

Contract transactions:
Payments received from contract owners	167,621	163,756	386,189	439,506
Transfers between Investment Options (including Guaranteed Interest Account), net	328,269	(150,107)	470,079	(1,151,331)
Transfers for contract benefits and terminations	(163,282)	(121,079)	(178,773)	(165,690)
Contract maintenance charges	(138,830)	(125,972)	(266,789)	(228,393)

Net increase (decrease) in net assets resulting from contract transactions	193,778	(233,402)	410,706	(1,105,908)

Total increase (decrease) in net assets	388,810	85,215	1,022,221	(614,302)

Net assets at beginning of period	1,115,984	1,030,769	2,391,989	3,006,291

Net assets at end of period	$1,504,794	$1,115,984	$3,414,210	$2,391,989

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

(Continued)

	Phoenix Comstock Series		Phoenix Dynamic Asset Allocation Series: Aggressive Growth
	2010	2009	2010	2009
Increase (decrease) in net assets from operations:

Net investment income (loss)	$196,641	$279,040	$(1,499)	$21,715
Realized gains (losses)	(3,666,935)	(956,343)	(79,817)	(120,123)
Unrealized appreciation (depreciation) during the year	5,678,864	6,185,869	293,391	569,659

Net increase (decrease) in net assets from operations	2,208,570	5,508,566	212,075	471,251

Contract transactions:
Payments received from contract owners	1,161,496	1,783,003	271,434	394,037
Transfers between Investment Options (including Guaranteed Interest Account), net	(21,435,643)	1,647,812	(2,173,724)	235,011
Transfers for contract benefits and terminations	(2,812,874)	(4,678,878)	(320,567)	(322,503)
Contract maintenance charges	(1,152,366)	(1,506,784)	(209,118)	(230,400)

Net increase (decrease) in net assets resulting from contract transactions	(24,239,387)	(2,754,847)	(2,431,975)	76,145

Total increase (decrease) in net assets	(22,030,817)	2,753,719	(2,219,900)	547,396

Net assets at beginning of period	22,030,817	19,277,098	2,219,900	1,672,504

Net assets at end of period	$-	$22,030,817	$-	$2,219,900

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

(Continued)

	Phoenix Dynamic Asset Allocation Series: Growth		Phoenix Dynamic Asset Allocation Series: Moderate
	2010	2009	2010	2009
Increase (decrease) in net assets from operations:

Net investment income (loss)	$12,432	$97,641	$26,457	$63,465
Realized gains (losses)	(35,102)	(371,547)	112,840	(75,856)
Unrealized appreciation (depreciation) during the year	715,410	1,892,319	182,906	505,382

Net increase (decrease) in net assets from operations	692,740	1,618,413	322,203	492,991

Contract transactions:
Payments received from contract owners	697,249	917,454	393,381	310,530
Transfers between Investment Options (including Guaranteed Interest Account), net	(7,817,485)	37,225	(4,172,044)	1,156,354
Transfers for contract benefits and terminations	(946,063)	(412,838)	(567,007)	(1,057,184)
Contract maintenance charges	(615,366)	(729,363)	(387,649)	(440,363)

Net increase (decrease) in net assets resulting from contract transactions	(8,681,665)	(187,522)	(4,733,319)	(30,663)

Total increase (decrease) in net assets	(7,988,925)	1,430,891	(4,411,116)	462,328

Net assets at beginning of period	7,988,925	6,558,034	4,411,116	3,948,788

Net assets at end of period	$-	$7,988,925	$-	$4,411,116

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

(Continued)

	Phoenix Dynamic Asset Allocation Series: Moderate Growth		Phoenix Equity 500 Index Series
	2010	2009	2010	2009
Increase (decrease) in net assets from operations:

Net investment income (loss)	$20,204	$50,777	$213,105	$392,394
Realized gains (losses)	(91,917)	1,873	(4,961,660)	(2,946,355)
Unrealized appreciation (depreciation) during the year	527,352	494,863	7,240,922	8,094,769

Net increase (decrease) in net assets from operations	455,639	547,513	2,492,367	5,540,808

Contract transactions:
Payments received from contract owners	574,593	340,170	1,438,307	2,259,312
Transfers between Investment Options (including Guaranteed Interest Account), net	(4,705,622)	987,082	(26,809,875)	(2,798,026)
Transfers for contract benefits and terminations	(262,897)	(186,463)	(2,794,272)	(2,847,950)
Contract maintenance charges	(331,708)	(284,449)	(1,830,288)	(2,428,424)

Net increase (decrease) in net assets resulting from contract transactions	(4,725,634)	856,340	(29,996,128)	(5,815,088)

Total increase (decrease) in net assets	(4,269,995)	1,403,853	(27,503,761)	(274,280)

Net assets at beginning of period	4,269,995	2,866,142	27,503,761	27,778,041

Net assets at end of period	$-	$4,269,995	$-	$27,503,761

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

(Continued)

	Phoenix Mid-Cap Growth Series		Phoenix Mid-Cap Value Series
	2010	2009	2010	2009
Increase (decrease) in net assets from operations:

Net investment income (loss)	$(136,777)	$(150,972)	$(74,806)	$26,655
Realized gains (losses)	(1,021,124)	(797,866)	1,370,877	(384,560)
Unrealized appreciation (depreciation) during the year	4,771,180	6,127,847	2,739,803	6,430,099

Net increase (decrease) in net assets from operations	3,613,279	5,179,009	4,035,874	6,072,194

Contract transactions:
Payments received from contract owners	1,609,323	2,469,899	1,498,345	2,130,777
Transfers between Investment Options (including Guaranteed Interest Account), net	(23,071,005)	(1,171,338)	(26,238,340)	(1,143,479)
Transfers for contract benefits and terminations	(2,563,727)	(1,874,482)	(1,969,706)	(2,106,871)
Contract maintenance charges	(1,484,266)	(1,917,909)	(1,523,607)	(1,890,527)

Net increase (decrease) in net assets resulting from contract transactions	(25,509,675)	(2,493,830)	(28,233,308)	(3,010,100)

Total increase (decrease) in net assets	(21,896,396)	2,685,179	(24,197,434)	3,062,094

Net assets at beginning of period	21,896,396	19,211,217	24,197,434	21,135,340

Net assets at end of period	$-	$21,896,396	$-	$24,197,434

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

(Continued)

	Phoenix Money Market Series		Phoenix Multi-Sector Short Term Bond Series
	2010	2009	2010	2009
Increase (decrease) in net assets from operations:

Net investment income (loss)	$(13,678)	$(421,375)	$464,557	$442,020
Realized gains (losses)	-	6,930	478,670	(2,051,380)
Unrealized appreciation (depreciation) during the year	-	-	(77,433)	3,843,659

Net increase (decrease) in net assets from operations	(13,678)	(414,445)	865,794	2,234,299

Contract transactions:
Payments received from contract owners	331,306	8,548,021	267,505	679,103
Transfers between Investment Options (including Guaranteed Interest Account), net	(55,414,781)	21,255,325	(6,668,999)	(11,117,436)
Transfers for contract benefits and terminations	(960,032)	(30,066,771)	(2,030,276)	(1,622,174)
Contract maintenance charges	(433,892)	(7,614,362)	(394,879)	(506,873)

Net increase (decrease) in net assets resulting from contract transactions	(56,477,399)	(7,877,787)	(8,826,649)	(12,567,380)

Total increase (decrease) in net assets	(56,491,077)	(8,292,232)	(7,960,855)	(10,333,081)

Net assets at beginning of period	56,491,077	64,783,309	7,960,855	18,293,936

Net assets at end of period	$-	$56,491,077	$-	$7,960,855

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

(Continued)

	PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class		PIMCO Real Return Portfolio – Advisor Class
	2010	2009	2010	2009
Increase (decrease) in net assets from operations:

Net investment income (loss)	$520,878	$134,911	$21,656	$71,907
Realized gains (losses)	73,826	253,717	62,669	138,928
Unrealized appreciation (depreciation) during the year	263,530	505,611	156,639	282,463

Net increase (decrease) in net assets from operations	858,234	894,239	240,964	493,298

Contract transactions:
Payments received from contract owners	381,083	443,758	142,051	185,467
Transfers between Investment Options (including Guaranteed Interest Account), net	425,560	684,724	491,667	234,475
Transfers for contract benefits and terminations	(391,060)	(236,206)	(567,361)	(185,942)
Contract maintenance charges	(271,679)	(237,856)	(167,846)	(140,693)

Net increase (decrease) in net assets resulting from contract transactions	143,904	654,420	(101,489)	93,307

Total increase (decrease) in net assets	1,002,138	1,548,659	139,475	586,605

Net assets at beginning of period	3,441,431	1,892,772	3,224,398	2,637,793

Net assets at end of period	$4,443,569	$3,441,431	$3,363,873	$3,224,398

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

(Continued)

	PIMCO Total Return Portfolio – Advisor Class		Rydex VT Inverse Government Long Bond Strategy Fund
	2010	2009	2010	2009
Increase (decrease) in net assets from operations:

Net investment income (loss)	$231,683	$884,553	$(654)	$(922)
Realized gains (losses)	788,452	990,547	(20,999)	(11,497)
Unrealized appreciation (depreciation) during the year	(20,219)	586,955	2,283	39,534

Net increase (decrease) in net assets from operations	999,916	2,462,055	(19,370)	27,115

Contract transactions:
Payments received from contract owners	529,135	602,434	8,006	10,921
Transfers between Investment Options (including Guaranteed Interest Account), net	702,588	16,375,190	(12,595)	(11,045)
Transfers for contract benefits and terminations	(6,815,725)	(14,271,039)	(14,371)	(4,720)
Contract maintenance charges	(865,546)	(853,957)	(11,436)	(13,364)

Net increase (decrease) in net assets resulting from contract transactions	(6,449,548)	1,852,628	(30,396)	(18,208)

Total increase (decrease) in net assets	(5,449,632)	4,314,683	(49,766)	8,907

Net assets at beginning of period	17,903,599	13,588,916	157,283	148,376

Net assets at end of period	$12,453,967	$17,903,599	$107,517	$157,283

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

(Continued)

	Rydex VT Nova Fund		Rydex|SGI VT U.S. Long Short Momentum Fund
	2010	2009	2010	2009
Increase (decrease) in net assets from operations:

Net investment income (loss)	$(863)	$197	$(7,389)	$(6,372)
Realized gains (losses)	(386)	(2,672)	5,419	(36,608)
Unrealized appreciation (depreciation) during the year	27,261	45,441	90,131	260,252

Net increase (decrease) in net assets from operations	26,012	42,966	88,161	217,272

Contract transactions:
Payments received from contract owners	16,578	18,140	45,317	49,530
Transfers between Investment Options (including Guaranteed Interest Account), net	(21,029)	(9,659)	(58,617)	(103,266)
Transfers for contract benefits and terminations	(7,082)	(13,076)	(169,495)	(32,171)
Contract maintenance charges	(13,031)	(15,002)	(64,478)	(74,695)

Net increase (decrease) in net assets resulting from contract transactions	(24,564)	(19,597)	(247,273)	(160,602)

Total increase (decrease) in net assets	1,448	23,369	(159,112)	56,670

Net assets at beginning of period	152,235	128,866	1,003,438	946,768

Net assets at end of period	$153,683	$152,235	$844,326	$1,003,438

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

(Continued)

	Sentinel Variable Products Balanced Fund		Sentinel Variable Products Bond Fund
	2010	2009	2010	2009
Increase (decrease) in net assets from operations:

Net investment income (loss)	$4,977	$7,541	$51,041	$154,792
Realized gains (losses)	933	(3,283)	134,980	528,847
Unrealized appreciation (depreciation) during the year	48,949	74,857	(20,352)	12,768

Net increase (decrease) in net assets from operations	54,859	79,115	165,669	696,407

Contract transactions:
Payments received from contract owners	41,897	47,089	239,777	290,332
Transfers between Investment Options (including Guaranteed Interest Account), net	92,877	59,271	10,262	5,251,105
Transfers for contract benefits and terminations	(25,183)	(46,930)	(2,291,156)	(8,408,704)
Contract maintenance charges	(32,464)	(24,304)	(216,333)	(363,524)

Net increase (decrease) in net assets resulting from contract transactions	77,127	35,126	(2,257,450)	(3,230,791)

Total increase (decrease) in net assets	131,986	114,241	(2,091,781)	(2,534,384)

Net assets at beginning of period	438,256	324,015	3,949,936	6,484,320

Net assets at end of period	$570,242	$438,256	$1,858,155	$3,949,936

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

(Continued)

	Sentinel Variable Products Common Stock Fund		Sentinel Variable Products Mid Cap Fund
	2010	2009	2010	2009
Increase (decrease) in net assets from operations:

Net investment income (loss)	$29,350	$33,385	$(5,071)	$(3,432)
Realized gains (losses)	(14,089)	(2,247,424)	16,773	(4,159)
Unrealized appreciation (depreciation) during the year	700,523	3,136,542	159,739	175,894

Net increase (decrease) in net assets from operations	715,784	922,503	171,441	168,303

Contract transactions:
Payments received from contract owners	933,179	936,186	32,410	56,162
Transfers between Investment Options (including Guaranteed Interest Account), net	63,643	(5,461,905)	29,169	92,565
Transfers for contract benefits and terminations	(625,287)	(256,841)	(66,008)	(9,398)
Contract maintenance charges	(536,394)	(508,534)	(43,302)	(29,166)

Net increase (decrease) in net assets resulting from contract transactions	(164,859)	(5,291,094)	(47,731)	110,163

Total increase (decrease) in net assets	550,925	(4,368,591)	123,710	278,466

Net assets at beginning of period	4,989,349	9,357,940	779,286	500,820

Net assets at end of period	$5,540,274	$4,989,349	$902,996	$779,286

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

(Continued)

	Sentinel Variable Products Small Company Fund		Templeton Developing Markets Securities Fund – Class 2
	2010	2009	2010	2009
Increase (decrease) in net assets from operations:

Net investment income (loss)	$(9,291)	$(2,084)	$59,746	$179,920
Realized gains (losses)	(12,118)	4,461	187,444	(135,078)
Unrealized appreciation (depreciation) during the year	290,972	236,734	846,250	2,988,687

Net increase (decrease) in net assets from operations	269,563	239,111	1,093,440	3,033,529

Contract transactions:
Payments received from contract owners	177,029	184,503	398,782	583,157
Transfers between Investment Options (including Guaranteed Interest Account), net	611,244	359,254	109,718	955,198
Transfers for contract benefits and terminations	(331,207)	(78,897)	(871,453)	(731,243)
Contract maintenance charges	(118,991)	(104,404)	(480,177)	(401,405)

Net increase (decrease) in net assets resulting from contract transactions	338,075	360,456	(843,130)	405,707

Total increase (decrease) in net assets	607,638	599,567	250,310	3,439,236

Net assets at beginning of period	1,136,734	537,167	7,699,407	4,260,171

Net assets at end of period	$1,744,372	$1,136,734	$7,949,717	$7,699,407

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

(Continued)

	Templeton Foreign Securities Fund – Class 2		Templeton Global Asset Allocation Fund – Class 2
	2010	2009	2010	2009
Increase (decrease) in net assets from operations:

Net investment income (loss)	$172,504	$388,956	$20,272	$64,732
Realized gains (losses)	(20,635)	696,353	(626,772)	(10,494)
Unrealized appreciation (depreciation) during the year	862,097	3,585,111	634,953	88,459

Net increase (decrease) in net assets from operations	1,013,966	4,670,420	28,453	142,697

Contract transactions:
Payments received from contract owners	941,732	1,141,592	10,105	47,780
Transfers between Investment Options (including Guaranteed Interest Account), net	(130,427)	(1,054,407)	(461,596)	(2,229)
Transfers for contract benefits and terminations	(1,820,863)	(1,420,469)	(322,885)	(36,981)
Contract maintenance charges	(866,840)	(946,478)	(74,035)	(92,515)

Net increase (decrease) in net assets resulting from contract transactions	(1,876,398)	(2,279,762)	(848,411)	(83,945)

Total increase (decrease) in net assets	(862,432)	2,390,658	(819,958)	58,752

Net assets at beginning of period	16,341,359	13,950,701	819,958	761,206

Net assets at end of period	$15,478,927	$16,341,359	$-	$819,958

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

(Continued)

	Templeton Growth Securities Fund – Class 2		Virtus Capital Growth Series
	2010	2009	2010	2009
Increase (decrease) in net assets from operations:

Net investment income (loss)	$69,626	$287,316	$(378,894)	$62,570
Realized gains (losses)	(264,684)	(662,007)	(6,553,442)	(7,919,814)
Unrealized appreciation (depreciation) during the year	830,178	3,508,431	20,000,718	32,917,887

Net increase (decrease) in net assets from operations	635,120	3,133,740	13,068,382	25,060,643

Contract transactions:
Payments received from contract owners	945,468	1,268,168	11,518,497	13,474,300
Transfers between Investment Options (including Guaranteed Interest Account), net	(1,180,468)	(1,038,568)	(3,493,136)	(3,736,521)
Transfers for contract benefits and terminations	(1,322,171)	(1,274,161)	(13,067,845)	(9,430,433)
Contract maintenance charges	(967,589)	(1,125,119)	(9,852,280)	(10,847,216)

Net increase (decrease) in net assets resulting from contract transactions	(2,524,760)	(2,169,680)	(14,894,764)	(10,539,870)

Total increase (decrease) in net assets	(1,889,640)	964,060	(1,826,382)	14,520,773

Net assets at beginning of period	12,516,077	11,552,017	108,484,595	93,963,822

Net assets at end of period	$10,626,437	$12,516,077	$106,658,213	$108,484,595

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

(Continued)

	Virtus Growth & Income Series		Virtus International Series
	2010	2009	2010	2009
Increase (decrease) in net assets from operations:

Net investment income (loss)	$117,359	$177,196	$1,109,061	$1,515,680
Realized gains (losses)	(129,033)	(514,117)	377,254	(1,922,065)
Unrealized appreciation (depreciation) during the year	4,426,007	4,579,888	6,410,099	21,196,757

Net increase (decrease) in net assets from operations	4,414,333	4,242,967	7,896,414	20,790,372

Contract transactions:
Payments received from contract owners	2,378,725	2,192,163	5,303,161	6,766,620
Transfers between Investment Options (including Guaranteed Interest Account), net	43,004,829	(1,410,350)	(2,211,598)	(4,097,425)
Transfers for contract benefits and terminations	(3,639,338)	(2,059,893)	(7,795,735)	(6,883,046)
Contract maintenance charges	(2,148,499)	(1,915,805)	(4,986,582)	(5,268,074)

Net increase (decrease) in net assets resulting from contract transactions	39,595,717	(3,193,885)	(9,690,754)	(9,481,925)

Total increase (decrease) in net assets	44,010,050	1,049,082	(1,794,340)	11,308,447

Net assets at beginning of period	22,294,472	21,245,390	71,979,168	60,670,721

Net assets at end of period	$66,304,522	$22,294,472	$70,184,828	$71,979,168

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

(Continued)

	Virtus Multi-Sector Fixed Income Series		Virtus Real Estate Securities Series
	2010	2009	2010	2009
Increase (decrease) in net assets from operations:

Net investment income (loss)	$2,717,998	$2,428,546	$247,668	$497,791
Realized gains (losses)	76,651	(980,525)	439,026	(553,144)
Unrealized appreciation (depreciation) during the year	2,174,868	11,118,465	4,258,018	4,791,663

Net increase (decrease) in net assets from operations	4,969,517	12,566,486	4,944,712	4,736,310

Contract transactions:
Payments received from contract owners	2,605,248	2,702,789	1,621,350	1,898,061
Transfers between Investment Options (including Guaranteed Interest Account), net	6,675,108	(2,554,692)	(1,804,634)	(1,306,407)
Transfers for contract benefits and terminations	(6,189,280)	(5,556,618)	(2,414,726)	(1,723,103)
Contract maintenance charges	(2,882,703)	(3,308,491)	(1,469,711)	(1,394,958)

Net increase (decrease) in net assets resulting from contract transactions	208,373	(8,717,012)	(4,067,721)	(2,526,407)

Total increase (decrease) in net assets	5,177,890	3,849,474	876,991	2,209,903

Net assets at beginning of period	40,806,851	36,957,377	21,049,037	18,839,134

Net assets at end of period	$45,984,741	$40,806,851	$21,926,028	$21,049,037

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

(Continued)

	Virtus Small-Cap Growth Series		Virtus Small-Cap Value Series
	2010	2009	2010	2009
Increase (decrease) in net assets from operations:

Net investment income (loss)	$(75,203)	$(50,849)	$37,535	$(29,887)
Realized gains (losses)	(500,281)	(1,249,423)	(514,360)	(1,008,094)
Unrealized appreciation (depreciation) during the year	2,058,565	2,669,086	2,930,985	3,085,968

Net increase (decrease) in net assets from operations	1,483,081	1,368,814	2,454,160	2,047,987

Contract transactions:
Payments received from contract owners	931,705	750,349	1,174,470	1,256,167
Transfers between Investment Options (including Guaranteed Interest Account), net	21,764,446	(1,078,471)	22,730,546	(1,039,068)
Transfers for contract benefits and terminations	(1,504,633)	(783,549)	(2,433,662)	(922,563)
Contract maintenance charges	(783,063)	(589,290)	(1,017,346)	(890,828)

Net increase (decrease) in net assets resulting from contract transactions	20,408,455	(1,700,961)	20,454,008	(1,596,292)

Total increase (decrease) in net assets	21,891,536	(332,147)	22,908,168	451,695

Net assets at beginning of period	7,161,260	7,493,407	11,736,593	11,284,898

Net assets at end of period	$29,052,796	$7,161,260	$34,644,761	$11,736,593

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

(Continued)

	Virtus Strategic Allocation Series		Wanger International
	2010	2009	2010	2009
Increase (decrease) in net assets from operations:

Net investment income (loss)	$949,113	$1,341,122	$676,537	$1,069,280
Realized gains (losses)	(1,540,716)	(2,413,421)	1,723,908	99,389
Unrealized appreciation (depreciation) during the year	5,950,664	11,119,332	6,339,459	13,139,605

Net increase (decrease) in net assets from operations	5,359,061	10,047,033	8,739,904	14,308,274

Contract transactions:
Payments received from contract owners	3,296,877	3,701,216	2,406,843	2,897,249
Transfers between Investment Options (including Guaranteed Interest Account), net	(2,051,214)	(2,173,307)	(1,225,333)	(1,381,429)
Transfers for contract benefits and terminations	(6,113,892)	(5,140,965)	(5,315,139)	(3,320,830)
Contract maintenance charges	(3,477,159)	(4,037,412)	(2,558,990)	(2,749,820)

Net increase (decrease) in net assets resulting from contract transactions	(8,345,388)	(7,650,468)	(6,692,619)	(4,554,830)

Total increase (decrease) in net assets	(2,986,327)	2,396,565	2,047,285	9,753,444

Net assets at beginning of period	50,033,173	47,636,608	41,645,609	31,892,165

Net assets at end of period	$47,046,846	$50,033,173	$43,692,894	$41,645,609

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

(Continued)

	Wanger International Select		Wanger Select
	2010	2009	2010	2009
Increase (decrease) in net assets from operations:

Net investment income (loss)	$51,073	$199,878	$(15,256)	$(68,190)
Realized gains (losses)	(315,212)	(1,230,254)	451,251	(486,328)
Unrealized appreciation (depreciation) during the year	1,983,529	3,381,026	2,419,431	5,459,685

Net increase (decrease) in net assets from operations	1,719,390	2,350,650	2,855,426	4,905,167

Contract transactions:
Payments received from contract owners	561,360	756,441	744,257	842,996
Transfers between Investment Options (including Guaranteed Interest Account), net	17,292	(1,177,537)	394,361	(646,163)
Transfers for contract benefits and terminations	(1,267,859)	(825,646)	(1,595,163)	(1,031,045)
Contract maintenance charges	(639,000)	(693,231)	(719,490)	(705,625)

Net increase (decrease) in net assets resulting from contract transactions	(1,328,207)	(1,939,973)	(1,176,035)	(1,539,837)

Total increase (decrease) in net assets	391,183	410,677	1,679,391	3,365,330

Net assets at beginning of period	9,131,351	8,720,674	11,844,406	8,479,076

Net assets at end of period	$9,522,534	$9,131,351	$13,523,797	$11,844,406

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

For the periods ended December 31, 2010 and 2009

(Continued)

	Wanger USA
	2010	2009
Increase (decrease) in net assets from operations:

Net investment income (loss)	$(347,912)	$(309,898)
Realized gains (losses)	2,275,947	21,273
Unrealized appreciation (depreciation) during the year	7,262,351	14,459,499

Net increase (decrease) in net assets from operations	9,190,386	14,170,874

Contract transactions:
Payments received from contract owners	2,810,830	3,614,508
Transfers between Investment Options (including Guaranteed Interest Account), net	(1,182,462)	(1,795,626)
Transfers for contract benefits and terminations	(6,318,127)	(4,715,127)
Contract maintenance charges	(3,037,612)	(3,343,407)

Net increase (decrease) in net assets resulting from contract transactions	(7,727,371)	(6,239,652)

Total increase (decrease) in net assets	1,463,015	7,931,222

Net assets at beginning of period	46,714,094	38,782,872

Net assets at end of period	$48,177,109	$46,714,094

See Notes to Financial Statements

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 1—Organization

The Phoenix Life Variable Universal Life Account (the “Separate Account”) is a separate investment account of Phoenix Life Insurance Company (“Phoenix” or “the Sponsor”). Phoenix is a wholly-owned subsidiary of The Phoenix Companies, Inc. (“PNX”). The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and was established June 17, 1985. The Separate Account currently consists of 64 investment options that invest in shares of underlying funds. The underlying funds include Virtus Variable Insurance Trust (formerly The Phoenix Edge Series Fund), Invesco Variable Insurance Funds, The Alger Portfolios, Alliance Bernstein® Variable Products Series (VPS) Fund, Inc., DWS Investments VIT Funds, Federated Insurance Series, Fidelity® Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, Lazard Retirement Series, Inc., Lord Abbett Series Fund, Inc., Neuberger Berman Advisers Management Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, The Rydex Variable Trust, Sentinel Variable Products Trust, Calvert Variable Products, Inc., and Wanger Advisors Trust (collectively, the “Funds”).

The Separate Account may invest in the following investment options:

Alger Capital Appreciation Portfolio – Class 1-2
Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares (formerly Summit S&P MidCap 400 Index Portfolio – Class I Shares)
Anchor Series Trust Capital Appreciation Portfolio –Class 1
Anchor Series Trust Government and Quality Bond Portfolio – Class 1
Anchor Series Trust Growth and Income Portfolio – Class 1
Anchor Series Trust Growth Portfolio – Class 1
Anchor Series Trust Money Market Portfolio – Class 1
Anchor Series Trust Multi-Asset Portfolio – Class 1
Anchor Series Trust Natural Resources Portfolio – Class 1
Anchor Series Trust Strategic Multi-Asset Portfolio – Class 1
DWS Equity 500 Index VIP – Class A
DWS Small Cap Index VIP – Class A
Federated Fund for U.S. Government Securities II
Federated High Income Bond Fund II – Primary Shares
Federated Prime Money Fund II
Fidelity® VIP Contrafund® Portfolio – Service Class
Fidelity® VIP Growth Opportunities Portfolio – Service Class
Fidelity® VIP Growth Portfolio – Service Class
Fidelity® VIP Investment Grade Bond Portfolio – Service Class
Franklin Income Securities Fund – Class 2
Ibbotson Aggressive Growth ETF Asset Allocation Portfolio – Class II (merging series Phoenix Dynamic Asset Allocation Series: Aggressive Growth)
Ibbotson Balanced ETF Asset Allocation Portfolio – Class II (merging series Phoenix Dynamic Asset Allocation Series: Moderate Growth)
Ibbotson Growth ETF Asset Allocation Portfolio – Class II (merging series Phoenix Dynamic Asset Allocation Series: Growth
Ibbotson Income and Growth ETF Asset Allocation Portfolio – Class II (merging series Phoenix Dynamic Asset Allocation Series: Moderate)
Invesco V.I. Capital Appreciation Fund – Series I Shares (formerly AIM V.I. Capital Appreciation Fund – Series I Shares)
Invesco V.I. Core Equity Fund – Series I Shares (formerly AIM V.I. Core Equity Fund – Series I Shares)
Invesco V.I. Mid Cap Core Equity Fund – Series I Shares (formerly AIM V.I. Mid Cap Core Equity Fund – Series I Shares)
Invesco Van Kampen V.I. Equity and Income Portfolio – Class II (formerly Van Kampen UIF Equity and Income Portfolio-Class II)
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares
Lord Abbett Series Fund Mid Cap Value Portfolio – Class VC Shares
Mutual Shares Securities Fund – Class 2 (included in Franklin Templeton Variable Insurance Products Trust)
Neuberger Berman AMT Guardian Portfolio – Class S
Neuberger Berman AMT Small Cap Growth Portfolio – S Class

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 1—Organization (Continued)

Oppenheimer Capital Appreciation Fund/VA – Service Shares
Oppenheimer Global Securities Fund/VA – Service Shares
Oppenheimer Main Street Small Cap Fund®/VA – Service Shares
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class
PIMCO Real Return Portfolio – Advisor Class
PIMCO Total Return Portfolio – Advisor Class
Rydex VT Inverse Government Long Bond Strategy Fund
Rydex VT Nova Fund
Rydex|SGI VT U.S. Long Short Momentum Fund (formerly Rydex Variable Trust All-Cap Opportunity Fund)
Sentinel Variable Products Balanced Fund
Sentinel Variable Products Bond Fund
Sentinel Variable Products Common Stock Fund
Sentinel Variable Products Mid Cap Fund (formerly Sentinel Variable Products Mid Cap Growth Fund)
Sentinel Variable Products Small Company Fund
Templeton Developing Markets Securities Fund – Class 2
Templeton Foreign Securities Fund – Class 2
Templeton Growth Securities Fund – Class 2
Virtus Capital Growth Series (formerly Phoenix Capital Growth Series) (merging series Phoenix Comstock Series and Phoenix Equity 500 Series, surviving series Phoenix Capital Growth Series)
Virtus Growth & Income Series (formerly Phoenix Growth and Income Series)
Virtus International Series (formerly Phoenix-Aberdeen International Series)
Virtus Multi-Sector Fixed Income Series (formerly Phoenix Multi-Sector Fixed Income Series) (merging series Phoenix Multi-Sector Short Term Bond Series, surviving series Phoenix Multi-Sector Fixed Income Series)
Virtus Real Estate Securities Series (formerly Phoenix-Duff & Phelps Real Estate Securities Series)
Virtus Small-Cap Growth Series (formerly Phoenix Small-Cap Growth Series) (merging series Phoenix Mid-Cap Growth Series, surviving series Phoenix Small-Cap Growth Series)
Virtus Small-Cap Value Series (formerly Phoenix Small-Cap Value Series) (merging series Phoenix Mid-Cap Value Series, surviving series Phoenix Small-Cap Value Series)
Virtus Strategic Allocation Series (formerly Phoenix Strategic Allocation Series)
Wanger International
Wanger International Select
Wanger Select
Wanger USA

The following funds 2 were available to the Separate Account as an investment options until they liquidated during the period:

Phoenix Money Market Series (liquidated 1/22/10)
Templeton Global Asset Allocation Fund – Class 2 (liquidated 4/30/10)

Additionally, policy owners may direct the allocation of their investments between the Separate Account and the Guaranteed Interest Account.

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from Phoenix Life Insurance Company’s other asset and liabilities. The portion of the Separate Account’s assets applicable to the variable annuity contracts may not be used to pay liabilities arising out of any other business Phoenix Life Insurance Company may conduct.

Note 2—Significant Accounting Policies

The following is a summary of significant accounting policies of the Separate Account, which are in accordance with accounting principles generally accepted in the United States of America in the investment company industry:

A.	Valuation of investments: Investments are made exclusively in the Funds and are valued at the reported net asset values per share of the respective investment options.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 2—Significant Accounting Policies (Continued)

B.	Investment transactions and related income: Investment transactions are recorded on the trade date. Realized gains and losses on the sales of shares of the Funds are computed on the basis of the identified cost of the share sold. Dividend income and gains from investments are recorded on the ex-distribution date.

C.	Income taxes: The Separate Account is not a separate entity from Phoenix, and under current federal income tax law, income arising from the Separate Account is not taxed since reserves are established equivalent to such income. Therefore, no provision for related federal taxes is required.

D.	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, disclosure of contingent assets and liabilities, revenues and expenses. Actual results could differ from those estimates.

E.	Distributions: Distributions from the Funds are recorded by each investment option on the ex-dividend date.

F.	Security Valuation: The Separate Account measures the fair value of its investment in the investment options available on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Separate Account has the ability to access.

•

Level 2—Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3—Unobservable inputs for the asset or liability, to the extent observable inputs are not available, representing the Separate Account’s own assumptions about the assumptions a market participant would use in valuing the assets or liability, and would be based on the best information available.

Investments in portfolio shares are valued using the net asset value of the respective portfolios at the end of each New York Stock Exchange business day, as determined by the respective fund manager. Investments held by the Separate Account are Level 1 of the hierarchy.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 3—Purchases and Proceeds from Sales of Investments

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2010 were as follows:

Investment Option	Purchases	Sales
Alger Capital Appreciation Portfolio – Class I-2 Shares	$478,114	$2,550,097
Anchor Series Trust Capital Appreciation Portfolio – Class 1	4,850	159,771
Anchor Series Trust Government and Quality Bond Portfolio – Class 1	13,654	21,475
Anchor Series Trust Growth and Income Portfolio – Class 1	631	25,794
Anchor Series Trust Growth Portfolio – Class 1	12,704	200,593
Anchor Series Trust Money Market Portfolio – Class 1	2,448	245,365
Anchor Series Trust Multi-Asset Portfolio – Class 1	27,440	258,240
Anchor Series Trust Natural Resources Portfolio – Class 1	56,318	93,655
Anchor Series Trust Strategic Multi-Asset Portfolio – Class 1	19,346	127,416
Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares	779,063	667,536
DWS Equity 500 Index VIP – Class A	2,895,242	4,849,358
DWS Small Cap Index VIP – Class A	461,654	798,165
Federated Fund for U.S. Government Securities II	5,131,140	9,454,197
Federated High Income Bond Fund II – Primary Shares	2,656,978	2,539,275
Federated Prime Money Fund II	86,484,459	39,415,746
Fidelity® VIP Contrafund® Portfolio – Service Class	6,260,961	13,450,948
Fidelity® VIP Growth Opportunities Portfolio – Service Class	2,235,173	2,562,124
Fidelity® VIP Growth Portfolio – Service Class	1,240,439	3,465,873
Fidelity® VIP Investment Grade Bond Portfolio – Service Class	1,807,145	1,793,213
Franklin Income Securities Fund – Class 2	2,109,637	1,404,967
Ibbotson Aggressive Growth ETF Asset Allocation Portfolio – Class II	2,474,104	35,624
Ibbotson Balanced ETF Asset Allocation Portfolio – Class II	6,154,893	145,530
Ibbotson Growth ETF Asset Allocation Portfolio – Class II	8,291,630	204,939
Ibbotson Income and Growth ETF Asset Allocation Portfolio – Class II	5,222,732	65,875
Invesco V.I. Capital Appreciation Fund – Series I Shares	871,494	1,379,142
Invesco V.I. Core Equity Fund – Series I Shares	214,678	494,847
Invesco V.I. Mid Cap Core Equity Fund – Series I Shares	285,952	1,011,528
Invesco Van Kampen V.I. Equity and Income Fund – Class II	648,911	261,720
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares	252,432	537,404
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares	1,506,280	1,699,412
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares	1,991,691	3,496,901
Lord Abbett Series Fund Mid Cap Value Portfolio – Class VC Shares	955,754	1,745,347
Mutual Shares Securities Fund – Class 2	2,915,213	6,590,764
Neuberger Berman AMT Guardian Portfolio – S Class	916,687	1,730,891
Neuberger Berman AMT Small Cap Growth Portfolio – S Class	229,652	131,424
Oppenheimer Capital Appreciation Fund/VA – Service Shares	849,212	834,035
Oppenheimer Global Securities Fund/VA – Service Shares	587,477	387,999
Oppenheimer Main Street Small Cap Fund®/VA – Service Shares	1,147,034	744,059
Phoenix Comstock Series	2,112,388	26,155,134
Phoenix Dynamic Asset Allocation Series: Aggressive Growth	409,128	2,842,601
Phoenix Dynamic Asset Allocation Series: Growth	1,154,088	9,823,321
Phoenix Dynamic Asset Allocation Series: Moderate	1,970,249	6,468,047
Phoenix Dynamic Asset Allocation Series: Moderate Growth	2,131,703	6,837,133
Phoenix Equity 500 Index Series	2,261,173	32,044,196
Phoenix Mid-Cap Growth Series	2,051,778	27,698,230
Phoenix Mid-Cap Value Series	2,042,417	30,350,530
Phoenix Money Market Series	1,124,796	57,615,873
Phoenix Multi-Sector Short Term Bond Series	3,270,847	11,632,939
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class	1,950,125	1,212,759
PIMCO Real Return Portfolio – Advisor Class	1,137,022	1,187,626
PIMCO Total Return Portfolio – Advisor Class	5,795,566	11,646,409

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 3—Purchases and Proceeds from Sales of Investments (Continued)

Investment Option	Purchases	Sales
Rydex VT Inverse Government Long Bond Strategy Fund	$9,099	$40,150
Rydex VT Nova Fund	16,869	42,296
Rydex SGI VT U.S. Long Short Momentum Fund	45,739	300,401
Sentinel Variable Products Balanced Fund	169,653	87,549
Sentinel Variable Products Bond Fund	786,265	2,901,766
Sentinel Variable Products Common Stock Fund	1,491,563	1,627,073
Sentinel Variable Products Mid Cap Fund	91,391	144,193
Sentinel Variable Products Small Company Fund	1,099,005	770,221
Templeton Developing Markets Securities Fund – Class 2	2,163,321	2,946,705
Templeton Foreign Securities Fund – Class 2	2,273,177	3,977,071
Templeton Global Asset Allocation Fund – Class 2	67,517	860,406
Templeton Growth Securities Fund – Class 2	1,634,760	4,089,893
Virtus Capital Growth Series	12,105,419	27,379,077
Virtus Growth & Income Series	47,825,050	8,111,974
Virtus International Series	7,825,099	16,406,791
Virtus Multi-Sector Fixed Income Series	14,867,969	11,941,599
Virtus Real Estate Securities Series	3,601,710	7,421,764
Virtus Small-Cap Growth Series	23,254,405	2,921,152
Virtus Small-Cap Value Series	25,530,132	5,038,589
Virtus Strategic Allocation Series	4,787,525	12,183,800
Wanger International	4,332,449	10,348,531
Wanger International Select	1,609,012	2,886,146
Wanger Select	2,778,410	3,969,701
Wanger USA	4,030,166	12,105,450

	$338,000,207	$469,598,345

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 4—Changes in Units Outstanding

The changes in units outstanding were as follows:

	For the period ended December 31, 2010			For the period ended December 31, 2009
Investment Option	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Alger Capital Appreciation Portfolio – Class I-2 Shares	509,025	(2,804,299)	(2,295,274)	981,034	(3,118,381)	(2,137,347)
Anchor Series Trust Capital Appreciation Portfolio – Class 1	15	(1,455)	(1,440)	562	(803)	(241)
Anchor Series Trust Government and Quality Bond Portfolio – Class 1	13	(372)	(359)	303	(1,688)	(1,385)
Anchor Series Trust Growth and Income Portfolio – Class 1	14	(658)	(644)	1,016	(928)	88
Anchor Series Trust Growth Portfolio – Class 1	23	(2,043)	(2,020)	335	(1,990)	(1,655)
Anchor Series Trust Money Market Portfolio – Class 1	97	(9,821)	(9,724)	145	(2,221)	(2,076)
Anchor Series Trust Multi-Asset Portfolio – Class 1	-	(5,946)	(5,946)	4	(14,768)	(14,764)
Anchor Series Trust Natural Resources Portfolio – Class 1	23	(963)	(940)	826	(367)	459
Anchor Series Trust Strategic Multi-Asset Portfolio – Class 1	409	(2,402)	(1,993)	125	(2,431)	(2,306)
Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares	745,744	(685,078)	60,666	499,107	(233,971)	265,136
DWS Equity 500 Index VIP – Class A	1,999,788	(4,043,807)	(2,044,019)	3,755,767	(7,068,608)	(3,312,841)
DWS Small Cap Index VIP – Class A	451,218	(830,287)	(379,069)	464,659	(216,189)	248,470
Federated Fund for U.S. Government Securities II	2,328,814	(5,661,793)	(3,332,979)	4,559,079	(9,467,907)	(4,908,828)
Federated High Income Bond Fund II – Primary Shares	1,139,455	(1,481,377)	(341,922)	2,058,291	(2,036,834)	21,457
Federated Prime Money Fund II	86,605,592	(39,195,699)	47,409,893	-	-	-
Fidelity® VIP Contrafund® Portfolio – Service Class	4,640,073	(10,392,764)	(5,752,691)	6,035,207	(16,987,828)	(10,952,621)
Fidelity® VIP Growth Opportunities Portfolio – Service Class	2,865,376	(3,233,985)	(368,609)	3,655,684	(3,393,561)	262,123
Fidelity® VIP Growth Portfolio – Service Class	1,863,834	(5,219,973)	(3,356,139)	2,699,597	(6,082,553)	(3,382,956)
Fidelity® VIP Investment Grade Bond Portfolio – Service Class	1,381,258	(1,485,450)	(104,192)	1,764,701	(977,879)	786,822
Franklin Income Securities Fund – Class 2	1,623,747	(1,222,788)	400,959	1,657,199	(856,520)	800,679
Ibbotson Aggressive Growth ETF Asset Allocation Portfolio – Class II	2,445,333	(32,758)	2,412,575	-	-	-
Ibbotson Balanced ETF Asset Allocation Portfolio – Class II	6,105,081	(138,880)	5,966,201	-	-	-
Ibbotson Growth ETF Asset Allocation Portfolio – Class II	8,186,980	(194,357)	7,992,623	-	-	-
Ibbotson Income and Growth ETF Asset Allocation Portfolio – Class II	5,204,946	(61,190)	5,143,756	-	-	-
Invesco V.I. Capital Appreciation Fund – Series I Shares	1,035,016	(1,687,349)	(652,333)	1,261,734	(2,295,198)	(1,033,464)
Invesco V.I. Core Equity Fund – Series I Shares	186,493	(456,671)	(270,178)	276,366	(583,248)	(306,882)
Invesco V.I. Mid Cap Core Equity Fund – Series I Shares	220,617	(811,964)	(591,347)	372,474	(1,115,556)	(743,082)
Invesco Van Kampen V.I. Equity and Income Fund – Class II	600,538	(243,461)	357,077	467,778	(493,096)	(25,318)
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares	115,303	(446,541)	(331,238)	187,570	(299,946)	(112,376)
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares	890,207	(1,215,644)	(325,437)	1,341,016	(1,545,902)	(204,886)
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares	1,960,690	(3,486,809)	(1,526,119)	2,717,532	(6,975,547)	(4,258,015)
Lord Abbett Series Fund Mid Cap Value Portfolio – Class VC Shares	933,236	(1,751,056)	(817,820)	919,184	(2,574,911)	(1,655,727)
Mutual Shares Securities Fund – Class 2	1,582,447	(4,035,702)	(2,453,255)	3,001,161	(8,750,956)	(5,749,795)
Neuberger Berman AMT Guardian Portfolio – S Class	952,250	(1,838,104)	(885,854)	5,440,397	(4,118,387)	1,322,010
Neuberger Berman AMT Small Cap Growth Portfolio – S Class	284,364	(172,861)	111,503	222,839	(30,576)	192,263
Oppenheimer Capital Appreciation Fund/VA – Service Shares	949,992	(886,181)	63,811	1,176,319	(682,801)	493,518
Oppenheimer Global Securities Fund/VA – Service Shares	610,990	(399,958)	211,032	671,259	(1,004,446)	(333,187)
Oppenheimer Main Street Small Cap Fund®/VA – Service Shares	1,311,227	(834,969)	476,258	2,048,805	(4,092,279)	(2,043,474)
Phoenix Comstock Series	1,209,991	(16,641,236)	(15,431,245)	4,897,957	(6,912,129)	(2,014,172)
Phoenix Dynamic Asset Allocation Series: Aggressive Growth	420,911	(2,799,513)	(2,378,602)	908,507	(796,720)	111,787
Phoenix Dynamic Asset Allocation Series: Growth	1,106,059	(9,306,243)	(8,200,184)	2,781,497	(2,826,320)	(44,823)
Phoenix Dynamic Asset Allocation Series: Moderate	1,580,679	(5,779,820)	(4,199,141)	3,495,472	(3,502,687)	(7,215)
Phoenix Dynamic Asset Allocation Series: Moderate Growth	2,003,405	(6,231,483)	(4,228,078)	1,551,744	(663,932)	887,812
Phoenix Equity 500 Index Series	1,549,739	(24,257,326)	(22,707,587)	2,902,213	(8,920,488)	(6,018,275)
Phoenix Mid-Cap Growth Series	1,698,271	(20,474,364)	(18,776,093)	3,080,278	(5,589,353)	(2,509,075)

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 4—Changes in Units Outstanding (Continued)

	For the period ended December 31, 2010			For the period ended December 31, 2009
Investment Option	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Phoenix Mid-Cap Value Series	1,079,388	(14,910,949)	(13,831,561)	2,220,415	(4,269,426)	(2,049,011)
Phoenix Money Market Series	617,712	(32,105,349)	(31,487,637)	23,630,516	(28,352,571)	(4,722,055)
Phoenix Multi-Sector Short Term Bond Series	1,989,446	(7,908,610)	(5,919,164)	1,520,887	(13,266,856)	(11,745,969)
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class	1,432,595	(1,255,068)	177,527	1,998,598	(1,147,052)	851,546
PIMCO Real Return Portfolio – Advisor Class	843,860	(914,573)	(70,713)	947,574	(841,736)	105,838
PIMCO Total Return Portfolio – Advisor Class	3,709,719	(8,476,468)	(4,766,749)	14,821,157	(12,910,672)	1,910,485
Rydex VT Inverse Government Long Bond Strategy Fund	13,924	(59,307)	(45,383)	20,852	(46,373)	(25,521)
Rydex VT Nova Fund	15,952	(38,378)	(22,426)	23,759	(44,143)	(20,384)
Rydex|SGI VT U.S. Long Short Momentum Fund	31,295	(197,943)	(166,648)	48,869	(183,141)	(134,272)
Sentinel Variable Products Balanced Fund	167,457	(87,498)	79,959	287,627	(236,191)	51,436
Sentinel Variable Products Bond Fund	515,794	(2,416,794)	(1,901,000)	7,775,619	(10,549,187)	(2,773,568)
Sentinel Variable Products Common Stock Fund	1,604,334	(1,800,213)	(195,879)	3,420,991	(11,360,910)	(7,939,919)
Sentinel Variable Products Mid Cap Fund	114,163	(172,214)	(58,051)	329,424	(156,855)	172,569
Sentinel Variable Products Small Company Fund	1,165,863	(835,542)	330,321	1,063,268	(525,361)	537,907
Templeton Developing Markets Securities Fund – Class 2	662,504	(954,295)	(291,791)	1,018,845	(884,268)	134,577
Templeton Foreign Securities Fund – Class 2	1,344,596	(2,619,538)	(1,274,942)	1,753,960	(3,517,580)	(1,763,620)
Templeton Global Asset Allocation Fund – Class 2	5,317	(437,935)	(432,618)	29,544	(83,403)	(53,859)
Templeton Growth Securities Fund – Class 2	958,489	(2,563,872)	(1,605,383)	1,402,216	(3,013,532)	(1,611,316)
Virtus Capital Growth Series	3,698,068	(8,565,650)	(4,867,582)	5,516,392	(9,668,876)	(4,152,484)
Virtus Growth & Income Series	36,343,221	(6,355,356)	29,987,865	2,408,782	(5,459,882)	(3,051,100)
Virtus International Series	1,829,761	(4,684,905)	(2,855,144)	3,085,879	(6,813,883)	(3,728,004)
Virtus Multi-Sector Fixed Income Series	2,680,929	(2,739,753)	(58,824)	1,347,673	(4,246,055)	(2,898,382)
Virtus Real Estate Securities Series	796,036	(1,962,106)	(1,166,070)	1,198,795	(2,060,675)	(861,880)
Virtus Small-Cap Growth Series	13,220,140	(1,682,005)	11,538,135	735,842	(1,934,682)	(1,198,840)
Virtus Small-Cap Value Series	13,391,611	(2,701,475)	10,690,136	1,347,856	(2,416,231)	(1,068,375)
Virtus Strategic Allocation Series	791,153	(2,705,581)	(1,914,428)	1,174,743	(3,139,068)	(1,964,325)
Wanger International	893,362	(2,713,292)	(1,819,930)	1,642,993	(3,408,585)	(1,765,592)
Wanger International Select	605,154	(1,091,467)	(486,313)	615,033	(1,704,112)	(1,089,079)
Wanger Select	1,055,696	(1,496,646)	(440,950)	977,199	(1,880,312)	(903,113)
Wanger USA	1,565,244	(4,412,050)	(2,846,806)	2,202,409	(5,382,165)	(3,179,756)

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights

A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying fund) and total return ratios for each of the five years in the periods ended December 31, 2010, 2009, 2008, 2007, and 2006 follows:

	At December 31,					For the periods ended December 31,
	Units (000’s)	Unit Value (Lowest to Highest)			Net Assets (000’s)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Alger Capital Appreciation Portfolio – Class I-2 Shares
2010	7,099	0.96	to	1.44	7,051	0.41%	-	to	0.80%	13.11%	to	14.03%
2009	9,394	0.85	to	1.26	8,224	-	-	to	0.80%	49.89%	to	51.10%
2008	11,532	0.56	to	0.84	6,755	-	-	to	0.80%	(45.57%)	to	(45.13%)
2007	13,760	1.04	to	1.52	15,227	-	-	to	0.80%	32.46%	to	33.53%
2006	16,097	0.78	to	1.14	13,373	-	-	to	0.80%	10.38%	to	19.26%
Anchor Series Trust Capital Appreciation Portfolio – Class 1
2010	21	126.55	to	134.61	2,676	0.13%	0.45%	to	0.60%	22.00%	to	22.18%
2009	23	103.58	to	110.34	2,340	-	0.45%	to	0.60%	35.94%	to	36.15%
2008	23	76.08	to	81.17	1,737	-	0.45%	to	0.60%	(40.71%)	to	(40.62%)
2007	24	128.12	to	136.89	3,020	0.36%	0.45%	to	0.60%	26.94%	to	27.13%
2006	29	100.78	to	107.84	2,935	0.14%	0.45%	to	0.60%	10.90%	to	10.92%
Anchor Series Trust Government and Quality Bond Portfolio – Class 1
2010	6	37.25	to	54.39	311	4.05%	0.45%	to	0.60%	4.36%	to	4.52%
2009	6	35.70	to	52.04	316	4.90%	0.45%	to	0.60%	3.64%	to	3.80%
2008	7	34.44	to	50.13	374	4.16%	0.45%	to	0.60%	3.71%	to	3.87%
2007	8	33.21	to	48.27	398	3.65%	0.45%	to	0.60%	5.65%	to	5.81%
2006	9	31.43	to	45.62	426	3.67%	0.45%	to	0.60%	2.68%	to	2.84%
Anchor Series Trust Growth and Income Portfolio – Class 1
2010	6	42.24	to	43.38	240	0.05%	0.45%	to	0.60%	11.15%	to	11.32%
2009	6	37.94	to	39.03	240	0.44%	0.45%	to	0.60%	33.73%	to	33.94%
2008	6	28.33	to	29.18	177	0.48%	0.45%	to	0.60%	(39.67%)	to	(39.57%)
2007	6	46.89	to	48.37	302	0.55%	0.45%	to	0.60%	9.59%	to	9.75%
2006	7	42.72	to	44.14	309	0.55%	0.45%	to	0.60%	10.50%	to	10.67%
Anchor Series Trust Growth Portfolio – Class 1
2010	15	69.81	to	105.88	1,539	0.69%	0.45%	to	0.60%	13.46%	to	13.63%
2009	17	61.53	to	93.18	1,542	1.14%	0.45%	to	0.60%	37.56%	to	37.77%
2008	18	44.73	to	67.63	1,223	0.76%	0.45%	to	0.60%	(40.78%)	to	(40.69%)
2007	21	75.52	to	114.03	2,321	0.69%	0.45%	to	0.60%	9.53%	to	9.70%
2006	24	68.95	to	103.95	2,438	0.61%	0.45%	to	0.60%	12.61%	to	12.78%
Anchor Series Trust Money Market Portfolio – Class 1
2010	20	19.89	to	24.71	495	0.01%	0.45%	to	0.60%	(0.59%)	to	(0.44%)
2009	30	20.01	to	24.82	738	0.05%	0.45%	to	0.60%	(0.55%)	to	(0.40%)
2008	32	20.12	to	24.92	792	1.71%	0.45%	to	0.60%	1.13%	to	1.29%
2007	31	19.89	to	24.61	765	4.29%	0.45%	to	0.60%	3.76%	to	3.92%
2006	31	19.17	to	23.68	713	4.08%	0.45%	to	0.60%	3.50%	to	3.66%

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000’s)	Unit Value (Lowest to Highest)			Net Assets (000’s)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Anchor Series Trust Multi-Asset Portfolio – Class 1
2010	44	45.93	to	46.03	2,015	1.38%	0.45%	to	0.60%	8.26%	to	8.43%
2009	50	42.43	to	42.45	2,111	2.43%	0.45%	to	0.60%	23.30%	to	23.49%
2008	64	34.38	to	34.41	2,217	2.13%	0.45%	to	0.60%	(26.35%)	to	(26.24%)
2007	65	46.60	to	46.72	3,028	1.87%	0.45%	to	0.60%	7.82%	to	7.99%
2006	69	43.16	to	43.33	2,966	1.68%	0.45%	to	0.60%	7.11%	to	7.27%
Anchor Series Trust Natural Resources Portfolio – Class 1
2010	8	107.02	to	112.94	859	0.89%	0.45%	to	0.60%	15.50%	to	15.68%
2009	9	92.65	to	97.64	834	1.47%	0.45%	to	0.60%	57.12%	to	57.35%
2008	8	58.97	to	62.05	501	0.91%	0.45%	to	0.60%	(50.10%)	to	(50.02%)
2007	9	118.17	to	124.16	1,110	1.09%	0.45%	to	0.60%	39.35%	to	39.57%
2006	10	84.80	to	88.96	913	0.69%	0.45%	to	0.60%	24.18%	to	24.37%
Anchor Series Trust Strategic Multi-Asset Portfolio – Class 1
2010	29	52.81	to	55.23	1,522	-	0.45%	to	0.60%	12.27%	to	12.44%
2009	31	46.97	to	49.19	1,447	6.31%	0.45%	to	0.60%	23.75%	to	23.94%
2008	33	37.90	to	39.75	1,257	-	0.45%	to	0.60%	(29.81%)	to	(29.71%)
2007	34	53.91	to	56.64	1,857	-	0.45%	to	0.60%	15.96%	to	16.13%
2006	36	46.42	to	48.84	1,676	1.52%	0.45%	to	0.60%	10.77%	to	10.93%
Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares
2010	515	1.18	to	1.21	612	0.70%	-	to	0.80%	24.97%	to	25.98%
2009	454	0.95	to	0.96	432	1.87%	-	to	0.80%	35.29%	to	60.97%
2008[19]	189	0.70	to	0.70	133	4.56%	-	to	0.80%	(35.41%)	to	(32.88%)
2007	-	-	to	-	-	-	-	to	-	-	to	-
2006	-	-	to	-	-	-	-	to	-	-	to	-
DWS Equity 500 Index VIP – Class A
2010	24,223	0.92	to	1.36	31,847	1.92%	-	to	0.80%	13.79%	to	14.70%
2009	26,267	0.80	to	1.19	30,197	2.90%	-	to	0.80%	25.31%	to	26.32%
2008	29,580	0.63	to	0.94	26,936	2.41%	-	to	0.80%	(37.66%)	to	(26.88%)
2007	30,164	1.42	to	1.49	43,822	1.50%	-	to	0.80%	4.45%	to	5.30%
2006	27,785	1.36	to	1.42	38,443	1.13%	-	to	0.80%	10.75%	to	15.52%
DWS Small Cap Index VIP – Class A
2010	401	1.16	to	1.19	467	0.86%	-	to	0.80%	25.38%	to	26.39%
2009	780	0.92	to	0.94	727	1.69%	-	to	0.80%	25.56%	to	61.59%
2008[18]	532	0.74	to	0.74	393	0.04%	-	to	0.80%	(30.71%)	to	(27.35%)
2007	-	-	to	-	-	-	-	to	-	-	to	-
2006	-	-	to	-	-	-	-	to	-	-	to	-
Federated Fund for U.S. Government Securities II
2010	15,805	1.16	to	1.66	26,058	4.68%	-	to	0.80%	4.33%	to	5.17%
2009	19,138	1.10	to	1.59	30,225	4.99%	-	to	0.80%	2.41%	to	5.21%
2008	24,047	1.06	to	1.52	36,146	4.96%	-	to	0.80%	3.44%	to	4.28%
2007	25,839	1.32	to	1.47	37,542	4.57%	-	to	0.80%	5.43%	to	6.29%
2006	25,746	1.25	to	1.40	35,432	3.96%	-	to	0.80%	3.31%	to	4.35%

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000’s)	Unit Value (Lowest to Highest)			Net Assets (000’s)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Federated High Income Bond Fund II – Primary Shares
2010	5,446	1.33	to	2.08	9,736	8.07%	-	to	0.80%	13.81%	to	14.73%
2009	5,788	1.16	to	1.81	9,075	10.57%	-	to	0.80%	19.97%	to	52.85%
2008	5,766	1.02	to	1.19	5,957	10.39%	-	to	0.80%	(26.59%)	to	(25.99%)
2007	6,779	1.39	to	1.60	9,539	7.75%	-	to	0.80%	2.60%	to	3.43%
2006	10,839	1.35	to	1.55	14,778	7.50%	-	to	0.80%	9.92%	to	10.80%
Federated Prime Money Fund II
2010[20]	47,410	0.99	to	1.00	47,069	0.00%*	-	to	0.80%	(0.75%)	to	0.00%*
2009	-	-	to	-	-	-	-	to	-	-	to	-
2008	-	-	to	-	-	-	-	to	-	-	to	-
2007	-	-	to	-	-	-	-	to	-	-	to	-
2006	-	-	to	-	-	-	-	to	-	-	to	-
Fidelity® VIP Contrafund® Portfolio – Service Class
2010	30,581	0.93	to	1.83	43,804	1.04%	-	to	0.80%	16.17%	to	17.11%
2009	36,334	0.79	to	1.57	44,789	1.24%	-	to	0.80%	27.69%	to	35.67%
2008	47,286	0.58	to	1.15	43,923	0.92%	-	to	0.80%	(43.07%)	to	(30.26%)
2007	49,617	1.57	to	2.01	81,122	0.86%	-	to	0.80%	16.56%	to	17.51%
2006	48,160	1.35	to	1.71	67,672	1.16%	-	to	0.80%	10.70%	to	11.59%
Fidelity® VIP Growth Opportunities Portfolio – Service Class
2010	9,056	0.83	to	1.18	7,756	0.10%	-	to	0.80%	22.67%	to	23.65%
2009	9,424	0.68	to	0.95	6,568	0.39%	-	to	0.80%	44.55%	to	45.72%
2008	9,162	0.47	to	0.65	4,436	0.40%	-	to	0.80%	(55.42%)	to	(33.08%)
2007	7,719	1.06	to	1.45	8,378	-	-	to	0.80%	22.05%	to	23.04%
2006	5,607	0.86	to	1.18	5,032	0.53%	-	to	0.80%	4.46%	to	10.02%
Fidelity® VIP Growth Portfolio – Service Class
2010	13,750	0.73	to	1.03	10,390	0.16%	-	to	0.80%	23.06%	to	24.06%
2009	17,107	0.59	to	0.83	10,481	0.33%	-	to	0.80%	27.12%	to	28.66%
2008	20,489	0.47	to	0.65	9,858	0.71%	-	to	0.80%	(47.66%)	to	(47.23%)
2007	22,190	0.89	to	1.24	20,423	0.61%	-	to	0.80%	25.85%	to	26.87%
2006	23,252	0.71	to	0.98	17,010	0.28%	-	to	0.80%	5.88%	to	6.73%
Fidelity® VIP Investment Grade Bond Portfolio – Service Class
2010	2,822	1.21	to	1.26	3,449	3.53%	-	to	0.80%	6.82%	to	7.68%
2009	2,926	1.13	to	1.17	3,345	8.77%	-	to	0.80%	0.55%	to	15.67%
2008	2,140	0.98	to	1.01	2,130	4.34%	-	to	0.80%	(5.04%)	to	3.25%
2007[14]	2,182	1.04	to	1.05	2,264	0.48%	-	to	0.80%	2.67%	to	3.69%
2006	-	-	to	-	-	-	-	to	-	-	to	-
Franklin Income Securities Fund – Class 2
2010	4,108	1.08	to	1.25	4,946	6.44%	-	to	0.80%	11.77%	to	12.67%
2009	3,707	0.96	to	1.11	3,992	7.99%	-	to	0.80%	34.51%	to	51.79%
2008	2,907	0.71	to	0.82	2,330	5.63%	-	to	0.80%	(30.22%)	to	(23.89%)
2007	1,843	1.15	to	1.16	2,116	3.20%	-	to	0.80%	1.31%	to	3.76%
2006[8]	748	1.11	to	1.12	833	0.59%	-	to	0.80%	5.16%	to	11.73%

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000’s)	Unit Value (Lowest to Highest)			Net Assets (000’s)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Ibbotson Aggressive Growth ETF Asset Allocation Portfolio – Class II
2010[21]	2,413	1.05	to	1.05	2,528	2.38%	-	to	0.80%	4.00%	to	4.10%
2009	-	-	to	-	-	-	-	to	-	-	to	-
2008	-	-	to	-	-	-	-	to	-	-	to	-
2007	-	-	to	-	-	-	-	to	-	-	to	-
2006	-	-	to	-	-	-	-	to	-	-	to	-
Ibbotson Balanced ETF Asset Allocation Portfolio – Class II
2010[21]	5,966	1.03	to	1.03	6,118	5.66%	-	to	0.80%	2.37%	to	2.47%
2009	-	-	to	-	-	-	-	to	-	-	to	-
2008	-	-	to	-	-	-	-	to	-	-	to	-
2007	-	-	to	-	-	-	-	to	-	-	to	-
2006	-	-	to	-	-	-	-	to	-	-	to	-
Ibbotson Growth ETF Asset Allocation Portfolio – Class II
2010[21]	7,993	1.04	to	1.04	8,320	5.66%	-	to	0.80%	3.45%	to	3.54%
2009	-	-	to	-	-	-	-	to	-	-	to	-
2008	-	-	to	-	-	-	-	to	-	-	to	-
2007	-	-	to	-	-	-	-	to	-	-	to	-
2006	-	-	to	-	-	-	-	to	-	-	to	-
Ibbotson Income and Growth ETF Asset Allocation Portfolio – Class II
2010[21]	5,144	1.01	to	1.01	5,206	4.20%	-	to	0.80%	1.34%	to	1.44%
2009	-	-	to	-	-	-	-	to	-	-	to	-
2008	-	-	to	-	-	-	-	to	-	-	to	-
2007	-	-	to	-	-	-	-	to	-	-	to	-
2006	-	-	to	-	-	-	-	to	-	-	to	-
Invesco V.I. Capital Appreciation Fund – Series I Shares
2010	5,676	0.82	to	1.01	5,094	0.75%	-	to	0.80%	14.57%	to	15.49%
2009	6,328	0.71	to	0.88	4,958	0.60%	-	to	0.80%	20.11%	to	26.94%
2008	7,362	0.64	to	0.73	4,808	-	-	to	0.80%	(42.95%)	to	(42.49%)
2007	7,902	1.12	to	1.26	9,061	-	-	to	0.80%	11.11%	to	12.01%
2006	7,911	1.01	to	1.13	8,134	0.06%	-	to	0.80%	4.89%	to	6.55%
Invesco V.I. Core Equity Fund – Series I Shares
2010	1,899	1.12	to	1.16	2,134	0.97%	-	to	0.80%	8.68%	to	9.56%
2009	2,169	1.03	to	1.06	2,241	1.82%	-	to	0.80%	27.27%	to	28.30%
2008	2,476	0.81	to	0.83	2,010	1.86%	-	to	0.80%	(30.70%)	to	(30.14%)
2007	3,367	1.17	to	1.18	3,950	1.04%	-	to	0.80%	(0.22%)	to	8.12%
2006[5]	4,237	1.09	to	1.10	4,623	0.83%	-	to	0.80%	8.57%	to	9.16%
Invesco V.I. Mid Cap Core Equity Fund – Series I Shares
2010	2,052	1.35	to	1.42	2,782	0.54%	-	to	0.80%	13.20%	to	14.11%
2009	2,643	1.19	to	1.24	3,162	1.23%	-	to	0.80%	29.17%	to	30.21%
2008	3,386	0.92	to	0.95	3,135	1.55%	-	to	0.80%	(29.09%)	to	(28.52%)
2007	3,768	1.30	to	1.33	4,916	0.21%	-	to	0.80%	8.67%	to	9.55%
2006	4,349	1.20	to	1.22	5,219	0.95%	-	to	0.80%	10.35%	to	11.24%

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000’s)	Unit Value (Lowest to Highest)			Net Assets (000’s)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Invesco Van Kampen V.I. Equity and Income Fund – Class II
2010	1,068	1.14	to	1.19	1,227	1.91%	-	to	0.80%	11.13%	to	12.03%
2009	711	1.03	to	1.06	734	2.98%	-	to	0.80%	21.51%	to	22.49%
2008	736	0.85	to	0.86	626	2.29%	-	to	0.80%	(23.30%)	to	(22.68%)
2007	463	1.10	to	1.12	513	1.74%	-	to	0.80%	2.53%	to	3.36%
2006[11]	224	1.08	to	1.08	242	0.57%	-	to	0.80%	9.32%	to	10.40%
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares
2010	1,079	1.36	to	1.43	1,471	0.26%	-	to	0.80%	22.73%	to	23.72%
2009	1,410	1.11	to	1.15	1,566	-	-	to	0.80%	9.08%	to	52.68%
2008	1,522	0.73	to	0.75	1,116	-	-	to	0.80%	(36.98%)	to	(36.47%)
2007	1,691	1.16	to	1.19	1,968	-	-	to	0.80%	(7.95%)	to	(7.20%)
2006	1,759	1.26	to	1.28	2,223	-	-	to	0.80%	15.14%	to	16.07%
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares
2010	3,820	1.25	to	1.49	5,455	5.75%	-	to	0.80%	11.42%	to	12.31%
2009	4,145	1.11	to	1.33	5,309	6.44%	-	to	0.80%	15.86%	to	34.31%
2008	4,350	0.83	to	0.99	4,182	6.58%	-	to	0.80%	(18.19%)	to	(15.15%)
2007	4,523	1.17	to	1.20	5,312	6.19%	-	to	0.80%	5.33%	to	6.19%
2006	4,310	1.11	to	1.13	4,806	6.09%	-	to	0.80%	8.46%	to	9.33%
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares
2010	12,475	0.89	to	1.14	13,633	0.55%	-	to	0.80%	16.47%	to	17.41%
2009	14,001	0.76	to	0.97	13,126	0.95%	-	to	0.80%	17.95%	to	28.66%
2008	18,260	0.79	to	0.82	14,516	1.51%	-	to	0.80%	(36.93%)	to	(36.42%)
2007	19,455	1.26	to	1.28	24,495	1.18%	-	to	0.80%	2.61%	to	3.44%
2006	20,535	1.22	to	1.24	25,175	1.33%	-	to	0.80%	10.01%	to	17.27%
Lord Abbett Series Fund Mid Cap Value Portfolio – Class VC Shares
2010	5,026	0.97	to	1.19	5,723	0.40%	-	to	0.80%	24.43%	to	25.43%
2009	5,844	0.77	to	0.95	5,340	0.45%	-	to	0.80%	(5.34%)	to	31.49%
2008	7,500	0.73	to	0.75	5,454	1.24%	-	to	0.80%	(39.84%)	to	(39.36%)
2007	8,584	1.21	to	1.23	10,370	0.41%	-	to	0.80%	(0.23%)	to	0.58%
2006	9,131	1.21	to	1.23	11,049	0.52%	-	to	0.80%	11.34%	to	12.23%
Mutual Shares Securities Fund – Class 2
2010	12,760	0.88	to	1.79	22,128	1.54%	-	to	0.80%	10.31%	to	11.19%
2009	15,214	0.79	to	1.62	23,807	1.82%	-	to	0.80%	25.04%	to	51.21%
2008	20,963	0.63	to	1.30	26,171	3.07%	-	to	0.80%	(37.61%)	to	4.25%
2007	22,698	1.61	to	2.08	45,267	1.43%	-	to	0.80%	2.65%	to	3.48%
2006	22,061	1.56	to	2.03	42,791	1.29%	-	to	0.80%	17.44%	to	18.38%
Neuberger Berman AMT Guardian Portfolio – S Class
2010	2,422	0.98	to	1.10	2,573	0.31%	-	to	0.80%	17.99%	to	18.94%
2009	3,308	0.82	to	0.93	2,980	0.87%	-	to	0.80%	28.47%	to	29.51%
2008	1,986	0.64	to	0.71	1,391	0.60%	-	to	0.80%	(37.87%)	to	(26.85%)
2007	986	1.13	to	1.14	1,111	0.37%	-	to	0.80%	6.28%	to	7.14%
2006[10]	101	1.06	to	1.07	107	1.47%	-	to	0.80%	9.12%	to	12.63%

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000’s)	Unit Value (Lowest to Highest)			Net Assets (000’s)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Neuberger Berman AMT Small Cap Growth Portfolio – S Class
2010	325	0.84	to	0.90	275	-	-	to	0.80%	0.91%	to	29.60%
2009	214	0.70	to	0.70	151	-	0.80%	to	0.80%	21.77%	to	21.77%
2008	22	0.58	to	0.58	13	-	0.80%	to	0.80%	(39.96%)	to	(5.97%)
2007	10	0.96	to	0.96	9	-	0.80%	to	0.80%	(0.29%)	to	(0.23%)
2006[13]	5	0.97	to	0.97	5	-	0.80%	to	0.80%	3.32%	to	3.32%
Oppenheimer Capital Appreciation Fund/VA – Service Shares
2010	1,328	0.96	to	1.00	1,277	-	-	to	0.80%	8.27%	to	9.14%
2009	1,264	0.89	to	0.91	1,129	0.01%	-	to	0.80%	33.56%	to	65.88%
2008	770	0.62	to	0.63	479	-	-	to	0.80%	(46.10%)	to	(45.66%)
2007	680	1.15	to	1.17	783	0.01%	-	to	0.80%	12.94%	to	13.86%
2006[10]	442	1.02	to	1.02	451	-	-	to	0.80%	(0.48%)	to	7.97%
Oppenheimer Global Securities Fund/VA – Service Shares
2010	1,424	0.96	to	1.09	1,505	1.18%	-	to	0.80%	14.78%	to	15.70%
2009	1,213	0.83	to	0.95	1,116	1.79%	-	to	0.80%	34.53%	to	39.36%
2008	1,546	0.59	to	0.68	1,031	1.06%	-	to	0.80%	(40.81%)	to	2.51%
2007	1,255	1.12	to	1.14	1,410	0.88%	-	to	0.80%	3.47%	to	5.23%
2006[7]	436	1.07	to	1.07	465	-	0.80%	to	0.80%	4.65%	to	13.50%
Oppenheimer Main Street Small Cap Fund®/VA – Service Shares
2010	3,395	1.00	to	1.16	3,414	0.41%	-	to	0.80%	22.07%	to	23.06%
2009	2,918	0.82	to	0.94	2,392	0.51%	-	to	0.80%	35.79%	to	36.88%
2008	4,962	0.60	to	0.69	3,006	0.10%	-	to	0.80%	(38.50%)	to	(30.38%)
2007	1,195	0.98	to	0.99	1,172	0.11%	-	to	0.80%	(9.54%)	to	(2.19%)
2006[11]	279	1.00	to	1.00	279	-	0.80%	to	0.80%	5.47%	to	10.02%
Phoenix Comstock Series
2010	-	-	to	-	-	1.83%	-	to	0.80%	11.35%	to	12.11%
2009	15,431	0.97	to	1.53	22,031	2.05%	-	to	0.80%	28.78%	to	29.97%
2008	17,445	0.74	to	1.19	19,277	1.76%	-	to	0.80%	(36.24%)	to	(35.73%)
2007	19,825	1.16	to	1.86	34,764	1.55%	-	to	0.80%	(3.00%)	to	(2.22%)
2006	22,954	1.19	to	1.92	41,460	1.70%	-	to	0.80%	19.93%	to	20.90%
Phoenix Dynamic Asset Allocation Series: Aggressive Growth
2010	-	-	to	-	-	0.44%	-	to	0.80%	9.86%	to	10.64%
2009	2,379	0.93	to	0.96	2,220	1.93%	-	to	0.80%	26.48%	to	27.50%
2008	2,267	0.74	to	0.75	1,673	1.61%	-	to	0.80%	(38.75%)	to	(38.25%)
2007	2,169	1.20	to	1.22	2,612	1.12%	-	to	0.80%	2.33%	to	8.45%
2006[4]	1,043	1.12	to	1.13	1,166	2.23%	-	to	0.80%	(0.47%)	to	12.47%
Phoenix Dynamic Asset Allocation Series: Growth
2010	-	-	to	-	-	0.49%	-	to	0.80%	8.98%	to	9.75%
2009	8,200	0.97	to	1.00	7,989	1.95%	-	to	0.80%	22.77%	to	23.76%
2008	8,245	0.79	to	0.81	6,558	2.06%	-	to	0.80%	(32.73%)	to	(32.18%)
2007	7,147	1.17	to	1.19	8,431	1.58%	-	to	0.80%	7.46%	to	8.33%
2006[4]	3,465	1.09	to	1.10	3,794	3.81%	-	to	0.80%	6.50%	to	10.18%

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000’s)	Unit Value (Lowest to Highest)			Net Assets (000’s)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Phoenix Dynamic Asset Allocation Series: Moderate
2010	-	-	to	-	-	0.66%	-	to	0.80%	6.71%	to	7.47%
2009	4,199	1.05	to	1.08	4,411	2.33%	-	to	0.80%	11.77%	to	23.63%
2008	4,206	0.94	to	0.94	3,949	3.18%	-	to	0.80%	(20.65%)	to	(16.47%)
2007	330	1.12	to	1.14	371	2.98%	-	to	0.80%	3.01%	to	7.11%
2006[4]	342	1.05	to	1.05	359	23.55%	0.80%	to	0.80%	0.01%	to	5.51%
Phoenix Dynamic Asset Allocation Series: Moderate Growth
2010	-	-	to	-	-	0.63%	-	to	0.80%	8.53%	to	9.30%
2009	4,228	1.01	to	1.04	4,270	2.40%	-	to	0.80%	17.70%	to	18.65%
2008	3,340	0.86	to	0.88	2,866	2.29%	-	to	0.80%	(26.20%)	to	(25.60%)
2007	2,885	1.16	to	1.18	3,354	2.42%	-	to	0.80%	7.63%	to	8.50%
2006[4]	891	1.08	to	1.09	962	3.37%	-	to	0.80%	7.82%	to	9.41%
Phoenix Equity 500 Index Series
2010	-	-	to	-	-	1.76%	-	to	0.80%	10.86%	to	11.62%
2009	22,708	0.90	to	1.23	27,504	2.28%	-	to	0.80%	(0.01%)	to	26.22%
2008	28,726	0.71	to	0.98	27,778	1.65%	-	to	0.80%	(37.81%)	to	(30.53%)
2007	32,959	1.14	to	1.58	51,242	1.29%	-	to	0.80%	(0.78%)	to	4.87%
2006	37,558	1.08	to	1.52	55,894	1.36%	-	to	0.80%	3.32%	to	14.21%
Phoenix Mid-Cap Growth Series
2010	-	-	to	-	-	-	-	to	0.80%	18.59%	to	19.40%
2009	18,776	0.68	to	1.21	21,896	-	-	to	0.80%	28.61%	to	34.68%
2008	21,285	0.52	to	0.94	19,211	-	-	to	0.80%	(43.92%)	to	(43.47%)
2007	23,980	0.93	to	1.67	38,990	-	-	to	0.80%	20.82%	to	21.80%
2006	27,967	0.76	to	1.38	37,704	-	-	to	0.80%	3.30%	to	4.13%
Phoenix Mid-Cap Value Series
2010	-	-	to	-	-	0.35%	-	to	0.80%	18.79%	to	19.60%
2009	13,832	0.86	to	2.27	24,197	0.84%	-	to	0.80%	31.57%	to	32.63%
2008	15,881	0.65	to	1.71	21,135	0.16%	-	to	0.80%	(36.19%)	to	(30.05%)
2007	18,095	1.99	to	2.65	37,502	0.13%	-	to	0.80%	1.18%	to	2.00%
2006	18,880	1.97	to	2.60	38,670	0.42%	-	to	0.80%	6.30%	to	14.91%
Phoenix Money Market Series
2010	-	-	to	-	-	1.26%	-	to	0.80%	(0.03%)	to	0.02%
2009	31,488	1.01	to	2.35	56,491	0.05%	-	to	0.80%	(0.74%)	to	0.06%
2008	36,210	1.01	to	2.36	64,783	2.20%	-	to	0.80%	0.51%	to	2.25%
2007	33,621	1.14	to	2.32	60,100	4.76%	-	to	0.80%	4.03%	to	4.88%
2006	35,146	1.09	to	2.23	60,133	4.32%	-	to	0.80%	0.28%	to	4.41%
Phoenix Multi-Sector Short Term Bond Series
2010	-	-	to	-	-	7.70%	-	to	0.80%	11.10%	to	11.86%
2009	5,919	1.18	to	1.41	7,961	5.97%	-	to	0.80%	12.41%	to	32.07%
2008	17,665	1.02	to	1.07	18,294	5.67%	-	to	0.80%	(12.06%)	to	0.09%
2007	9,350	1.16	to	1.21	10,938	5.56%	-	to	0.80%	3.15%	to	3.98%
2006	8,836	1.13	to	1.16	10,021	4.66%	-	to	0.80%	4.87%	to	5.71%

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000’s)	Unit Value (Lowest to Highest)			Net Assets (000’s)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class
2010	3,941	0.83	to	1.17	4,444	15.03%	-	to	0.80%	23.25%	to	24.25%
2009	3,763	0.66	to	0.94	3,441	6.04%	-	to	0.80%	40.48%	to	41.62%
2008	2,911	0.47	to	0.66	1,893	4.47%	-	to	0.80%	(55.53%)	to	(42.98%)
2007	2,351	1.17	to	1.18	2,742	6.15%	-	to	0.80%	15.16%	to	22.15%
2006[6]	361	0.95	to	0.95	344	8.40%	0.80%	to	0.80%	(6.38%)	to	(5.42%)
PIMCO Real Return Portfolio – Advisor Class
2010	2,595	1.15	to	1.34	3,364	1.35%	-	to	0.80%	7.13%	to	8.00%
2009	2,666	1.06	to	1.24	3,224	3.05%	-	to	0.80%	8.35%	to	18.24%
2008	2,560	0.94	to	1.05	2,638	3.38%	-	to	0.80%	(7.87%)	to	(1.46%)
2007	848	1.12	to	1.13	948	4.54%	-	to	0.80%	1.65%	to	10.53%
2006[12]	163	1.02	to	1.02	166	4.58%	-	to	0.80%	(0.71%)	to	1.62%
PIMCO Total Return Portfolio – Advisor Class
2010	8,799	1.28	to	1.46	12,454	2.32%	-	to	0.80%	7.14%	to	8.00%
2009	13,565	1.18	to	1.35	17,904	5.34%	-	to	0.80%	6.10%	to	13.92%
2008	11,655	1.06	to	1.19	13,589	4.32%	-	to	0.80%	0.09%	to	4.69%
2007	1,232	1.12	to	1.13	1,378	4.72%	-	to	0.80%	4.08%	to	8.04%
2006[9]	562	1.04	to	1.04	582	4.54%	0.80%	to	0.80%	3.67%	to	3.95%
Rydex VT Inverse Government Long Bond Strategy Fund
2010	166	0.63	to	0.67	108	-	-	to	0.80%	(13.51%)	to	(11.76%)
2009	212	0.73	to	0.77	157	-	-	to	0.80%	18.46%	to	19.41%
2008	237	0.62	to	0.65	148	0.43%	-	to	0.80%	(30.77%)	to	(30.21%)
2007	277	0.89	to	0.93	250	4.42%	-	to	0.80%	(5.28%)	to	(4.51%)
2006	319	0.94	to	0.97	302	3.46%	-	to	0.80%	7.24%	to	8.11%
Rydex VT Nova Fund
2010	125	1.23	to	1.30	154	0.20%	-	to	0.80%	19.01%	to	19.96%
2009	148	1.03	to	1.09	152	0.94%	-	to	0.80%	34.42%	to	35.51%
2008	168	0.77	to	0.80	129	0.36%	-	to	0.80%	(54.84%)	to	(54.47%)
2007	201	1.70	to	1.76	341	1.18%	-	to	0.80%	0.31%	to	1.13%
2006	296	1.69	to	1.74	500	1.20%	-	to	0.80%	16.13%	to	19.27%
Rydex|SGI VT U.S. Long Short Momentum Fund
2010	534	1.58	to	1.68	844	-	-	to	0.80%	10.32%	to	11.21%
2009	701	1.43	to	1.51	1,003	0.09%	-	to	0.80%	26.28%	to	27.29%
2008	835	1.13	to	1.18	947	-	-	to	0.80%	(41.21%)	to	(40.73%)
2007	951	1.93	to	2.00	1,833	-	-	to	0.80%	21.76%	to	22.75%
2006	1,053	1.58	to	1.63	1,668	-	-	to	0.80%	(11.88%)	to	11.39%
Sentinel Variable Products Balanced Fund
2010	553	1.03	to	1.06	570	1.78%	-	to	0.80%	11.30%	to	12.19%
2009	473	0.93	to	0.94	438	2.68%	-	to	0.80%	5.02%	to	27.91%
2008	422	0.77	to	0.77	324	4.37%	0.50%	to	0.80%	(24.56%)	to	(18.51%)
2007[17]	17	1.02	to	1.02	17	18.47%	0.80%	to	0.80%	(2.04%)	to	(2.04%)
2006	-	-	to	-	-	-	-	to	-	-	to	-

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000’s)	Unit Value (Lowest to Highest)			Net Assets (000’s)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Sentinel Variable Products Bond Fund
2010	1,507	1.23	to	1.26	1,858	1.77%	-	to	0.80%	1.96%	to	7.33%
2009	3,408	1.14	to	1.18	3,950	3.02%	-	to	0.80%	10.19%	to	11.08%
2008	6,182	1.03	to	1.06	6,484	16.63%	-	to	0.80%	1.41%	to	4.65%
2007[15]	216	1.02	to	1.02	220	22.26%	-	to	0.80%	0.53%	to	3.20%
2006	-	-	to	-	-	-	-	to	-	-	to	-
Sentinel Variable Products Common Stock Fund
2010	5,584	0.99	to	1.07	5,540	1.33%	-	to	0.80%	14.87%	to	15.80%
2009	5,780	0.86	to	0.93	4,989	1.10%	-	to	0.80%	26.73%	to	27.75%
2008	13,720	0.68	to	0.72	9,358	2.03%	-	to	0.80%	(33.58%)	to	(22.11%)
2007[15]	580	1.02	to	1.03	595	9.56%	-	to	0.80%	(2.30%)	to	4.73%
2006	-	-	to	-	-	-	-	to	-	-	to	-
Sentinel Variable Products Mid Cap Fund
2010	980	0.91	to	0.94	903	0.05%	-	to	0.80%	22.53%	to	23.51%
2009	1,039	0.74	to	0.76	779	0.15%	-	to	0.80%	4.29%	to	30.60%
2008	866	0.56	to	0.58	501	-	-	to	0.80%	(46.49%)	to	(33.20%)
2007[16]	222	1.08	to	1.08	239	-	0.80%	to	0.80%	(2.00%)	to	6.77%
2006	-	-	to	-	-	-	-	to	-	-	to	-
Sentinel Variable Products Small Company Fund
2010	1,662	1.05	to	1.18	1,744	0.06%	-	to	0.80%	22.75%	to	23.74%
2009	1,332	0.85	to	0.95	1,137	0.51%	-	to	0.80%	26.13%	to	27.15%
2008	794	0.68	to	0.75	537	0.45%	-	to	0.80%	(32.83%)	to	(24.33%)
2007[15]	94	1.01	to	1.01	95	5.15%	-	to	0.80%	(3.07%)	to	2.86%
2006	-	-	to	-	-	-	-	to	-	-	to	-
Templeton Developing Markets Securities Fund – Class 2
2010	2,246	0.97	to	3.59	7,950	1.56%	-	to	0.80%	16.65%	to	17.59%
2009	2,538	0.83	to	3.06	7,699	3.90%	-	to	0.80%	71.21%	to	72.59%
2008	2,403	0.48	to	1.77	4,260	2.75%	-	to	0.80%	(53.08%)	to	(43.13%)
2007	2,855	3.74	to	3.78	10,785	2.14%	-	to	0.80%	27.75%	to	28.78%
2006	1,548	2.91	to	2.96	4,576	1.05%	-	to	0.80%	27.07%	to	28.09%
Templeton Foreign Securities Fund – Class 2
2010	9,561	0.91	to	1.68	15,479	1.90%	-	to	0.80%	7.54%	to	8.41%
2009	10,836	0.84	to	1.56	16,341	3.39%	-	to	0.80%	26.41%	to	37.04%
2008	12,599	0.61	to	1.14	13,951	2.41%	-	to	0.80%	(40.86%)	to	(29.86%)
2007	14,659	1.74	to	1.93	27,401	1.95%	-	to	0.80%	(0.11%)	to	15.46%
2006	15,821	1.51	to	1.68	25,791	1.25%	-	to	0.80%	20.48%	to	21.44%
Templeton Global Asset Allocation Fund – Class 2
2010	-	-	to	-	-	9.44%	-	to	0.80%	3.67%	to	3.94%
2009	433	1.66	to	1.91	820	9.39%	-	to	0.80%	(14.05%)	to	21.81%
2008	486	1.36	to	1.58	761	10.82%	-	to	0.80%	(25.70%)	to	(25.10%)
2007	543	1.82	to	2.13	1,143	17.52%	-	to	0.80%	9.13%	to	10.01%
2006	578	1.65	to	1.95	1,115	7.09%	-	to	0.80%	20.14%	to	21.11%

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000’s)	Unit Value (Lowest to Highest)			Net Assets (000’s)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Templeton Growth Securities Fund – Class 2
2010	6,392	0.82	to	1.73	10,626	1.37%	-	to	0.80%	6.53%	to	7.39%
2009	7,997	0.76	to	1.63	12,516	3.21%	-	to	0.80%	30.05%	to	67.98%
2008	9,609	0.58	to	1.25	11,552	1.78%	-	to	0.80%	(42.79%)	to	(5.86%)
2007	11,356	1.63	to	2.19	23,759	1.32%	-	to	0.80%	1.52%	to	2.35%
2006	11,184	1.60	to	2.15	23,091	1.31%	-	to	0.80%	20.84%	to	21.81%
Virtus Capital Growth Series
2010	30,500	0.63	to	3.86	106,658	0.42%	-	to	0.80%	8.05%	to	14.88%
2009	35,368	0.55	to	3.37	108,485	0.86%	-	to	0.80%	28.89%	to	29.93%
2008	39,520	0.42	to	2.61	93,964	0.03%	-	to	0.80%	(41.25%)	to	(40.78%)
2007	44,358	0.71	to	4.43	178,892	0.26%	-	to	0.80%	(0.65%)	to	10.75%
2006	50,797	0.64	to	4.02	186,428	0.21%	-	to	0.80%	(0.23%)	to	3.22%
Virtus Growth & Income Series
2010	48,046	1.05	to	1.41	66,305	1.18%	-	to	0.80%	5.20%	to	12.83%
2009	18,059	1.06	to	1.26	22,294	1.59%	-	to	0.80%	22.51%	to	23.50%
2008	21,110	0.86	to	1.03	21,245	1.31%	-	to	0.80%	(35.45%)	to	(34.93%)
2007	25,041	1.33	to	1.60	38,869	0.96%	-	to	0.80%	5.80%	to	6.66%
2006	26,367	1.25	to	1.51	38,734	1.14%	-	to	0.80%	11.57%	to	17.18%
Virtus International Series
2010	18,714	0.98	to	4.20	70,185	2.42%	-	to	0.80%	12.57%	to	13.47%
2009	21,570	0.87	to	3.72	71,979	3.20%	-	to	0.80%	38.75%	to	39.87%
2008	25,298	0.62	to	2.67	60,671	1.89%	-	to	0.80%	(39.47%)	to	(24.97%)
2007	28,169	1.77	to	4.40	111,898	1.53%	-	to	0.80%	14.02%	to	14.94%
2006	30,187	1.54	to	3.85	105,044	2.21%	-	to	0.80%	14.36%	to	27.37%
Virtus Multi-Sector Fixed Income Series
2010	10,524	1.32	to	5.49	45,985	7.42%	-	to	0.80%	13.44%	to	14.36%
2009	10,583	1.15	to	4.82	40,807	7.09%	-	to	0.80%	14.38%	to	40.13%
2008	13,481	0.82	to	3.46	36,957	6.50%	-	to	0.80%	(18.59%)	to	(1.46%)
2007	24,647	1.52	to	4.23	88,583	5.22%	-	to	0.80%	2.88%	to	3.71%
2006	26,435	1.47	to	4.10	93,566	5.45%	-	to	0.80%	5.99%	to	6.84%
Virtus Real Estate Securities Series
2010	4,830	0.99	to	4.96	21,926	1.91%	-	to	0.80%	26.98%	to	28.00%
2009	5,996	0.77	to	3.90	21,049	3.60%	-	to	0.80%	28.08%	to	29.12%
2008	6,858	0.60	to	3.03	18,839	1.51%	-	to	0.80%	(40.83%)	to	(36.88%)
2007	7,484	2.81	to	4.83	32,925	1.23%	-	to	0.80%	(16.39%)	to	(15.71%)
2006	8,741	3.34	to	5.76	46,224	1.30%	-	to	0.80%	19.51%	to	37.07%
Virtus Small-Cap Growth Series
2010	15,968	0.76	to	1.94	29,053	-	-	to	0.80%	3.19%	to	13.53%
2009	4,430	0.67	to	1.71	7,161	-	-	to	0.80%	(23.95%)	to	27.18%
2008	5,629	1.33	to	1.40	7,493	-	-	to	0.80%	(45.37%)	to	(31.20%)
2007	6,482	2.43	to	2.53	15,788	-	-	to	0.80%	1.94%	to	16.10%
2006	7,108	2.11	to	2.18	15,016	0.03%	-	to	0.80%	0.87%	to	19.45%

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000’s)	Unit Value (Lowest to Highest)			Net Assets (000’s)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)

Virtus Small-Cap Value Series
2010	17,631	0.87	to	2.02	34,645	0.98%	-	to	0.80%	3.27%	to	17.40%
2009	6,941	0.74	to	1.74	11,737	0.46%	-	to	0.80%	19.93%	to	20.90%
2008	8,009	0.62	to	1.45	11,285	0.08%	-	to	0.80%	(38.41%)	to	0.74%
2007	9,234	2.04	to	2.35	21,096	-	-	to	0.80%	(2.89%)	to	(2.10%)
2006	10,242	2.10	to	2.42	24,109	0.22%	-	to	0.80%	7.72%	to	16.75%
Virtus Strategic Allocation Series
2010	9,811	1.06	to	5.43	47,047	2.81%	-	to	0.80%	12.29%	to	13.20%
2009	11,725	0.94	to	4.82	50,033	3.62%	-	to	0.80%	23.52%	to	24.52%
2008	13,690	0.75	to	3.89	47,637	2.97%	-	to	0.80%	(26.04%)	to	0.08%
2007	15,665	1.36	to	5.24	72,855	2.65%	-	to	0.80%	5.13%	to	5.99%
2006	16,980	1.29	to	4.97	75,169	2.59%	-	to	0.80%	11.79%	to	12.69%
Wanger International
2010	10,122	1.00	to	4.65	43,693	2.43%	-	to	0.80%	23.92%	to	24.92%
2009	11,942	0.80	to	3.74	41,646	3.76%	-	to	0.80%	48.58%	to	49.78%
2008	13,707	0.54	to	2.51	31,892	1.01%	-	to	0.80%	(46.04%)	to	(26.50%)
2007	16,383	2.44	to	4.64	70,841	0.88%	-	to	0.80%	15.38%	to	16.31%
2006	18,094	2.10	to	4.01	68,022	0.55%	-	to	0.80%	14.10%	to	37.16%
Wanger International Select
2010	3,225	0.91	to	3.25	9,523	1.31%	-	to	0.80%	21.11%	to	22.09%
2009	3,712	0.75	to	2.69	9,131	3.07%	-	to	0.80%	21.41%	to	32.92%
2008	4,801	0.56	to	2.04	8,721	0.40%	-	to	0.80%	(44.79%)	to	(42.29%)
2007	5,831	1.62	to	3.69	19,013	0.67%	-	to	0.80%	19.50%	to	21.78%
2006	5,240	1.34	to	3.05	14,343	0.28%	-	to	0.80%	34.91%	to	36.00%
Wanger Select
2010	4,518	1.21	to	3.38	13,524	0.56%	-	to	0.80%	25.55%	to	26.57%
2009	4,959	0.96	to	2.69	11,844	-	-	to	0.80%	36.96%	to	66.19%
2008	5,862	1.11	to	1.63	8,479	-	-	to	0.80%	(49.47%)	to	(49.06%)
2007	6,891	2.19	to	3.23	19,781	-	-	to	0.80%	8.51%	to	9.39%
2006	6,289	2.02	to	2.98	16,533	0.37%	-	to	0.80%	18.75%	to	19.70%

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 5—Financial Highlights (Continued)

	At December 31,					For the periods ended December 31,
	Units (000’s)	Unit Value (Lowest to Highest)			Net Assets (000’s)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)
Wanger USA
2010	15,567	1.07	to	3.23	48,177	-	-	to	0.80%	22.37%	to	23.35%
2009	18,414	0.87	to	2.64	46,714	-	-	to	0.80%	41.09%	to	42.23%
2008	21,593	1.06	to	1.86	38,783	-	-	to	0.80%	(40.17%)	to	(39.68%)
2007	26,061	1.77	to	3.10	77,914	-	-	to	0.80%	4.54%	to	5.39%
2006	29,901	1.68	to	2.96	85,779	0.23%	-	to	0.80%	0.83%	to	7.87%

* Amount is less than 0.005%.

1 The investment income ratios represent the annualized dividends, excluding distributions of capital gains, received by the Investment Option from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the daily average net assets. These ratios exclude those expenses, such as mortality and expense charges that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Investment Option is affected by the timing of the declaration of dividends by the underlying fund in which the Investment Option invests.

2 The expense ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

3 The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Total return is presented as the minimum and maximum return for the units invested in the Investment Option. While the Investment Option may be active in a given year, certain units may be initiated during the year. The corresponding return on those units, which is for the partial year, may cause the minimum and maximum total return for all the units in that Investment Option to deviate outside the range of the expense ratios presented.

[4] From inception February 6, 2006 to December 31, 2006.	[13] From inception June 7, 2006 to December 31, 2006.
[5] From inception April 28, 2006 to December 31, 2006.	[14] From inception January 30, 2007 to December 31, 2007.
[6] From inception May 2, 2006 to December 31, 2006.	[15] From inception September 11, 2007 to December 31, 2007.
[7] From inception May 8, 2006 to December 31, 2006.	[16] From inception October 9, 2007 to December 31, 2007.
[8] From inception May 12, 2006 to December 31, 2006.	[17] From inception October 29, 2007 to December 31, 2007.
[9] From inception May 16, 2006 to December 31, 2006.	[18] From inception April 15, 2008 to December 31, 2008.
[10] From inception May 18, 2006 to December 31, 2006.	[19] From inception April 18, 2008 to December 31, 2008.
[11] From inception May 24, 2006 to December 31, 2006.	[20] From inception January 22, 2010 to December 31, 2010.
[12] From inception June 1, 2006 to December 31, 2006.	[21] From inception November 19, 2010 to December 31, 2010.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 6—Policy Loans

Policy provisions generally allow policyowners to borrow up to 90%-100% of the policy’s cash surrender value, reduced by an amount equal to the surrender charge with loan interest payable on each policy anniversary. Loan interest rates vary by product. At the time the loan is granted, an amount equivalent to the amount of the loan is transferred from the Separate Account and the non-loaned portion of the Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account, part of Phoenix’s general account, as collateral for the outstanding loan. Transfers from the account are included as transfers for contract benefits and terminations in the accompanying financial statements. Amounts in the loaned portion of the Guaranteed Interest Account are credited with interest at 2% for all states except New York and 4% for New York. Loan repayments result in a transfer of collateral back to the Separate Account and the non-loaned portion of the Guaranteed Interest Account.

Note 7—Fees and Related Party Transactions

Phoenix and its affiliate, 1851 Securities, Inc. (“1851 Securities”), provide services to the Separate Account. Phoenix is the insurer who provides the contract benefits as well as provides administrative and contract maintenance services to the Separate Account. 1851 Securities, a registered broker/dealer, is the principal underwriter and distributor for the Separate Account (see note 10).

Certain fees are deducted from the Contracts. To understand all of the charges that are assessed, a policyholder may refer to their policy contract provided at issue or the most recent product prospectus provided annually. Those fees are described below:

A)	Contract Maintenance Charges

The Separate Account is assessed periodic Contract Maintenance Charges which are designed to compensate Phoenix for certain costs associated with maintenance. These expenses are included in a separate line item entitled “Contract Maintenance Charges” in the accompanying statements of changes in net assets. The total aggregate expense for the periods ended December 31, 2010 and 2009 were $ 68,083,049 and $75,020,140, respectively. The charges assessed the Separate Account for Contract Maintenance Charges are outlined as follows:

Administration Charge – In accordance with terms of the contracts, Phoenix may make deductions for administrative charges. Because a policy’s face amount and policy duration may vary, the administrative charge may also vary.

Policy Surrender Charge – In accordance with terms of the contracts, Phoenix makes deductions for surrender charges. Because a policy’s account value and policy duration may vary, the surrender charge may also vary.

Cost of Insurance Charge – In accordance with terms of the contracts, Phoenix makes deductions for costs of insurance to cover Phoenix’s anticipated mortality costs. Because a policy’s account value and death benefit may vary from month to month, the cost of insurance charge may also vary.

Other Charges – Phoenix may deduct other costs depending on the policy terms.

All of the above expenses are taken out as a redemption of units.

B)	Optional Rider and Benefit Charges

Phoenix may deduct other charges and fees based on the selection of Other Optional Policy Benefits and Riders. These expenses are included in a separate line item entitled “Transfers for contract benefits and terminations” in the accompanying statements of changes in net assets. This expense is taken out as a redemption of units.

C)	Mortality and Expense Fee and Administration Fee Charges

Phoenix will make deductions at a maximum rate of 0.80% of the contracts value for the mortality and expense risks and 0.20% for administration fees, which the company undertakes. These expenses are included in separate line items “Mortality and Expense Fees” and “Administration Fees” in the accompanying statements of operations. The total aggregate expense for the periods ended December 31, 2010 and 2009 were $6,409,594 and $6,192,800 respectively. This expense is taken out as a reduction of unit values. In accordance with the terms of the contracts, other mortality and expense fee charges and administration fee charges may be taken out as transfers for contract benefits and terminations.

Note 8—Distribution of Net Income

The Separate Account does not declare distributions to participants from accumulated net income. The accumulated net income is distributed to participants as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 9—Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the “Code”) as amended, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each investment option is required to satisfy the requirements of Section 817(h). The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

Phoenix intends that each of the investment options shall comply with the diversification requirements and, in the event of any failure to comply, will take immediate corrective action to assure compliance.

Note 10—Other

As a result of the PNX spin-off of the asset management segment of its business, Virtus Investment Partners, Inc. (“Virtus”) and its subsidiaries, to PNX’s shareholders, Phoenix Equity Planning Corporation (“PEPCO”), a registered broker/dealer in securities, is no longer an affiliate of Phoenix. PEPCO operated as the principal underwriter and distributor for the Separate Account under a separate interim service agreement for the period January 1, 2009 to February 4, 2009. Effective February 5, 2009 the principal underwriter and distributor for the Separate Account became PFG Distribution Company, a subsidiary of Philadelphia Financial Group, Inc. (an affiliate of Phoenix). On February 5, 2009 PEPCO, under Virtus, changed its name to VP Distributors, Inc. and PFG Distribution Company changed its name to PEPCO. On September 15, 2010, 1851 Securities, Inc. became the principal underwriter and distributor for the Separate Account.

In light of downgrades to the financial strength ratings of the Sponsor of the Separate Accounts, Phoenix or its affiliated insurers, and the decline in sales through traditional distribution sources of the Sponsor’s variable products, the Sponsor’s parent company, PNX, initiated a business plan that shifts the focus of new business development to areas that are less capital intensive, less ratings sensitive and not dependent on particular distributors. This plan leverages existing strengths and includes a newly formed distribution subsidiary of PNX, Saybrus Partners, Inc. (“Saybrus”), repositioning some of the Sponsor’s core life and annuity products for the middle market and establishing new relationships with distributors within that market, and identifying market opportunities for the Sponsor’s alternative retirement solutions products.

Saybrus Equity Services, Inc., a broker-dealer subsidiary of Saybrus, distributes the Sponsor’s products through non-affiliated advisors, broker-dealers and other financial intermediaries.

Suspension of Distribution Relationships

In March 2009, State Farm Mutual Automobile Insurance Company (“State Farm”) suspended the sale of Phoenix products pending a re-evaluation of the relationship between the two companies. During 2008, State Farm was the Sponsor’s largest distributor of annuity and life insurance products accounting for approximately 27% of the Sponsor’s total life insurance premiums and approximately 68% of the Sponsor’s annuity deposits. On July 30, 2009, the Sponsor’s parent company restructured its agreement with State Farm, amending the existing agreement to clarify the service and support it will provide to customers who purchased their policies and contracts through a State Farm agent, as well as State Farm agents themselves. The restructured agreement does not provide for any new sales of the Sponsor’s products through the State Farm distribution system. Approximately 90,000 of the Sponsor’s inforce policies and contracts were sold through State Farm agents.

Also in March 2009, National Life Group suspended the sale of Phoenix products. In 2008, National Life was the Sponsor’s second largest distributor of annuity products accounting for approximately 14% of the Sponsor’s annuity deposits.

Ratings

Rating agencies assign financial strength ratings to Phoenix and its subsidiaries based on their opinions of the Companies’ ability to meet their financial obligations. Ratings downgrades may result in lower sales, higher surrenders and increased or decreased interest costs with future borrowings.

On January 13, 2010, A.M. Best Company, Inc. downgraded Phoenix’s financial strength rating to B+ from B++. On March 10, 2009, A.M. Best Company, Inc. downgraded Phoenix’s financial strength rating to B++ from A.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 10—Other (Continued)

On June 17, 2010, Moody’s Investor Services downgraded the Phoenix’s financial strength rating of Ba1 to Ba2. and changed its outlook from negative to stable. On September 8, 2009, Moody’s Investor Services downgraded Phoenix’s financial strength rating of Baa2 to Ba1 and maintained its negative outlook. On March 10, 2009, Moody’s Investor Services downgraded Phoenix’s financial strength rating to Baa2 from Baa1.

On February 12, 2009, Standard and Poor’s downgraded Phoenix’s financial strength rating from BB to BB- and maintained its negative outlook. On August 6, 2009, Standard and Poor’s downgraded Phoenix’s financial strength rating of BBB to BB. On May 7, 2009, Standard and Poor’s affirmed Phoenix’s financial strength rating of BBB-.

On March 10, 2009, Standard and Poor’s downgraded Phoenix’s financial strength rating to BBB- from BBB.

Given these developments, it is possible that rating agencies will heighten the level of scrutiny that they apply to the Sponsor, will request additional information from the Sponsor, and may adjust upward the capital and other requirements employed in their models for maintenance of certain rating levels.

The Sponsor cannot predict what additional actions rating agencies may take, or what actions the Sponsor may take in response to the actions of rating agencies, which could adversely affect the Sponsor’s business. As with other companies in the financial services industry, the Sponsor’s ratings could be downgraded at any time and without any notice by any rating agency.

The financial strength ratings as of December 31, 2010 were as follows:

Rating Agency	Financial Strength Ratings of Phoenix	Outlook
A.M. Best Company, Inc.	B++	Negative
Moody’s	Ba2	Stable
Standard & Poor’s	BB-	Negative

See Note 12 of these financial statements for the current ratings.

These ratings are not a recommendation to buy, hold or sell your insurance contract.

Note 11—Mergers and Liquidations

On July 1, July 26, and August 25, 2010, the Board of Trustees (“Board”) for the Virtus Variable Insurance Trust (“VVIT”), formerly the Phoenix Edge Series Fund, considered and approved the following mergers:

Merging Series	Ibbotson Portfolio Series
Phoenix Dynamic Asset Allocation Series-Aggressive Growth	Ibbotson Aggressive Growth ETF Asset Allocation Portfolio – Class II
Phoenix Dynamic Asset Allocation Series-Growth	Ibbotson Growth ETF Asset Allocation Portfolio – Class II
Phoenix Dynamic Asset Allocation Series-Moderate Growth	Ibbotson Balanced ETF Asset Allocation Portfolio – Class II
Phoenix Dynamic Asset Allocation Series-Moderate	Ibbotson Income and Growth ETF Asset Allocation Portfolio – Class II

The Ibbotson Portfolio Series are each a series of Financial Investors Variable Insurance Trust, 1290 Broadway, Suite1100, Denver, CO 80203. The shareholders approved the mergers on November 12, 2010 and this transaction closed on November 19, 2010.

On July 26, 2010, the VVIT Board considered and approved a new advisor and subadvisors for several series, as well as the mergers of several series into other series. The Board approved Virtus Investment Advisers, Inc. (“VIA”) as advisor and an affiliate as distributor to eight series (“Virtus Series”) and also approved the merger of five other series into the Virtus Series (“Virtus Transaction”).

The shareholders approved the mergers and new advisor/subadvisors on October 29, 2010 as follows:

VIA became the investment advisor of the following series: Phoenix Capital Growth Series, Phoenix Growth and Income Series, Phoenix Multi-Sector Fixed Income Series, Phoenix Strategic Allocation Series, Phoenix Small-Cap Growth Series, Phoenix Small-Cap Value Series, Phoenix-Aberdeen International Series, Phoenix-Duff & Phelps Real Estate Securities Series. SCM Advisors, LLC, a VIA affiliate, became the subadvisor for Phoenix Capital Growth Series, Kayne Anderson Rudnick Investment Management, LLC, a VIA affiliate, became the subadvisor for Phoenix Small-Cap Growth Series and Phoenix Small-Cap Value Series.

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Note 11—Mergers and Liquidations (Continued)

The following mergers were approved by shareholders:

Merging Series	Surviving Virtus Series
Phoenix Comstock Series	Phoenix Growth and Income Series
Phoenix Equity 500 Index Series	Phoenix Growth and Income Series
Phoenix Mid-Cap Growth Series	Phoenix Small-Cap Growth Series
Phoenix Mid-Cap Value Series	Phoenix Small-Cap Value Series
Phoenix Multi-Sector Short Term Bond Series	Phoenix Multi-Sector Fixed Income Series

The VVIT Board also approved the following name changes as of the date of Virtus Transaction, which were not subject to shareholder approval:

Old Names	New Names
The Phoenix Edge Series Fund	Virtus Variable Insurance Trust
Phoenix Capital Growth Series	Virtus Capital Growth Series
Phoenix Growth and Income Series	Virtus Growth & Income Series
Phoenix Multi-Sector Fixed Income Series	Virtus Multi-Sector Fixed Income Series
Phoenix Small-Cap Growth Series	Virtus Small-Cap Growth Series
Phoenix Small-Cap Value Series	Virtus Small-Cap Value Series
Phoenix Strategic Allocation Series	Virtus Strategic Allocation Series
Phoenix-Aberdeen International Series	Virtus International Series
Phoenix-Duff & Phelps Real Estate Securities Series	Virtus Real Estate Securities Series

The Virtus Transaction closed on November 5, 2010.

A Special Meeting of Shareholders of the Phoenix Money Market Series was held on January 20, 2010, and the shareholders approved the liquidation of the assets of the Series and distributed the liquidation proceeds for the benefit of the previous Series’ shareholders to the Federated Prime Money Fund II, as well as other underlying mutual funds. The liquidation was completed on January 22, 2010.

Note 12—Subsequent Events

On February 12, 2011, A.M. Best Company, Inc. affirmed Phoenix’s financial strength rating of B+ and changed its outlook from negative to stable.

On March 24, 2011, Standard and Poor’s affirmed Phoenix’s financial strength rating of BB- and changed its outlook from negative to stable.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of PHL Variable Insurance Company and

Participants of Phoenix Life Variable Universal Life Account:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the subaccounts of the Phoenix Life Variable Universal Life Account (as listed in the statements of assets and liabilities and statements of operations) at December 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended, and the financial highlights for each of the five years in the period ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of Phoenix Life Insurance Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the mutual funds’ advisors, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Hartford, Connecticut

April 25, 2011

‘

PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

Phoenix Life Insurance Company

One American Row

Hartford, Connecticut 06103-2899

1851 Securities, Inc.

One American Row

Hartford, Connecticut 06102

Underwriter

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

185 Asylum Street, Suite 2400

Hartford, Connecticut 06103-3404

Phoenix Life

Insurance Company

(a wholly-owned subsidiary of The Phoenix Companies, Inc.)

Consolidated Financial Statements

December 31, 2010 and 2009

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of

  Phoenix Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and comprehensive income, statements of cash flows and statements of changes in stockholder equity present fairly, in all material respects, the financial position of Phoenix Life Insurance Company and its subsidiaries (the Company) at December 31, 2010 and 2009, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1 to the consolidated financial statements, subsequent to the first quarter of 2009, the Company has had minimal sales of life and annuity products.

/s/ PricewaterhouseCoopers, LLP

Hartford, Connecticut

April 25, 2011

Phoenix Life Insurance Company

Consolidated Balance Sheets

($ in millions, except share data)

December 31, 2010 and 2009

	2010	2009
ASSETS:
Available-for-sale debt securities, at fair value (amortized cost of $10,583.1 and $10,602.7)	$10,852.5	$10,281.2
Available-for-sale equity securities, at fair value (cost of $28.7 and $24.4)	47.5	25.2
Venture capital partnerships, at equity in net assets	220.0	188.6
Policy loans, at unpaid principal balances	2,386.5	2,324.4
Other investments	513.4	536.2
Fair value option investments	75.5	35.8
Total investments	14,095.4	13,391.4
Cash and cash equivalents	113.9	254.2
Accrued investment income	169.5	175.8
Receivables	416.1	371.6
Deferred policy acquisition costs	1,444.3	1,916.0
Deferred income taxes	95.3	136.0
Other assets	169.9	184.8
Discontinued operations assets	61.0	3,643.6
Separate account assets	4,416.8	4,418.1
Total assets	$20,982.2	$24,491.5

LIABILITIES:
Policy liabilities and accruals	$12,992.5	$13,151.1
Policyholder deposit funds	1,494.1	1,342.7
Indebtedness	174.1	174.1
Other liabilities	320.4	312.2
Discontinued operations liabilities	50.0	3,585.4
Separate account liabilities	4,416.8	4,418.1
Total liabilities	19,447.9	22,983.6

COMMITMENTS AND CONTINGENCIES (NOTES 21 and 22)

MINORITY INTEREST:
Minority interest in net assets of subsidiaries	--	12.4

STOCKHOLDER’S EQUITY:
Common stock, $1,000 par value: 10,000 shares outstanding	10.0	10.0
Additional paid-in capital	1,737.6	1,737.6
Accumulated deficit	(251.5)	(223.2)
Accumulated other comprehensive income (loss)	38.2	(28.9)
Total stockholder’s equity	1,534.3	1,495.5
Total liabilities, minority interest and stockholder’s equity	$20,982.2	$24,491.5

The accompanying notes are an integral part of these financial statements.

Phoenix Life Insurance Company

Consolidated Statements of Income and Comprehensive Income

($ in millions)

Years Ended December 31, 2010, 2009 and 2008

	2010	2009	2008
REVENUES:
Premiums	$620.0	$684.2	$765.9
Fee income	615.7	639.4	591.5
Net investment income	835.6	777.1	902.4
Net realized investment losses:
Total other-than-temporary impairment (“OTTI”) losses	(104.4)	(200.1)	(245.0)
Portion of OTTI losses recognized in other comprehensive income	55.5	93.1	--
Net OTTI losses recognized in earnings	(48.9)	(107.0)	(245.0)
Net realized investment gains (losses), excluding OTTI losses	35.7	0.1	(32.4)
Net realized investment losses	(13.2)	(106.9)	(277.4)
Total revenues	2,058.1	1,993.8	1,982.4

BENEFITS AND EXPENSES:
Policy benefits, excluding policyholder dividends	1,188.6	1,279.6	1,359.8
Policyholder dividends	309.8	226.8	207.5
Policy acquisition cost amortization	298.2	260.5	406.0
Interest expense on indebtedness	12.5	12.5	12.5
Interest expense on non-recourse collateralized obligations	--	--	11.8
Other operating expenses	242.2	279.6	218.4
Total benefits and expenses	2,051.3	2,059.0	2,216.0
Income (loss) from continuing operations before income taxes and minority interest	6.8	(65.2)	(233.6)
Income tax expense (benefit)	1.8	(19.2)	(93.0)
Income (loss) from continuing operations	5.0	(46.0)	(140.6)
Income (loss) from discontinued operations, net of income taxes	(4.1)	(82.8)	2.6
Minority interest in net income (loss) of consolidated subsidiaries	--	0.5	(0.8)
Net income (loss)	$0.9	$(128.3)	$(138.8)

COMPREHENSIVE INCOME (LOSS):
Net income (loss)	$0.9	$(128.3)	$(138.8)
Net unrealized investment gains (losses)	121.9	589.5	(531.5)
Portion of OTTI losses recognized in other comprehensive income	(36.1)	(60.5)	--
Net unrealized other gains (losses)	(32.5)	31.8	0.4
Net unrealized derivative instruments gains (losses)	12.1	(4.0)	9.8
Other comprehensive income (loss)	65.4	556.8	(521.3)
Comprehensive income (loss)	$66.3	$428.5	$(660.1)
The accompanying notes are an integral part of these financial statements.

Phoenix Life Insurance Company

Consolidated Statements of Cash Flows

($ in millions)

Years Ended December 31, 2010, 2009 and 2008

	2010	2009	2008
OPERATING ACTIVITIES:
Income (loss) from continuing operations	$5.0	$(45.5)	$(141.4)
Net realized investment losses	13.2	106.9	277.4
Amortization and depreciation	11.3	26.2	11.8
Deferred income taxes	(1.5)	(17.8)	(150.1)
(Increase) decrease in accrued investment income	(17.0)	79.2	(4.8)
Increase in receivables	(44.4)	(1.8)	(21.6)
Increase in deferred policy acquisition costs	271.2	193.1	9.4
Increase (decrease) in policy liabilities and accruals	(446.1)	(863.1)	131.1
Other assets and other liabilities net change	(4.0)	(39.6)	1.7
Cash from continuing operations	(212.3)	(562.4)	113.5
Discontinued operations, net	(2.9)	(40.8)	(12.6)
Cash from (for) operating activities	(215.2)	(603.2)	100.9

INVESTING ACTIVITIES:
Investment purchases	(6,802.8)	(7,813.9)	(5,312.7)
Investment sales, repayments and maturities	6,769.9	8,419.2	5,714.5
Policy loan repayments (advances), net	(62.1)	153.1	(130.7)
Debt and equity securities pledged as collateral sales	--	--	39.8
Premises and equipment additions	(5.9)	(5.4)	(17.9)
Premises and equipment disposals	--	--	8.3
Proceeds from sale of subsidiary	32.9	--	--
Effect of deconsolidation of collateralized debt obligations	--	(7.3)	--
Discontinued operations, net	13.1	(47.1)	10.7
Cash from (for) investing activities	(54.9)	698.6	312.0

FINANCING ACTIVITIES:
Policyholder deposit fund deposits	732.2	636.6	761.1
Policyholder deposit fund withdrawals	(565.0)	(818.8)	(1,070.4)
Indebtedness repayments	--	--	--
Collateralized obligations repayments	--	--	(40.7)
Common stock dividends paid	(25.0)	--	(83.8)
Capital contribution from parent	--	7.5	--
Non-controlling interest	(12.4)	0.5	0.8
Discontinued operations, net	--	0.2	--
Cash from (for) financing activities	129.8	(174.0)	(433.0)
Change in cash and cash equivalents	(140.3)	(78.6)	(20.1)
Cash and cash equivalents, beginning of year	254.2	332.8	352.9
Cash and cash equivalents, end of year	$113.9	$254.2	$332.8

During the year ended December 31, 2010, we received no capital contribution. During the year ended December 31, 2009, we received $7.5 million in capital contributions in cash. During the year ended December 31, 2008, we received $15.2 million in capital contributions as settlement of an intercompany payable. Included in cash and cash equivalents above is cash pledged as collateral of $6.9 million, $0.0 million and $7.3 million at December 31, 2010, 2009 and 2008, respectively.

The accompanying notes are an integral part of these financial statements.

Phoenix Life Insurance Company

Consolidated Statement of Changes in Stockholder’s Equity

($ in millions)

Years Ended December 31, 2010, 2009 and 2008

	2010	2009	2008
COMMON STOCK AND ADDITIONAL PAID-IN CAPITAL:
Balance, beginning of year	$1,747.6	$1,741.2	$1,726.0
Capital contribution	--	7.5	15.2
Tax benefit on employee stock option awards	--	(1.1)	--
Balance, end of year	$1,747.6	$1,747.6	$1,741.2

ACCUMULATED EARNINGS (DEFICIT):
Balance, beginning of year	$(223.2)	$(106.7)	$115.8
Adjustment for initial application of accounting change	(4.2)	11.8	--
Net income (loss)	0.9	(128.3)	(138.8)
Common stock dividends declared	(25.0)	--	(83.7)
Balance, end of year	$(251.5)	$(223.2)	$(106.7)

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
Balance, beginning of year	$(28.9)	$(594.3)	$(73.0)
Adjustment for initial application of accounting change	1.7	8.6	--
Other comprehensive income (loss)	65.4	556.8	(521.3)
Balance, end of year	$38.2	$(28.9)	$(594.3)

TOTAL STOCKHOLDER’S EQUITY:
Balance, beginning of year	$1,495.5	$1,040.2	$1,768.8
Change in stockholder’s equity	38.8	455.3	(728.6)
Stockholder’s equity, end of year	$1,534.3	$1,495.5	$1,040.2

The accompanying notes are an integral part of these financial statements.

Phoenix Life Insurance Company

Notes to Consolidated Financial Statements

($ in millions)

Years Ended December 31, 2010, 2009 and 2008

1.

Organization and Description of Business

Phoenix Life Insurance Company and its subsidiaries (together, “the Company” or “Phoenix Life”) offer life insurance and variable and fixed indexed annuity products in the United States of America. Phoenix Home Life Mutual Insurance Company demutualized on June 25, 2001 by converting from a mutual life insurance company to a stock life insurance company, became a wholly-owned subsidiary of The Phoenix Companies, Inc. (“The Phoenix Companies” or “PNX”), a publicly traded company on the New York Stock Exchange, and changed its name to Phoenix Life Insurance Company. Our consolidated financial statements include the results of our closed block of business created at the time of demutualization.

Subsequent to the first quarter of 2009, when we lost several key distribution partners and experienced downgrades to our ratings, the Company has had minimal sales of its life and annuity products. In 2010, the Company repositioned its annuity product line through distributors that focus primarily on the middle market, including independent marketing organizations, and had improved sales.

2.

Basis of Presentation and Significant Accounting Policies

We have prepared these financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) which differ materially from the accounting practices prescribed by various insurance regulatory authorities. Our consolidated financial statements include certain sponsored collateralized obligation trusts as described in Note 11 to these financial statements. Significant intercompany balances and transactions have been eliminated in consolidating these financial statements. Certain prior year amounts have been reclassified to conform to the current year presentation.

Use of Estimates

In preparing these financial statements in conformity with GAAP, we are required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Significant estimates and assumptions are made in the determination of estimated gross profits (“EGPs”) used in the valuation and amortization of assets and liabilities associated with universal life and annuity contracts; policyholder liabilities and accruals; valuation of investments in debt and equity securities and venture capital partnerships; valuation of deferred tax assets; and accruals for contingent liabilities. We are also subject to estimates made by our ultimate parent company related to discount rates and other assumptions for our pension and other post-employment benefits expense.

Adoption of New Accounting Standards

Disclosures for Financing Receivables and Allowances for Credit Losses

In July 2010, the Financial Accounting Standards Board (the “FASB”) issued amended guidance within ASC 310, Receivables, that requires enhanced disclosures related to financing receivables and related allowances for credit losses. The disclosures as of the end of a reporting period are effective for interim and annual reporting periods ending on or after December 15, 2010. The disclosures about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning after December 15, 2010. Our adoption of this amended guidance had no material effect on our consolidated financial statements.

2.

Basis of Presentation and Significant Accounting Policies (continued)

Consolidation Analysis of Investments Held Through a Separate Account

In April 2010, the FASB issued amended guidance within ASC 810, Consolidation, to clarify that an insurance entity should not consider any separate account interests held for the benefit of policyholders to be the insurer's interests nor should an entity combine those interests with its general account interest in the same investment when assessing the investment for consolidation. The only exception is if the separate account interests are held for the benefit of a related party policy holder. This amended guidance also updated ASC 944, Financial Services – Insurance, to clarify that for the purpose of evaluating whether the retention of specialized accounting for investments in consolidation is appropriate, a separate account arrangement should be considered a subsidiary. The amendments do not require an insurer to consolidate an investment in which a separate account holds a controlling financial interest if the investment is not or would not be consolidated in the standalone financial statements of the separate account. The amendments also provide guidance on how an insurer should consolidate an investment fund in situations in which the insurer concludes that consolidation is required. Our adoption in the first quarter of 2010 had no material effect on our consolidated financial statements.

Amended Exception for Credit Derivatives

In March 2010, the FASB issued amended guidance to ASC 815, Derivatives and Hedging. The amendment clarifies how entities should evaluate credit derivatives embedded in beneficial interests in securitized financial assets. The amendment requires more financial instruments to be accounted for at fair value through earnings, including some unfunded securitized instruments, synthetic collateralized debt obligations and other similar securitization structures. The updated guidance also eliminates the scope exception for bifurcation of embedded credit derivatives in interests in securitized financial assets, unless they are created solely by subordination of one financial instrument to another. Entities are allowed to elect the fair value option for any beneficial interest in securitized financial assets upon adoption. Adoption of this guidance was effective on the first day of the quarter beginning after June 15, 2010, on a prospective basis only. Our adoption in the third quarter of 2010 had no material effect on our consolidated financial statements.

Additional Disclosures on Fair Value Measurements

In January 2010, the FASB issued amending guidance ASC 820, Fair Value Measurements and Disclosures, which added new disclosures as well as clarified existing disclosure requirements. The amended guidance includes requirements for detailed disclosures of significant transfers between Level 1 and 2 measurements and the reasons for the transfers as well as a gross presentation of Level 3 sales, issuances and settlements. This amendment also provided additional clarification which states that fair value disclosures are required for each class of assets and liabilities and the valuation techniques and the inputs used in determining fair value should be disclosed for both recurring and non-recurring fair value measurements within Level 2 and Level 3. Our adoption in the first quarter of 2010 resulted in additional disclosures but otherwise had no material effect on our consolidated financial statements.

Amendments to Consolidation Guidance for Variable Interest Entries

In June 2009, the FASB issued guidance to ASC 810, Consolidation, which amends consolidation requirements applicable to variable interest entities (“VIE”). Significant amendments include changes in the method of determining the primary beneficiary of a variable interest entity by replacing the quantitative approach previously required with a qualitative approach. An entity would be considered a primary beneficiary and consolidate a VIE when the entity has both of the following characteristics; (a) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance; and (b) the obligation to absorb losses of the entity that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE. The new guidance also requires ongoing reassessment of whether an enterprise is the primary beneficiary of a VIE.

This revised guidance is effective for all VIEs owned on, or formed after, January 1, 2010. We have evaluated our investment portfolio including venture capital partnerships, collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”), and other structures and entities to identify any variable interests. Furthermore, for any variable interests identified we assessed based on the applicable criteria whether we could potentially be the primary beneficiary. Based upon this assessment, we adopted this guidance effective January 1, 2010 with no material effect on our consolidated financial statements.

2.

Basis of Presentation and Significant Accounting Policies (continued)

Accounting for Transfers of Financial Assets

In June 2009, the FASB issued new guidance to ASC 860, Transfers and Servicing. The amended guidance eliminates the concept of qualifying special-purpose entities and changes requirements for when a financial asset should be derecognized. Additional disclosures are also required on risk related to a transferor’s continuing involvement in transferred financial assets. Our adoption of this guidance on January 1, 2010 had no material effect on our consolidated financial statements.

Accounting Standards Not Yet Adopted

Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts

In October 2010, the FASB issued amended guidance to ASC 944, Financial Services – Insurance, to address the diversity in practice for accounting for costs associated with acquiring or renewing insurance contracts. The amendment clarifies the definition of acquisition costs (i.e., costs which qualify for deferral) to incremental direct costs that result directly from, and are essential to, a contract and would not have been incurred by the insurance entity had the contract transaction not occurred. Therefore, only costs related to successful efforts of acquiring a new, or renewal, contract should be deferred. This guidance is effective for periods beginning after December 15, 2011, on a prospective basis. Retrospective application to all prior periods presented on the date of application is also permitted, but not required. We are in the process of determining the effect on our consolidated financial statements.

Significant accounting policies

Investments

Debt and Equity Securities

Our debt and equity securities classified as available-for-sale are reported on our balance sheet at fair value. Fair value is based on quoted market price, where available. When quoted market prices are not available, we estimate fair value by discounting debt security cash flows to reflect interest rates currently being offered on similar terms to borrowers of similar credit quality (private placement debt securities), by quoted market prices of comparable instruments (untraded public debt securities) and by independent pricing sources or internally developed pricing models. We recognize unrealized investment gains and losses on investments in debt and equity securities that we classify as available-for-sale. We report these unrealized investment gains and losses as a component of other comprehensive income, net of the closed block policyholder dividend obligation, applicable deferred policy acquisition costs and applicable deferred income taxes.

Venture Capital Partnerships

We utilize the equity method of accounting, initially recording the investment at cost and subsequently adjusting the carrying amount of the investment to recognize our share of the earnings or losses. We record our equity in the earnings of venture capital partnerships in net investment income using the most recent financial information received from the partnerships. Recognition of net investment income is generally on a three-month delay due to the lag in availability of the related financial statements.

Policy Loans

Policy loans are carried at their unpaid principal balances and are collateralized by the cash values of the related policies. The majority of cash values eligible for policy loans are at variable interest rates that are reset annually on the policy anniversary.

Other Investments

Other investments primarily include leveraged lease investments and other partnership and joint venture interests as well as mortgage loans. Leveraged lease investments represent the net amount of the estimated residual value of the lease assets, rental receivables and unearned and deferred income to be allocated over the lease term. Partnership and joint venture interests in which we do not have control or a majority ownership interest are recorded using the equity method of accounting. These investments include affordable housing, mezzanine and other partnership interests. We report mortgage loans at unpaid principal balances, net of valuation reserves on impaired loans.

2.

Basis of Presentation and Significant Accounting Policies (continued)

Net Investment Income

For mortgage-backed and other asset-backed debt securities, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic lives of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. For certain asset-backed securities, changes in estimated yield are recorded on a prospective basis and specific valuation methods are applied to these securities to determine if there has been an other-than-temporary decline in value. We record the net income from investments in partnerships and joint ventures in net investment income.

Other-than-Temporary Impairments on Available-for-Sale Securities

We recognize realized investment losses when declines in fair value of debt and equity securities are considered to be other-than-temporary. For debt securities, the other-than-temporarily impaired amount is separated into the amount related to a credit loss and is reported as net realized investment losses included in earnings, and any amounts related to other factors are recognized in other comprehensive income. The credit loss component is calculated using our best estimate of the present value of cash flows expected to be collected from the debt security, by discounting the expected cash flows at the effective interest rate implicit in the security at the time of acquisition. Subsequent to recognition of an impairment loss, the difference between the new cost basis and the cash flows expected to be collected is accreted as interest income.

In evaluating whether a decline in value is other than temporary, we consider several factors including, but not limited to the following:

•

the extent and the duration of the decline;

•

the reasons for the decline in value (credit event, interest related or market fluctuations);

•

our intent to sell the security, or whether it is more likely than not that we will be required to sell it before recovery, and

•

the financial condition and near term prospects of the issuer.

A debt security impairment is deemed other than temporary if:

•

we either intend to sell the security, or it is more likely than not that we will be required to sell the security before recovery; or

•

it is probable we will be unable to collect cash flows sufficient to recover the amortized cost basis of the security.

Impairments due to deterioration in credit that result in a conclusion that the present value of cash flows expected to be collected will not be sufficient to recover the amortized cost basis of the security are considered other than temporary. Other declines in fair value (for example, due to interest rate changes, sector credit rating changes or company-specific rating changes) that result in a conclusion that the present value of cash flows expected to be collected will not be sufficient to recover the amortized cost basis of the security may also result in a conclusion that an other-than-temporary impairment (“OTTI”) has occurred. In situations where we have asserted our ability and intent to hold a security to a forecasted recovery, but where now it is more likely than not that we will be required to sell the security before recovery, an impairment is considered other than temporary, even if the present value of cash flows expected to be collected will be sufficient to recover the amortized cost basis of the security.

We employ a comprehensive process to determine whether or not a security is in an unrealized loss position and is other-than-temporarily impaired. This assessment is done on a security-by-security basis and involves significant management judgment, especially given recent severe market dislocations.

2.

Basis of Presentation and Significant Accounting Policies (continued)

On a quarterly basis, we review all securities for potential recognition of an OTTI. We maintain a watch list of securities in default, near default or otherwise considered by our investment professionals as being distressed, potentially distressed or requiring a heightened level of scrutiny. We also identify all securities whose carrying value has been below amortized cost on a continuous basis for zero to six months, six months to 12 months and greater than 12 months. Using this analysis, coupled with our watch list, we review all securities whose fair value is less than 80% of amortized cost (significant unrealized loss) with emphasis on below investment grade securities with a continuous significant unrealized loss in excess of six months. In addition, we review securities that experienced lesser declines in value on a more selective basis to determine whether any are other-than-temporarily impaired.

Specifically for structured securities, to determine whether a collateralized security is impaired, we obtain underlying data from the security’s trustee and analyze it for performance trends. A security-specific stress analysis is performed using the most recent trustee information. This analysis forms the basis for our determination of whether the security will pay in accordance with the contractual cash flows.

The closed block policyholder dividend obligation, applicable deferred policy acquisition costs and applicable income taxes, which offset realized investment gains and losses and OTTIs, are each reported separately as components of net income.

Derivative Instruments

We use derivative financial instruments, including options, futures and swaps as a means of hedging exposure to interest rate, equity price change, equity volatility and foreign currency risk. We also use derivative instruments to economically hedge our exposure on living benefits offered on certain of our variable products. We recognize derivative instruments on the balance sheet at fair value. The derivative contracts are reported as assets or liabilities in other investments and other liabilities, respectively, on the balance sheet, excluding embedded derivatives. Embedded derivatives are recorded on the balance sheet with the associated host contract.

We do not designate the purchased derivatives related to living benefits as hedges for accounting purposes. For other derivatives, we designate each instrument according to the associated exposure as either a fair value or cash flow hedge at its inception as we do not enter into derivative contracts for trading or speculative purposes.

To qualify for hedge accounting, the changes in value of the derivative must be expected to substantially offset the changes in value of the hedged item. Hedges are monitored to ensure that there is a high correlation between the change in the value of the derivative instruments and the change in value of the hedged investment. Changes in the fair value of a derivative that is designated and qualifies as a fair value hedge, along with the changes in the fair value of the hedged asset or liability that is attributable to the hedged risk, are recorded in current period earnings.

Changes in the fair value of a derivative that is designated and qualifies as a cash flow hedge are recorded in accumulated other comprehensive income and are reclassified into earnings when the variability of the cash flow of the hedged item impacts earnings. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized investment gains (losses). If it is probable that a hedged forecasted transaction will no longer occur, the effective portions of the gains or losses on derivative instruments designated as cash flow hedges are reclassified into earnings immediately.

Changes in the fair value of derivatives that are designated and qualify as foreign currency hedges are recorded in either current period earnings or accumulated other comprehensive income, depending on whether the hedged transaction is a fair value hedge or cash flow hedge. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized investment gains (losses).

Changes in the fair value of derivative instruments not designated as hedging instruments and ineffective portions of hedges are recognized in net realized investment gains (losses) in the period incurred.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments and other debt instruments with original maturities of three months or less. As of December 31, 2010, $6.9 million of cash and cash equivalents was held as collateral by a third party related to our derivative transactions.

2.

Basis of Presentation and Significant Accounting Policies (continued)

Deferred Policy Acquisition Costs

The costs of acquiring new business, principally commissions, underwriting, distribution and policy issue expenses, all of which vary with and are primarily related to production of new business, are deferred.

We amortize deferred policy acquisition costs based on the related policy’s classification. For individual participating life insurance policies, deferred policy acquisition costs are amortized in proportion to estimated gross margins. For universal life, variable universal life and accumulation annuities, deferred policy acquisition costs are amortized in proportion to EGPs. Policies may be surrendered for value or exchanged for a different one of our products (internal replacement). The deferred policy acquisition costs balance associated with the replaced or surrendered policies is amortized to reflect these surrenders. In addition, an offset to deferred policy acquisition costs and accumulated other comprehensive income is recorded each period to the extent that had unrealized holding gains or losses from securities classified as available-for-sale actually been realized, an adjustment to deferred policy acquisition costs amortized using gross profits or gross margins would result.

The projection of EGPs requires the use of various assumptions, estimates and judgments about the future. Future EGPs are projected for the estimated lives of the contracts. The assumptions developed as part of our annual process are based on our current best estimates of future events. Assumptions considered to be significant in the development of EGPs include separate account fund performance, surrender and lapse rates, interest margin, mortality, premium persistency, funding patterns, expenses and reinsurance costs and recoveries. These assumptions are reviewed on a regular basis and are based on our past experience, industry studies, regulatory requirements and estimates about the future.

The separate account fund performance assumption is critical to the development of the EGPs related to our variable annuity and variable life insurance businesses. As equity markets do not move in a systematic manner, we use a mean reversion method (reversion to the mean assumption), a common industry practice, to determine the future equity market growth rate assumption used for the amortization of deferred policy acquisition costs. This practice assumes that the expectation for long-term appreciation is not changed by short-term market fluctuations. The average long-term rate of assumed separate account fund performance used in estimating gross profits was 6.0% (after fund fees and mortality and expense charges) for the variable annuity business and 6.9% (after fund fees and mortality and expense charges) for the variable life business at both December 31, 2010 and 2009.

To determine the reasonableness of the prior assumptions used and their impact on previously projected account values and the related EGPs, we evaluate, on a quarterly basis, our previously projected EGPs. Our process to assess the reasonableness of our EGPs involves the use of internally developed models together with actual experience. Actual gross profits that vary from management’s initial estimates in a given reporting period result in increases or decreases in the rate of amortization recorded in the period.

In addition to our quarterly reviews, we conduct a comprehensive assumption review on an annual basis, or as circumstances warrant. Upon completion of these assumption reviews, we revise our assumptions to reflect our current best estimate, thereby changing our estimate of EGPs in the deferred policy acquisition cost and unearned revenue amortization models as well as projections within the death benefit and other insurance benefit reserving models. The deferred policy acquisition cost asset, the unearned revenue reserves and death benefit and other insurance benefit reserves are then adjusted with an offsetting benefit or charge to income to reflect such changes in the period of the revision, a process known as “unlocking.” Finally, an analysis is performed periodically to assess whether there are sufficient gross margins or gross profits to amortize the remaining deferred policy acquisition costs balances. If the estimates of gross profits or margins cannot support the continued amortization or recovery of deferred policy acquisition costs, as was the case in 2010, the amortization of such costs is accelerated in the period in which the assumptions are changed, resulting in a charge to income.

Underlying assumptions for future periods of EGPs are not altered unless experience deviates significantly from original assumptions. For example, when lapses of our insurance products meaningfully exceed levels assumed in the existing policy projection, we adjust amortization to reflect the change in future premiums or EGPs resulting from the unexpected lapses. If revised EGPs based on new assumptions are lower, we would increase deferred policy acquisition cost amortization resulting in a reduction in the deferred policy acquisition cost asset. Favorable experience on key assumptions could result in a decrease to deferred policy acquisition cost amortization and an increase in the deferred policy acquisition costs asset.

2.

Basis of Presentation and Significant Accounting Policies (continued)

Premises and Equipment

Premises and equipment, consisting primarily of our office building, are stated at cost less accumulated depreciation and amortization and are included in other assets. We depreciate buildings on the straight-line method over seven to 39 years and equipment on the straight-line method over three to seven years. We amortize leasehold improvements over the terms of the related leases or the useful life of the improvement, whichever is shorter.

Separate Account Assets and Liabilities

Separate account assets and liabilities related to policyholder funds are carried at fair value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Fees assessed to the contract owners for management services are included in revenues when services are rendered.

Policy Liabilities and Accruals

Policy liabilities and accruals include future benefit liabilities for certain life and annuity products. We establish liabilities in amounts adequate to meet the estimated future obligations of policies in force. Future benefit liabilities for traditional life insurance are computed using the net level premium method on the basis of actuarial assumptions as to contractual guaranteed rates of interest, mortality rates guaranteed in calculating the cash surrender values described in such contracts and morbidity. Future benefit liabilities for term and annuities in the payout phase that have significant mortality risk are computed using the net premium method on the basis of actuarial assumptions at the issue date of these contracts for rates of interest, contract administrative expenses, mortality and surrenders. We establish liabilities for outstanding claims, losses and loss adjustment expenses based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

Certain contracts may also include additional death or other insurance benefit features, such as guaranteed minimum death or income benefits offered with variable annuity contracts or no lapse guarantees offered with universal life insurance contracts. An additional liability is established for these benefits by estimating the expected present value of the excess benefits and recognizing the excess ratably over the accumulation period based on total expected assessments.

Policyholder Deposit Funds

Amounts received as payment for certain universal life contracts, deferred annuities and other contracts without life contingencies are reported as deposits to Policyholder deposit funds. The liability for universal life-type contracts is equal to the balance that accrues to the benefit of the policyholders as of the financial statement date, including interest credited, amounts that have been assessed to compensate us for services to be performed over future periods, and any amounts previously assessed against the policyholder that is refundable. The liability for deferred annuities and other contracts without life contingencies is equal to the balance that accrues to the benefit of the contract owner as of the financial statement date which includes the accumulation of deposits plus interest credited, less withdrawals and amounts assessed through the financial statement date.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable.

2.

Basis of Presentation and Significant Accounting Policies (continued)

Demutualization and Closed Block

The closed block assets, including future assets from cash flows generated by the assets and premiums and other revenues from the policies in the closed block, will benefit only holders of the policies in the closed block. The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, investment purchases and sales, policyholder benefits, policyholder dividends, premium taxes and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, investment income and realized investment gains and losses on investments held outside the closed block that support the closed block business. All of these excluded income and expense items enter into the determination of total gross margins of closed block policies for the purpose of amortization of deferred policy acquisition costs.

In our financial statements, we present closed block assets, liabilities, revenues and expenses together with all other assets, liabilities, revenues and expenses. Within closed block liabilities, we have established a policyholder dividend obligation to record an additional liability to closed block policyholders for cumulative closed block earnings in excess of expected amounts calculated at the date of demutualization. These closed block earnings will not inure to stockholders, but will result in additional future dividends to closed block policyholders unless otherwise offset by future performance of the closed block that is less favorable than expected.

Revenue Recognition

We recognize premiums for participating life insurance products and other long-duration life insurance products as revenue when due from policyholders. We recognize life insurance premiums for short-duration life insurance products as premium revenue pro rata over the related contract periods. We match benefits, losses and related expenses with premiums over the related contract periods.

Amounts received as payment for interest sensitive life contracts, deferred annuities and contracts without life contingencies are considered deposits and are not included in revenue. Revenues from these products consist primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. Fees assessed that represent compensation for services to be provided in the future are deferred and amortized into revenue over the life of the related contracts. Related benefit expenses include universal life benefit claims in excess of fund values, net investment income credited to policyholders’ account balances and amortization of deferred policy acquisition costs.

Income Taxes

Income tax expense or benefit is recognized based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. We allocate income taxes to income, other comprehensive income and additional paid-in capital in the manner required by ASC 740, Income Taxes.

We recognize current income tax assets and liabilities for estimated income taxes refundable or payable based on the current year’s income tax returns. We recognize deferred income tax assets and liabilities for the estimated future income tax effects of temporary differences and income tax carryforwards. Temporary differences are the differences between the financial statement carrying amounts of assets and liabilities and their tax bases. If necessary, we establish valuation allowances to reduce the carrying amount of deferred income tax assets to amounts that are more likely than not to be realized. We periodically review the adequacy of these valuation allowances and record any increase or reduction in allowances in accordance with intraperiod allocation rules. We assess all significant tax positions to determine if a liability for uncertain tax position is necessary, and, if so, the impact on the current or deferred income tax balances. Also, if indicated, we recognize interest and/or penalties related to income taxes as a component of the income tax provision.

We are included in the consolidated federal income tax return filed by PNX and are party to a tax sharing agreement by and among PNX and its subsidiaries. In accordance with this agreement, federal income taxes are allocated as if they had been calculated on a separate company basis, except that benefits for any net operating losses or other tax credits generated by the Company will be provided when such loss or credit is utilized in the consolidated federal tax return. To the extent that these attributes are not utilized in the consolidated return prior to their expiration, but would otherwise have been able to be utilized by the Company on a separate company basis during the carryforward period, benefit will be provided in the year in which the attributes would have expired.

2.

Basis of Presentation and Significant Accounting Policies (continued)

Within the consolidated tax return, we are required by regulations of the Internal Revenue Service (“IRS”) to segregate the entities into two groups: life insurance companies and non-life insurance companies. We are limited as to the amount of any operating losses from the non-life group that can be offset against taxable income of the life group. These limitations may affect the amount of any operating loss carryovers that we have now or in the future.

3.

Business Combinations and Dispositions

PFG Holdings, Inc.

On January 4, 2010, we signed a definitive agreement to sell PFG Holdings, Inc. (“PFG”) and its subsidiaries, including AGL Life Assurance Company, to Tiptree Financial Partners, LP (“Tiptree”). Because of the divestiture, we determined that these operations are reflected as discontinued operations. The 2009 consolidated balance sheet has been presented with the gross assets and liabilities of discontinued operations in separate lines and the consolidated statements of income and comprehensive income have been presented with the net results from discontinued operations, shown after the results from continuing operations. We have reclassified prior period financial statements to conform to this change.

On June 23, 2010, the Company completed the divestiture of PFG and closed the transaction.

The definitive agreement contains a provision requiring the Company to indemnify Tiptree for any losses due to actions resulting from certain specified acts or omissions associated with the divested business prior to closing. There has been litigation filed that falls within this provision of the agreement. The Company intends to defend these matters vigorously.

Phoenix Life and Reassurance Company of New York

Included within the January 4, 2010 agreement with Tiptree was a provision for the purchase of Phoenix Life and Reassurance Company of New York (“PLARNY”) pending regulatory approval. On September 24, 2010, approval was obtained from the State of New York Insurance Department for Tiptree and PFG Holdings Acquisition Corporation to acquire PLARNY for an amount equal to its aggregate capital and surplus. The transaction closed on October 6, 2010. Because of the divestiture, these operations are reflected as discontinued operations. We have reclassified prior period financial statements to conform to this change.

4.

Demutualization and Closed Block

In 1999, we began the process of reorganizing and demutualizing. We completed the process in June 2001, when all policyholder membership interests in this mutual company were extinguished and eligible policyholders of the mutual company received shares of common stock of The Phoenix Companies, Inc., together with cash and policy credits, as compensation. To protect the future dividends of these policyholders, we also established a closed block for their existing policies.

Because closed block liabilities exceed closed block assets, we have a net closed block liability at each period-end. This net liability represents the maximum future earnings contribution to be recognized from the closed block and the change in this net liability each period is in the earnings contribution recognized from the closed block for the period. To the extent that actual cash flows differ from amounts anticipated, we may adjust policyholder dividends. If the closed block has excess funds, those funds will be available only to the closed block policyholders. However, if the closed block has insufficient funds to make policy benefit payments that are guaranteed, the payments will be made from assets outside of the closed block.

4.

Demutualization and Closed Block (continued)

Closed Block Assets and Liabilities:	As of December 31,
($ in millions)	2010	2009	Inception

Debt securities	$6,385.4	$6,305.1	$4,773.1
Equity securities	19.6	6.7	--
Mortgage loans	4.1	6.2	399.0
Venture capital partnerships	210.0	180.2	--
Policy loans	1,340.8	1,378.5	1,380.0
Other investments	125.5	142.8	--
Fair value option investments	16.0	--	--
Total closed block investments	8,101.4	8,019.5	6,552.1
Cash and cash equivalents	7.1	33.3	--
Accrued investment income	97.2	105.9	106.8
Receivables	62.5	53.3	35.2
Deferred income taxes	236.2	270.3	389.4
Other closed block assets	17.8	22.6	6.2
Total closed block assets	8,522.2	8,504.9	7,089.7
Policy liabilities and accruals	8,903.5	9,246.5	8,301.7
Policyholder dividends payable	263.3	297.8	325.1
Policy dividend obligation	339.0	--	--
Other closed block liabilities	73.6	57.9	12.3
Total closed block liabilities	9,579.4	9,602.2	8,639.1
Excess of closed block liabilities over closed block assets	$1,057.2	$1,097.3	$1,549.4

Closed Block Revenues and Expenses and Changes in	Cumulative	Years Ended
Policyholder Dividend Obligations:	From	December 31,
($ in millions)	Inception	2010	2009	2008
Closed block revenues
Premiums	$9,541.0	$590.2	$647.0	$719.3
Net investment income	5,923.2	502.3	457.8	523.1
Net realized investment losses	(235.0)	6.6	(43.8)	(124.4)
Total revenues	15,229.2	1,099.1	1,061.0	1,118.0
Policy benefits, excluding dividends	10,459.4	724.4	771.9	847.6
Other operating expenses	98.3	10.9	3.4	5.1
Total benefits and expenses, excluding policyholder dividends	10,557.7	735.3	775.3	852.7
Closed block contribution to income before dividends and income taxes	4,671.5	363.8	285.7	265.3
Policyholder dividends	(3,884.0)	(309.0)	(226.4)	(206.9)
Closed block contribution to income before income taxes	787.5	54.8	59.3	58.4
Applicable income tax expense	274.0	19.1	21.7	19.2
Closed block contribution to income	$513.5	$35.7	$37.6	$39.2

Policyholder dividend obligation
Policyholder dividends provided through earnings	$3,937.3	$309.0	$226.4	$206.9
Policyholder dividends provided through other comprehensive income	287.4	298.7	78.4	(128.0)
Additions to policyholder dividend liabilities	4,224.7	607.7	304.8	78.9
Policyholder dividends paid	(3,947.5)	(303.2)	(318.1)	(346.6)
Increase (decrease) in policyholder dividend liabilities	277.2	304.5	(13.3)	(267.7)
Policyholder dividend liabilities, beginning of year	325.1	297.8	311.1	578.8
Policyholder dividend liabilities, end of year	602.3	602.3	297.8	311.1
Policyholder dividends payable, end of year	(263.3)	(263.3)	(297.8)	(311.1)
Policyholder dividend obligation, end of year	$339.0	$339.0	$--	$--

As of December 31, 2010, the policyholder dividend obligation includes approximately $51.6 million for cumulative closed block earnings in excess of expected amounts calculated at the date of demutualization and also includes $287.4 million of net unrealized gains on investments supporting the closed block liabilities. These closed block earnings will not inure to stockholders, but will result in additional future dividends to closed block policyholders unless otherwise offset by future performance of the closed block that is less favorable than expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in net income.

5.

Reinsurance

We use reinsurance agreements to limit potential losses, reduce exposure to larger risks and provide additional capacity for growth.

We remain liable to the extent that reinsuring companies may not be able to meet their obligations under reinsurance agreements in effect. Failure of the reinsurers to honor their obligations could result in losses to us. Since we bear the risk of nonpayment, we evaluate the financial condition of our reinsurers and monitor concentration of credit risk. Due to the downgrade of Scottish Re, we closely monitored the situation and reassessed the recoverability of the reinsurance recoverable during 2010. As of December 31, 2010, we believe we have no material exposure to uncollected amounts from Scottish Re.

The following table lists our top five reinsurance relationships by reinsurance recoverable balance as of December 31, 2010. Also included is the A.M. Best rating of each reinsurer as of April 21, 2011.

Principal Life Reinsurers:	Reinsurance	Reinsurer’s
($ in millions)	Recoverable	A.M. Best
	Balances	Rating

RGA Reinsurance Company	$214.3	A	+
Swiss Reinsurance Group(1)	$164.0	A
AEGON USA(2)	$135.6	A	+
Scottish Re US Inc	$59.3	E
Munich American Reassurance Co	$56.2	A	+

———————

(1)

Swiss Reinsurance Group includes Swiss Re Life & Health America Inc and Reassure America Life Insurance Co.

(2)

Transamerica Financial Life and Transamerica Life Insurance are both subsidiaries of AEGON.

We cede risk to other insurers under various agreements that cover individual life insurance policies. The amount of risk ceded depends on our evaluation of the specific risk and applicable retention limits. As of December 31, 2010, our retention limit on any one life is $10 million for single life and joint first-to-die policies and $12 million for joint last-to-die policies. We also assume reinsurance from other insurers.

Direct Business and Reinsurance in Continuing Operations:	Years Ended December 31,
($ in millions)	2010	2009	2008

Direct premiums	$815.8	$887.0	$1,025.2
Premiums assumed from reinsureds	11.2	11.3	13.5
Premiums ceded to reinsurers	(207.0)	(214.1)	(272.8)
Premiums	$620.0	$684.2	$765.9
Percentage of amount assumed to net premiums	1.8%	1.7%	1.8%

Direct policy benefits incurred	$793.9	$695.6	$686.4
Policy benefits assumed from reinsureds	20.0	16.9	(5.3)
Policy benefits ceded to reinsurers	(224.3)	(133.2)	(205.1)
Policy benefits	$589.6	$579.3	$476.0

Direct life insurance in force	$133,612.1	$149,734.0	$160,403.3
Life insurance in force assumed from reinsureds	1,694.2	1,986.1	2,492.3
Life insurance in force ceded to reinsurers	(85,873.3)	(95,586.0)	(101,612.8)
Life insurance in force	$49,433.0	$56,134.1	$61,282.8
Percentage of amount assumed to net insurance in force	3.4%	3.5%	4.1%

Our reinsurance program cedes various types of risks to other reinsurers primarily under yearly renewable term and coinsurance agreements. Yearly renewable term and coinsurance arrangements result in passing all or a portion of the risk to the reinsurer. Generally, the reinsurer receives a proportionate amount of the premiums less an allowance for commissions and expenses and is liable for a corresponding proportionate amount of all benefit payments. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

5.

Reinsurance (continued)

We cede the majority of mortality risk on most new issues of term insurance. Effective October 1, 2009, PHL Variable Insurance Company and Phoenix Life and Annuity Company coinsured all the benefit risks, net of existing reinsurance, on the previously unreinsured portion of their term life business in force.

The policy benefit amounts above exclude changes in reserves, interest credited to policyholders, withdrawals and policyholder dividends and other items, which total $908.8 million, $927.1 million and $1,091.3 million, net of reinsurance, for the years ended December 31, 2010, 2009 and 2008.

Trust agreements and irrevocable letters of credit aggregating $56.5 million at December 31, 2010 have been arranged with commercial banks in favor of us to collateralize the ceded reserves. This includes $5.2 million of irrevocable letters of credit related to our discontinued group accident and health reinsurance operations.

We assume and cede business related to our discontinued group accident and health reinsurance operations. While we are not writing any new contracts, we are contractually obligated to assume and cede premiums related to existing contracts. See Note 21 to these financial statements for more information.

6.

Deferred Policy Acquisition Costs

Deferred Policy Acquisition Costs:	Years Ended December 31,
($ in millions)	2010	2009	2008

Policy acquisition costs deferred	$27.0	$67.6	$339.6
Costs amortized to expenses:
Recurring costs	(300.4)	(266.4)	(431.8)
Realized investment gains (losses)	2.2	5.8	25.8
Offsets to net unrealized investment gains or losses included in accumulated other comprehensive income(1)	(198.9)	(603.6)	709.3
Cumulative effect of adoption of new guidance	(1.6)	11.9	--
Other	--	(7.6)	(0.5)
Change in deferred policy acquisition costs	(471.7)	(792.3)	642.4
Deferred policy acquisition costs, beginning of year	1,916.0	2,708.3	2,065.9
Deferred policy acquisition costs, end of year	$1,444.3	$1,916.0	$2,708.3

———————

(1)

An offset to deferred policy acquisition costs and accumulated other comprehensive income is recorded each period to the extent that, had unrealized holding gains or losses from securities classified as available-for-sale actually been realized, an adjustment to deferred policy acquisition costs amortized using gross profits or gross margins would result.

We amortize deferred policy acquisition costs and based on the related policy’s classification. For individual participating life insurance policies, deferred policy acquisition costs are amortized in proportion to estimated gross margins. For universal life, variable universal life and accumulation annuities, deferred policy acquisition costs are amortized in proportion to EGPs.

The projection of EGPs requires the use of various assumptions, estimates and judgments about the future. Assumptions considered to be significant in the development of EGPs include separate account fund performance, surrender and lapse rates, interest margin, mortality, premium persistency, funding patterns, expenses and reinsurance costs and recoveries. These assumptions are reviewed on a regular basis and are based on our past experience, industry studies, regulatory requirements and estimates about the future.

We conduct a comprehensive assumption review on an annual basis, or as circumstances warrant. Upon completion of these assumption reviews, we revise our assumptions to reflect our current best estimate, thereby changing our estimate of EGPs in the deferred policy acquisition cost and unearned revenue amortization models, as well as projections within the death benefit and other insurance benefit reserving models. The deferred policy acquisition cost asset, the unearned revenue reserves and death benefit and other insurance benefit reserves are then adjusted with an offsetting benefit or charge to income to reflect such changes in the period of the revision, a process known as “unlocking.”

6.

Deferred Policy Acquisition Costs (continued)

Upon completion of a study during the third quarter of 2010, we updated our best estimate assumptions used to project expected gross profits and margins in the deferred policy acquisition cost amortization schedules. Major projection assumptions updated included surrenders, lapse experience, net investment income, and premium funding. In our review to develop the best estimate for these assumptions, we examined our own experience and market conditions. The greatest impact of the unlocking was on the universal life line of business, where the effects of these adjustments resulted in an overall increase in deferred policy acquisition cost amortization of $36.6 million. This impact was primarily driven by increased lapses in portions of our universal life business and the impact of the low interest rate environment. Annuities and variable universal life lines of business had increases in amortization of $8.2 million and $1.6 million, respectively.

Upon completion of a study during the fourth quarter of 2009, we updated our best estimate assumptions used to project expected gross profits and margins in the deferred policy acquisition cost amortization schedules. Major projection assumptions updated include mortality, cost of insurance charges, policy maintenance expenses, lapse experience, expense, net investment income. In our review to develop the best estimate for these assumptions, we examined our own experience and market conditions. We updated our maintenance expenses and reallocated them among various lines of business. Additionally, we updated the lapse rate assumptions for annuities, decreasing the rates for variable annuities while increasing them for fixed annuities. We reflected a change in the cost of insurance rates for certain single life universal life policies, effective April 1, 2010, resulting in an increase in overall projected gross profits or margins. We also reflected the lower interest earned in investments, consistent with recent experience. These changes resulted in an increase in overall deferred policy acquisition cost amortization of $42.5 million.

Upon completion of a study during the fourth quarter of 2008, we updated our best estimate assumptions used to project expected gross profits and margins in the deferred policy acquisition cost amortization schedules. Major projection assumptions updated include mortality, lapse experience, expense, net investment income, and separate account investment return. In our review to develop the best estimate for these assumptions, we examined our own experience and market conditions. We updated our maintenance expenses and reallocated them among various lines of business. We also updated our projected separate account investment return assumption to the long term investment return as of January 1, 2009. The impact was to fully absorb the actual investment performance through December 31, 2008 into the amortization of deferred policy acquisition cost amortization and the projection of death benefit and other insurance benefit reserves for the guaranteed minimum death benefit (“GMDB”) and guaranteed minimum income benefit (“GMIB”) riders. The greatest impact of the unlocking was on the annuity block, where the effects of these adjustments resulted in an overall increase in deferred policy acquisition cost amortization for the annuity block of $116.8 million and an increase in the GMIB and GMDB reserves of $11.3 million and $3.4 million, respectively. The UL/VUL lines had a decrease of $19.9 million to pre-tax net income due to unlocking. For the traditional life line the effects of these adjustments resulted in an increase in deferred policy acquisition cost amortization of $32.4 million.

7.

Policy Liabilities and Accruals

Policyholder liabilities are primarily for participating life insurance policies and universal life insurance policies. For universal life, this includes deposits received from customers and interest credited to their fund balances, which range from 1.4% to 5.0% as of December 31, 2010, less administrative and mortality charges.

Participating Life Insurance

Participating life insurance in force was 19.9% and 19.2% of the face value of total individual life insurance in force at December 31, 2010 and 2009, respectively.

8.

Investing Activities

Debt and Equity Securities

See Note 11 to these financial statements for information on available-for-sale debt and equity securities pledged as collateral.

Fair Value and Cost of Debt and Equity Securities:	As of December 31,
($ in millions)	2010		2009
	Fair Value	Cost	Fair Value	Cost

U.S. government and agency	$715.8	$680.3	$496.0	$487.0
State and political subdivision	218.7	217.7	178.8	180.5
Foreign government	170.5	150.8	169.7	148.8
Corporate	5,927.8	5,645.6	5,828.8	5,862.7
Commercial mortgage-backed	1,148.4	1,124.5	985.3	1,035.1
Residential mortgage-backed	1,992.3	2,036.7	2,085.9	2,239.8
CDO/CLO	249.0	296.5	255.2	344.6
Other asset-backed	430.0	431.0	281.5	304.2
Available-for-sale debt securities	$10,852.5	$10,583.1	$10,281.2	$10,602.7

Amounts applicable to the closed block	$6,385.4	$6,106.0	$6,305.1	$6,340.4

Available-for-sale equity securities	$47.5	$28.7	$25.2	$24.4

Amounts applicable to the closed block	$19.6	$11.8	$6.7	$6.9

Unrealized Gains and Losses from	As of December 31,
General Account Securities:	2010		2009
($ in millions)	Gains	Losses	Gains	Losses

U.S. government and agency	$43.0	$(7.5)	$26.8	$(17.8)
State and political subdivision	5.5	(4.5)	4.0	(5.7)
Foreign government	20.1	(0.4)	21.0	(0.1)
Corporate	420.1	(137.9)	240.7	(274.6)
Commercial mortgage-backed	49.4	(25.5)	22.1	(71.9)
Residential mortgage-backed	45.6	(90.0)	30.6	(184.5)
CDO/CLO	7.7	(55.2)	1.9	(91.3)
Other asset-backed	7.8	(8.8)	2.4	(25.1)
Debt securities gains (losses)	$599.2	$(329.8)	$349.5	$(671.0)
Debt securities net gains (losses)	$269.4			$(321.5)

Equity securities gains (losses)	$19.5	$(0.7)	$1.2	$(0.4)
Equity securities net gains	$18.8		$0.8

Net unrealized investment gains and losses on securities classified as available-for-sale and certain other assets are included in the consolidated balance sheet as a component of accumulated other comprehensive income (loss) (“AOCI”). The table below presents the special category of AOCI for debt securities that are other-than-temporarily impaired when the impairment loss has been split between the credit loss component (in earnings) and the non-credit component (separate category of AOCI) and the subsequent changes in fair value.

8.

Investing Activities (continued)

Fixed Maturity Securities on which an OTTI Loss has been Recognized, by Type:	As of December 31,
($ in millions)	2010(1)	2009(1)

U.S. government and agency	$--	$--
State and political subdivision	--	--
Foreign government	--	--
Corporate	(5.4)	(4.1)
Commercial mortgage-backed	(18.7)	(4.1)
Residential mortgage-backed	(72.2)	(39.7)
CDO/CLO	(19.9)	(32.9)
Other asset-backed	--	--
Fixed maturity non-credit losses in AOCI	$(116.2)	$(80.8)

———————

(1)

Represents the amount of non-credit OTTI losses recognized in AOCI which excludes net unrealized losses on impaired securities. This was made effective as of January 1, 2009.

Aging of Temporarily Impaired	As of December 31, 2010
General Account Securities:	Less than 12 months		Greater than 12 months		Total
($ in millions)	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
Debt Securities
U.S. government and agency	$33.3	$(0.5)	$40.0	$(7.0)	$73.3	$(7.5)
State and political subdivision	50.4	(1.3)	10.9	(3.2)	61.3	(4.5)
Foreign government	6.8	(0.4)	--	--	6.8	(0.4)
Corporate	304.7	(14.0)	636.6	(123.9)	941.3	(137.9)
Commercial mortgage-backed	114.3	(4.1)	65.1	(21.4)	179.4	(25.5)
Residential mortgage-backed	239.8	(7.1)	466.9	(82.9)	706.7	(90.0)
CDO/CLO	0.7	--	178.8	(55.2)	179.5	(55.2)
Other asset-backed	135.1	(1.5)	51.7	(7.3)	186.8	(8.8)
Debt securities	$885.1	$(28.9)	$1,450.0	$(300.9)	$2,335.1	$(329.8)
Equity securities	5.4	(0.2)	0.5	(0.5)	5.9	(0.7)
Total temporarily impaired securities	$890.5	$(29.1)	$1,450.5	$(301.4)	$2,341.0	$(330.5)

Amounts inside the closed block	$461.7	$(15.3)	$647.2	$(110.7)	$1,108.9	$(126.0)

Amounts outside the closed block	$428.8	$(13.8)	$803.3	$(190.7)	$1,232.1	$(204.5)

Amounts outside the closed block that are below investment grade	$29.2	$(3.2)	$295.7	$(113.5)	$324.9	$(116.7)

Number of securities		445		674		1,119

Unrealized losses on below investment grade debt securities outside the closed block with a fair value of less than 80% of amortized cost totaled $99.3 million at December 31, 2010. Of this amount, $90.9 million was below 80% of amortized cost for more than 12 months.

Unrealized losses on below investment grade debt securities held in the closed block with a fair value of less than 80% of amortized cost totaled $31.3 million at December 31, 2010. Of this amount, $23.1 million was below 80% of amortized cost for more than 12 months.

These securities were considered to be temporarily impaired at December 31, 2010 because each of these securities had performed, and was expected to perform, in accordance with its original contractual terms and because it was more likely than not that we would not be required to sell it before recovery.

8.

Investing Activities (continued)

Aging of Temporarily Impaired	As of December 31, 2009
General Account Securities:	Less than 12 months		Greater than 12 months		Total
($ in millions)	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
Debt Securities
U.S. government and agency	$42.6	$(1.4)	$51.1	$(16.4)	$93.7	$(17.8)
State and political subdivision	22.9	(0.2)	42.3	(5.5)	65.2	(5.7)
Foreign government	7.9	(0.1)	--	--	7.9	(0.1)
Corporate	298.5	(22.5)	1,423.3	(252.1)	1,721.8	(274.6)
Commercial mortgage-backed	112.3	(1.5)	297.5	(70.4)	409.8	(71.9)
Residential mortgage-backed	491.5	(14.6)	694.0	(169.9)	1,185.5	(184.5)
CDO/CLO	16.7	(8.3)	223.0	(83.0)	239.7	(91.3)
Other asset-backed	62.7	(0.4)	135.4	(24.7)	198.1	(25.1)
Debt securities	$1,055.1	$(49.0)	$2,866.6	$(622.0)	$3,921.7	$(671.0)
Equity securities	0.9	--	0.6	(0.4)	1.5	(0.4)
Total temporarily impaired securities	$1,056.0	$(49.0)	$2,867.2	$(622.4)	$3,923.2	$(671.4)

Amounts inside the closed block	$498.5	$(25.5)	$1,473.5	$(264.6)	$1,972.0	$(290.1)

Amounts outside the closed block	$557.5	$(23.5)	$1,393.7	$(357.8)	$1,951.2	$(381.3)

Amounts outside the closed block that are below investment grade	$39.8	$(11.4)	$411.0	$(169.0)	$450.8	$(180.4)

Number of securities		355		1,333		1,688

Unrealized losses on below investment grade debt securities outside the closed block with a fair value of less than 80% of amortized cost totaled $155.0 million at December 31, 2009. Of this amount, $134.1 million was below 80% of amortized cost for more than 12 months.

Unrealized losses on below investment grade debt securities held in the closed block with a fair value of less than 80% of amortized cost totaled $68.0 million at December 31, 2009. Of this amount, $55.4 million was below 80% of amortized cost for more than 12 months.

These securities were considered to be temporarily impaired at December 31, 2009 because each of these securities had performed, and was expected to perform, in accordance with its original contractual terms and because it was more likely than not that we would not be required to sell it before recovery.

Maturities of General Account Debt Securities:	Maturities at
($ in millions)	Fair Value

Due in one year or less	$0.5
Due after one year through five years	2,192.9
Due after five years through ten years	2,807.6
Due after ten years	5,851.5
Total	$10,852.5

The maturities of general account debt securities, as of December 31, 2010, are summarized in the table above by contractual sinking fund payment and maturity. Actual maturities will differ from contractual maturities as certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties, and we have the right to put or sell certain obligations back to the issuers.

8.

Investing Activities (continued)

Other-than-Temporary Impairments

A credit-related loss impairment for structured securities is determined by calculating the present value of the expected credit losses on a given security’s coupon and principal cash flows until maturity. All other fixed income securities are written down to fair value. The impairment amount is separated into the amount related to credit losses, which is recorded as a charge to net realized investment losses included in our earnings, and the amount related to all other factors, which is recognized in other comprehensive income. The non-credit related loss component is equal to the difference between the fair value of a security and its impaired carrying value.

Management exercised significant judgment with respect to certain securities in determining whether impairments are temporary or other than temporary. At December 31, 2010, this included debt securities with $70.7 million of gross unrealized losses of 50% or more for which no OTTI was ultimately indicated. In reaching its conclusions, management used a number of issuer-specific quantitative indicators and qualitative judgments to access the probability of receiving a given security’s contractual cash flows. This included the issue’s implied yield to maturity, cumulative default rate based on rating, comparisons of issue-specific spreads to industry or sector spreads, specific trading activity in the issue, and other market data such as recent debt tenders and upcoming refinancing requirements. Management also reviewed fundamentals such as issuer credit and liquidity metrics, business outlook and industry conditions. Management does not have the intention to sell nor does it expect to be required to sell these securities. Management maintains a watch list of securities that is reviewed for impairments. Each security on the watch list was evaluated, analyzed and discussed, with the positive and negative factors weighed in the ultimate determination of whether or not the security was other-than-temporarily impaired.

In determining that the securities giving rise to the previously mentioned unrealized losses were not other-than-temporarily impaired, we considered and evaluated the factors cited above. In making these evaluations, we exercised considerable judgment. Accordingly, there can be no assurance that actual results will not differ from our judgments and that such differences may require the future recognition of OTTI charges that could have a material effect on our financial position and results of operations. In addition, the value of, and the realization of any loss on, a debt security or equity security is subject to numerous risks, including interest rate risk, market risk, credit risk and liquidity risk. The magnitude of any loss incurred by us may be affected by the relative concentration of our investments in any one issuer or industry. We have established specific policies limiting the concentration of our investments in any single issuer and industry and believe our investment portfolio is prudently diversified.

Debt Securities

Fixed maturity OTTIs recorded in 2010 were concentrated in structured securities. These impairments were driven primarily by significant rating downgrades and increased collateral default rates. In our judgment, these credit events or other adverse conditions of the issuers have caused, or will most likely lead to, a deficiency in the contractual cash flows related to the investment. Therefore, based upon these credit events, we have determined that OTTIs exist. Total debt impairments recognized through earnings related to such credit-related circumstances were $48.3 million in 2010 and $91.6 million in 2009.

In addition to these credit-related impairments recognized through earnings, we impaired securities to fair value through other comprehensive loss for any impairments related to non-credit related factors. These types of impairments were driven primarily by market or sector credit spread widening or by a lack of liquidity in the securities. The amount of impairments recognized as an adjustment to other comprehensive loss due to these factors was $55.5 million in 2010 and $93.1 million in 2009.

Prospectively, we will account for the OTTI security as if the debt security had been purchased on the impairment date, using an amortized cost basis equal to the previous cost basis less the amount of the credit loss impairment. We will continue to estimate the present value of future cash flows expected and, if significantly greater than the new cost basis, accrete the difference as interest income.

8.

Investing Activities (continued)

The following table rolls forward the amount of credit losses recognized in earnings on debt securities held at the beginning of the period, for which a portion of the OTTI was also recognized in other comprehensive income.

Credit Losses Recognized in Earnings on Debt Securities for	Years Ended December 31,
which a Portion of the OTTI Loss was Recognized in OCI:	2010	2009
($ in millions)
Balance, beginning of period	$(44.4)	$(41.6)
Add: Credit losses on OTTIs not previously recognized	(17.1)	(39.4)
Less: Credit losses on securities sold	11.4	45.4
Less: Credit losses on securities impaired due to intent to sell	--	--
Add: Credit losses on previously impaired securities	(21.0)	(8.8)
Less: Credit losses upon adoption of ASC 815	10.7	--
Less: Increases in cash flows expected on previously impaired securities	--	--
Balance, end of period	$(60.4)	$(44.4)

Venture Capital Partnerships

The following table presents investments in limited partnerships interests. We make contributions to partnerships under existing or new funding commitments.

Investment Activity in Venture Capital Partnerships:	Years Ended December 31,
($ in millions)	2010	2009	2008

Contributions	$31.6	$29.5	$49.5
Equity in earnings (loss) of partnerships	24.5	(25.6)	(4.5)
Distributions	(24.7)	(15.3)	(18.3)
Change in venture capital partnerships	31.4	(11.4)	26.7
Venture capital partnership investments, beginning of year	188.6	200.0	173.3
Venture capital partnership investments, end of year	$220.0	$188.6	$200.0

Amounts applicable to the closed block	$210.0	$180.2	$188.5

Other Investments

Other Investments:	As of December 31,
($ in millions)	2010	2009

Transportation and other equipment leases	$28.1	$47.6
Mezzanine partnerships	187.5	176.2
Affordable housing partnerships	6.3	8.7
Derivative instruments (Note 12)	136.9	116.6
Real estate	2.3	34.9
Other partnership interests(1)	123.6	111.2
Other interests	24.6	32.1
Mortgage loans	4.1	8.9
Other investments	$513.4	$536.2

Amounts applicable to the closed block	$125.5	$142.8

———————

(1)

Represents primarily private equity partnerships, hedge funds and direct equity investments.

Statutory Deposits

Pursuant to certain statutory requirements, as of December 31, 2010, our Life Companies had on deposit securities with a fair value of $48.8 million in insurance department special deposit accounts. Our Life Companies are not permitted to remove the securities from these accounts without approval of the regulatory authority.

8.

Investing Activities (continued)

Net Investment Income

Sources of Net Investment Income:	Years Ended December 31,
($ in millions)	2010	2009	2008

Debt securities	$601.4	$647.6	$717.9
Equity securities	2.4	0.4	4.3
Mortgage loans	0.5	0.7	1.0
Venture capital partnerships	24.5	(25.9)	(4.7)
Policy loans	171.7	183.6	187.0
Other investments	47.6	(14.1)	13.6
Fair value option investments	7.2	1.5	(7.6)
Other income	1.7	3.3	3.8
Cash and cash equivalents	0.1	0.3	6.1
Total investment income	857.1	797.4	921.4
Discontinued operations	(5.0)	(4.8)	(6.6)
Investment expenses	(16.5)	(15.5)	(20.3)
Net investment income, general account investments	835.6	777.1	894.5
Debt and equity securities pledged as collateral (Note 11)	--	--	7.9
Net investment income	$835.6	$777.1	$902.4

Amounts applicable to closed block	$502.3	$457.8	$523.1

Net Realized Investment Gains (Losses)

Sources and Types of Net Realized Investment Gains (Losses):	Years Ended December 31,
($ in millions)	2010	2009	2008

Total other-than-temporary debt impairments	$(103.8)	$(184.7)	$--
Portion of loss recognized in other comprehensive income	55.5	93.1	--
Net debt impairments recognized in earnings	$(48.3)	$(91.6)	$--

Debt security impairments	$(48.3)	$(91.6)	$(224.0)
Equity security impairments	(0.6)	(5.2)	(2.7)
Other investments impairments	--	(10.2)	(16.0)
Debt and equity securities pledged as collateral impairments	--	--	(2.3)
Impairment losses	(48.9)	(107.0)	(245.0)
Debt security transaction gains	60.9	38.3	8.1
Debt security transaction losses	(15.8)	(64.1)	(17.8)
Equity security transaction gains	--	2.2	13.4
Equity security transaction losses	--	--	(42.9)
Mortgage loan transaction gains (losses)	--	--	(0.1)
Venture capital partnership transaction gains (losses)	(0.3)	(3.6)	(3.0)
Real estate transaction gains	--	--	2.4
Real estate transaction losses	--	--	--
Debt and equity securities pledged as collateral gains	--	--	2.2
Debt and equity securities pledged as collateral losses	--	--	--
Other investments transaction gains	(1.2)	1.3	--
Other investments transaction losses	--	--	(1.0)
CDO deconsolidation	--	57.0	--
Net transaction gains (losses)	43.6	31.1	(38.7)
Realized gains (losses) on derivative assets and liabilities	(7.9)	(31.0)	6.3
Net realized investment gains (losses), excluding impairment losses	35.7	0.1	(32.4)
Net realized investment losses, including impairment losses	$(13.2)	$(106.9)	$(277.4)

8.

Investing Activities (continued)

Unrealized Investment Gains (Losses)

Sources of Changes in Net Unrealized Investment Gains (Losses):	Years Ended December 31,
($ in millions)	2010	2009	2008

Debt securities	$580.7	$1,360.2	$(1,545.2)
Equity securities	18.0	(0.3)	(31.4)
Debt and equity securities pledged as collateral	--	--	(2.3)
Other investments	9.6	5.4	(2.9)
Net unrealized investment losses	$608.3	$1,365.3	$(1,581.8)

Net unrealized investment losses	$608.3	$1,365.3	$(1,581.8)
Applicable policyholder dividend obligation	(298.7)	(78.4)	128.0
Applicable deferred policy acquisition cost	(198.9)	(603.6)	709.3
Applicable deferred income tax	(24.9)	(154.3)	213.0
Offsets to net unrealized investment losses	(522.5)	(836.3)	1,050.3
Net unrealized investment gains (losses) included in other comprehensive income (Note 15)	$85.8	$529.0	$(531.5)

Investing Cash Flows

Investment Purchases, Sales, Repayments and Maturities:	Years Ended December 31,
($ in millions)	2010	2009	2008

Debt security purchases	$(6,585.2)	$(7,558.7)	$(4,737.8)
Equity security purchases	(7.2)	(5.3)	(85.2)
Venture capital partnership investments	(31.6)	(29.1)	(49.5)
Other investments purchases	(178.8)	(220.8)	(440.2)
Investment purchases	$(6,802.8)	$(7,813.9)	$(5,312.7)

Debt securities sales	$5,312.6	$6,804.7	$3,937.3
Debt securities maturities and repayments	1,266.4	1,487.5	1,182.2
Equity security sales	0.6	2.3	172.1
Mortgage loan maturities and principal repayments	5.0	2.6	3.9
Venture capital partnership capital distributions	24.7	15.4	18.3
Real estate and other investments sales	160.6	106.7	400.7
Investment sales, repayments and maturities	$6,769.9	$8,419.2	$5,714.5

Non-Consolidated Variable Interest Entities

Entities which do not have sufficient equity at risk to allow the entity to finance its activities without additional financial support or in which the equity investors, as a group, do not have the characteristic of a controlling financial interest are referred to as VIEs. We perform ongoing assessments of our investments in VIEs to determine whether we have a controlling financial interest in the VIE and therefore would be considered to be the primary beneficiary. An entity would be considered a primary beneficiary and be required to consolidate a VIE when the entity has both the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and the obligation to absorb losses, or right to receive benefits, that could potentially be significant to the VIE. We reassess our VIE determination with respect to an entity on an ongoing basis.

We are involved with various entities that are deemed to be VIEs primarily as a passive investor in private equity limited partnerships and through direct investments, in which we are not related to the general partner. These investments are accounted for under the equity method of accounting and are included in other invested assets category of the balance sheet. The following table presents the carrying value of assets and liabilities, and the maximum exposure to loss relating to significant VIEs for which we are not the primary beneficiary.

8.

Investing Activities (continued)

Carrying Value of Assets and Liabilities	December 31, 2010			December 31, 2009
and Maximum Exposure Loss Relating			Maximum			Maximum
to Variable Interest Entities:			Exposure			Exposure
($ in millions)	Assets	Liabilities	to Loss	Assets	Liabilities	to Loss

Limited partnerships	$550.4	$--	$550.4	$557.8	$--	$557.8
Direct equity investments	17.4	--	17.4	9.4	--	9.4
Receivable(1)	6.8	--	6.8	11.4	--	11.4
Total	$574.6	$--	$574.6	$578.6	$--	$578.6

———————

(1)

In connection with the sale of certain venture capital partnerships, Phoenix Life issued a guarantee with respect to the outstanding unfunded commitments related to the partnerships that were sold. See Note 17 to these financial statements for additional information regarding such commitments.

The asset value of our investments in VIEs (based upon sponsor values and financial statements of the individual entities) for which we are not the primary beneficiary was $574.6 million as of December 31, 2010. Our maximum exposure to loss related to these non-consolidated VIEs is limited to the amount of our investment.

Issuer and Counterparty Credit Exposure

Credit exposure related to issuers and derivatives counterparties is inherent in investments and derivatives contracts with positive fair value or asset balances. We manage credit risk through the analysis of the underlying obligors, issuers and transaction structures. We review our debt security portfolio regularly to monitor the performance of obligors and assess the stability of their credit ratings. We also manage credit risk through industry and issuer diversification and asset allocation. Maximum exposure to an issuer or derivative counterparty is defined by quality ratings, with higher quality issuers having larger exposure limits. We have an overall limit on below investment grade rated issuer exposure. To further mitigate the risk of loss on derivatives, we only enter into contracts in which the counterparty is a financial institution with a rating of A or higher.

As of December 31, 2010, we held derivative assets, net of liabilities, with a fair value of $125.7 million. Derivative credit exposure was diversified with seven different counterparties. We also had debt securities of these issuers with a carrying value of $95.2 million. Our maximum amount of loss due to credit risk with these issuers was $220.9 million. See Note 12 to these financial statements for more information regarding derivatives.

9.

Financing Activities

Indebtedness

Indebtedness at Carrying Value:	As of December 31,
($ in millions)	2010	2009

7.15% surplus notes	$174.1	$174.1
Total indebtedness	$174.1	$174.1

Our 7.15% surplus notes are due December 15, 2034. The carrying value of the 2034 notes is net of $0.9 million of unamortized original issue discount. Interest payments are at an annual rate of 7.15%, require the prior approval of the Superintendent of Insurance of the State of New York and may be made only out of surplus funds which the Superintendent determines to be available for such payments under New York Insurance Law. The notes may be redeemed at our option at any time at the “make-whole” redemption price set forth in the offering circular. New York Insurance Law provides that the notes are not part of our legal liabilities.

9.

Financing Activities (continued)

Interest Expense on Indebtedness:	Years Ended December 31,
($ in millions)	2010	2009	2008

Interest expense incurred	$12.5	$12.5	$12.5
Interest paid	$12.5	$12.5	$12.5

Future minimum annual principal payments on indebtedness as of December 31, 2010 are $175.0 million in 2034.

10.

Separate Accounts, Death Benefits and Other Insurance Benefit Features

Separate account products are those for which a separate investment and liability account is maintained on behalf of the policyholder. Investment objectives for these separate accounts vary by fund account type, as outlined in the applicable fund prospectus or separate account plan of operations. Our separate account products include variable annuities and variable life insurance contracts. The assets supporting these contracts are carried at fair value and reported as separate account assets with an equivalent amount reported as separate account liabilities. Amounts assessed against the policyholder for mortality, administration, and other services are included within revenue in fee income. In 2010 and 2009 there were no gains or losses on transfers of assets from the general account to a separate account.

Variable Annuities

Many of our variable annuity contracts offer various guaranteed minimum death, accumulation, withdrawal and income benefits. These benefits are offered in various forms as described below. We currently reinsure a significant portion of the death benefit guarantees associated with our in-force block of business. We establish policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity policies as follows:

•

Liabilities associated with the GMDB are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used for calculating the liabilities are generally consistent with those used for amortizing deferred policy acquisition costs.

•

Liabilities associated with the GMIB are determined by estimating the expected value of the income benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used for calculating such guaranteed income benefit liabilities are generally consistent with those used for amortizing deferred policy acquisition costs.

For annuities with GMDB and GMIB, 200 stochastically generated scenarios were used.

Separate Account Investments of Account Balances of Contracts with Guarantees:	As of December 31,
($ in millions)	2010	2009

Debt securities	$737.4	$661.2
Equity funds	2,266.4	2,244.6
Other	95.9	99.5
Total	$3,099.7	$3,005.3

Changes in Guaranteed Liability Balances:	Year Ended
($ in millions)	December 31, 2010
	Annuity	Annuity
	GMDB	GMIB

Liability balance as of January 1, 2010	$5.1	$16.3
Incurred	4.6	1.8
Paid	(5.1)	--
Liability balance as of December 31, 2010	$4.6	$18.1

10.

Separate Accounts, Death Benefits and Other Insurance Benefit Features (continued)

Changes in Guaranteed Liability Balances:	Year Ended
($ in millions)	December 31, 2009
	Annuity	Annuity
	GMDB	GMIB

Liability balance as of January 1, 2009	$9.9	$22.1
Incurred	5.4	(5.8)
Paid	(10.2)	--
Liability balance as of December 31, 2009	$5.1	$16.3

Changes in Guaranteed Liability Balances:	Year Ended
($ in millions)	December 31, 2008
	Annuity	Annuity
	GMDB	GMIB

Liability balance as of January 1, 2008	$3.2	$5.9
Incurred	11.7	16.2
Paid	(5.0)	--
Liability balance as of December 31, 2008	$9.9	$22.1

The GMDB and GMIB guarantees are recorded in policy liabilities and accruals on our balance sheet. Changes in the liability are recorded in policy benefits, excluding policyholder dividends, on our statement of income. In a manner consistent with our policy for deferred policy acquisition costs, we regularly evaluate estimates used and adjust the additional liability balances, with a related charge or credit to benefit expense if actual experience or other evidence suggests that earlier assumptions should be revised.

We also offer certain variable products with a guaranteed minimum withdrawal benefit (“GMWB”), a guaranteed minimum accumulation benefit (“GMAB”), a guaranteed pay-out annuity floor (“GPAF”) and a combination rider (“COMBO”).

The GMWB rider guarantees the policyholder a minimum amount of withdrawals and benefit payments over time, regardless of the investment performance of the contract, subject to an annual limit. Optional resets are available. In addition, these contracts have a feature that allows the policyholder to receive the guaranteed annual withdrawal amount for as long as they are alive.

The GMAB rider provides the contract owner with a minimum accumulation of the contract owner’s purchase payments deposited within a specific time period, adjusted for withdrawals, after a specified amount of time determined at the time of issuance of the variable annuity contract.

The GPAF rider provides the policyholder with a minimum payment amount if the variable annuity payment falls below this amount on the payment calculation date.

The COMBO rider includes the GMAB and GMWB riders as well as the GMDB rider at the policyholder’s option.

The GMWB, GMAB, GPAF and COMBO represent embedded derivatives in the variable annuity contracts that are required to be reported separately from the host variable annuity contract. They are carried at fair value and reported in policyholder deposit funds. The fair value of the GMWB, GMAB, GPAF and COMBO obligation is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. As markets change, mature and evolve and actual policyholder behavior emerges, management continually evaluates the appropriateness of its assumptions.

As of December 31, 2010 and 2009, there was no reinsurance of the aggregate account value with the GMWB, GMAB, GPAF and COMBO features. In order to minimize the volatility associated with the unreinsured liabilities, we have established an alternative risk management strategy. We hedge our GMAB and GMWB exposure using equity options, equity futures, swaps and swaptions. These investments are included in other investments on our balance sheet. Embedded derivative liabilities for GMWB, GMAB, GPAF and COMBO are shown in the table below. There were no benefit payments made for the GMWB and GMAB during 2010 and 2009. There were benefit payments made of $0.4 million and $0.6 million for GPAF during 2010 and 2009, respectively.

10.

Separate Accounts, Death Benefits and Other Insurance Benefit Features (continued)

Embedded Derivative Liabilities:	As of December 31,
($ in millions)	2010	2009

GMWB	$(1.7)	$3.8
GMAB	13.3	20.1
GPAF	3.0	2.2
COMBO	(0.6)	(0.6)
Index credits	(0.1)	--
Total embedded derivatives	$13.9	$25.5

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable upon annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the policyholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Additional Insurance Benefits:		Net Amount	Average
($ in millions)	Account	at Risk after	Attained Age
	Value	Reinsurance	of Annuitant

GMDB return of premium	$1,032.9	$19.2	61
GMDB step up	1.614.1	89.5	62
GMDB earnings enhancement benefit (EEB)	47.3	0.3	61
GMDB greater of annual step up and roll up	32.1	7.7	65
Total GMDB at December 31, 2010	$2,726.4	$116.7

Combination Rider	$11.2		60
GMAB	440.3		56
GMIB	528.4		62
GMWB	617.0		61
GPAF	16.1		76
Total at December 31, 2010	$1,613.0

Additional Insurance Benefits:		Net Amount	Average
($ in millions)	Account	at Risk after	Attained Age
	Value	Reinsurance	of Annuitant

GMDB return of premium	$1,097.4	$58.6	60
GMDB step up	1,611.8	222.9	61
GMDB earnings enhancement benefit (EEB)	49.2	1.4	61
GMDB greater of annual step up and roll up	32.8	10.0	64
Total GMDB at December 31, 2009	$2,791.2	$292.9

Combination Rider	$10.4		58
GMAB	417.9		55
GMIB	525.8		61
GMWB	592.6		60
GPAF	18.9		75
Total at December 31, 2009	$1,565.6

With the return of premium the death benefit is the greater of current account value or premiums paid (less any adjusted partial withdrawals).

With the step up, the death benefit is the greater of current account value, premiums paid (less any adjusted partial withdrawals) or the annual step up amount prior to the eldest original owner attaining a certain age. On and after the eldest original owner attains that age, the death benefit is the greater of current account value or the death benefit at the end of the contract year prior to the eldest original owner’s attaining that age plus premium payments (less any adjusted partial withdrawals) made since that date.

10.

Separate Accounts, Death Benefits and Other Insurance Benefit Features (continued)

With the EEB, the death benefit is the greater of the premiums paid (less any adjusted partial withdrawals) or the current account value plus the EEB. The EEB is an additional amount designed to reduce the impact of taxes associated with distributing contract gains upon death.

With the greater of annual step up and annual roll up, the death benefit is the greatest of premium payments (less any adjusted partial withdrawals), the annual step up amount, the annual roll up amount or the current account value prior to the eldest original owner attaining age 81. On and after the eldest original owner attained age 81, the death benefit is the greater of current account value or the death benefit at the end of the contract year prior to the eldest original owner’s attained age of 81 plus premium payments (less any adjusted partial withdrawals) made since that date.

Universal Life

Liabilities for universal life are generally determined by estimating the expected value of losses when death benefits exceed revenues and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating these liabilities are consistent with those used for amortizing deferred policy acquisition costs. A single set of best estimate assumptions is used since these insurance benefits do not vary significantly with capital markets volatility. At December 31, 2010 and 2009, we held additional universal life benefit reserves in accordance with death benefit and other insurance benefit reserves of $105.0 million and $89.4 million, respectively.

11.

Investments Pledged as Collateral and Non-recourse Collateralized Obligations

We are involved with various entities in the normal course of business that may be deemed to be variable interest entities and, as a result, we may be deemed to hold interests in those entities. The collateralized obligation trusts reside in bankruptcy remote special purpose entities for which we provide neither recourse nor guarantees. We consolidated two collateralized obligation trusts as of December 31, 2008 and had no direct investment in the two consolidated collateralized obligation trusts. As a result of management’s decision in the first quarter of 2009 to legally assign Virtus as the collateral manager, we performed an analysis of both of these CDOs and determined that we were no longer the primary beneficiary. Accordingly, we deconsolidated these two CDOs effective January 1, 2009, resulting in an increase to shareholders’ equity of $88.8 million for the year ended December 31, 2009, of which $57.0 million was recorded as a realized gain and $31.8 million was reflected as other comprehensive income, effectively reversing losses recorded in earnings and other comprehensive income in prior years. We earned investment income on debt and equity securities pledged as collateral, net of interest expense on collateralized obligations and applicable minority interest of $0.4 million for the year ended December 31, 2008 related to these consolidated obligation trusts.

The amount of collateralized debt obligation-related derivative cash flow hedge ineffectiveness recognized through earnings for the year ended December 31, 2008 was $0.3 million. See Note 8 to these financial statements for information on realized investment losses related to these collateralized debt obligations.

Effect of Consolidation (Deconsolidation) of	As of and for the
Collateralized Obligation Trusts:	Years Ended December 31,
($ in millions)	2009	2008

Increase (decrease) in net income	$57.0	$(4.2)
Increase (reduction) to stockholders’ equity	$88.8	$(88.8)

The impact to net income in 2009 represents the realized gain recognized upon the deconsolidation of the CDOs in 2009. The above credits (charges) to net income (loss) and stockholder’s equity primarily relate to realized and unrealized investment losses within the collateralized obligation trusts.

12.

Derivative Instruments

Derivative instruments

We use derivatives to manage certain risks in our general account portfolio as well as our insurance liabilities. Our derivatives generally do not qualify for hedge accounting treatment and are stated at fair value (market value) with changes in valuation reported in net realized capital gains/losses. Derivatives that are designated as hedges for accounting purposes are also stated at fair value. However, changes in the fair value of such derivatives are recorded in other comprehensive income, or net income, depending on the nature and effectiveness of the hedge. The Company seeks to enter into over-the-counter (“OTC”) derivative transactions pursuant to master agreements that provide for a netting of payments and receipts with a single counterparty. As of December 31, 2010, $6.9 million of cash and cash equivalents was held as collateral by a third party related to our derivative transactions.

Derivative Instruments Held in			As of December 31,
General Account:			2010		2009
($ in millions)	Notional
	Amount	Maturity	Asset	Liability	Asset	Liability
Non-Hedging Derivative Instruments
Interest rate swaps	$87.0	2017-2018	$3.6	$2.5	$1.7	$0.5
Variance swaps	0.9	2015-2017	--	0.6
Swaptions	44.0	2011	4.8	--	6.0	--
Put options	448.0	2014-2024	83.3	--	90.9	--
Call options	34.8	2011-2015	11.2	6.0	5.3	0.8
Futures contracts	58.3	2011	34.0	2.0	12.0	--
	673.0		136.9	11.1	115.9	1.3
Hedging Derivative Instruments
Cross currency swaps	15.0	2012-2016	--	0.1	0.7	1.5
	15.0		--	0.1	0.7	1.5
Total derivative instruments	$688.0		$136.9	$11.2	$116.6	$2.8

Interest Rate Swaps

We maintain an overall interest rate risk management strategy that primarily incorporates the use of interest rate swaps as hedges of our exposure to changes in interest rates. Our exposure to changes in interest rates primarily results from our commitments to fund interest-sensitive insurance liabilities, as well as from our significant holdings of fixed rate financial instruments. We use interest rate swaps that effectively convert variable rate cash flows to fixed cash flows in order to hedge the interest rate risks associated with guaranteed minimum living benefit (GMAB/GMWB) rider liabilities.

Interest Rate Options

We use interest rate options, such as swaptions, to hedge against market risks to assets or liabilities from substantial changes in interest rates. An interest rate swaption gives us the right but not the obligation to enter into an underlying swap. Swaptions are options on interest rate swaps. All of our swaption contracts are receiver swaptions, which give us the right to enter into a swap where we will receive the agreed-upon fixed rate and pay the floating rate. If the market conditions are favorable and the swap is needed to continue hedging our inforce liability business, we will exercise the swaption and enter into a fixed rate swap. If a swaption contract is not exercised by its option maturity date, it expires with no value.

Exchange Traded Future Contracts

We use equity index futures to hedge the market risks from changes in the value of equity indices, such as S&P 500, associated with guaranteed minimum living benefit (GMAB/GMWB) rider liabilities. Positions are short-dated, exchange-traded futures with maturities of three months.

12.

Derivative Instruments (continued)

Equity Index Options

We use the following derivative contracts to hedge against market risks from changes in volatility, interest rates, and equity indices associated with our Life and Annuity products:

•

Equity index options, such as S&P 500 puts for the variable annuity guaranteed minimum living benefit (GMAB/GMWB) rider liabilities;

•

Equity index options, such as S&P 500 European calls for the Equity Index Universal Life (EIUL); and

•

Equity index options, such as S&P European, Asian and Binary calls for the Equity Index Annuity (EIA).

An equity index put option affords us the right to sell a specified equity index at the established price determined at the time the instrument was purchased. We may use short-dated options, which are traded on exchanges or use long-dated OTC options, which require entering into an agreement with another party (referred to as the counterparty).

An equity index call option affords us the right to buy a specified equity index at the established price determined at the time the instrument was purchased. We used exact-dated options, which are traded OTC with another party (referred to as the counterparty) to closely replicate the option payoff profile embedded in EIA and EIUL liabilities.

Cross Currency Swaps

We use cross currency swaps to hedge against market risks from changes in foreign currency exchange rates. Currency swaps are used to swap bond asset cash flows denominated in a foreign currency back to U.S. dollars. Under foreign currency swaps, we agree with another party (referred to as the counterparty) to exchange principal and periodic interest payments denominated in foreign currency for payments in U.S. dollars.

Contingent Features

Derivative counterparty agreements contain certain provisions that require our insurance companies’ financial strength rating to be above a certain threshold. If our financial strength ratings were to fall below a specified rating threshold, certain derivative counterparties could request immediate payment or demand immediate and ongoing full collateralization on derivative instruments in net liability positions, or even trigger a termination of existing derivatives and/or future derivative transactions.

In a couple of derivative counterparty agreements, our financial strength ratings remain below the specified threshold levels as a result of a rating downgrade in early 2009. However, the Company held no derivative instruments as of December 31, 2010 in a net liability position payable to any counterparty (i.e., such derivative instruments have fair values in a net asset position payable to the Company if such holdings were liquidated).

13.

Fair Value of Financial Instruments

ASC 820-10 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

13.

Fair Value of Financial Instruments (continued)

ASC 820-10 establishes a three-level valuation hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels, from highest to lowest, are defined as follows:

•

Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets. Level 1 securities include highly liquid government bonds and exchange-traded equities.

•

Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Examples of such instruments include government-backed mortgage products, certain collateralized mortgage and debt obligations and certain high-yield debt securities.

•

Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement. Securities classified within Level 3 include broker quoted investments, certain residual interests in securitizations and other less liquid securities. Most valuations that are based on brokers’ prices are classified as Level 3 due to a lack of transparency in the process they use to develop prices.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

The following table presents the financial instruments carried at fair value by ASC 820-10 valuation hierarchy (as described above).

Fair Values of Financial Instruments by Level:	As of December 31, 2010
($ in millions)	Level 1	Level 2	Level 3	Total
Assets
Available-for-sale debt securities
U.S. government and agency	$343.5	$372.3	$--	$715.8
State and political subdivision	--	218.7	--	218.7
Foreign government	--	170.5	--	170.5
Corporate	--	5,659.9	267.9	5,927.8
Commercial mortgage-backed	--	1,092.1	56.3	1,148.4
Residential mortgage-backed	--	1,941.7	50.6	1,992.3
CDO/CLO	--	--	249.0	249.0
Other asset-backed	--	362.0	68.0	430.0
Available-for-sale equity securities	0.7	0.5	46.3	47.5
Derivative assets	--	136.9	--	136.9
Separate account assets	4,294.4	77.2	--	4,371.6
Fair value option investments	--	37.3	38.2	75.5
Total assets	$4,638.6	$10,069.1	$776.3	$15,484.0
Liabilities
Derivative liabilities	$--	$11.2	$13.9	$25.1
Total liabilities	$--	$11.2	$13.9	$25.1

———————

(1)

Excludes $37.9 million in limited partnerships and real estate investments accounted for on the equity method as well as $7.3 million in cash and cash equivalents and money market funds.

There were transfers of $123.7 million of Level 1 assets to Level 2 during the year ended December 31, 2010. These assets were transferred to Level 2 as they no longer definitively qualified as Level 1 securities as their underlying characteristics were not identical to assets being traded in active markets.

13.

Fair Value of Financial Instruments (continued)

Fair Values of Financial Instruments by Level:	As of December 31, 2009
($ in millions)	Level 1	Level 2	Level 3	Total
Assets
Available-for-sale debt securities
U.S. government and agency	$170.4	$325.6	$--		$496.0
State and political subdivision	--	178.8	--		178.8
Foreign government	--	169.7	--		169.7
Corporate	--	5,545.2	283.6		5,828.8
Commercial mortgage-backed	127.7	801.1	56.5		985.3
Residential mortgage-backed	8.1	1,959.3	118.5		2,085.9
CDO/CLO	--	--	255.2		255.2
Other asset-backed	--	196.7	84.8		281.5
Available-for-sale equity securities	1.0	5.0	19.2		25.2
Derivative assets	--	116.6	--		116.6
Separate account assets	4,287.2	84.6	--		4,371.8
Fair value option investments	--	35.8	--		35.8
Total assets	$4,594.4	$9,418.4	$817.8		$14,830.6
Liabilities				$
Derivative liabilities	$--	$2.8	$25.5		$28.3
Total liabilities	$--	$2.8	$25.5		$28.3

———————

(1)

Excludes $34.8 million in limited partnerships and real estate investments accounted for on the equity method as well as $11.5 million in cash and cash equivalents and money market funds.

Available-for-sale debt securities as of December 31, 2010 and 2009 are reported net of $41.4 million and $67.3 million of Level 2 investments included in discontinued assets on our balance sheet related to discontinued reinsurance operations.

Separate account assets as of December 31, 2009 are reported net of $3,423.6 million of Level 1 investments included in discontinued assets on our balance sheet related to PFG.

Carrying Amounts and Fair Values	As of December 31,
of Financial Instruments:	2010		2009
($ in millions)	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value

Cash and cash equivalents	$113.9	$113.9	$254.2	$254.2
Available-for-sale debt securities	10,852.5	10,852.5	10,281.2	10,281.2
Available-for-sale equity securities	47.5	47.5	25.2	25.2
Separate account assets	4,416.8	4,416.8	4,418.1	4,418.1
Mortgage loans	4.1	4.1	8.9	8.9
Derivative financial instruments	136.9	136.9	116.6	116.6
Fair value option investments	75.5	75.5	35.8	35.8
Financial assets	$15,647.2	$15,647.2	$15,140.0	$15,140.0

Investment contracts	$1,494.1	$1,510.5	$1,342.7	$1,358.6
Indebtedness	174.1	101.5	174.1	82.2
Separate account liabilities	4,416.8	4,416.8	4,418.1	4,418.1
Derivative financial instruments	25.1	25.1	28.3	28.3
Financial liabilities	$6,110.1	$6,053.9	$5,963.2	$5,887.2

Election of the fair value option allows current earnings recognition and is more consistent with management’s view of these securities’ underlying economics. Changes in the fair value of these assets are included in net investment income.

Pursuant to ASC 815, Derivatives and Hedging, adopted on July 1, 2010, this amount also includes beneficial interests in eight securitized financial assets for which an irrevocable election was made to use the fair value option. These securities contain an embedded derivative feature. These securities were valued at $38.2 million as of December 31, 2010. This election was not in existence at December 31, 2009.

13.

Fair Value of Financial Instruments (continued)

We have an established process for determining fair values. Fair value is based upon quoted market prices, where available. If listed prices or quotes are not available, or are based on disorderly transactions or inactive markets, fair value is based upon internally developed models that use primarily market-based or independently-sourced market parameters, including interest rate yield curves, option volatilities and currency rates. Valuation adjustments may be made to ensure that financial instruments are recorded at fair value. These adjustments include amounts to reflect counterparty credit quality, our own creditworthiness, liquidity and unobservable parameters that are applied consistently over time. The majority of the valuations of Level 3 assets were internally calculated or obtained from independent third-party broker quotes.

We determine fair value as the price received in an orderly transaction. Thus, we evaluate broker pricing indications, if available, to determine whether the weight of evidence indicates that markets are inactive, or transactions are disorderly. In order to determine whether the volume and level of activity for an asset or liability has significantly decreased, we compare current activity with normal market activity for the asset or liability. We may observe a notable decrease in the number of recent transactions, and the significant decline or absence of a market for new issuances for the security or a similar security. If we do receive a broker pricing indication, we look for substantiation, such as a significant increase in implied liquidity risk premiums, yields, or performance indications when compared to the expected cash flow analysis. We look to see if the pricing indications have varied substantially in a short amount of time where no fundamental event or occurrence has prompted the large variation, or if there is a significant increase in the bid-ask spread. We review published indexes that may have been historically highly correlated with the fair values that no longer are representative of an active market. For corporate positions, we utilize TRACE, for which published trade activity is made available, to assess trading activity levels. For other positions, we rely on many factors such as the observable flows through Bloomberg, trading levels and activity as reported by market participants, and industry publications that speak to trading volume and current market conditions. Using professional judgment and experience, we evaluate and weigh the relevance and significance of all applicable factors to determine if there has been a significant decrease in the volume and level of activity for an asset, or group of similar assets.

Similarly, in order to identify transactions that are not orderly, we take into consideration the activity in the market as stated above, because that can influence the determination and occurrence of an orderly transaction. In addition, we assess the period of the exposure to the market before measurement date to determine adequacy for customary marketing activities. Also, we look to see if it was marketed to a single or limited number of participants. We assess the financial condition of the seller, if available, to determine whether observed transactions may have been forced. If the trading price is an outlier when compared to similar recent transactions, we consider whether this is an indicator of a disorderly trade. Using professional judgment and experience, we evaluate and weigh the relevance and significance of all applicable factors to determine if the evidence suggests that a transaction or group of similar transactions is not orderly.

Following is a description of our valuation methodologies for assets and liabilities measured at fair value. Such valuation methodologies were applied to all of the assets and liabilities carried at fair value.

Structured Securities

For structured securities, we consider the best estimate of cash flows until maturity to determine our ability to collect principal and interest and compare this to the anticipated cash flows when the security was purchased. In addition, management judgment is used to assess the probability of collecting all amounts contractually due to us. After consideration is given to the available information relevant to assessing the collectibility, including historical events, current conditions and reasonable forecasts, an estimate of future cash flows is determined. This includes evaluating the remaining payment terms, prepayment speeds, the underlying collateral, expected defaults using current default data and the financial condition of the issuer. Other factors considered are composite credit ratings, industry forecast, analyst reports and other relevant market data are also considered, similar to those the Company believes market participants would use. For securities for which observable market data is available and substantiated, valuations reflect the quoted fair value.

To determine fair values for certain structured, CLO and CDO assets for which current pricing indications either do not exist, or are based on inactive markets or sparse transactions, we utilize model pricing using a third-party forecasting application that leverages historical trustee information for each modeled security. Principal and interest cash flows are modeled under various default scenarios for a given tranche of a security in accordance with its contractual cash flow priority of claim and subordination with respect to credit losses. The key assumptions include the level of annual default rates, loss-given-default or recovery rate, collateral prepayment rate and reinvestment spread.

13.

Fair Value of Financial Instruments (continued)

Fair value is then determined based on discounted projected cash flows. We use a discount rate based upon a combination of the current U.S. Treasury rate plus the most recent gross CDO/CLO spreads (including the corresponding swap spread) by original tranche rating, which is representative of the inherent credit risk exposure in a deal’s capital structure. A credit loss margin is then deducted from this blended rate equal to the baseline annual default rate times a loss severity rate. The rationale behind the deduction of such credit loss margins is necessary as the projected cash flows have already been default risk-adjusted, taking into account the impact of the projected credit losses in the underlying collateral.

Derivatives

Exchange-traded derivatives valued using quoted prices are classified within Level 1 of the valuation hierarchy. However, few classes of derivative contracts are listed on an exchange. Therefore, the majority of our derivative positions are valued using internally developed models that use as their basis readily observable market parameters. These positions are classified within Level 2 of the valuation hierarchy. Such derivatives include basic interest rate swaps, options and credit default swaps.

Fair values for OTC derivative financial instruments, principally forwards, options and swaps, represent the present value of amounts estimated to be received from or paid to a marketplace participant in settlement of these instruments (i.e., the amount we would expect to receive in a derivative asset assignment or would expect to pay to have a derivative liability assumed). These derivatives are valued using pricing models based on the net present value of estimated future cash flows and directly observed prices from exchange-traded derivatives or other OTC trades, while taking into account the counterparty’s credit ratings, or our own credit ratings, as appropriate. Determining the fair value for OTC derivative contracts can require a significant level of estimation and management judgment.

New and/or complex instruments may have immature or limited markets. As a result, the pricing models used for valuation often incorporate significant estimates and assumptions that market participants would use in pricing the instrument, which may impact the results of operations reported in the consolidated financial statements. For long-dated and illiquid contracts, extrapolation methods are applied to observed market data in order to estimate inputs and assumptions that are not directly observable. This enables us to mark to market all positions consistently when only a subset of prices are directly observable. Values for OTC derivatives are verified using observed information about the costs of hedging the risk and other trades in the market. As the markets for these products develop, we continually refine our pricing models to correlate more closely to the market risk of these instruments.

Retained Interest in Securitization

Retained interests in securitizations do not trade in an active, open market with readily observable prices. Accordingly, we estimate the fair value of certain retained interests in securitizations using discounted cash flow (“DCF”) models.

For certain other retained interests in securitizations (such as interest-only strips), a single interest rate path DCF model is used and generally includes assumptions based upon projected finance charges related to the securitized assets, estimated net credit losses, prepayment assumptions and contractual interest paid to third-party investors. Changes in the assumptions used may have a significant impact on our valuation of retained interests and such interests are, therefore, typically classified within Level 3 of the valuation hierarchy.

We compare the fair value estimates and assumptions to observable market data where available and to recent market activity and actual portfolio experience.

13.

Fair Value of Financial Instruments (continued)

Private Equity Investments

The valuation of non-public private equity investments requires significant management judgment due to the absence of quoted market prices, an inherent lack of liquidity and the long-term nature of such assets. Private equity investments are valued initially based upon transaction price. The carrying values of private equity investments are adjusted either upwards or downwards from the transaction price to reflect expected exit values as evidenced by financing and sale transactions with third parties, or when determination of a valuation adjustment is confirmed through ongoing reviews by senior investment managers. A variety of factors are reviewed and monitored to assess positive and negative changes in valuation including, but not limited to, current operating performance and future expectations of the particular investment, industry valuations of comparable public companies, changes in market outlook and the third-party financing environment over time. In determining valuation adjustments resulting from the investment review process, emphasis is placed on current company performance and market conditions. Private equity investments are included in Level 3 of the valuation hierarchy.

Private equity investments may also include publicly held equity securities, generally obtained through the initial public offering of privately held equity investments. Such securities are marked-to-market at the quoted public value less adjustments for regulatory or contractual sales restrictions. Discounts for restrictions are quantified by analyzing the length of the restriction period and the volatility of the equity security.

Separate Accounts

Separate account assets are primarily invested in mutual funds but also have investments in fixed maturity and equity securities. The separate account investments are valued in the same manner, and using the same pricing sources and inputs, as the fixed maturity, equity security and short-term investments of Phoenix Life. Mutual funds are included in Level 1. Most debt securities and short-term investments are included in Level 2.

Fair Value of Investment Contracts

For purposes of fair value disclosures, we determine the fair value of guaranteed interest contracts by assuming a discount rate equal to the appropriate U.S. Treasury rate plus 100 basis points to determine the present value of projected contractual liability payments through final maturity. We determine the fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, we use a discount rate equal to the appropriate U.S. Treasury rate plus 100 basis points to determine the present value of the projected account value of the policy at the end of the current guarantee period.

Deposit type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For these liabilities, we assume fair value to be equal to the stated liability balances.

Valuation of Embedded Derivatives

We make guarantees on certain variable and fixed indexed annuity contracts, including GMAB and GMWB as well as provide credits based on the performance of certain indices (“index credits”) on our fixed annuity contracts that meet the definition of an embedded derivative. The GMAB and GMWB embedded derivatives are accounted for at fair value using a risk neutral stochastic valuation methodology with changes in fair value recorded in realized investment gains. The inputs to our fair value methodology include information derived from the asset derivatives market, including the volatility surface and the swap curve. Several additional inputs are not obtained from independent sources, but instead reflect our internally developed assumptions related to mortality rates, lapse rates and policyholder behavior. The fair value of the embedded derivatives associated with our fixed indexed annuity is calculated using the budget method where the initial value is established based on the fair value of the options used to hedge the liabilities. The budget amount for future years is based on the impact of projected interest rates on the discounted liabilities. Several additional inputs reflect our internally developed assumptions related to lapse rates and policyholder behavior. As there are significant unobservable inputs included in our fair value methodology for these embedded derivative liabilities, we consider the above-described methodology as a whole to be Level 3 within the fair value hierarchy.

13.

Fair Value of Financial Instruments (continued)

Our fair value calculation includes a credit standing adjustment (the “CSA”). The CSA represents the adjustment that market participants would make to reflect the risk that guaranteed benefit obligations may not be fulfilled (“nonperformance risk”). In analyzing various alternatives to the CSA calculation, we determined that we could not use credit default swap spreads as there are no such observable instruments on Phoenix’s life insurance subsidiaries nor could we consistently obtain an observable price on the surplus notes issued by Phoenix Life, as the surplus notes are not actively traded. Therefore, when discounting the rider cash flows for calculation of the fair value of the liability, we calculated the CSA that reflects the credit spread (based on a Standard & Poor’s BB- credit rating) for financial services companies similar to the Company’s life insurance subsidiaries. This average credit spread is recalculated every quarter therefore the fair value will change with the passage of time even in the absence of any other changes that would affect the valuation. The impact of the CSA at December 31, 2010 and 2009 was a reduction of $19.9 million and $18.5 million in the reserves associated with these riders, respectively.

Indebtedness

Fair value of indebtedness is based on quoted market prices.

Level 3 Financial Assets and Liabilities

The following table sets forth a summary of changes in the fair value of our Level 3 financial assets and liabilities. Financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. For example, a hypothetical derivative contract with Level 1, Level 2 and significant Level 3 inputs would be classified as a Level 3 financial instrument in its entirety. Subsequently, even if only Level 1 and Level 2 inputs are adjusted, the resulting gain or loss is classified as Level 3. Further, Level 3 instruments are frequently hedged with instruments that are classified as Level 1 or Level 2 and, accordingly, gains or losses reported as Level 3 in the table below may be offset by gains or losses attributable to instruments classified in Level 1 or 2 of the fair value hierarchy.

Level 3 Financial Assets:	As of December 31, 2010
($ in millions)				Asset-		Common	Fair Value	Total
	CDO/CLO	RMBS	Corp	Backed	CMBS	Stock	Options	Assets

Balance, beginning of period	$255.2	$118.5	$283.6	$84.8	$56.5	$19.2	$--	$817.8
Purchases	19.5	4.8	91.2	36.1	2.6	4.9	--	159.1
Sales	(29.7)	(33.7)	(141.2)	(24.1)	(11.9)	--	--	(240.6)
Adjustment for initial application of accounting changes(1)	(20.6)	--	--	(9.6)	(8.0)	--	38.2	--
Transfers into Level 3(2)	--	0.3	26.5	8.7	--	5.6	--	49.5
Transfers out of Level 3(3)	--	(41.4)	(43.7)	(26.5)	--	--	--	(120.0)
Realized gains (losses) included in earnings	(16.2)	1.0	18.7	(6.6)	(5.1)	(2.0)	--	(10.2)
Unrealized gains (losses) included in other comprehensive income (loss)	40.3	0.5	32.8	4.9	22.1	18.6	--	119.2
Amortization/accretion	0.5	0.6	--	0.3	0.1	--	--	1.5
Balance, end of period	$249.0	$50.6	$267.9	$68.0	$56.3	$46.3	$38.2	$776.3

———————

(1)

Adjustment from available-for-sale debt securities to fair value option investments upon adoption of ASC 815, Derivatives and Hedging, as of July 1, 2010.

(2)

Transfers into Level 3 for the year ended December 31, 2010 primarily represent private securities for which Level 2 input assumptions for valuation pricing were no longer applicable.

(2)

Transfers out of Level 3 for the year ended December 31, 2010 primarily represent private securities for which reliable Level 2 input assumptions for valuation pricing became obtainable.

13.

Fair Value of Financial Instruments (continued)

Level 3 Financial Assets:	As of December 31, 2009
($ in millions)				Asset-		Common	Total
	CDO/CLO	RMBS	Corp	Backed	CMBS	Stock	Assets

Balance, beginning of year	$183.0	$106.2	$489.0	$91.5	$81.5	$23.4	$974.6
Purchases	17.7	46.8	106.6	56.8	10.8	0.7	239.4
Sales	(39.0)	(24.4)	(228.9)	(61.9)	(33.5)	(3.0)	(390.7)
Transfers into Level 3(1)	9.7	2.1	150.4	19.4	--	1.1	182.7
Transfers out of Level 3(2)	(22.5)	(10.7)	(289.8)	(40.0)	(15.9)	--	(378.9)
Realized gains (losses)	(17.8)	(2.5)	(16.4)	(9.6)	(0.8)	(3.0)	(50.1)
Unrealized gains (losses) included in other comprehensive income (loss)	123.7	(1.9)	71.3	27.8	14.2	--	235.1
Amortization/accretion	0.4	2.9	1.4	0.8	0.2	--	5.7
Balance, end of year	$255.2	$118.5	$283.6	$84.8	$56.5	$19.2	$817.8

———————

(1)

Transfers into Level 3 for the year ended December 31, 2009 primarily represent private securities for which Level 2 input assumptions for valuation pricing were no longer applicable.

(2)

Transfers out of Level 3 for the year ended December 31, 2009 primarily represent private securities for which reliable Level 2 input assumptions for valuation pricing became obtainable.

Level 3 Financial Liabilities:	Years Ended December 31,
($ in millions)	2010	2009
	Embedded Derivatives

Balance, beginning of year	$25.5	$118.5
Net purchases/(sales)	--	--
Transfers into Level 3	--	--
Transfers out of Level 3	--	--
Realized (gains) losses	(11.6)	(93.0)
Unrealized (gains) losses included in other comprehensive loss	--	--
Amortization/accretion	--	--
Balance, end of year	$13.9	$25.5
Portion of (gain) loss included in net loss relating to those liabilities still held	$(11.6)	$(93.0)

14.

Income Taxes

Allocation of Income Taxes:	Years Ended December 31,
($ in millions)	2010	2009	2008

Income tax expense (benefit) applicable to:
Current	$--	$(1.0)	$59.4
Deferred	1.8	(18.2)	(152.4)
Continuing operations	1.8	(19.2)	(93.0)
Discontinued operations	0.6	3.0	1.5
Income tax expense (benefit)	$2.4	$(16.2)	$(91.5)

Income taxes paid	$6.9	$66.8	$6.0

14.

Income Taxes (continued)

Effective Income Tax Rate:	Years Ended December 31,
($ in millions)	2010	2009	2008

Income (loss) from continuing operations before income taxes and minority interest	$6.8	$(65.2)	$(233.6)
Income tax expense (benefit) at statutory rate of 35%	2.4	(22.8)	(81.8)
Dividend received deduction	(0.9)	(2.2)	(4.8)
Low income housing tax credit	(1.0)	(2.5)	(3.5)
Valuation allowance increase (release)	(16.2)	34.5	--
Realized losses (gains) on available-for-sale securities pledged as collateral	--	(20.0)	1.5
State income taxes (benefit)	0.4	(1.1)	2.2
Expiration of tax attribute carryovers	14.9	--	--
Tax interest	0.3	(0.1)	0.2
ASC 740 decrease	(0.1)	(9.3)	(6.5)
IRS audit settlements / adjustments	--	8.2	--
Other, net	2.0	(3.9)	(0.3)
Income tax expense (benefit) applicable to continuing operations	$1.8	$(19.2)	$(93.0)
Effective income tax rates	26.5%	29.4%	39.8%

Deferred Income Tax Balances Attributable to Temporary Differences:	As of December 31,
($ in millions)	2010	2009
Deferred income tax assets
Future policyholder benefits	$169.6	$212.3
Unearned premiums / deferred revenues	91.2	103.7
Employee benefits	48.8	55.3
Investments	15.9	76.9
Net operating and capital loss carryover benefits	123.6	128.5
Foreign tax credits carryover benefits	1.7	14.6
General business tax credits	35.2	35.5
Valuation allowance	(5.2)	(25.8)
Gross deferred income tax assets	480.8	601.0

Deferred tax liabilities
Deferred policy acquisition costs	(368.0)	(455.3)
Other	(17.5)	(9.7)
Gross deferred income tax liabilities	(385.5)	(465.0)
Deferred income tax assets	$95.3	$136.0

As of December 31, 2010, we performed our assessment of net deferred tax assets. Significant management judgment is required in determining the provision for income taxes and, in particular, any valuation allowance recorded against our deferred tax assets. We carried a valuation allowance of $5.2 million on $100.5 million of net deferred tax assets at December 31, 2010, due to uncertainties related to our ability to utilize the deferred tax assets. The amount of the valuation allowance has been determined based on our estimates of taxable income over the periods in which the deferred tax assets are expected to reverse.

We concluded that a valuation allowance on the remaining $95.3 million of deferred tax assets at December 31, 2010, was not required. Our methodology for determining the realizability of deferred tax assets involves estimates of future taxable income from our operations and consideration of available tax planning strategies and actions that could be implemented, if necessary, as well as the expiration dates and amounts of carryforwards related to net operating losses, capital losses, foreign tax credits and general business tax credits. These estimates are projected through the life of the related deferred tax assets based on assumptions that we believe to be reasonable and consistent with current operating results. Changes in future operating results not currently forecasted may have a significant impact on the realization of deferred tax assets.

As of December 31, 2010, $123.6 million of net operating and capital loss carryover benefits were included in the federal tax asset. Of this amount, $66.3 million related to $189.4 million of federal net operating losses which are scheduled to expire in 2021 through 2030. An additional $56.2 million related to $160.6 million of federal capital losses which are scheduled to expire in 2012, 2013, 2014 and 2015. The remaining amount of $1.1 million is attributable to state net operating losses. As of December 31, 2010, a valuation allowance of $4.1 million and $1.1 million was carried against the federal and state net operating loss carryforwards, respectively.

14.

Income Taxes (continued)

As of December 31, 2010, we had deferred income tax assets of $35.2 million related to general business tax credit carryovers, which are expected to expire between the years 2022 and 2030.

As of December 31, 2010, we had deferred income tax assets of $1.7 million related to foreign tax credit carryovers, which are expected to expire between the 2015 and 2019 tax years.

Together with The Phoenix Companies, Phoenix Life is no longer subject to U.S. federal income tax examinations by tax authorities for years before 2008. During 2010, the Company resolved examinations issues for tax years 2006 and 2007. No material unanticipated assessments were incurred, and we adjusted our liability for uncertain tax positions accordingly.

We assess all significant tax positions to determine if a liability for uncertain tax positions is necessary, and, if so, the impact on the current and deferred income tax balances. Also, if indicated, we recognize interest or penalties related to income taxes as a component of the income tax provision. The interest and penalties recorded during the 12 month periods ending December 31, 2010 and 2009 were not material. We did not have an accrual for the payment of interest and penalties as of December 31, 2010.

Management believes that adequate provisions have been made in the financial statements for any potential assessments that may result from tax examinations and other tax related matters for all open tax years. Based upon the timing and status of our current examinations by taxing authorities, we do not believe that it is reasonably possible that any changes to the balance of unrecognized tax benefits occurring in the next 12 months will result in a significant change to the results of operations, financial condition or liquidity. In addition, we do not anticipate that there will be additional payments made or refunds received within the next 12 months with respect to the years under audit. We do not anticipate any increases to the existing unrecognized tax benefits that would have a material impact on the financial position of the company.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is a follows:

Reconciliation of the Beginning and Ending Amount of Unrecognized Tax Benefits:	2010	2009	2008
($ in millions)
Balance, beginning of year	$0.1	$8.7	$17.4
Reductions for tax positions of prior years	(0.1)	--	(6.6)
Settlements with taxing authorities	--	(8.6)	(2.1)
Balance, end of year	$--	$0.1	$8.7

15.

Other Comprehensive Income

Sources of Other Comprehensive Income:	Years Ended December 31,
($ in millions)	2010		2009		2008
	Gross	Net	Gross	Net	Gross	Net

Unrealized gains (losses) on investments	$612.1	$90.6	$1,244.9	$484.6	$(1,847.9)	$(615.5)
Net realized investment (gains) losses on available-for-sale securities included in net income	(3.8)	(4.8)	120.4	44.4	266.1	84.0
Net unrealized investment gains (losses)	608.3	85.8	1,365.3	529.0	(1,581.8)	(531.5)
Effect of deconsolidation of CDOs	--	--	31.8	31.8	--	--
Net unrealized foreign currency translation adjustment	(1.4)	(0.4)	--	--	0.6	0.4
Other assets	(32.3)	(32.1)	--	--	--	--
Net unrealized derivative instruments gains (losses)	28.4	12.1	(6.1)	(4.0)	12.0	9.8
Other comprehensive income (loss)	603.0	$65.4	1,391.0	$556.8	(1,569.2)	$(521.3)
Applicable policyholder dividend obligation	298.7		78.4		(128.0)
Applicable deferred policy acquisition cost amortization	198.9		603.6		(709.3)
Applicable deferred income tax expense (benefit)	40.0		152.2		(210.6)
Offsets to other comprehensive income	537.6		834.2		(1,047.9)
Other comprehensive income (loss)	$65.4		$556.8		$(521.3)

Components of Accumulated Other Comprehensive Income:	As of December 31,
($ in millions)	2010		2009
	Gross	Net	Gross	Net

Unrealized losses on investments	$288.2	$38.6	$(330.3)	$(48.9)
Unrealized foreign currency translation adjustment and other	--	--	1.4	0.4
Other assets	(0.5)	(0.3)	31.8	31.8
Unrealized losses on derivative instruments	(0.1)	(0.1)	(28.5)	(12.2)
Accumulated other comprehensive loss	287.6	$38.2	(325.6)	$(28.9)
Applicable policyholder dividend obligation	287.2		(16.6)
Applicable deferred policy acquisition costs	15.3		(186.0)
Applicable deferred income tax benefit	(53.1)		(94.1)
Offsets to accumulated other comprehensive income	249.4		(296.7)
Accumulated other comprehensive loss	$38.2		$(28.9)

16.

Employee Benefit Plans and Employment Agreements

The Phoenix Companies provides most of its employees and those of its subsidiaries with post-employment benefits that include retirement benefits, through pension and savings plans, and other benefits, including health care and life insurance. This includes three defined benefit pension plans covering our employees. We incur applicable employee benefit expenses through the process of cost allocation by The Phoenix Companies.

The employee pension plan, covering substantially all employees, provides benefits up to the amount allowed under the Internal Revenue Code. The two supplemental plans provide benefits in excess of the primary plan. Retirement benefits under all plans are a function of years of service and compensation. The employee pension plan is funded with assets held in a trust while the supplemental plans are unfunded. Effective March 31, 2010, all benefit accruals under our funded and unfunded defined benefit plans were frozen.

In December 2009, The Phoenix Companies announced the decision to eliminate retiree medical coverage for current employees whose age plus years of service did not equal at least 65 as of March 31, 2010. Employees who remain eligible must still meet all other plan requirements to receive benefits. In addition, the cap on the company’s contribution to pre-65 retiree medical costs per participant will be reduced beginning with the 2011 plan year.

16.

Employee Benefit Plans and Employment Agreements (continued)

The funding requirements of The Phoenix Companies pension plan are dependent on interest rates and market performance. Significant assumptions made by The Phoenix Companies related to this plan include the discount rate and the long-term rate of return on plan assets. The discount rate assumption is developed using upon a yield curve approach comprised of bonds rated Aa or higher by Moody’s Investor Services or rated AA or higher by Standard & Poor’s with maturities between one and fifteen or more years. The long-term rate of return of plan assets is determined through modeling long-term returns and asset return volatilities.

Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits, and the net assets of the plans available for benefits, is omitted as the information is not separately calculated for our participation in the plans. The Phoenix Companies, the plan sponsor, established an accrued liability and amounts attributable to us have been allocated.

Employee benefit expense allocated to us for these benefits totaled $13.6 million, $37.4 million and $15.1 million for 2010, 2009 and 2008, respectively. Over the next 12 months, The Phoenix Companies expects to make contributions to the pension plans of which approximately $14.9 million will be allocated to us.

17.

Discontinued Operations

PFG Holdings, Inc.

On January 4, 2010, we signed a definitive agreement to sell PFG and its subsidiaries, including AGL Life Assurance Company, to Tiptree. Because of the divestiture, we determined that these operations are reflected as discontinued operations. The 2010 consolidated balance sheet has been presented with the gross assets and liabilities of discontinued operations in separate lines and the consolidated statements of income and comprehensive income have been presented with the net results from discontinued operations, shown after the results from continuing operations. We have reclassified prior period financial statements to conform to this change.

On June 23, 2010, the Company completed the divestiture of PFG and closed the transaction.

The definitive agreement to sell PFG contains a provision requiring the Company to indemnify Tiptree for any losses due to actions resulting from certain specified acts or omissions associated with the divested business prior to closing. There has been litigation filed that falls within this provision of the agreement. The Company intends to defend these matters vigorously.

The following table provides detailed information regarding the financial statement lines identified as discontinued operations as of December 31, 2009. There were no assets or liabilities on the balance sheet identified as discontinued operations related to PFG at December 31, 2010.

Summarized Balance Sheet for PFG Holdings, Inc.:	As of December 31,
($ in millions)	2010	2009

Policy loans	$--	$76.8
Other assets	--	45.4
Separate account assets	--	3,423.6
Total assets	$--	$3,545.8

Policy liabilities and accruals and other liabilities	$--	$108.1
Separate account liabilities	--	3,423.6
Total liabilities	$--	$3,531.7

17.

Discontinued Operations (continued)

Summarized Statement of Income for PFG Holdings, Inc.:	Years Ended December 31,
($ in millions)	2010	2009	2008

Total revenues	$10.3	$22.5	$24.3
Loss recognized on anticipated sale	--	(10.0)	--
Other benefits and expenses	(11.4)	(24.0)	(20.7)
Earnings before taxes	(1.1)	(11.5)	3.6
Income tax expense	--	--	1.2
Net income (loss) from discontinued operations	$(1.1)	$(11.5)	$2.4

Phoenix Life and Reassurance Company of New York

Included in the January 4, 2010 agreement with Tiptree was a provision for the purchase of PLARNY pending regulatory approval. On September 24, 2010, approval was obtained from the State of New York Insurance Department for Tiptree and PFG Holdings Acquisition Corporation to acquire PLARNY for an amount equal to its aggregate capital and surplus. The transaction closed on October 6, 2010. Because of the divestiture, these operations are reflected as discontinued operations. We have reclassified prior period financial statements to conform to this change.

Net income of $1.0 million, $0.3 million and $0.3 million was recognized during the years ended December 31, 2010, 2009 and 2008, respectively. As of December 31, 2010, there were no assets or liabilities related to PLARNY reflected as discontinued operations on the balance sheet. As of December 31, 2009, $13.7 million of assets and $0.1 million of liabilities were reflected as discontinued operations on the balance sheet. Prior to the closing of the transaction, PLARNY made a dividend distribution in the fourth quarter of 2010 of $10.0 million to its parent company, PM Holdings, Inc., in accordance with the sales agreement. A loss of $0.1 million was recognized during the year ended December 31, 2010 related to this transaction.

Discontinued Reinsurance Operations

In 1999, we discontinued our reinsurance operations through a combination of sale, reinsurance and placement of certain retained group accident and health reinsurance business into run-off. We adopted a formal plan to stop writing new contracts covering these risks and to end the existing contracts as soon as those contracts would permit. However, we remain liable for claims under contracts which have not been commuted.

We have established reserves for claims and related expenses that we expect to pay on our discontinued group accident and health reinsurance business. These reserves are based on currently known facts and estimates about, among other things, the amount of insured losses and expenses that we believe we will pay, the period over which they will be paid, the amount of reinsurance we believe we will collect from our retrocessionaires and the likely legal and administrative costs of winding down the business. Losses of $3.2 million in 2010 and $71.7 million in 2009 were recognized primarily related to adverse developments which occurred during these respective years. A loss of $0.1 million was recognized in 2008. See Note 21 to these financial statements for additional information on our discontinued reinsurance operations.

Adjustments Related to Prior Years

During the year ended December 31, 2009, a loss of $82.8 million was recognized on our discontinued operations. Included in this loss was approximately $14.4 million associated with the correction of errors dating back to 1999. We have assessed the impact of these errors on all prior periods and have determined that the errors were not material to any individual year during the intervening period.

18.

Phoenix Life Statutory Financial Information and Regulatory Matters

Our insurance subsidiaries are required to file, with state regulatory authorities, annual statements prepared on an accounting basis prescribed or permitted by such authorities.

18.

Phoenix Life Statutory Financial Information and Regulatory Matters (continued)

As of December 31, 2010, statutory surplus differs from equity reported in accordance with GAAP for life insurance companies primarily as follows:

•

policy acquisition costs are expensed when incurred;

•

impairments on investments are based on different assumptions;

•

surplus notes are included in surplus rather than debt;

•

postretirement benefit expense allocated to Phoenix Life from The Phoenix Companies relate only to vested participants and expense is based on different assumptions and reflect a different method of adoption;

•

life insurance reserves are based on different assumptions; and

•

deferred tax assets are limited to amounts reversing in a specified period with an additional limitation based upon 10% or 15% of statutory surplus, dependent on meeting certain risk-based capital (“RBC”) thresholds.

Phoenix Life requested as a permitted practice its intent to accelerate the admission of the remaining $13.7 million indemnity reserve related to Phoenix Life’s surplus notes into Phoenix Life’s statutory surplus as of December 31, 2008. The request was approved by the New York Department of Insurance on February 20, 2009.

Statutory Financial Data for Phoenix Life:	As of or for the Years Ended December 31,
($ in millions)	2010	2009	2008

Statutory capital, surplus, and surplus notes	$658.5	$517.2	$758.9
Asset valuation reserve (“AVR”)	104.7	57.0	94.4
Statutory capital, surplus, surplus notes and AVR	$763.2	$574.2	$853.3
Statutory gain from operations	$147.8	$29.2	$53.4
Statutory net income (loss)	$139.8	$(59.9)	$(82.3)

New York Insurance Law requires that New York life insurers report their RBC. RBC is based on a formula calculated by applying factors to various assets, premium and statutory reserve items. The formula takes into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. New York Insurance Law gives the New York Superintendent of Insurance explicit regulatory authority to require various actions by, or take various actions against, insurers whose total adjusted capital does not exceed certain RBC levels. Each of the U.S. insurance subsidiaries of Phoenix Life is also subject to these same RBC requirements. Phoenix Life and each of its insurance subsidiaries’ RBC was in excess of 200% of Company Action Level (the level where a life insurance enterprise must submit a comprehensive plan to state insurance regulators) as of December 31, 2010 and 2009.

Under New York Insurance Law, Phoenix Life is permitted to pay stockholder dividends in any calendar year without prior approval from the New York Insurance Department in the amount of the lesser of 10% of Phoenix Life’s surplus to policyholders as of the immediately preceding calendar year or Phoenix Life’s statutory net gain from operations for the immediately preceding calendar year, not including realized capital gains. Phoenix Life paid dividends of $25.0 million in 2010 and under the above formula would be able to pay $64.8 million in dividends in 2011.

19.

Premises and Equipment

Premises and equipment are included in other general account assets in our balance sheet.

Cost and Carrying Value of Premises and Equipment:	As of December 31,
($ in millions)	2010		2009
		Carrying		Carrying
	Cost	Value	Cost	Value

Real estate	$89.7	$26.5	$89.7	$27.7
Equipment	98.9	30.4	234.7	35.7
Premises and equipment cost and carrying value	188.6	$56.9	324.4	$63.4
Accumulated depreciation and amortization	(131.7)		(261.0)
Premises and equipment	$56.9		$63.4

19.

Premises and Equipment (continued)

Depreciation and amortization expense for premises and equipment for 2010, 2009 and 2008 totaled $11.1 million, $26.3 million and $13.1 million, respectively. Depreciation and amortization expense for 2009 includes $13.5 million of impairments associated with capitalized costs, including certain software components no longer utilized. A complete inventory of premises and equipment was undertaken in 2010 which resulted in an adjustment to cost and accumulated depreciation related to fully depreciated assets no longer in use.

Rental expenses for operating leases for continuing operations, principally with respect to buildings, amounted to $1.6 million, $2.2 million and $2.2 million in 2010, 2009 and 2008, respectively. Future minimum rental payments under non-cancelable operating leases were $22.5 million as of December 31, 2010, payable as follows: 2011, $2.5 million; 2012, $1.9 million; 2013, $2.0 million; 2014, $1.9 million; 2015, $1.9 million; and thereafter, $12.3 million. These obligations include amounts for leased property of our discontinued operations of $0.2 million in 2010. All future obligations for leased property of our discontinued operations were assumed by the buyer upon the completion of the sale on June 23, 2010. See Note 16 to these financial statements for additional information.

20.

Related Party Transactions

Capital Contributions

We received no capital contributions from The Phoenix Companies during the year ended December 31, 2010. We received capital contributions from The Phoenix Companies of $7.5 million in cash during the year ended December 31, 2009 and $15.2 million in settlement of an intercompany payable during the year ended December 31, 2008.

Facility and Services Contracts

Phoenix Life has contracts to provide services and facilities to various subsidiaries of The Phoenix Companies. Expenses incurred by Phoenix Life related to services and facilities are allocated to, and subsequently reimbursed by, the respective subsidiaries. Allocated expenses and payable balances related to these contracts with affiliates are as follows:

•

Expenses allocated to Phoenix Life Solutions were $0, $0.2 million and $1.8 million for the years ended December 31, 2010, 2009 and 2008, respectively. There were no amounts payable to Phoenix Life as of December 31, 2010 and 2009, respectively.

•

Expenses allocated to The Phoenix Companies holding company were $5.3 million, $17.5 million and $36.5 million for the years ended December 31, 2010, 2009 and 2008, respectively. Amounts payable to Phoenix Life were $0.7 million and $0.8 million as of December 31, 2010 and 2009, respectively.

•

Expenses allocated to Saybrus Partners were $23.5 million, $0.5 million and $0 for the years ended December 31, 2010, 2009 and 2008, respectively. Amounts payable to Phoenix Life were $4.0 million and $0.5 million as of December 31, 2010 and 2009, respectively.

•

Expenses allocated to Goodwin Capital Advisors, Inc. were $19.6 million and $14.9 million and $0 for the years ended December 31, 2010, 2009 and 2008, respectively. Amounts payable to Phoenix Life were $2.4 million and $1.5 million as of December 31, 2010 and 2009, respectively.

•

Expenses allocated to Virtus Investment Partners, Inc. were $0, $0 and $23.4 million for the years ended December 31, 2010, 2009 and 2008, respectively. There were no amounts payable to Phoenix Life as of December 31, 2010 and 2009, respectively.

Other Related Party Transactions

Goodwin Capital Advisers, Inc. (“Goodwin”), an indirect wholly-owned subsidiary of The Phoenix Companies, provides investment advisory services to us for a fee. Investment advisory fees incurred by us under this arrangement were $6.9 million, $7.7 million and $10.0 million for 2010, 2009 and 2008, respectively. Amounts payable to Goodwin were $1.7 million and $1.6 million, as of December 31, 2010 and 2009, respectively.

Effective September 20, 2010, 1851 Securities, Inc., a wholly-owned subsidiary of PM Holdings Inc., became the principal underwriter of Phoenix Life’s variable life insurance policies and variable annuity contracts. Commissions paid by Phoenix Life were $16.9 million for the year ended December 31, 2010.

20.

Related Party Transactions (continued)

Prior to September 20, 2010, Phoenix Equity Planning Corporation, an indirect wholly-owned subsidiary of The Phoenix Companies, was the principal underwriter. Commissions paid by Phoenix Life were $11.8 million, $21.1 million and $59.2 million for the years ended December 31, 2010, 2009 and 2008, respectively.

State Farm Mutual Automobile Insurance Company (“State Farm”) is currently the owner of record of more than 5% of The Phoenix Companies outstanding common stock. In 2010, 2009 and 2008, we incurred $4.4 million, $29.3 million and $73.9 million, respectively, as compensation costs for the sale of our insurance and annuity products by entities that were either subsidiaries of State Farm or owned by State Farm agents.

21.

Contingent Liabilities

Litigation and Arbitration

We are regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming us as a defendant ordinarily involves our activities as an insurer, investor, or taxpayer.

It is not feasible to predict or determine the ultimate outcome of all legal or arbitration proceedings or to provide reasonable ranges of potential losses. Based on current information, we believe that the outcomes of our litigation and arbitration matters are not likely, either individually or in the aggregate, to have a material adverse effect on our consolidated financial condition. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation and arbitration, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operations or cash flows in particular quarterly or annual periods.

The definitive agreement to sell PFG contains a provision requiring the Company to indemnify Tiptree for any losses due to actions resulting from certain specified acts or omissions associated with the divested business prior to closing. There has been litigation filed that falls within this provision of the agreement. The Company intends to defend these matters vigorously.

Regulatory Matters

State regulatory bodies, the Securities and Exchange Commission (“SEC”), the Financial Industry Regulatory Authority (“FINRA”), the IRS and other regulatory bodies regularly make inquiries of The Phoenix Companies, Phoenix Life and our affiliates and, from time to time, conduct examinations or investigations concerning our compliance with laws and regulations related to, among other things, our insurance and broker-dealer subsidiaries, securities offerings and registered products. We endeavor to respond to such inquiries in an appropriate way and to take corrective action if warranted.

Regulatory actions may be difficult to assess or quantify. The nature and magnitude of their outcomes may remain unknown for substantial periods of time. It is not feasible to predict or determine the ultimate outcome of all pending inquiries, investigations, legal proceedings and other regulatory actions, or to provide reasonable ranges of potential losses. Based on current information, we believe that the outcomes of our regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on our consolidated financial condition. However, given the inherent unpredictability of regulatory matters, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operation or cash flows in particular quarterly or annual periods.

Discontinued Reinsurance Operations

In 1999, we discontinued our reinsurance operations through a combination of sale, reinsurance and placement of certain retained group accident and health reinsurance business into run-off. We adopted a formal plan to stop writing new contracts covering these risks and to end the existing contracts as soon as those contracts would permit. However, we remain liable for claims under contracts which have not been commuted.

For example, we participate in a workers’ compensation reinsurance pool formerly managed by Unicover Managers, Inc. (Unicover). The pool ceased accepting new risks in early 1999. Further, we were a retrocessionaire (meaning a reinsurer of other reinsurers) of the Unicover pool. We have been involved in disputes relating to the activities of Unicover. These disputes have been substantially resolved or settled.

21.

Contingent Liabilities (continued)

Our discontinued group accident and health reinsurance operations also include other (non-Unicover) workers’ compensation reinsurance contracts and personal accident reinsurance contracts, including contracts assumed in the London market. We have been engaged in arbitrations, disputes or investigations with several ceding companies over the validity of, or amount of liabilities assumed under, their contracts. These arbitrations, disputes or investigations have been substantially resolved or settled.

We bought retrocessional reinsurance for a significant portion of our assumed reinsurance liabilities. Some of the retrocessionaires have disputed the validity of, or amount of liabilities assumed under, their contracts with us. Most of these disputes with retrocessionaires have been resolved or settled.

We have established reserves for claims and related expenses that we expect to pay on our discontinued group accident and health reinsurance business. These reserves are based on currently known facts and estimates about, among other things, the amount of insured losses and expenses that we believe we will pay, the period over which they will be paid, the amount of reinsurance we believe we will collect from our retrocessionaires and the likely legal and administrative costs of winding down the business.

Our total policy liabilities and accruals are $49.7 million and $69.8 million as of December 31, 2010 and 2009, respectively. Our total amounts recoverable from retrocessionaires related to paid losses were $9.1 million and $1.8 million as of December 31, 2010 and 2009, respectively. During 2010 and 2009, we received and evaluated additional claims information that became available from certain ceding companies. In 2009, we also resolved a dispute with a ceding company that had been the subject of arbitration and commuted certain contracts with other ceding companies.  Losses of $3.2 million in 2010 and $71.7 million in 2009 were recognized primarily related to adverse developments which occurred during these respective years. A loss of $0.1 million was recognized in 2008.

We expect our reserves and reinsurance to cover the run-off of the business; however, unfavorable or favorable claims and/or reinsurance recovery experience is reasonably possible and could result in our recognition of additional losses or gains, respectively, in future years. Given the uncertainty associated with litigation and other dispute resolution proceedings, as well as the lack of sufficient claims information, the range of any reasonably possible additional future losses or gains is not currently estimable. However, it is our opinion, based on current information and after consideration of the provisions made in these financial statements, that any future adverse or favorable development of recorded reserves and/or reinsurance recoverables will not have a material adverse effect on our consolidated financial position. Nevertheless, it is possible that future developments could have a material adverse effect on our consolidated results of operations or cash flows in particular quarterly or annual periods.

22.

Other Commitments

During 2008, we announced an amendment to our agreement under with HP Enterprise Services related to the management of our infrastructure services. The amendment covered the year 2009 to 2015. We have five years remaining on the agreement. The remaining commitment total is $78.7 million.

During the normal course of business, Phoenix Life enters into agreements to fund limited partnerships that make debt and equity investments. As of December 31, 2010, the Company had unfunded commitments of $222.7 million under such investments, of which $65.7 million is expected to be funded by December 31, 2011.

In addition, the Company enters into agreements to purchase private placement investments. At December 31, 2010, the Company had open commitments of $23.2 million under such agreements which are expected to be funded by December 31, 2011.

In connection with the sale of certain venture capital partnerships, we issued a guarantee with respect to the outstanding unfunded commitments related to the partnerships that were sold. As of December 31, 2010, we have funded $2.3 million under this guarantee and have established a receivable from the respective partnership for this amount. We believe the receivable to be fully collectible. An additional $5.1 million of unfunded commitments remain subject to this guarantee.

23.

Subsequent Events

We evaluated events subsequent to December 31, 2010 and through April 25, 2011, the date of issuance of these consolidated financial statements. We have determined there have been no events that have occurred that would require adjustments to our consolidated financial statements. Significant events requiring additional disclosure are as follows:

On March 24, 2011, Standard & Poor’s affirmed our financial strength rating of BB- and our senior debt rating of CCC+. They revised its outlook to stable from negative.

On February 8, 2011, A.M. Best Company, Inc. affirmed our financial strength rating of B+ and our senior debt rating of bb-. They revised their outlook from negative to stable.

Part C

Other Information

Item 26.	Exhibits.

(a)	Board of Directors Resolution.

Resolution of the Board of Directors of Phoenix Life Insurance Company (formerly Phoenix Home Life Mutual Insurance Company) establishing the Phoenix Mutual Variable Universal Life Account is incorporated by reference to Post-Effective Amendment No. 14 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 1998.

(b)	Custodian Agreements.

Not applicable.

(c)	Underwriting Contracts.

(1)	Master Service and Distribution Compliance Agreement between Depositor and Phoenix Equity Planning Corporation dated November 1, 2000, is incorporated by reference to Post-Effective Amendment No. 26 on Form N-6 (File No. 033-06793), filed via EDGAR on April 30, 2004.

(2)	Form of Broker Dealer Supervisory and Service Agreement between Phoenix Equity Planning Corporation and Independent Brokers with respect to the sale of policies is incorporated by reference to Post-Effective Amendment No. 27 on Form N-6 (File No. 033-06793), filed via EDGAR on April 25, 2005.

(3)	Principal Underwriting and Distribution Agreement between Phoenix Life Insurance Company (Phoenix) and Phoenix Equity Planning Corporation (“PEPCO”), dated February 5, 2009, is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2010.

(4)	Principal Underwriting and Distribution Agreement between Phoenix Life Insurance Company and 1851 Securities, Inc., dated September 21, 2010, is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(d)	Contracts

1.	Form 08JE, Phoenix Joint Edge® VUL policy form (NY) *

2.	Form 08JE, Phoenix Joint Edge® VUL policy form (ME) *

3.	Form 08LTRJE, Individual Level Term Rider *

4.	Form 08SPOR-Survivor Insurance Purchase Option Rider *

5.	Form 06NLGR-No Lapse Guarantee Rider *

6.	Form 06OLR-Overloan Protection Rider *

7.	Form 07ASVR-Alternate Surrender Value Rider *

8.	Form 07DPR-Disability Benefit Rider *

9.	Form VR74-Enhanced Dollar Cost Averaging Amendment *

10.	Form 08JPEOR-Variable Joint Life Policy Exchange Option Rider *

*	Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-6 (File No. 333-149636), filed via EDGAR on July 11, 2008.

(e)	Applications

1.	Form 0L 4312NY – Multi Life Application for Life Insurance *

2.	Form 0L 4313NY – Other Insured Supplement *

*	Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-6 (File No. 333-149636), filed via EDGAR on July 11, 2008.

(f)	Depositor’s Certificate of Incorporation and Bylaws.

(1)	Amended and Restated Charter of Phoenix Life Insurance Company is incorporated by reference to Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-6 (File No. 333-119919), filed via EDGAR on February 9, 2005.

(2)	Amended and Restated Bylaws of Phoenix Life Insurance Company dated February 2, 2006 is incorporated by reference to Post-Effective Amendment No. 18 on Form N-6 (File No. 333-23171), filed via EDGAR on April 27, 2006.

(g)	Reinsurance Contracts.

Form of Reinsurance Contract is incorporated by reference to Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-6 (File No. 333-149105), filed via EDGAR on July 11, 2008.

(h)	Participation Agreements.

(1)	(a) Participation Agreement dated May 1, 2000 between Phoenix Home Life Mutual Insurance Company, PHL Variable Insurance Company, Franklin Templeton Variable Insurance Products Trust, and Franklin Templeton Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

(b) Amendment dated May 1, 2000 to Participation Agreement between Phoenix Home Life Mutual Insurance Company, PHL Variable Insurance Company, Franklin Templeton Variable Insurance Products Trust, and Franklin Templeton Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

(c) Amendment to Participation Agreement dated May 3, 2004 by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Phoenix Life Insurance Company, and PHL Variable Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 9 on Form N-6 (File No. 333-76778), filed via EDGAR on April 27, 2006.

(d) Amendment No. 3 to Participation Agreement as of May 1, 2006, by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Phoenix Life Insurance Company, and PHL Variable Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 9 on Form N-6 (File No. 333-119916), filed via EDGAR on August 14, 2006.

(e) Amendment No. 4 to Participation Agreement as of May 1, 2007, by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., PHL Variable Insurance Company, Phoenix Life Insurance Company, and Phoenix Equity Planning Corporation is incorporated by reference to Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-6 (File No. 333-146301), filed via EDGAR on December 21, 2007.

(f) Amendment No. 5 to Participation Agreement as of March 1, 2008 by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., PHL Variable Insurance Company, Phoenix Life Insurance Company, Phoenix Life and Annuity Company, and Phoenix Equity Planning Corporation is incorporated by reference to Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-4 (File No. 333-147565), filed via EDGAR on April 4, 2008.

(g) Amendment No. 6 to Participation Agreement as of September 20, 2010 by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., PHL Variable Insurance Company (“PHLVIC”), Phoenix Life Insurance Company (“PLIC”), Phoenix Life and Annuity Company (“PLAC”), and Phoenix Equity Planning Corporation (“PEPCO”) is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(2)	(a) Amended and Restated Participation Agreement dated May 6, 2008 among Phoenix Life Insurance Company, Wanger Advisors Trust, Columbia Wanger Asset Management LLP and Columbia Management Distributors, Inc. is incorporated by reference to Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-6 (File No. 333-149636), filed via EDGAR on July 11, 2008.

(b) Consent to Assignment of Participation Agreement dated March 29, 2010 between Columbia Management Distributors, Inc. (“CMDI”) and Phoenix Life Insurance Company to RiverSource Fund Distributors, Inc. (“RSFD”) is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2010.

(3)	(a) Fund Participation Agreement dated July 15, 1999 among Phoenix Home Life Mutual Insurance Company, Insurance Series, and Federated Securities Corp. is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

(b) Amendment to Fund Participation Agreement dated December 22, 2009 among Federated Securities Corp., Federated Insurance Series, and Phoenix Life Insurance Company is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2010.

(c) First Addendum to Fund Participation Agreement dated January 19, 2010 by and between Phoenix Life Insurance Company (“Insurer”) and Federated Securities Corp. (“FSC”) is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2010.

(4)	(a) Fund Participation Agreement dated July 19, 1999 among Phoenix Home Life Mutual Insurance Company, BT Insurance Funds Trust and Bankers Trust Company is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

(b) Amendment No. 1 dated April 27, 2001 to the Fund Participation Agreement among Phoenix Home Life Mutual Insurance Company, Deutsche Asset Management VIT Funds (formerly BT Insurance Funds Trust), and Bankers Trust Company is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

(c) Amendment No. 2 dated October 29, 2001 to the Fund Participation Agreement among Phoenix Life Insurance Company, Deutsche Asset Management VIT Funds and Deutsche Asset Management, Inc. is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

(d) Amendment No. 3 dated February 1, 2008 to the Fund Participation Agreement dated July 19, 1999 among Phoenix Life Insurance Company, DWS Investments VIT Funds (formerly, Deutsche Asset Management VIT Funds and BT Insurance Funds Trust) and Deutsche Investment Management Americas Inc. (successor by merger to Deutsche Asset Management, Inc.) is incorporated by reference to Post-Effective Amendment No. 51 on Form N-4 (File No. 002-78020), filed via EDGAR in April 30, 2008.

(5)	Participation Agreement dated May 1, 2006 among The Universal Institutional Funds, Inc., Morgan Stanley Distribution Inc., Morgan Stanley Investment Management Inc. and Phoenix Life Insurance Company is incorporated by reference to Post-Effective Amendment No. 3 on Form N-4 (File No. 333-123035), filed via EDGAR on December 19, 2006.

(6)	(a) Amended and Restated Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Phoenix Life Insurance Company, dated August 1, 2009, is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2010.

(b) First Amendment to Amended and Restated Participation Agreement by and among Phoenix Life Insurance Company (the “Company”), Fidelity Distributors Corporation (the “Underwriter”), and each of Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV and Variable Insurance Products V, dated August 1, 2009, is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2010.

(7)	(a) Participation Agreement dated March 29, 2001 among Phoenix Home Life Mutual Insurance Company, AIM Variable Insurance Funds, Phoenix Equity Planning Corporation and AIM Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

(b) Amendment No. 1 effective April 30, 2010 to Participation Agreement dated as of March 29, 2001, by and among AIM Variable Insurance Funds (“AVIF”), AIM Distributors, Inc., Phoenix Home Life Mutual Insurance Company (“Phoenix”) and Phoenix Equity Planning Corporation (“PEPCO”) is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(c) Amendment No. 2 effective September 20, 2010 to Participation Agreement dated March 29, 2001 by and among AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Distributors, Inc., Phoenix Home Life Mutual Insurance Company and Phoenix Equity Planning Corporation (“PEPCO”) is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(8)	(a) Amended and Restated Participation Agreement dated March 31, 2009 by and between The Phoenix Edge Series Fund, Phoenix Life Insurance Company (“PLIC”), PHL Variable Insurance Company (“PHLVIC”), Phoenix Life and Annuity Company (“PLAC”) and Phoenix Equity Planning Corporation (“PEPCO”) is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-143656), filed via EDGAR on April 29, 2010.

(b) Amended and Restated Participation Agreement dated September 2, 2010 by and among The Phoenix Edge Series Fund, Phoenix Life Insurance Company, PHL Variable Insurance Company, Phoenix Life and Annuity Company, and 1851 Securities, Inc. is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(c) Participation Agreement as of November 5, 2010 among Virtus Variable Insurance Trust, VP Distributors, Inc., Phoenix Life Insurance Company, PHL Variable Insurance Company, Phoenix Life and Annuity Company

and 1851 Securities, Inc. is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(9)	Participation Agreement dated May 1, 2006 among Phoenix Life Insurance Company, PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC is incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-119919), filed via EDGAR on August 14, 2006.

(10)	Fund Participation Agreement dated May 1, 2006 among Phoenix Life Insurance Company, Neuberger Berman Advisers Management Trust and Neuberger Berman Management, Inc. is incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-119919), filed via EDGAR on August 14, 2006.

(11)	Participation Agreement dated April 14, 2005 among Phoenix Life Insurance Company, Lord Abbett Series Fund, Inc. and Lord Abbett Distributor, LLC is incorporated by reference to Post-Effective Amendment No. 18 on Form N-6 (File No. 333-23171), filed via EDGAR on April 27, 2006.

(12)	Participation Agreement dated May 1, 2006 among Phoenix Life Insurance Company, Oppenheimer Variable Account Funds and OppenheimerFunds, Inc. is incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-119919), filed via EDGAR on August 14, 2006.

(13)	Fund Participation Agreement dated September 7, 2007 among Phoenix Life Insurance Company, Sentinel Variable Products Trust and Sentinel Financial Services Company is incorporated by reference to Post-Effective Amendment No. 5 on Form N-4 (File No. 333-123035), filed via EDGAR on September 7, 2007.

(14)	(a) Participation Agreement dated February 1, 2008 among Phoenix Life Insurance Company, Phoenix Equity Planning Corporation, Summit Mutual Funds, Inc., and Ameritas Investment Corporation is incorporated by reference to Post-Effective Amendment No. 51 on Form N-4 (File No. 002-78020), filed via EDGAR on April 30, 2008.

(b) Consent to Assignment of Participation Agreement effective February 1, 2008 among Summit Mutual Funds, Inc., Ameritas Investment Corp., Phoenix Life Insurance Company and Phoenix Equity Planning Corporation is incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-6 (File No. 333-146301), filed via EDGAR on April 21, 2009.

(c) Amendment as of September 20, 2010 to Participation Agreement dated February 1, 2008, by and among Summit Mutual Funds, Inc., Ameritas Investment Corp., Phoenix Life Insurance Company, and Phoenix Equity Planning Corporation, as amended by a consent to assignment dated December 12, 2008 from Ameritas Investment corp. to Calvert Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(15)	Participation Agreement as of November 5, 2010 among Virtus Variable Insurance Trust, VP Distributors, Inc., Phoenix Life Insurance Company, PHL Variable Insurance Company, Phoenix Life and Annuity Company and 1851 Securities, Inc. is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011

(16)	Amended and Restated Participation Agreement of November 19, 2010 by and among Phoenix Life Insurance Company (“PLIC”), PHL Variable Insurance Company (“PHLVIC”), Phoenix Life and Annuity Company (“PLAC”), (together “Phoenix”), Financial Investors Variable Insurance Trust, ALPS Advisors, Inc. and ALPS Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(i)	Administrative Contracts.

(1)	Service Agreement dated January 1, 2003 between The Phoenix Edge Series Fund, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company is incorporated by reference to Post-Effective Amendment No. 26 on Form N-6 (File No. 033-06793), filed via EDGAR on April 30, 2004.

(2)	First Amendment to Service Agreement dated November 11, 2003 between The Phoenix Edge Series Fund, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company is incorporated by reference to Post-Effective Amendment No. 26 on Form N-6 (File No. 033-06793), filed via EDGAR on April 30, 2004.

(3)

Second Amendment to Service Agreement dated February 27, 2004 between The Phoenix Edge Series Fund, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company is

incorporated by reference to Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-6 (File No. 333-119919), filed via EDGAR on February 9, 2005.

(4)	Third Amendment to Service Agreement dated November 15, 2004 between The Phoenix Edge Series Fund, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company is incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-119919), filed via EDGAR on April 25, 2005.

(5)	Fourth Amendment to Service Agreement dated November 13, 2005 by and among The Phoenix Edge Series Fund, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company is incorporated herein by reference to Post-Effective Amendment No. 18 on Form N-6 (File No. 333-23171), filed via EDGAR on April 27, 2006.

(6)	Fifth Amendment to Service Agreement dated November 13, 2007 by and among The Phoenix Edge Series Fund, Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company is incorporated by reference to Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-6 (File No. 333-149105), filed via EDGAR on July 11, 2008.

(7)	Consent to Assignment of Administrative Services Agreement effective February 1, 2008 among Summit Investment Partners, Inc. and Phoenix Life Insurance Company is incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-6 (File No. 333-146301), filed via EDGAR on April 21, 2009.

(j)	Other Material Contracts.

(1)	Amended and Restated Administration and Accounting Services Agreement dated March 1, 2003 by and between Phoenix Life Insurance Company and PFPC, INC. is incorporated by reference to Post-Effective Amendment No. 5 on Form N-4 (File No. 333- 123035), filed via EDGAR on September 7, 2007.

(2)	Amendment dated January 1, 2005 to Amended and Restated Administration and Accounting Services Agreement between Phoenix Life Insurance Company and PFPC, INC. is incorporated by reference to Post-Effective Amendment No. 5 on Form N-4 (File No. 333-123035), filed via EDGAR on September 7, 2007.

(3)	Information Sharing Agreements pursuant to Rule 22c-2 for the following funds: AIM Variable Insurance Funds, DWS Funds, Federated Insurance Series, Franklin Templeton Variable Insurance Products Trust, Lord Abbett Series Fund, Inc., Neuberger Berman Advisers Management Trust, Oppenheimer Variable Account Funds, Wanger Advisors Trust, and The Universal Institutional Funds are incorporated by reference to Post-Effective Amendment No. 29 on Form N-4 (File No. 033-87376), filed via EDGAR on May 1, 2007.

(4)	Information Sharing Agreement dated as of September 7, 2007, pursuant to Rule 22c-2, between Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company and the Sentinel Variable Products Trust is incorporated by reference to Post-Effective Amendment No. 6 on Form N-4 (File No. 333-123035), filed via EDGAR on September 28, 2007.

(5)	Information Sharing Agreement dated February 1, 2008 by and between PHL Variable Insurance Company, Phoenix Life and Annuity Company, Phoenix Life Insurance Company and Summit Mutual Funds, Inc. is incorporated by reference to Post-Effective Amendment No. 8 on Form N-4 (File No. 333-123040), filed via EDGAR on April 30, 2008.

(6)	Consent to Assignment of Rule 22c-2 Shareholder Information Agreement dated March 29, 2010 between Columbia Management Services, Inc., Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company, is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-143656), filed via EDGAR on April 29, 2010.

(7)	Rule 22c-2 Shareholder Information Agreement as of November 5, 2010 by and among VP Distributors, Inc. (“Fund Agent”), Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company (together “Insurance Company”), and 1851 Securities, Inc. (“1851”), is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(8)	Distribution and Administrative Services Agreement as of November 5, 2010 among Virtus Investment Advisers, Inc. (“Virtus”), VP Distributors, Inc. (“VPD”), Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company (each a “Company” and collectively, the “Company”) and 1851 Securities, Inc. (“1851”), is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(9)	Investment Performance Calculation Agreement as of November 5, 2010 by and among The Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company, (collectively, “Phoenix”) and Virtus Partners, Inc. (“Virtus”), is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(k)	Legal Opinion.

Opinion and Consent of Counsel, filed herewith.

(l)	Actuarial Opinion.

Not applicable.

(m)	Calculation.

Not applicable.

(n)	Other Opinions.

(1)	Consent of Independent Registered Public Accounting Firm, filed herewith.

(2)	Powers of Attorney are incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(o)	Omitted Financial Statements.

Not applicable.

(p)	Initial Capital Agreements.

Not applicable.

(q)	Redeemability Exemption.

SEC Rule 6e-3(T) administrative procedures memo is incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-146301), filed via EDGAR on April 21, 2009.

Item 27.	Directors and Officers of the Depositor.

Name and Principal Business Address	Positions and Offices with Depositor
Martin N. Baily The Brookings Institution Washington, DC	Director

Name and Principal Business Address	Positions and Offices with Depositor
Arthur P. Byrne J.W. Childs Associates Boston, MA	Director

Sanford Cloud, Jr.*	Director

Gordon J. Davis, Esq. Dewey & LeBoeuf, LLP New York, NY	Director

John H. Forsgren*	Director

Ann Maynard Gray*	Director

Jerry J. Jasinowski*	Director

Thomas S. Johnson New York, NY	Director and Chairman of the Board

Name and Principal Business Address	Positions and Offices with Depositor
Augustus K. Oliver, II Oliver Press Partners, LLC 152 West 57th Street 46th Floor New York, NY	Director

Arthur F. Weinbach Broadridge Financial Solutions, Inc. 5 ADP Boulevard Roseland, NJ	Director

James D. Wehr*	Director, President and Chief Executive Officer

Michel E. Hanrahan*	Vice President and Chief Accounting Officer

Peter A. Hofmann*	Senior Executive Vice President and Chief Financial Officer and Treasurer

John T. Mulrain*	Executive Vice President, General Counsel and Secretary

Philip K. Polkinghorn*	Senior Executive Vice President and President, Life and Annuity

*	The principal business address of this individual is One American Row, Hartford, CT 06102-5056.

Item 28.	Persons Controlled by or Under Common Control with the Depositor or Registrant

The Phoenix Companies, Inc. (100%) Delaware

Goodwin Capital Advisers, Inc. (100%) New York

Phoenix Distribution Holding Company (100%) Connecticut

Phoenix Investment Management Company (100%) Connecticut

Phoenix Life Solutions, Inc (100%) Delaware

Phoenix National Trust Holding Company (100%) Connecticut

PML International Insurance Limited (100%) Bermuda

Saybrus Partners, Inc. (85.456%) Delaware

Saybrus Holdings, Inc. (100%) Delaware

Saybrus Equity Services, Inc. (100%) Delaware

Phoenix Life Insurance Company (100%) New York

Holland Re Holdings, LLC (100%)

Holland Re, Inc. (100%)

Next Generation Ventures LLC (50%) Connecticut

Phoenix Life Separate Account B (100%) New York

Phoenix Life Separate Account C (100%) New York

Phoenix Life Separate Account D (100%) New York

Phoenix Life Variable Accumulation Account (100%) New York

Phoenix Life Variable Universal Life Account (100%) New York

PM Holdings, Inc. (100%) Connecticut

1851 Securities, Inc. (100%) Delaware

American Phoenix Life and Reassurance Company (100%) Connecticut

PHL Variable Insurance Company (100%) Connecticut

PHL Variable Accumulation Account (100%) Connecticut

PHL Variable Accumulation Account II (100%) Connecticut

PHL Variable Accumulation Account III (100%) Connecticut

PHL Variable Separate Account MVA1 (100%) Connecticut

PHLVIC Variable Universal Life Account (100%) Connecticut

PHL Variable VA Account 1 (100%) Connecticut

Phoenix Founders, Inc. (100%) Connecticut

Phoenix International Capital Corporation (100%) Connecticut

Practicare, Inc. (100%) Delaware

Phoenix Life and Annuity Company (100%) Connecticut

Phoenix Life and Annuity Variable Universal Life Account (100%) Connecticut

Phoenix New England Trust Holding Company (100%) Connecticut

Phoenix Variable Advisors, Inc. (100%) Delaware

The only companies that file consolidated financial statements with the Securities and Exchange Commission (“SEC”) are The Phoenix Companies Inc. and Phoenix Life Insurance Company. In addition, PHL Variable Insurance Company and Phoenix Life and Annuity Company file individual financial statements with the SEC. For the remainder, except the separate accounts (defined as Phoenix Life Separate Account B, Phoenix Life Separate Account C, Phoenix Life Separate Account D, Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, PHL Variable Accumulation Account, PHL Variable Accumulation Account II, PHL Variable Accumulation Account III, PHL Variable Separate Account MVA1, PHL Variable VA Account 1, PHLVIC Variable Universal Life Account, and Phoenix Life and Annuity Variable Universal Life Account) all other entities are included in the consolidated financial statement for The Phoenix Companies, Inc., but none file individual financial statements with the SEC.

Item 29.	Indemnification.

Section 722 of the New York Business Corporation Law, as made applicable to insurance companies by Section 108 of the New York Insurance Law, provides that a corporation may indemnify any director or officer of the corporation made, or threatened to be made, a party to an action or proceeding other than one by or in the right of the corporation to procure a judgment in its favor, whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, by reason of the fact that he, his testator or intestate, served such other corporation in any capacity at the request of the indemnifying corporation.

Article VI, Section 6.1 of the Bylaws of the Depositor (as amended and restated effective February 2, 2006) provides that “To the full extent permitted by the laws of the State of New York, the Company shall indemnify any person made or threatened to be made a party to any action, proceeding or investigation, whether civil or criminal, by reason of the fact that such person, or such person’s testator or intestate:

(1)	is or was a Director, officer or employee of the Company; or

(2)	serves or served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity at the request of the Company, and at the time of such services, was a director, officer or employee of the Company against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with or as a result of such action, proceeding or investigation, or any appeal therein.

Subject to applicable law, the indemnification provided in this Article VI shall not be deemed to be exclusive of any other rights to which a director, officer or employee of the Company seeking indemnification may be entitled.” Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Principal Underwriter.

1.	1851 Securities, Inc. (“1851 Securities”)

(a)	1851 Securities serves as the principal underwriter for the following entities:

Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, Phoenix Life and Annuity Variable Universal Life Account, PHL Variable Accumulation Account, PHL Variable Accumulation Account II, PHL Variable Separate Account MVA1, PHL Variable VA Account 1, PHLVIC Variable Universal Life Account, Phoenix Life Separate Account B, Phoenix Life Separate Account C, and Phoenix Life Separate Account D.

(b)	Directors and Executive Officers of 1851 Securities

Name	Position
John H. Beers	Vice President and Secretary
Susan L. Guazzelli	Second Vice President and Treasurer
Philip K. Polkinghorn	President and Chief Executive Officer
Katherine E. Storch	Assistant Vice President and Chief Compliance Officer
Gary C. Tebbetts	Chief Financial Officer

The business address of these individuals is One American Row, Hartford, CT 06102-5056.

(c)	1851 Securities received no compensation from the Registrant during the last fiscal year for sales of the contract.

Item 31.	Location of Accounts and Records.

The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the administrative offices of Phoenix Life Insurance Company located at One American Row, Hartford, CT 06102-5056.

Item 32.	Management Services.

Under a contract with Phoenix Life Insurance Company (“PLIC”), Ibbotson Associates provides certain asset allocation services, including a risk tolerance questionnaire to assist the policy owner, for use in conjunction with the policy. For these services, PLIC pays Ibbotson an annual flat fee. The fees paid for the last three fiscal years follow:

Year	Fee Paid
2010	0
2009	$125,000
2008	$70,000

Item 33.	Fee Representation.

Pursuant to Section 26(f)(2)(A) of the Investment Company Act of 1940, as amended, Phoenix Life Insurance Company represents that the fees and charges to be deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks to be assumed thereunder by Phoenix Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant, Phoenix Life Variable Universal Life Account, certifies that it meets all requirements for effectiveness of this Post-Effective Amendment No. 5 to registration statement under Rule 485(b) under the Securities Act and has caused this Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 (File No. 333-149636) to be signed on its behalf by the undersigned, duly authorized, all in the City of Hartford and State of Connecticut on this 29th day of April, 2011.

Phoenix Life Variable Universal Life Account (Registrant)

By:
* James D. Wehr, President and Chief Executive Officer of Phoenix Life Insurance Company

Phoenix Life Insurance Company

By:
* James D. Wehr, President and Chief Executive Officer

By:	/s/ KATHLEEN A. MCGAH
* Kathleen A. McGah, as Attorney-in-Fact pursuant to Power of Attorney.

As required by the Securities Act of 1933, this Post-Effective Amendment No. 5 to the Registration Statement has been signed below by the following persons in the capacities indicated on April 29, 2011.

Signature	Title

*Martin N. Baily	Director

*Arthur P. Byrne	Director

*Sanford Cloud, Jr.	Director

*Gordon J. Davis	Director

*John H. Forsgren	Director

*Ann Maynard Gray	Director

*Jerry J. Jasinowski	Director

*Thomas S. Johnson	Director

*Augustus K. Oliver, II	Director

*Arthur F. Weinbach	Director

*James D. Wehr	Director, President and Chief Executive Officer

*Michael E. Hanrahan	Chief Accounting Officer

*Peter A. Hofmann	Chief Financial Officer

By:	/s/ KATHLEEN A. MCGAH
* Kathleen A. McGah, as Attorney-in-Fact pursuant to Powers of Attorney.

Exhibit Index

Exhibit 26(k)	Opinion and Consent of Counsel

Exhibit 26(n)(1)	Consent of Independent Registered Public Accounting Firm